    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 29, 1996

                                                      1933 ACT FILE NO. 33-1121
                                                      1940 ACT FILE NO. 811-4443
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM N-1A

                            REGISTRATION STATEMENT

                                     UNDER

                          THE SECURITIES ACT OF 1933                       [X]

                       POST-EFFECTIVE AMENDMENT NO. 35                     [X]

                           REGISTRATION STATEMENT

                                     UNDER

                    THE INVESTMENT COMPANY ACT OF 1940                     [X]

                                AMENDMENT NO. 38                           [X]

                         EATON VANCE INVESTMENT TRUST
                         ----------------------------
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                24 FEDERAL STREET, BOSTON, MASSACHUSETTS 02110
                ----------------------------------------------
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                (617) 482-8260
                       -------------------------------
                       (REGISTRANT'S TELEPHONE NUMBER)

                             H. DAY BRIGHAM, JR.
                24 FEDERAL STREET, BOSTON, MASSACHUSETTS 02110
                ----------------------------------------------
                   (NAME AND ADDRESS OF AGENT FOR SERVICE)

    It is proposed that this Post-Effective Amendment will become effective on April 26, 1996 pursuant to paragraph (b) of Rule 485.

    The exhibit index required by Rule 483(a) under the Securities Act of 1933 is located on page in the sequential numbering system of the manually signed copy of this Registration Statement.

    The Registrant has filed a Declaration pursuant to Rule 24f-2 and on May 26, 1995 filed its "Notice" as required by that Rule for the fiscal year ended March 31, 1995.

    Arizona Limited Maturity Municipals Portfolio, California Limited Maturity Municipals Portfolio, Connecticut Limited Maturity Municipals Portfolio, Florida Limited Maturity Municipals Portfolio, Massachusetts Limited Maturity Municipals Portfolio, Michigan Limited Maturity Municipals Portfolio, National Limited Maturity Municipals Portfolio, New Jersey Limited Maturity Municipals Portfolio, New York Limited Maturity Municipals Portfolio, Ohio Limited Maturity Municipals Portfolio and Pennsylvania Limited Maturity Municipals Portfolio have each also executed this Registration Statement.

================================================================================

This Amendment to the registration statement on Form N-1A consists of the following documents and papers:

    Cross Reference Sheet required by Rule 481(a) under Securities Act of 1933 Part A--The Combined Prospectus of:

        EV Marathon Arizona Limited Maturity Municipals Fund
        EV Marathon California Limited Maturity Municipals Fund
        EV Marathon Connecticut Limited Maturity Municipals Fund
        EV Marathon Florida Limited Maturity Municipals Fund
        EV Marathon Massachusetts Limited Maturity Municipals Fund EV Marathon Michigan Limited Maturity Municipals Fund
        EV Marathon New Jersey Limited Maturity Municipals Fund
        EV Marathon New York Limited Maturity Municipals Fund
        EV Marathon North Carolina Limited Maturity Municipals Fund EV Marathon Ohio Limited Maturity Municipals Fund
        EV Marathon Pennsylvania Limited Maturity Municipals Fund EV Marathon Virginia Limited Maturity Municipals Fund

    The Prospectus of:

        EV Marathon National Limited Maturity Municipals Fund

    PartB--The Combined Statement of Additional Information of:

        EV Marathon Arizona Limited Maturity Municipals Fund
        EV Marathon California Limited Maturity Municipals Fund
        EV Marathon Connecticut Limited Maturity Municipals Fund
        EV Marathon Florida Limited Maturity Municipals Fund
        EV Marathon Massachusetts Limited Maturity Municipals Fund EV Marathon Michigan Limited Maturity Municipals Fund
        EV Marathon New Jersey Limited Maturity Municipals Fund
        EV Marathon New York Limited Maturity Municipals Fund
        EV Marathon North Carolina Limited Maturity Municipals Fund EV Marathon Ohio Limited Maturity Municipals Fund
        EV Marathon Pennsylvania Limited Maturity Municipals Fund EV Marathon Virginia Limited Maturity Municipals Fund

    The Statement of Additional Information of:

        EV Marathon National Limited Maturity Municipals Fund

    Part C--Other Information

    Signatures

    Exhibit Index Required by Rule 483(b) under the Securities Act of 1933

    Exhibits

This Amendment is not intended to amend the Prospectus and Statement of Additional Information of any other series of the Registrant not identified above.

                         EATON VANCE INVESTMENT TRUST

                            CROSS REFERENCE SHEET
                         ITEMS REQUIRED BY FORM N-1A

                         ---------------------------

PART A

ITEM NO.                   ITEM CAPTION                                           PROSPECTUS CAPTION
--------                   ------------                              ---------------------------------------------
 1. .....................  Cover Page                                Cover Page
 2. .....................  Synopsis                                  Shareholder and Fund Expenses
 3. .....................  Condensed Financial Information           The Fund's Financial Highlights; Performance
                                                                       Information
 4. .....................  General Description of Registrant         The Fund's Investment Objective; How the Fund
                                                                       and the Portfolio Invest their Assets;
                                                                       Organization of the Fund and the Portfolio
 5. .....................  Management of the Fund                    Management of the Fund and the Portfolio
 5A......................  Management's Discussion of Fund
                             Performance                             Not Applicable

 6. .....................  Capital Stock and Other Securities        Organization of the Fund and the Portfolio;
                                                                       Reports to Shareholders; The Lifetime
                                                                       Investing Account/Distribution Options;
                                                                       Distributions and Taxes
 7. .....................  Purchase of Securities Being Offered      Valuing Fund Shares; How to Buy Fund Shares;
                                                                       The Lifetime Investing Account/Distribution
                                                                       Options; Service Plan; The Eaton Vance
                                                                       Exchange Privilege; Eaton Vance Shareholder
                                                                       Services; Statement of Intention and Escrow
                                                                       Agreement
 8. .....................  Redemption or Repurchase                  How to Redeem Fund Shares
 9. .....................  Pending Legal Proceedings                 Not Applicable

PART B

ITEM NO.                   ITEM CAPTION                              STATEMENT OF ADDITIONAL INFORMATION CAPTION
------                     --------                                  ---------------------------------------------
10. .....................  Cover Page                                Cover Page
11. .....................  Table of Contents                         Table of Contents
12. .....................  General Information and History           Other Information
13. .....................  Investment Objectives and Policies        Additional Information about Investment
                                                                       Policies; Investment Restrictions

14. .....................  Management of the Fund                    Trustees and Officers; Fees and Expenses
15. .....................  Control Persons and Principal Holders of  Control Persons and Principal Holders of

                             Securities                                Securities

16. .....................  Investment Advisory and Other             Investment Adviser and Administrator; Service
                             Services                                  Plan; Custodian; Independent Certified
                                                                       Public Accountants; Fees and Expenses

17. .....................  Brokerage Allocation and Other            Portfolio Security Transactions; Fees and
                             Practices                                 Expenses
18. .....................  Capital Stock and Other Securities        Other Information

19. .....................  Purchase, Redemption and Pricing of       Determination of Net Asset Value; Principal
                             Securities Being Offered                  Underwriter; Service for Withdrawal;

                                                                       Services for Accumulation; Service Plan;
                                                                       Fees and Expenses

20. .....................  Tax Status                                Taxes; Tax Equivalent Yield Table
21. .....................  Underwriters                              Principal Underwriter; Fees and Expenses
22. .....................  Calculation of Performance Data           Investment Performance; Performance
                                                                       Information

23. .....................  Financial Statements                      Financial Statements

             EV MARATHON ARIZONA LIMITED MATURITY MUNICIPALS FUND
           EV MARATHON CALIFORNIA LIMITED MATURITY MUNICIPALS FUND
           EV MARATHON CONNECTICUT LIMITED MATURITY MUNICIPALS FUND
             EV MARATHON FLORIDA LIMITED MATURITY MUNICIPALS FUND
          EV MARATHON MASSACHUSETTS LIMITED MATURITY MUNICIPALS FUND
            EV MARATHON MICHIGAN LIMITED MATURITY MUNICIPALS FUND
           EV MARATHON NEW JERSEY LIMITED MATURITY MUNICIPALS FUND
            EV MARATHON NEW YORK LIMITED MATURITY MUNICIPALS FUND
              EV MARATHON OHIO LIMITED MATURITY MUNICIPALS FUND
          EV MARATHON PENNSYLVANIA LIMITED MATURITY MUNICIPALS FUND
     (EACH FORMERLY AN EV MARATHON STATE LIMITED MATURITY TAX FREE FUND)

                SUPPLEMENT TO PROSPECTUS DATED AUGUST 1, 1995

1. THE FOLLOWING REPLACES THE EXAMPLES UNDER "SHAREHOLDER AND FUND EXPENSES." THE EXAMPLES FOR 5 YEARS AND 10 YEARS REFLECT THE CONVERSION OF CLASS I SHARES INTO CLASS II SHARES APPROXIMATELY FOUR YEARS AFTER THE PURCHASE OF CLASS I SHARES. SEE BELOW FOR A DESCRIPTION OF THE CONVERSION FEATURE.

An Investor would pay the following contingent deferred sales charge and expenses on a $1,000 investment, assuming (a) 5% annual return and (b) redemption at the end of each period:

                               1 YEAR     3 YEARS     5 YEARS      10 YEARS
                               ------     -------     -------      --------
  Arizona Fund                  $49         $78         $91         $164
  California Fund                46          69          76          130
  Connecticut Fund               43          59          59           92
  Florida Fund                   45          67          73          124
  Massachusetts Fund             46          70          77          133
  Michigan Fund                  46          69          76          130
  New Jersey Fund                46          69          77          132
  New York Fund                  45          68          74          126
  Ohio Fund                      45          67          73          124
  Pennsylvania Fund              46          70          77          133

An investor would pay the following expenses on the same investment, assuming
(a) 5% annual return and (b) no redemptions:

                               1 YEAR     3 YEARS     5 YEARS      10 YEARS
                               ------     -------     -------      --------
  Arizona Fund                  $19         $58         $91         $164
  California Fund                16          49          76          130
  Connecticut Fund               13          39          59           92
  Florida Fund                   15          47          73          124
  Massachusetts Fund             16          50          77          133
  Michigan Fund                  16          49          76          130
  New Jersey                     16          49          77          132
  New York Fund                  15          48          74          126
  Ohio Fund                      15          47          73          124
  Pennsylvania Fund              16          50          77          133

2. EACH FUND AND EACH PORTFOLIO HAS CHANGED THE PHRASE "TAX FREE" IN ITS NAME TO "MUNICIPALS."

3. EACH FUND MAY INVEST WITHOUT LIMIT IN MUNICIPAL OBLIGATIONS THE INTEREST ON WHICH IS A TAX PREFERENCE ITEM UNDER THE FEDERAL ALTERNATIVE MINIMUM TAX. THE FIRST SENTENCE OF THE FIRST PARAGRAPH UNDER "HOW THE FUNDS AND THE PORTFOLIOS INVEST THEIR ASSETS" IS REPLACED WITH THE FOLLOWING:

        Each Fund seeks to achieve its investment objective by investing either directly or indirectly through another open-end management investment company primarily (i.e., at least 80% of its net assets during periods of normal market conditions) in municipal obligations the interest on which is exempt from regular federal income tax and from the State taxes that, in accordance with its investment objective, the Fund seeks to avoid.

4. THE FOLLOWING REPLACES THE FIRST PARAGRAPH UNDER "ORGANIZATION OF THE FUNDS AND THE PORTFOLIOS":

    Each Fund is a non-diversified series of Eaton Vance Investment Trust, a business trust established under Massachusetts law pursuant to a Declaration of Trust dated October 23, 1985, as amended. The Trust is a mutual fund - an open-end management investment company. The Trustees of the Trust are responsible for the overall management and supervision of its affairs. The Trust may issue an unlimited number of shares of beneficial interest (no par value per share) in one or more series (such as the Funds). The Trustees of the Trust have divided the shares of each Fund into two classes, Class I and Class II. Each Class represents an interest in the Fund, but is subject to different expenses, rights and privileges. See "Distribution Plans", "How to Buy Fund Shares - Conversion Feature" and the Statement of Additional Information. The Trustees have the authority under the Declaration of Trust to create additional Classes of shares with rights and privileges different from those applicable to the existing Classes of shares.

5. THE FOLLOWING REPLACES THE THIRD SENTENCE OF THE FIRST PARAGRAPH UNDER "VALUING FUND SHARES":

        The net asset value of each Class is computed by dividing the value of the Fund's assets attributable to that Class, less the liabilities attributable to that Class, by the number of outstanding Class shares.

6. THE FOLLOWING REPLACES THE "CONVERSION FEATURE" AND "CLASS II" SUBSECTIONS UNDER "HOW TO BUY FUND SHARES":

    CONVERSION FEATURE. Class I shares held for the longer of (i) four years or (ii) the time at which the contingent deferred sales charge applicable to such shares expires (the "holding period") will automatically convert to Class II shares. Such conversion will occur on or about the sixteenth day of the month following the expiration of the holding period. For purposes of this conversion, all distributions paid on Class I shares which the shareholder elects to reinvest in Class I shares will be considered to be held in a separate sub-account. Upon the conversion of Class I shares not acquired through the reinvestment of distributions, a pro rata portion of the Class I shares held in the sub-account will also convert to Class II shares. This portion will be determined by the ratio that the Class I shares being converted bear to the total of Class I shares (excluding shares acquired through reinvestment) in the account. This conversion feature is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that the conversion is not taxable for federal income tax purposes.

    CLASS II SHARES. Class II shares are issued only in connection with the conversion feature described above. The Trustees of the Trust may, however, offer Class II shares in the future to limited classes of investors to be identified in the Funds' prospectus.

7. THE FOLLOWING REPLACES THE THIRD PARAGRAPH OF THE "CONTINGENT DEFERRED SALES CHARGE" SUBSECTION UNDER "HOW TO REDEEM FUND SHARES":

        Unless a shareholder specifies otherwise, redemption requests placed by shareholders who own both Class I and Class II shares will be satisfied first by redeeming Class I shares that are no longer subject to a contingent deferred sales charge, then by redeeming Class II shares. If the Class II shares were acquired as the result of a conversion of certificated Class I shares, the certificate must be returned to the Transfer Agent before a redemption of such Class II shares can be processed.

8. THE FOLLOWING IS ADDED TO "THE EATON VANCE EXCHANGE PRIVILEGE":

        Shares of other Funds in the Eaton Vance Marathon Group of Funds may be exchanged for Class II shares if the shares to be exchanged were acquired as the result of an exchange of Class II shares.

9. SHARES OF THE NORTH CAROLINA AND VIRGINIA FUNDS ARE NO LONGER BEING OFFERED FOR PURCHASE.

10. THE FOLLOWING UNAUDITED FINANCIAL INFORMATION IS ADDED TO "THE FUNDS" FINANCIAL HIGHLIGHTS" AND IS FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 1995. THIS INFORMATION AND THE INFORMATION UNDER "THE FUNDS" FINANCIAL HIGHLIGHTS" IN THE PROSPECTUS RELATES TO CLASS I SHARES OF EACH FUND. AS OF THE DATE OF THIS SUPPLEMENT, THERE ARE NO CLASS II SHARES OUTSTANDING.

                                                                  ARIZONA             CALIFORNIA           CONNECTICUT
                                                                    FUND                 FUND                 FUND
                                                                  --------            ----------           -----------
NET ASSET VALUE, BEGINNING OF PERIOD                              $ 10.250             $  9.950              $  9.690
                                                                  --------             --------              --------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income                                           $  0.203             $  0.192              $  0.186
  Net realized and unrealized gain (loss) on investments             0.130                0.173                 0.208
                                                                  --------             --------              --------
      Total income from operations                                $  0.333             $  0.365              $  0.394
                                                                  --------             --------              --------
LESS DISTRIBUTIONS:
  From net investment income                                      $ (0.203)            $ (0.192)             $ (0.184)
  In excess of net investment income                                 --                  (0.003)                --
  From net realized gain on investment transactions                  --                   --                    --
  From paid-in capital                                               --                   --                    --
                                                                  --------             --------              --------
      Total distributions                                         $ (0.203)            $ (0.195)             $ (0.184)
                                                                  --------             --------              --------
NET ASSET VALUE, END OF PERIOD                                    $ 10.380             $ 10.120              $  9.900
                                                                  ========             ========              ========
TOTAL RETURN(1)                                                      3.29%                3.70%                 4.10%
RATIOS/SUPPLEMENTAL DATA***:
  Net assets, end of period (000 omitted)                         $    518             $ 62,498              $ 14,942
  Ratio of net expenses to average daily net assets(2)               1.52%+               1.62%+                1.53%+
  Ratio of net investment income to average daily net assets         3.95%+               3.81%+                3.76%+
PORTFOLIO TURNOVER(3)                                                --                   --                    --

***For the following periods, the operating expenses of the Funds and Portfolios reflect a reduction of expenses by the Administrator and/or
   Investment Adviser. Had such actions not been taken, net investment income
   (loss) per share and the ratios would have been:

NET INVESTMENT INCOME (LOSS) PER SHARE                            $ (0.243)                                  $  0.165
                                                                  ========                                   ========
RATIOS
  (As a percentage of average daily net assets):
    Expenses(2)                                                     10.19%+                                     1.95%+
    Net investment income (loss)                                   (4.72%)+                                     3.34%+

  +  Annualized.

(1) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Amount is computed on a nonannualized basis.

(2) Includes each Fund's share of its corresponding Portfolio's allocated expenses.

(3) Portfolio Turnover represents the rate of portfolio activity for the period while the Funds were making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included in the Fund's semi-annual report.

                                                                  FLORIDA            MASSACHUSETTS           MICHIGAN
                                                                    FUND                 FUND                  FUND
                                                                  --------           -------------           --------
NET ASSET VALUE, BEGINNING OF PERIOD                              $ 10.080              $ 9.980               $ 9.630
                                                                  --------              -------               -------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income                                           $  0.191              $ 0.187               $ 0.186
  Net realized and unrealized gain (loss) on investments             0.214                0.187                 0.160
                                                                  --------             --------              --------
      Total income from operations                                $  0.405             $  0.374              $  0.346
                                                                  --------             --------              --------
LESS DISTRIBUTIONS:
  From net investment income                                      $ (0.191)            $ (0.187)             $ (0.186)
  In excess of net investment income                                (0.004)              (0.007)                 --
  From net realized gain on investment transactions                   --                   --                    --
  From paid-in capital                                                --                   --                    --
                                                                  --------             --------              --------
      Total distributions                                         $ (0.195)            $ (0.194)             $ (0.186)
                                                                  --------             --------              --------
NET ASSET VALUE, END OF PERIOD                                    $ 10.290             $ 10.160              $  9.790
                                                                  --------             --------              --------
TOTAL RETURN(1)                                                      4.06%                3.80%                 3.63%
RATIOS/SUPPLEMENTAL DATA***:
  Net assets, end of period (000 omitted)                         $133,465             $105,624              $  22,658
  Ratio of net expenses to average daily net assets(2)               1.56%+               1.58%+                 1.79%+
  Ratio of net investment income to average daily net assets         3.74%+               3.72%+                 3.83%+
PORTFOLIO TURNOVER(3)                                                 --                   --                    --

  +  Annualized.

(1) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Amount is computed on a nonannualized basis.

(2) Includes each Fund's share of its corresponding Portfolio's allocated expenses.

(3) Portfolio Turnover represents the rate of portfolio activity for the period while the Funds were making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included in the Fund's semi-annual report.

                                                                        NEW JERSEY       NEW YORK          OHIO        PENNSYLVANIA
                                                                           FUND            FUND            FUND            FUND
                                                                        ----------       --------        -------       ------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $ 10.020        $ 10.030        $  9.730        $ 10.090
                                                                         --------        --------        --------        --------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income                                                  $  0.190        $  0.187        $  0.196        $  0.191
  Net realized and unrealized gain (loss) on investments                    0.153           0.188           0.163           0.178
                                                                         --------        --------        --------        --------
      Total income from operations                                       $  0.343        $  0.375        $  0.359        $  0.369
                                                                         --------        --------        --------        --------
LESS DISTRIBUTIONS:
  From net investment income                                             $ (0.190)       $ (0.187)       $ (0.189)       $ (0.191)
  In excess of net investment income                                       (0.003)         (0.008)          --             (0.008)
  From net realized gain on investment transactions                         --              --              --              --
  From paid-in capital                                                      --              --              --              --
                                                                         --------        --------        --------        --------
      Total distributions                                                $ (0.193)       $ (0.195)       $ (0.189)       $ (0.199)
                                                                         --------        --------        --------        --------
NET ASSET VALUE, END OF PERIOD                                           $ 10.170        $ 10.210        $  9.900        $ 10.260
                                                                         ========        ========        ========        ========
TOTAL RETURN(1)                                                             3.46%           3.77%           3.73%           3.70%
RATIOS/SUPPLEMENTAL DATA***:
  Net assets, end of period (000 omitted)                                $ 86,879        $151,153        $ 33,246        $ 95,178
  Ratio of net expenses to average daily net assets(2)                      1.58%+          1.55%+          1.72%+          1.61%+
  Ratio of net investment income to average daily net assets                3.76%+          3.69%+          3.98%+          3.75%+
PORTFOLIO TURNOVER(3)                                                       --              --              --              --

+    Annualized.

(1) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Amount is computed on a nonannualized basis.

(2) Includes each Fund's share of its corresponding Portfolio's allocated expenses.

(3) Portfolio Turnover represents the rate of portfolio activity for the period while the Funds were making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included in the Fund's semi-annual report.

11. The date of the attached Prospectus is changed to April 26, 1996.

April 26, 1996
                                                                      M-8/1PS1

                 EV MARATHON LIMITED MATURITY TAX FREE FUNDS

              EV MARATHON ARIZONA LIMITED MATURITY TAX FREE FUND
            EV MARATHON CALIFORNIA LIMITED MATURITY TAX FREE FUND
            EV MARATHON CONNECTICUT LIMITED MATURITY TAX FREE FUND
              EV MARATHON FLORIDA LIMITED MATURITY TAX FREE FUND
           EV MARATHON MASSACHUSETTS LIMITED MATURITY TAX FREE FUND
             EV MARATHON MICHIGAN LIMITED MATURITY TAX FREE FUND
            EV MARATHON NEW JERSEY LIMITED MATURITY TAX FREE FUND
             EV MARATHON NEW YORK LIMITED MATURITY TAX FREE FUND
          EV MARATHON NORTH CAROLINA LIMITED MATURITY TAX FREE FUND
               EV MARATHON OHIO LIMITED MATURITY TAX FREE FUND
           EV MARATHON PENNSYLVANIA LIMITED MATURITY TAX FREE FUND
             EV MARATHON VIRGINIA LIMITED MATURITY TAX FREE FUND

    THE EV MARATHON LIMITED MATURITY TAX FREE FUNDS (THE "FUNDS") ARE MUTUAL FUNDS SEEKING TO PROVIDE (1) A HIGH LEVEL OF CURRENT INCOME EXEMPT FROM REGULAR FEDERAL INCOME TAX AND THEIR RESPECTIVE STATE TAXES DESCRIBED UNDER "THE FUNDS" INVESTMENT OBJECTIVES'' IN THIS PROSPECTUS AND (2) LIMITED PRINCIPAL FLUCTUATION. EACH FUND INVESTS ITS ASSETS IN A CORRESPONDING NON-DIVERSIFIED OPEN-END INVESTMENT COMPANY (A "PORTFOLIO") HAVING THE SAME INVESTMENT OBJECTIVE AS THE FUND, RATHER THAN BY INVESTING DIRECTLY IN AND MANAGING ITS OWN PORTFOLIO OF SECURITIES AS WITH HISTORICALLY STRUCTURED MUTUAL FUNDS. EACH FUND IS A SERIES OF EATON VANCE INVESTMENT TRUST (THE "TRUST").

    Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Shares of the Funds involve investment risks, including fluctuations in value and the possible loss of some or all of the principal investment.

    This combined Prospectus is designed to provide you with information you should know before investing. Please retain this document for future reference. A combined Statement of Additional Information dated August 1, 1995 for the Funds, as supplemented from time to time, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. This Statement of Additional Information is available without charge from the Funds' principal underwriter, Eaton Vance Distributors, Inc. (the "Principal Underwriter"), 24 Federal Street, Boston, MA 02110 (telephone (800) 225-6265). The Portfolios' investment adviser is Boston Management and Research (the "Investment Adviser"), a wholly-owned subsidiary of Eaton Vance Management, and Eaton Vance Management is the administrator (the "Administrator") of the Funds. The offices of the Investment Adviser and the Administrator are located at 24 Federal Street, Boston, MA 02110.

    AS OF THE DATE OF THIS COMBINED PROSPECTUS, A FUND MAY NOT BE AVAILABLE FOR PURCHASE IN CERTAIN STATES. PLEASE CONTACT THE PRINCIPAL UNDERWRITER OR YOUR BROKER FOR FURTHER INFORMATION.

--------------------------------------------------------------------------------
    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
     AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
          PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

                       PROSPECTUS DATED AUGUST 1, 1995

                              TABLE OF CONTENTS

Shareholder and Fund Expenses .........................................       3
The Funds' Financial Highlights .......................................       5
The Funds' Investment Objectives ......................................       9
How the Funds and the Portfolios Invest their Assets ..................      10
Organization of the Funds and the Portfolios ..........................      14
Management of the Funds and the Portfolios ............................      17
Distribution Plans ....................................................      20
Valuing Fund Shares ...................................................      22
How to Buy Fund Shares ................................................      22
How to Redeem Fund Shares .............................................      24
Reports to Shareholders ...............................................      26
The Lifetime Investing Account/Distribution Options ...................      26
The Eaton Vance Exchange Privilege ....................................      27
Eaton Vance Shareholder Services ......................................      28
Distributions and Taxes ...............................................      29
Performance Information ...............................................      30
Appendix -- State Specific Information ................................      32
--------------------------------------------------------------------------------

SHAREHOLDER AND FUND EXPENSES
-------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
  Sales Charges Imposed on Purchases of Shares                                                                             None
  Sales Charges Imposed on Reinvested Distributions                                                                        None
  Fees to Exchange Shares                                                                                                  None
  Range of Declining Contingent Deferred Sales Charges Imposed on Redemptions During the
    First Five Years (as a percentage of redemption proceeds exclusive of all reinvestments
    and capital appreciation in the account)                                                                         3.00% - 0%

ANNUAL FUND AND ALLOCATED PORTFOLIO OPERATING EXPENSES
(as a percentage of average daily net assets)    ARIZONA      CALIFORNIA   CONNECTICUT     FLORIDA    MASSACHUSETTS    MICHIGAN
                                                   FUND          FUND          FUND          FUND          FUND          FUND
                                                 -------      ----------   -----------     -------    -------------    --------
  Investment Adviser Fee
    (after any fee reduction)                       0.00%         0.46%         0.00%         0.46%         0.46%         0.35%
  Rule 12b-1 Distribution (and Service) Fees        0.80          0.82          0.80          0.83          0.83          0.82
  Other Expenses (after any expense reduction)      0.25          0.27          0.43          0.21          0.28          0.38
                                                    ----          ----          ----          ----          ----          ----
    Total Operating Expenses (after any
      reductions)                                   1.05%         1.55%         1.23%         1.50%         1.57%         1.55%
                                                    ====          ====          ====          ====          ====          ====


EXAMPLES
An investor would pay the following contingent deferred sales charge and expenses on a $1,000 investment, assuming (a) 5% annual return and (b) redemption at the end of each period:

                                                 ARIZONA      CALIFORNIA   CONNECTICUT     FLORIDA    MASSACHUSETTS    MICHIGAN
                                                   FUND          FUND          FUND          FUND          FUND          FUND
                                                 -------      ----------   -----------     -------    -------------    --------
 1 Year  .....................................     $ 45          $ 46          $ 43          $ 45          $ 46          $ 46
 3 Years .....................................       67            69            59            67            70            69
 5 Years .....................................       --            84            68            82            86            --
10 Years .....................................       --           185           149           179           187            --

An investor would pay the following expenses on the same investment, assuming (a) 5% annual return and (b) no redemptions:

 1 Year  .....................................     $ 15          $ 16          $ 13          $ 15          $ 16          $ 16
 3 Years .....................................       47            49            39            47            50            49
 5 Years .....................................       --            84            68            82            86            --
10 Years .....................................       --           185           149           179           187            --
ANNUAL FUND AND ALLOCATED PORTFOLIO OPERATING EXPENSES
(as a percentage of average daily net assets)                                  NORTH
                                                NEW JERSEY     NEW YORK      CAROLINA        OHIO      PENNSYLVANIA    VIRGINIA
                                                   FUND          FUND          FUND          FUND          FUND          FUND
                                                ----------     --------      --------        ----      ------------    --------
  Investment Adviser Fee
   (after any fee reduction)                       0.46%         0.46%         0.00%         0.35%         0.46%         0.00%
  Rule 12b-1 Distribution (and Service) Fees       0.83          0.84          0.80          0.80          0.84          0.80
  Other Expenses (after any expense reduction)     0.27          0.21          0.25          0.34          0.27          0.25
                                                   ----          ----          ----          ----          ----          ----
    Total Operating Expenses (after any
      reductions)                                  1.56%         1.51%         1.05%         1.49%         1.57%         1.05%
                                                   ====          ====          ====          ====          ====          ====


EXAMPLES
An investor would pay the following contingent deferred sales charge and expenses on a $1,000 investment, assuming (a) 5% annual return and (b) redemption at the end of each period:


                                                                              NORTH
                                                NEW JERSEY     NEW YORK      CAROLINA        OHIO      PENNSYLVANIA    VIRGINIA
                                                   FUND          FUND          FUND          FUND          FUND          FUND
                                                ----------     --------      --------        ----      ------------    --------
 1 Year  .....................................     $ 46          $ 45          $ 45          $ 45          $ 46          $45
 3 Years .....................................       69            68            66            67            70           67
 5 Years .....................................       85            82            --            81            86           --
10 Years .....................................      186           180            --           178           187           --

An investor would pay the following expenses on the same investment, assuming (a) 5% annual return and (b) no redemptions:

 1 Year  .....................................     $ 16          $ 15          $ 15          $ 15          $ 16          $15
 3 Years .....................................       49            48            46            47            50           47
 5 Years .....................................       85            82            --            81            86           --
10 Years .....................................      186           180            --           178           187           --

Notes:
    The tables and Examples summarize the aggregate expenses of the Funds and the Portfolios and are designed to help investors understand the costs and expenses they will bear, directly or indirectly, by investing in a Fund. Information for each of the California, Connecticut, Florida, Massachusetts, Michigan, New Jersey, New York, Ohio and Pennsylvania Funds is based on such Fund's expenses for the most recent fiscal year. Absent a fee reduction and an expense allocation, the Investment Adviser Fee and Other Expenses would have been 0.45% and 0.56%, respectively, for the Connecticut Fund. Absent a fee reduction, the Investment Adviser Fee would have been 0.46% for both the Michigan Fund and the Ohio Fund. Because the Arizona, North Carolina and Virginia Funds do not yet have sufficient operating histories, the information for each Fund is based on such Fund's estimated expenses for the current fiscal year. The Investment Adviser Fees and Other Expenses for the Arizona, North Carolina and Virginia Funds reflect the expected fee reduction and expense allocation for the current fiscal year, absent which the Investment Adviser Fees would be estimated to be 0.44%, 0.42% and 0.45%, respectively, and the Other Expenses would be estimated to be 0.60%, 0.60% and 0.60%, respectively.

    Each Fund invests exclusively in its corresponding Portfolio. The Trustees believe that, over time, the aggregate per share expenses of a Fund and its corresponding Portfolio should be approximately equal to, or less than, the per share expenses the Fund would incur if the Fund were instead to retain the services of an investment adviser and its assets were invested directly in the types of securities being held by its corresponding Portfolio.


    The Examples should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. Federal regulations require the Examples to assume a 5% annual return, but actual annual return will vary. For further information regarding the expenses of both the Funds and the Portfolios see "Organization of the Funds and the Portfolios," "Management of the Funds and the Portfolios" and "How to Redeem Fund Shares". A long-term shareholder in the Fund may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the National Assocation of Securities Dealers, Inc.


    No contingent deferred sales charge is imposed on (a) shares purchased more than four years prior to redemption, (b) shares acquired through the reinvestment of distributions or (c) any appreciation in value of other shares in the account, and no such charge is imposed on exchanges of Fund shares for shares of one or more other funds listed under "The Eaton Vance Exchange Privilege." See "How to Redeem Fund Shares."


    Each Portfolio's monthly advisory fee has two components, a fee based on daily net assets and a fee based on daily gross income, as set forth in the fee schedule on page 18.


    Other investment companies with different distribution arrangements and fees are investing in the Portfolios and additional such companies and investors may do so in the future. See "Organization of the Funds and the Portfolios".

THE FUNDS' FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
The following information should be read in conjunction with the audited financial statements included in the Fund's Annual Report to shareholders which is incorporated by reference into the Statement of Additional
Information in reliance upon the report of Deloitte & Touche LLP, independent certified public accountants, as experts in accounting and auditing. Further information regarding the performance of a Fund is contained in its Annual Report to shareholders which may be obtained without charge by contacting the Principal Underwriter, Eaton Vance Distributors, Inc.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED MARCH 31,
                                                   ------------------------------------------------------------------------------
                                                              CALIFORNIA FUND                           FLORIDA FUND
                                                   --------------------------------------    ------------------------------------
                                                     1995          1994          1993<F2>      1995          1994         1993<F2>
                                                     ----          ----          --------      ----          ----         --------
NET ASSET VALUE, beginning of year ............    $10.050       $10.340       $10.000       $ 10.060      $ 10.360     $10.000
                                                   -------       -------       -------       --------      --------     -------
INCOME FROM OPERATIONS:
  Net investment income .......................     $0.367        $0.380       $ 0.333       $  0.375      $  0.387     $ 0.333
  Net realized and unrealized gain (loss)
    on investments ............................     (0.027)       (0.180)        0.443          0.090        (0.200)      0.469
                                                   -------       -------       -------       --------      --------     -------
    Total income from operations ..............    $ 0.340       $ 0.200       $ 0.776       $  0.465      $  0.187     $ 0.802
                                                   -------       -------       -------       --------      --------     -------
LESS DISTRIBUTIONS:
  From net investment income ..................    $(0.367)      $(0.380)      $(0.333)      $ (0.375)     $ (0.387)    $(0.333)
  From net realized gain (loss) on investments      (0.007)       (0.014)         --           (0.012)       (0.008)       --
  In excess of net investment income ..........     (0.066)       (0.096)         --           (0.058)       (0.092)       --
  In excess of net realized gain on investments       --            --            --             --            --          --
  From paid-in capital ........................       --            --           (0.103)         --            --        (0.109)
                                                   -------       -------       -------       --------      --------     -------
    Total distributions .......................    $(0.440)      $(0.490)      $(0.436)      $ (0.445)     $ (0.487)    $(0.442)
                                                   -------       -------       -------       --------      --------     -------
NET ASSET VALUE, end of year ..................     $9.950       $10.050       $10.340       $ 10.080      $ 10.060     $10.360
                                                   =======       =======       =======       ========      ========     =======
TOTAL RETURN <F3> .............................      3.53%         1.86%         7.67%          4.79%         1.68%       7.94%

RATIOS/SUPPLEMENTAL DATA*:
  Net assets, end of period (000 omitted) .....    $73,857       $82,451       $37,214       $149,581      $162,999     $90,210
  Ratio of net expenses to average daily
    net assets <F4> ...........................      1.55%         1.40%         1.33%<F1>      1.50%         1.42%       1.24%<F1>
  Ratio of investment income to average daily
    net assets ................................      3.72%         3.55%         3.77%<F1>      3.77%         3.57%       3.73%<F1>
PORTFOLIO TURNOVER <F5> .......................       --              0%           24%           --              0%         11%

* For the following periods, the operating expenses of the Funds and the Portfolios reflect a reduction of expenses by the
  Administrator and/or the Investment Adviser. Had such actions not been taken, net investment income per share and the ratios would have been as follows:

NET INVESTMENT INCOME PER SHARE ...............                  $ 0.377       $ 0.299                                  $ 0.311
                                                                 =======       =======                                  =======
RATIOS (As a percentage of average daily net assets):
   Expenses <F4> ..............................                    1.48%         1.72%<F1>                                1.49%<F1>
   Net investment income ......................                    3.47%         3.38%<F1>                                3.48%<F1>

<F1> Computed on an annualized basis.
<F2> For the period from the start of business, May 29, 1992, to March 31, 1993.
<F3> Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Amount is computed on a nonannualized basis.
<F4> Includes the Fund's share of its corresponding Portfolio's allocated expenses.
<F5> Where stated, portfolio turnover represents the rate of portfolio activity for the period while a Fund was making investments directly in securities. The portfolio turnover rate for the period since a Fund transferred its assets to its corresponding
     Portfolio is shown in the Portfolio's financial statements, which are included in the Fund's annual report.

THE FUNDS' FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------------
                                                                         YEAR ENDED MARCH 31,
                                     -------------------------------------------------------------------------------------------
                                          MASSACHUSETTS FUND               NEW JERSEY FUND                  NEW YORK FUND
                                     ----------------------------   -----------------------------    ---------------------------
                                       1995     1994     1993<F2>    1995      1994      1993<F2>      1995      1994   1993<F2>
                                       ----     ----     --------    ----      ----      --------      ----      ----   --------
NET ASSET VALUE,
  beginning of year ............... $  9.960  $ 10.270  $10.000     $10.030  $10.350      $10.000    $ 10.040  $ 10.360  $10.000
                                    --------  --------  -------     -------  -------      -------    --------  --------  -------
INCOME FROM OPERATIONS:
  Net investment income ........... $  0.383  $  0.385  $ 0.334     $ 0.370  $ 0.374      $ 0.325    $  0.378  $  0.387  $ 0.327
  Net realized and unrealized gain
    (loss) on investments .........    0.082    (0.197)   0.368       0.068   (0.216)<F3>   0.453       0.049    (0.219)   0.475
                                    --------  --------  -------     -------  -------      -------    --------  --------  -------
    Total income from
      operations .................. $  0.465  $  0.188  $ 0.702     $ 0.438  $ 0.158      $ 0.778    $  0.427  $  0.168  $ 0.802
                                    --------  --------  -------     -------  -------      -------    --------  --------  -------
LESS DISTRIBUTIONS:
  From net investment
    income ........................ $ (0.383) $ (0.385) $(0.334)    $(0.370) $(0.374)     $(0.325)   $ (0.378) $ (0.387) $(0.327)
  From net realized gain (loss)
    on investments ................   (0.007)   (0.018)    --        (0.018)  (0.012)        --        (0.004)   (0.008)     --
  In excess of net investment
    income.........................   (0.055)   (0.095)    --        (0.060)  (0.092)        --        (0.055)   (0.093)     --
  In excess of net realized gain on
    investments ...................     --        --       --          --       --           --          --        --        --
  From paid-in capital.............     --        --     (0.098)       --       --        (0.103)        --        --     (0.115)
                                    --------  --------  -------     -------  -------     -------     --------  --------  -------
    Total distributions ........... $ (0.445) $ (0.498) $(0.432)    $(0.448) $(0.478)    $(0.428)    $ (0.437) $ (0.488) $(0.442)
                                    --------  --------  -------     -------  -------     -------     --------  --------  -------
NET ASSET VALUE, end of year....... $  9.980  $  9.960  $10.270     $10.020  $10.030     $10.350     $ 10.030  $ 10.040  $10.360
                                    ========  ========  =======     =======  =======     =======     ========  ========  =======
TOTAL RETURN <F4>..................    4.84%     1.75%    6.95%       4.53%    1.44%       7.71%        4.41%     1.46%    7.95%
RATIOS/SUPPLEMENTAL DATA*:
  Net assets, end of period
    (000 omitted) ................. $113,338  $115,121  $55,737     $93,361  $99,743     $58,527     $166,691  $178,251  $93,819
  Ratio of net expenses to average
    daily net assets<F5>...........    1.57%     1.46%    1.24%<F1>   1.56%    1.51%       1.25%<F1>    1.51%     1.40%    1.21%<F1>
  Ratio of investment income to
    average daily net assets.......    3.89%     3.61%    3.88%<F1>   3.73%    3.50%       3.71%<F1>    3.81%     3.56%    3.69%<F1>
PORTFOLIO TURNOVER<F6> ............     --          2%      21%        --         0%          9%         --          0%      11%
* For the following periods, the operating expenses of the Funds and the Portfolios reflect a reduction of expenses by the
  Administrator and/or the Investment Adviser. Had such actions not been taken, net investment income per share and the ratios would have been as follows:
NET INVESTMENT INCOME PER SHARE .....................   $ 0.307                          $  0.299                        $ 0.305
                                                        =======                          ========                        =======
RATIOS (As a percentage of average daily net assets):
   Expenses<F5> .....................................     1.55%<F1>                         1.55%<F1>                      1.47%<F1>
   Net investment income ............................     3.57%<F1>                         3.41%<F1>                      3.43%<F1>

<F1> Computed on an annualized basis.
<F2> For the period from the start of business, May 29, 1992, to March 31, 1993 for the New York Fund; for the period from the start of business, June 1, 1992, to March 31, 1993 for the Massachusetts, New Jersey and Pennsylvania Funds; and for the
     period from the start of business, April 16, 1993, to March 31, 1994 for the Connecticut, Michigan and Ohio Funds.
<F3> The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of New Jersey Fund shares and the amount of per share realized and unrealized gains and losses at such time.
<F4> Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Amount is computed on a nonannualized basis.
<F5> Includes the Fund's share of its corresponding Portfolio's allocated expenses.
<F6> Where stated, portfolio turnover represents the rate of portfolio activity for the period while a Fund was making investments directly in securities. The portfolio turnover rate for the period since a Fund transferred its assets to its corresponding
     Portfolio is shown in the Portfolio's financial statements, which are included in the Fund's annual report.

THE FUNDS' FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED MARCH 31,
                                     -------------------------------------------------------------------------------------------
                                           PENNSYLVANIA FUND         CONNECTICUT FUND       MICHIGAN FUND          OHIO FUND
                                     ----------------------------   ------------------   -------------------   -----------------
                                       1995       1994   1993<F2>     1995    1994<F2>      1995    1994<F2>    1995    1994<F2>
                                       ----       ----   --------     ----    --------      ----    --------    ----    --------
NET ASSET VALUE,
  beginning of year ............... $ 10.100  $ 10.390  $10.000     $ 9.690  $10.000     $ 9.650   $10.000     $ 9.730  $10.000
                                    --------  --------  -------     -------  -------     -------   -------     -------  -------
INCOME FROM OPERATIONS:
  Net investment income ........... $  0.374  $  0.399  $ 0.336     $ 0.373  $ 0.343     $ 0.364   $ 0.345     $ 0.382  $ 0.354
  Net realized and unrealized gain
    (loss) on investments .........    0.065    (0.195)   0.490       0.026   (0.243)      0.030    (0.279)      0.032   (0.194)
                                    --------  --------  -------     -------  -------     -------   -------     -------  -------
    Total income from
      operations .................. $  0.439  $  0.204  $ 0.826     $ 0.399  $ 0.100     $ 0.394   $ 0.066     $ 0.414  $ 0.160
                                    --------  --------  -------     -------  -------     -------   -------     -------  -------
LESS DISTRIBUTIONS:
  From net investment
    income ........................ $ (0.374) $ (0.399) $(0.336)    $(0.373) $(0.343)    $(0.364)  $(0.345)    $(0.382) $(0.354)
  From net realized gain (loss)
    on investments ................   (0.006)   (0.012)    --          --       --          --        --          --       --
  In excess of net investment
    income.........................   (0.069)   (0.083)    --        (0.026)  (0.056)     (0.050)   (0.071)     (0.032)  (0.076)
  In excess of net realized gain on
    investments ...................     --        --       --          --     (0.011)       --        --          --       --
  From paid-in capital.............     --        --     (0.100)       --       --          --        --          --       --
                                    --------  --------  -------     -------  -------     -------   -------     -------  -------
    Total distributions ........... $ (0.449) $ (0.494) $(0.436)    $(0.399) $(0.410)    $(0.414)  $(0.416)    $(0.414) $(0.430)
                                    --------  --------  -------     -------  -------     -------   -------     -------  -------
NET ASSET VALUE, end of year....... $ 10.090  $ 10.100  $10.390     $ 9.690  $ 9.690     $ 9.630   $ 9.650     $ 9.730  $ 9.730
                                    --------  --------  -------     -------  -------     -------   -------     -------  -------
TOTAL RETURN <F4>..................    4.50%     1.89%    8.19%       4.27%    0.73%       4.24%     0.37%       4.41%    1.23%
RATIOS/SUPPLEMENTAL DATA*:
  Net assets, end of period
    (000 omitted) ................. $103,553  $109,515  $65,005     $15,613  $14,752     $26,048   $26,788     $34,279  $32,002
  Ratio of net expenses to average
    daily net assets<F5>...........    1.57%     1.45%    1.29%<F1>   1.23%    0.86%<F1>   1.55%     0.91%<F1>   1.49%     1.03%<F1>
  Ratio of investment income to
    average daily net assets.......    3.75%     3.63%    3.88%<F1>   3.89%    3.50%<F1>   3.82%     3.56%<F1>   3.95%     3.53%<F1>
PORTFOLIO TURNOVER<F6> ............     --          0%      18%        --       --          --        --          --        --
* For the following periods, the operating expenses of the Funds and the Portfolios reflect a reduction of expenses by the
  Administrator and/or the Investment Adviser. Had such actions not been taken, net investment income per share and the ratios would have been as follows:
NET INVESTMENT INCOME PER SHARE .....................   $ 0.315     $ 0.317  $ 0.229     $ 0.354   $ 0.275      $ 0.371 $  0.293
                                                        =======     =======  =======     =======   =======      ======= ========
RATIOS (As a percentage of average daily net assets):
   Expenses<F5> .....................................     1.53%<F1>   1.81%    2.02%<F1>   1.66%     1.63%<F1>    1.60%  1.63%<F1>
   Net investment income ............................     3.64%<F1>   3.31%    2.34%<F1>   3.71%     2.84%<F1>    3.84%  2.93%<F1>

<F1> Computed on an annualized basis.
<F2> For the period from the start of business, May 29, 1992, to March 31, 1993 for the New York Fund; for the period from the start of business, June 1, 1992, to March 31, 1993 for the Massachusetts, New Jersey and Pennsylvania Funds; and for the
     period from the start of business, April 16, 1993, to March 31, 1994 for the Connecticut, Michigan and Ohio Funds.
<F3> The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of New Jersey Fund shares and the amount of per share realized and unrealized gains and losses at such time.
<F4> Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Amount is computed on a nonannualized basis.
<F5> Includes the Fund's share of its corresponding Portfolio's allocated expenses.
<F6> Where stated, portfolio turnover represents the rate of portfolio activity for the period while a Fund was making investments directly in securities. The portfolio turnover rate for the period since a Fund transferred its assets to its corresponding
     Portfolio is shown in the Portfolio's financial statements, which are included in the Fund's annual report.

THE FUNDS' FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------
                                                                   PERIOD ENDED MARCH 31,
                                             ---------------------------------------------------------------------
                                                 ARIZONA FUND         NORTH CAROLINA FUND        VIRGINIA FUND
                                                   1995<F2>                1995<F2>                1995<F2>
                                             ---------------------------------------------------------------------
NET ASSET VALUE,
  beginning of year .......................        $10.000                 $10.000                 $10.000
                                                   -------                 -------                 -------

INCOME FROM OPERATIONS:
  Net investment income ...................        $ 0.155                 $ 0.112                 $ 0.149
  Net realized and unrealized gain on
    investments ...........................          0.253                   0.236                   0.344
                                                   -------                 -------                 -------
      Total income from operations ........        $ 0.408                 $ 0.348                 $ 0.493
                                                   -------                 -------                 -------

LESS DISTRIBUTIONS:
  From net investment income ..............        $(0.155)                $(0.112)                $(0.149)
  From net realized gain on investments ...           --                      --                      --
  In excess of net investment income.......         (0.003)                 (0.026)                 (0.004)
  In excess of net realized gain on
    investments ...........................           --                      --                      --
  From paid-in capital.....................           --                      --                      --
                                                   -------                 -------                 -------
      Total distributions .................        $(0.158)                $(0.138)                $(0.153)
                                                   -------                 -------                 -------
NET ASSET VALUE, end of year ..............        $10.250                 $10.210                 $10.340
                                                   =======                 =======                 =======
TOTAL RETURN <F3>...........................          4.02%                   3.31%                   4.82%

RATIOS/SUPPLEMENTAL DATA*:
  Net assets, end of period (000 omitted) .           $499                    $135                    $118
  Ratio of net expenses to average daily
    net assets<F4>..........................          0.75%<F1>               0.75%<F1>              0.93%<F1>
  Ratio of investment income to average
    daily net assets.......................           3.78%<F1>               3.04%<F1>              3.77%<F1>
*For the following periods, the operating expenses of the Funds and the
 Portfolios reflect a reduction of expenses by the Administrator and/or the
 Investment Adviser.

NET INVESTMENT INCOME PER SHARE ...........          $0.066                 $(0.045)               $(0.0117)
                                                    =======                 =======                 =======
RATIOS (As a percentage of average daily net assets):
   Expenses<F4> ............................         2.92%<F1>                  5.00%<F1>                 7.66%<F1>
   Net investment income ..................          1.61%<F1>                (1.21)%<F1>               (2.96)%<F1>

<F1> Computed on an annualized basis.
<F2> For the period from the start of business, November 3, 1994, November 28, 1994, and November 11, 1994, respectively, to March
     31, 1995 for the Arizona, North Carolina and Virginia Funds.
<F3> Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Amount is computed on a nonannualized basis.
<F4> Includes the Fund's share of its corresponding Portfolio's allocated expenses.

THE FUNDS' INVESTMENT OBJECTIVES
------------------------------------------------------------------------------

The investment objective of each Fund is set forth below. Each Fund currently seeks to meet its investment objective by investing its assets in a separate corresponding open-end management investment company (a "Portfolio") which invests primarily in municipal obligations (as described below) having a dollar weighted average duration of between three and nine years and which are rated at least investment grade by a major rating agency or, if unrated, determined to be of at least investment grade quality by the Investment Adviser. Each Portfolio has the same investment objective as its corresponding Fund.

    EV MARATHON ARIZONA LIMITED MATURITY TAX FREE FUND (the "Arizona Fund") seeks to provide (1) a high level of current income exempt from regular Federal income tax and Arizona State personal income taxes, and (2) limited principal fluctuation. The Arizona Fund seeks to meet its objective by investing its assets in the Arizona Limited Maturity Tax Free Portfolio (the "Arizona Portfolio").

    EV MARATHON CALIFORNIA LIMITED MATURITY TAX FREE FUND (the "California Fund") seeks to provide (1) a high level of current income exempt from regular Federal income tax and California State personal income taxes, and (2) limited principal fluctuation. The California Fund seeks to meet its objective by investing its assets in the California Limited Maturity Tax Free Portfolio (the "California Portfolio").

    EV MARATHON CONNECTICUT LIMITED MATURITY TAX FREE FUND (the "Connecticut Fund") seeks to provide (1) a high level of current income exempt from regular Federal income tax and Connecticut State personal income taxes, and (2) limited principal fluctuation. The Connecticut Fund seeks to meet its objective by investing its assets in the Connecticut Limited Maturity Tax Free Portfolio (the "Connecticut Portfolio").

    EV MARATHON FLORIDA LIMITED MATURITY TAX FREE FUND (the "Florida Fund") seeks to provide (1) a high level of current income exempt from regular Federal income tax in the form of an investment exempt from Florida intangibles tax, and (2) limited principal fluctuation. The Florida Fund seeks to meet its objective by investing its assets in the Florida Limited Maturity Tax Free Portfolio (the "Florida Portfolio").

    EV MARATHON MASSACHUSETTS LIMITED MATURITY TAX FREE FUND (the
"Massachusetts Fund") seeks to provide (1) a high level of current income exempt from regular Federal income tax and Massachusetts State personal income taxes, and (2) limited principal fluctuation. The Massachusetts Fund seeks to meet its objective by investing its assets in the Massachusetts Limited Maturity Tax Free Portfolio (the "Massachusetts Portfolio").

    EV MARATHON MICHIGAN LIMITED MATURITY TAX FREE FUND (the "Michigan Fund") seeks to provide (1) a high level of current income exempt from regular Federal income tax and Michigan State and City income and single business taxes in the form of an investment exempt from Michigan intangibles tax, and
(2) limited principal fluctuation. The Michigan Fund seeks to meet its objective by investing its assets in the Michigan Limited Maturity Tax Free Portfolio (the "Michigan Portfolio").

    EV MARATHON NEW JERSEY LIMITED MATURITY TAX FREE FUND (the "New Jersey Fund") seeks to provide (1) a high level of current income exempt from regular Federal income tax and New Jersey State personal income taxes, and (2) limited principal fluctuation. The New Jersey Fund seeks to meet its objective by investing its assets in the New Jersey Limited Maturity Tax Free Portfolio (the "New Jersey Portfolio").

    EV MARATHON NEW YORK LIMITED MATURITY TAX FREE FUND (the "New York Fund") seeks to provide (1) a high level of current income exempt from regular Federal income tax and New York State and New York City personal income taxes, and (2) limited principal fluctuation. The New York Fund seeks to meet its objective by investing its assets in the New York Limited Maturity Tax Free Portfolio (the "New York Portfolio").

    EV MARATHON NORTH CAROLINA LIMITED MATURITY TAX FREE FUND (the "North Carolina Fund") seeks to provide (1) a high level of current income exempt from regular Federal income tax and North Carolina State personal income taxes, and (2) limited principal fluctuation. The North Carolina Fund seeks to meet its objective by investing its assets in the North Carolina Limited Maturity Tax Free Portfolio (the "North Carolina Portfolio").

    EV MARATHON OHIO LIMITED MATURITY TAX FREE FUND (the "Ohio Fund") seeks to provide (1) a high level of current income exempt from regular Federal income tax and Ohio State personal income taxes, and (2) limited principal fluctuation. The Ohio Fund seeks to meet its objective by investing its assets in the Ohio Limited Maturity Tax Free Portfolio (the "Ohio Portfolio").

    EV MARATHON PENNSYLVANIA LIMITED MATURITY TAX FREE FUND (the "Pennsylvania Fund") seeks to provide (1) a high level of current income exempt from regular Federal income tax and Pennsylvania State and local taxes in the form of an investment exempt from Pennsylvania personal property taxes, and (2) limited principal fluctuation. The Pennsylvania Fund seeks to meet its objective by investing its assets in the Pennsylvania Limited Maturity Tax Free Portfolio (the "Pennsylvania Portfolio").

    EV MARATHON VIRGINIA LIMITED MATURITY TAX FREE FUND (the "Virginia Fund") seeks to provide (1) a high level of current income exempt from regular Federal income tax and Virginia State personal income taxes, and (2) limited principal fluctuation. The Virginia Fund seeks to meet its objective by investing its assets in the Virginia Limited Maturity Tax Free Portfolio (the "Virginia Portfolio").

HOW THE FUNDS AND THE PORTFOLIOS INVEST THEIR ASSETS
------------------------------------------------------------------------------

EACH FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING EITHER DIRECTLY OR INDIRECTLY THROUGH ANOTHER OPEN-END MANAGEMENT INVESTMENT COMPANY PRIMARILY (I.E., AT LEAST 80% OF ITS NET ASSETS DURING PERIODS OF NORMAL MARKET CONDITIONS) IN DEBT OBLIGATIONS ISSUED BY OR ON BEHALF OF ITS CORRESPONDING STATE AND ITS POLITICAL SUBDIVISIONS, AND THE GOVERNMENTS OF PUERTO RICO, THE U.S. VIRGIN ISLANDS AND GUAM, THE INTEREST ON WHICH IS EXEMPT FROM REGULAR FEDERAL INCOME TAX, IS NOT A TAX PREFERENCE ITEM UNDER THE FEDERAL ALTERNATIVE MINIMUM TAX, AND IS EXEMPT FROM THE RELEVANT STATE TAXES SET FORTH ABOVE. IN THE CASE OF THE CONNECTICUT FUND, THE FUND MAY INVEST IN DEBT OBLIGATIONS OF THE GOVERNMENTS OF PUERTO RICO, THE U.S. VIRGIN ISLANDS AND GUAM, THE INTEREST ON WHICH CANNOT BE TAXED BY ANY STATE UNDER FEDERAL LAW. The foregoing policy is a fundamental policy of each Fund and its corresponding Portfolio and may not be changed unless authorized by a vote of the Fund's shareholders or that Portfolio's investors, as the case may be.

    At least 80% of each Portfolio's net assets will normally be invested in obligations rated at least investment grade at the time of investment (which are those rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by either Standard & Poor's Ratings Group ("S&P") or Fitch Investors Service, Inc. ("Fitch")) or, if unrated, determined by the Investment Adviser to be of at least investment grade quality. The balance of each Portfolio's net assets may be invested in municipal obligations rated below investment grade (but not lower than B by Moody's, S&P or Fitch) and unrated municipal obligations considered to be of comparable quality by the Investment Adviser. Municipal obligations rated Baa or BBB may have speculative characteristics. Also, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher rated obligations. Securities rated below Baa or BBB are commonly known as "junk bonds". A Portfolio may retain an obligation whose rating drops below B after its acquisition if such retention is considered desirable by the Investment Adviser. See "Risk Considerations." For a description of municipal obligation ratings, see the Statement of Additional Information.

    In pursuing its investment objective, each Portfolio seeks to invest in a portfolio having a dollar weighted average duration of between three and nine years. Duration represents the dollar weighted average maturity of expected cash flows (i.e., interest and principal payments) on one or more debt obligations, discounted to their present values. The duration of an obligation is usually not more than its stated maturity and is related to the degree of volatility in the market value of the obligation. Maturity measures only the time until a bond or other debt security provides its final payment; it does not take into account the pattern of a security's payments over time. Duration takes both interest and principal payments into account and, thus, in the Investment Adviser's opinion, is a more accurate measure of a debt security's sensitivity to changes in interest rates. In computing the duration of its portfolio, a Portfolio will have to estimate the duration of debt obligations that are subject to prepayment or redemption by the issuer, based on projected cash flows from such obligations.

    Each Portfolio may use various techniques to shorten or lengthen the dollar weighted average duration of its portfolio, including the acquisition of debt obligations at a premium or discount, and transactions in futures contracts and options on futures. Subject to the requirement that its dollar weighted average portfolio duration will not exceed nine years, a Portfolio may invest in individual debt obligations of any maturity.


MUNICIPAL OBLIGATIONS. Municipal obligations include bonds, notes and commercial paper issued by a municipality for a wide variety of both public and private purposes, the interest on which is, in the opinion of bond counsel, exempt from regular Federal income tax. Public purpose municipal bonds include general obligation and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility. Municipal notes include bond anticipation, tax anticipation, revenue anticipation, and construction loan notes. Bond, tax and revenue anticipation notes are short-term obligations that will be retired with the proceeds of an anticipated bond issue, tax revenue or facility revenue, respectively. Construction loan notes are short-term obligations that will be retired with the proceeds of long-term mortgage financing. Under normal market conditions, a Portfolio will invest at least 65% of its total assets in obligations issued by its respective State or its political subdivisions.


    Interest income from certain types of municipal obligations may subject the recipient to or increase the recipient's liability for the Federal alternative minimum tax. A Portfolio may not invest more than 20% of its net assets in these obligations and obligations that pay interest subject to regular Federal income tax and/or the relevant State taxes. As at March 31, 1995, the Portfolios had invested in private activity bonds as follows (as a percentage of net assets): Arizona Portfolio (0%); California Portfolio (1.2%); Connecticut Portfolio (8.3%); Florida Portfolio (0%); Massachusetts Portfolio (8.8%); Michigan Portfolio (5.5%); New Jersey Portfolio (5.6%); New York Portfolio (0%); North Carolina Portfolio (0%); Ohio Portfolio (6.1%); Pennsylvania Portfolio (0%); and Virginia Portfolio (0%). Distributions to corporate investors of certain interest income may also be subject to the Federal alternative minimum tax.

CONCENTRATION. Each Portfolio will concentrate its investments in municipal obligations issued by its respective State. Each Portfolio is, therefore, more susceptible to factors adversely affecting issuers in one State than mutual funds which do not concentrate in a specific State. Municipal obligations of issuers in a single State may be adversely effected by economic developments and by legislation and other governmental activities in that State. To the extent that a Portfolio's assets are concentrated in municipal obligations of issuers of a single State, that Portfolio may be subject to an increased risk of loss. Each Portfolio may also invest in obligations issued by the governments of Puerto Rico, the U.S. Virgin Islands and Guam. See the Appendix to this Prospectus for a description of economic and other factors relating to the States and Puerto Rico.

    In addition, each Portfolio may invest 25% or more of its assets in municipal obligations of the same type, including, without limitation, the following: lease rental obligations of State and local authorities; obligations of State and local housing finance authorities, municipal utilities systems or public housing authorities; obligations for hospitals or life care facilities; or industrial development or pollution control bonds issued for electric utility systems, steel companies, paper companies or other purposes. This may make a Portfolio more susceptible to adverse economic, political, or regulatory occurrences affecting a particular category of issuer. For example, health care-related issuers are susceptible to medicaid reimbursement policies, and national and state health care legislation. As a Portfolio's concentration increases, so does the potential for fluctuation in the value of the corresponding Fund's shares.

NON-DIVERSIFIED STATUS. Each Portfolio's classification under the Investment Company Act of 1940 (the "1940 Act") as a "non-diversified" investment company allows it to invest, with respect to 50% of its assets, more than 5% (but not more than 25%) of its assets in the securities of any issuer. A Portfolio is likely to invest a greater percentage of its assets in the securities of a single issuer than would a diversified fund. Therefore, a Portfolio would be more susceptible to any single adverse economic or political occurrence or development affecting issuers of the relevant State's municipal obligations.

OTHER INVESTMENT PRACTICES
    Each Portfolio may engage in the following investment practices, some of which may be considered to involve "derivative" instruments because they derive their value from another instrument, security or index.

INSURED OBLIGATIONS. Each Portfolio may purchase municipal bonds that are additionally secured by insurance, bank credit agreements, or escrow accounts. The credit quality of companies which provide such credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce a Fund's current yield. Insurance generally will be obtained from insurers with a claims-paying ability rated Aaa by Moody's or AAA by S&P or Fitch. The insurance does not guarantee the market value of the insured obligations or the net asset value of a Fund's shares.

WHEN-ISSUED SECURITIES. Each Portfolio may purchase securities on a "when-issued" basis, which means that payment and delivery occur on a future settlement date. The price and yield of such securities are generally fixed on the date of commitment to purchase. However, the market value of the securities may fluctuate prior to delivery and upon delivery the securities may be worth more or less than a Portfolio agreed to pay for them. Each Portfolio may also purchase instruments that give the Portfolio the option to purchase a municipal obligation when and if issued.

FUTURES TRANSACTIONS. Each Portfolio may purchase and sell various kinds of financial futures contracts and options thereon to hedge against changes in interest rates. The futures contracts may be based on various debt securities (such as U.S. Government securities), securities indices (such as the Municipal Bond Index traded on the Chicago Board of Trade) and other financial instruments and indices. Such transactions involve a risk of loss or depreciation due to unanticipated adverse changes in securities prices, which may exceed a Portfolio's initial investment in these contracts. A Portfolio may not purchase or sell futures contracts or related options, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of margin deposits and premiums paid on the Portfolio's outstanding positions would exceed 5% of the market value of the Portfolio's net assets. These transactions involve transaction costs. There can be no assurance that the Investment Adviser's use of futures will be advantageous to a Portfolio. Distributions by a Fund of any gains realized on its corresponding Portfolio's transactions in futures and options on futures will be taxable.

RISK CONSIDERATIONS
    Many municipal obligations offering high current income are in the lowest investment grade category (Baa or BBB), lower categories or may be unrated. As indicated above, each Portfolio may invest in municipal obligations rated below investment grade (but not lower than B by Moody's, S&P or Fitch) and comparable unrated obligations. The lowest investment grade, lower rated and comparable unrated municipal obligations in which a Portfolio may invest will have speculative characteristics in varying degrees. While such obligations may have some quality and protective characteristics, these characteristics can be expected to be offset or outweighed by uncertainties or major risk exposures to adverse conditions. Lower rated and comparable unrated municipal obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to greater price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated municipal obligations are also more likely to react to real or perceived developments affecting market and credit risk than are more highly rated obligations, which react primarily to movements in the general level of interest rates.

    Each Portfolio may retain defaulted obligations in its portfolio when such retention is considered desirable by the Investment Adviser. In the case of a defaulted obligation, a Portfolio may incur additional expense seeking recovery of its investment. Municipal obligations held by a Portfolio which are rated below investment grade but which, subsequent to the assignment of such rating, are backed by escrow accounts containing U.S. Government obligations may be determined by the Investment Adviser to be of investment grade quality for purposes of the Portfolio's investment policies. A Portfolio may retain in its portfolio an obligation whose rating drops below B after its acquisition, if such retention is considered desirable by the Investment Adviser; provided, however, that holdings of obligations rated below Baa or BBB will not exceed 35% of net assets. In the event the rating of an obligation held by a Portfolio is downgraded, causing the Portfolio to exceed this limitation, the Investment Adviser will (in an orderly fashion within a reasonable period of time) dispose of such obligations as it deems necessary in order to comply with its credit quality limitations. For a description of municipal obligation ratings, see the Statement of Additional Information.


    The net asset value of shares of a Fund will change in response to fluctuations in prevailing interest rates and changes in the value of the securities held by its corresponding Portfolio. When interest rates decline, the value of securities held by a Portfolio can be expected to rise. Conversely, when interest rates rise, the value of most portfolio security holdings can be expected to decline. Because each Portfolio intends to limit its average portfolio duration to no more than nine years, the net asset value of its corresponding Fund can be expected to be less sensitive to changes in interest rates than that of a fund with a longer average portfolio duration. Changes in the credit quality of the issuers of municipal obligations held by a Portfolio will affect the principal value of (and possibly the income earned on) on such obligations. In addition, the values of such securities are affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers. Changes by recognized rating services in their ratings of a security and in the ability of the issuer to make payments of principal and interest may also affect the value of a Portfolio's investments. The amount of information about the financial condition of an issuer of municipal obligations may not be as extensive as that made available by corporations whose securities are publicly traded. An investment in shares of a Fund will not constitute a complete investment program.

    At times, a substantial portion of the Portfolio's assets may be invested in securities as to which the Portfolio, by itself or together with other accounts managed by the Investment Adviser and its affiliates, holds a major portion or all of such securities. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Portfolio could find it more difficult to sell such securities when the Investment Adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Portfolio's net asset value.

    The secondary market for some municipal obligations issued within a State (including issues which are privately placed with a Portfolio) is less liquid than that for taxable debt obligations or other more widely traded municipal obligations. No Portfolio will invest in illiquid securities if more than 15% of its assets would be invested in securities that are not readily marketable. No established resale market exists for certain of the municipal obligations in which a Portfolio may invest. The market for obligations rated below investment grade is also likely to be less liquid than the market for higher rated obligations. As a result, a Portfolio may be unable to dispose of these municipal obligations at times when it would otherwise wish to do so at the prices at which they are valued.

    Certain securities held by the Portfolio may permit the issuer at its option to "call", or redeem, its securities. If an issuer were to redeem securities held by the Portfolio during a time of declining interest rates, the Portfolio may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

    Some of the securities in which a Portfolio invests may include so-called "zero-coupon" bonds, whose values are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently. Zero-coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. Each Portfolio is required to accrue and distribute income from zero-coupon bonds on a current basis, even though it does not receive that income currently in cash. Thus, a Portfolio may have to sell other investments to obtain cash needed to make income distributions.


    Each Portfolio may invest in municipal leases, and participations in municipal leases. The obligation of the issuer to meet its obligations under such leases is often subject to the appropriation by the appropriate legislative body, on an annual or other basis, of funds for the payment of the obligations. Investments in municipal leases are thus subject to the risk that the legislative body will not make the necessary appropriation and the issuer will not otherwise be willing or able to meet its obligation.

------------------------------------------------------------------------------
  EACH FUND AND PORTFOLIO HAVE ADOPTED CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS WHICH ARE ENUMERATED IN DETAIL IN THE STATEMENT OF ADDITIONAL INFORMATION AND WHICH MAY NOT BE CHANGED UNLESS AUTHORIZED BY A SHAREHOLDER VOTE AND AN INVESTOR VOTE, RESPECTIVELY. EXCEPT FOR SUCH ENUMERATED RESTRICTIONS AND AS OTHERWISE INDICATED IN THIS PROSPECTUS, THE INVESTMENT OBJECTIVE AND POLICIES OF EACH FUND AND PORTFOLIO ARE NOT FUNDAMENTAL POLICIES AND ACCORDINGLY MAY BE CHANGED BY THE TRUSTEES OF THE TRUST AND THE PORTFOLIO WITHOUT OBTAINING THE APPROVAL OF A FUND'S SHAREHOLDERS OR THE INVESTORS IN THE CORRESPONDING PORTFOLIO, AS THE CASE MAY BE. IF ANY CHANGES WERE MADE IN A FUND'S INVESTMENT OBJECTIVE, THE FUND MIGHT HAVE INVESTMENT OBJECTIVES DIFFERENT FROM THE OBJECTIVE WHICH AN INVESTOR CONSIDERED APPROPRIATE AT THE TIME THE INVESTOR BECAME A SHAREHOLDER IN THE FUND.
------------------------------------------------------------------------------

ORGANIZATION OF THE FUNDS AND THE PORTFOLIOS
------------------------------------------------------------------------------

Each Fund is a non-diversified series of Eaton Vance Investment Trust, a business trust established under Massachusetts law pursuant to a Declaration of Trust dated October 23, 1985, as amended and restated. The Trust is a mutual fund -- an open-end management investment company. THE TRUSTEES OF THE TRUST ARE RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF ITS AFFAIRS. The Trust may issue an unlimited number of shares of beneficial interest (no par value per share) in one or more series and because the Trust can offer separate series (such as the Funds), it is known as a "series company." The Trust is initially offering Class I shares of each Fund. After receipt of a ruling from the Internal Revenue Service, the Trustees will divide the shares of each Fund into two classes (Class I and Class II) and fix and determine the relative rights and preferences as between, and all provisions applicable to, each Class. Shares of different Classes may be sold under different sales arrangements. Each Class of shares of a Fund will represent interests in the same assets held by the Fund, except that: (1) Class I shares will be subject to the Fund's Rule 12b-1 distribution plan, which provides for payments of sales commissions and distribution fees to the Principal Underwriter in amounts not exceeding .75% of the Fund's average daily net assets attributable to the Class I shares for each fiscal year, and subject to service fees payable under the plan (see "Distribution Plans"); (2) Class II shares would be subject to service fees payable under such plan; (3) any other Class of shares established may be subject to a Rule 12b-1 distribution plan or service fee applicable thereto; (4) a higher transfer agency fee may be imposed on Class I shares than on other Classes of shares;
(5) only the Class I shares will have a conversion feature providing for the automatic conversion to Class II shares four full years after purchase; (6) the shareholders of any Class subject to a Rule 12b-1 distribution plan will have exclusive voting rights with respect to the plan applicable to their respective Class; (7) each Class of shares may have different exchange privileges; and (8) each Class of shares will bear the expenses which are properly attributable to such Class. Upon creation of additional Classes of shares, the Funds' offering documents will be revised in an appropriate manner to reflect such events.

    When issued and outstanding, each Fund's shares are fully paid and nonassessable by the Trust and redeemable as described under "How to Redeem Fund Shares." Shareholders are entitled to one vote for each full share held. Fractional shares may be voted proportionately. Shares have no preemptive or conversion rights and are freely transferable. In the event of the liquidation of a Fund, shareholders of each Class of that Fund are entitled to share pro rata in the net assets attributable to the Class available for distribution to shareholders.

    EACH PORTFOLIO IS ORGANIZED AS A TRUST UNDER THE LAWS OF THE STATE OF NEW YORK AND INTENDS TO BE TREATED AS A PARTNERSHIP FOR FEDERAL TAX PURPOSES. The Portfolios, as well as the Trust, intend to comply with all applicable Federal and state securities laws. Each Portfolio's Declaration of Trust provides that its corresponding Fund and other entities permitted to invest in that Portfolio (e.g., other U.S. and foreign investment companies, and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of a Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and the Portfolio itself is unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Funds nor their shareholders will be adversely affected by reason of the Funds investing in the Portfolios.

SPECIAL INFORMATION ON THE FUND/PORTFOLIO INVESTMENT STRUCTURE. An investor in a Fund should be aware that the Fund, unlike mutual funds which directly acquire and manage their own portfolios of securities, seeks to achieve its investment objective by investing its assets in an interest in its corresponding Portfolio (although the Fund may temporarily hold a de minimus amount of cash), which is a separate investment company with an identical investment objective. Therefore, a Fund's interest in the securities owned by its corresponding Portfolio is indirect. In addition to selling an interest to its corresponding Fund, a Portfolio may sell interests to other affiliated and non-affiliated mutual funds or institutional investors. Such investors will invest in a Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in a Portfolio are not required to sell their shares at the same public offering price as the corresponding Fund due to variations in sales commissions and other operating expenses. Therefore, investors in a Fund should be aware that these differences may result in differences in returns experienced by investors in the various funds that invest in its corresponding Portfolio. Such differences in returns are also present in other mutual fund structures, including funds that have multiple classes of shares. For information regarding the investment objective, policies and restrictions of the Portfolios, see "The Funds' Investment Objectives" and "How the Funds and the Portfolios Invest their Assets". Further information regarding investment practices may be found in the Statement of Additional Information.

    The Trustees of the Trust have considered the advantages and disadvantages of investing the assets of each Fund in its corresponding Portfolio, as well as the advantages and disadvantages of the two-tier format. The Trustees believe that the structure offers opportunities for substantial growth in the assets of the Portfolios, and affords the potential for economies of scale for each Fund, at least when the assets of its corresponding Portfolio exceed $500 million. The public shareholders of each of the California, Florida, Massachusetts, New Jersey, New York and Pennsylvania Funds have previously approved the policy of investing such Fund's assets in an interest in its corresponding Portfolio.

    A Fund may withdraw (completely redeem) all its assets from its corresponding Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interest of that Fund to do so. The investment objective and the nonfundamental investment policies of each Fund and Portfolio may be changed by the Trustees of the Trust and the Portfolio without obtaining the approval of the shareholders of that Fund or the investors in that Portfolio, as the case may be. Any such change of an investment objective will be preceded by thirty days' advance written notice to the shareholders of the Fund or the investors in the Portfolio, as the case may be. If a shareholder redeems shares because of a change in the nonfundamental objective or policies of a Fund, those shares may be subject to a contingent deferred sales charge, as described in "How to Redeem Fund Shares". In the event a Fund withdraws all of its assets from its corresponding Portfolio, or the Board of Trustees of the Trust determines that the investment objective of such Portfolio is no longer consistent with the investment objective of the Fund, such Trustees would consider what action might be taken, including investing the assets of such Fund in another pooled investment entity or retaining an investment adviser to manage the Fund's assets in accordance with its investment objective. A Fund's investment performance may be affected by a withdrawal of all its assets from its corresponding Portfolio.

    Information regarding other pooled investment entities or funds which invest in a Portfolio may be obtained by contacting Eaton Vance Distributors, Inc. (the "Principal Underwriter" or "EVD"), 24 Federal Street, Boston, MA 02110, (617) 482-8260. Smaller investors in a Portfolio may be adversely affected by the actions of larger investors in the Portfolio. For example, if a large investor withdraws from a Portfolio, the remaining investors may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, a Portfolio may become less diverse, resulting in increased portfolio risk, and experience decreasing economies of scale. However, this possibility exists as well for historically structured mutual funds which have large or institutional investors.

    Until recently, the Administrator sponsored and advised historically structured funds. Funds which invest all their assets in interests in a separate investment company are a relatively new development in the mutual fund industry and, therefore, the Funds may be subject to additional regulations than historically structured funds.

    Each Portfolio's Declaration of Trust provides that the Portfolio will terminate 120 days after the complete withdrawal of a Fund or any other investor in the Portfolio, unless either the remaining investors, by unanimous vote at a meeting of such investors, or a majority of the Trustees of the Portfolio, by written instrument consented to by all investors, agree to continue the business of the Portfolio. This provision is consistent with treatment of the Portfolios as partnerships for Federal income tax purposes. See "Distributions and Taxes" for further information. Whenever a Fund as an investor in a Portfolio is requested to vote on matters pertaining to the Portfolio (other than the termination of the Portfolio's business, which may be determined by the Trustees of the Portfolio without investor approval), the Fund will hold a meeting of Fund shareholders and will vote its interest in the Portfolio for or against such matters proportionately to the instructions to vote for or against such matters received from Fund shareholders. A Fund shall vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. Other investors in a Portfolio may alone or collectively acquire sufficient voting interests in the Portfolio to control matters relating to the operation of the Portfolio, which may require the corresponding Fund to withdraw its investment in the Portfolio or take other appropriate action. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, a Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of a Fund. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.


    The Trustees of the Trust, including a majority of the noninterested Trustees, have approved written procedures designed to identify and address any potential conflicts of interest arising from the fact that the Trustees of the Trust and the Trustees of each Portfolio are the same. Such procedures require each Board to take action to resolve any conflict of interest between a Fund and its corresponding Portfolio, and it is possible that the creation of separate Boards may be considered. For further information concerning the Trustees and officers of the Trust and the Portfolios, see the Statement of Additional Information.

    Although each Fund offers only its own shares of beneficial interest, it is possible that a Fund might become liable for a misstatement or omission in this Prospectus regarding another Fund because the Funds use this combined Prospectus. The Trustees of the Trust have considered this factor in approving the use of a combined Prospectus.

MANAGEMENT OF THE FUNDS AND THE PORTFOLIOS
------------------------------------------------------------------------------


EACH PORTFOLIO ENGAGES BOSTON MANAGEMENT AND RESEARCH ("BMR"), A WHOLLY-OWNED SUBSIDIARY OF EATON VANCE MANAGEMENT ("EATON VANCE"), AS ITS INVESTMENT ADVISER. EATON VANCE, ITS AFFILIATES AND ITS PREDECESSOR COMPANIES HAVE BEEN MANAGING ASSETS OF INDIVIDUALS AND INSTITUTIONS SINCE 1924 AND MANAGING INVESTMENT COMPANIES SINCE 1931.



    Acting under the general supervision of the Board of Trustees of each Portfolio, BMR manages each Portfolio's investments and affairs. Under its investment advisory agreement with a Portfolio, BMR receives a monthly advisory fee equal to the aggregate of

    (a) a daily asset-based fee computed by applying the annual asset rate applicable to that portion of the total daily net assets in each Category as indicated below, plus

    (b) a daily income-based fee computed by applying the daily income rate applicable to that portion of the total daily gross income (which portion shall bear the same relationship to the total daily gross income on such day as that portion of the total daily net assets in the same Category bears to the total daily net assets on such day) in each Category as indicated below:


                                                       ANNUAL           DAILY
 CATEGORY     DAILY NET ASSETS                       ASSET RATE      INCOME RATE
 --------     ----------------                       ----------      -----------

     1        up to $500 million ..................    0.300%           3.00%
     2        $500 million but less than $1 billion    0.275%           2.75%
     3        $1 billion but less than $1.5 billion    0.250%           2.50%
     4        $1.5 billion but less than $2 billion    0.225%           2.25%
     5        $2 billion but less than $3 billion ..   0.200%           2.00%
     6        $3 billion and over ..................   0.175%           1.75%


    Each Portfolio paid (or, absent a fee reduction, would have paid) advisory fees for the fiscal year ended March 31, 1995 equivalent to the annualized percentage of average daily net assets stated below. BMR furnishes for the use of each Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolios.

                                              NET ASSETS
                                                 AS OF
  PORTFOLIO                                  MARCH 31, 1995       ADVISORY FEE
  ---------                                  --------------       ------------

  Arizona .............................       $    590,456              0.44%(1)
  California ..........................         82,343,725              0.46%
  Connecticut .........................         17,315,618              0.45%(2)
  Florida .............................        164,578,915              0.46%
  Massachusetts .......................        119,119,542              0.46%
  Michigan ............................         33,198,016              0.46%(3)
  New Jersey ..........................         97,279,675              0.46%
  New York ............................        173,632,424              0.46%
  North Carolina ......................            235,759              0.42%(4)
  Ohio ................................         39,435,374              0.46%(5)
  Pennsylvania ........................        113,606,045              0.46%
  Virginia ............................            220,628              0.45%(6)

(1) For the period from the start of business November 3, 1994, to the fiscal year ended March 31, 1995. To enhance the net income of the Arizona Portfolio, BMR made a reduction of its advisory fee in the full amount of such fee and BMR was allocated $1,640 of expenses related to the operation of such Portfolio. The fee stated above is annualized.
(2) To enhance the net income of the Connecticut Portfolio, BMR made a reduction of its advisory fee in the full amount of such fee and BMR was allocated $8,932 of expenses related to the operation of such Portfolio.
(3) To enhance the net income of the Michigan Portfolio, BMR made a reduction of its advisory fee in the amount of $40,822.
(4) For the period from the start of business, November 28, 1994, to the fiscal year ended March 31, 1995. To enhance the net income of the North Carolina Portfolio, BMR made a reduction of its advisory fee in the full amount of such fee and BMR was allocated $1,083 of expenses related to the operation of such Portfolio. The fee stated above is annualized.
(5) To enhance the net income of the Ohio Portfolio, BMR made a reduction of its advisory fee in the amount of $44,856.
(6) For the period from the start of business, November 11, 1994, to the fiscal year ended March 31, 1995. To enhance the net income of the Virginia Portfolio, BMR made a reduction of its advisory fee in the full amount of such fee and BMR was allocated $1,160 of expenses related to the operation of such Portfolio. The fee stated above is annualized.

    Municipal obligations are normally traded on a net basis (without commission) through broker-dealers and banks acting for their own account. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market, and the difference is customarily referred to as the spread. In selecting firms which will execute portfolio transactions, BMR judges their professional ability and quality of service and uses its best efforts to obtain execution at prices which are advantageous to the Portfolios and at reasonably competitive spreads. Subject to the foregoing, BMR may consider sales of shares of the Funds or of other investment companies sponsored by BMR or Eaton Vance as a factor in the selection of firms to execute portfolio transactions.


    Raymond E. Hender has acted as the portfolio manager of the Arizona, California, Florida, Massachusetts, New York and Pennsylvania Portfolios since they commenced operations. He joined Eaton Vance and BMR as a Vice President in 1992. Previously, he was a Senior Vice President of Bank of New England (1989-1992) and a Portfolio Manager of Fidelity Management & Research Company (1977-1988).

    William H. Ahern has acted as the portfolio manager of the North Carolina and Virginia Portfolios since they commenced operations and of the Connecticut, Michigan, New Jersey and Ohio Portfolios since October 1994. He has been an Assistant Vice President of Eaton Vance since 1994 and an employee since 1989.

    BMR OR EATON VANCE ACTS AS INVESTMENT ADVISER TO INVESTMENT COMPANIES AND VARIOUS INDIVIDUAL AND INSTITUTIONAL CLIENTS WITH ASSETS UNDER MANAGEMENT OF APPROXIMATELY $15 BILLION. Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corp., a publicly held holding company. Eaton Vance Corp., through its subsidiaries and affiliates, engages in investment management and marketing activities, fiduciary and banking services, oil and gas operations, real estate investment, consulting and management, and development of precious metals properties.

    The Trust has retained the services of Eaton Vance to act as Administrator of the Funds. The Trust has not retained the services of an investment adviser since the Trust seeks to achieve the investment objective of each Fund by investing the Fund's assets in its corresponding Portfolio. As Administrator, Eaton Vance provides the Funds with general office facilities and supervises the overall administration of the Funds. For these services Eaton Vance currently receives no compensation. The Trustees of the Trust may determine, in the future, to compensate Eaton Vance for such services.

    The Portfolios and the Funds, as the case may be, will each be responsible for all of its respective costs and expenses not expressly stated to be payable by BMR under the investment advisory agreement, by Eaton Vance under the administrative services agreement, or by EVD under the distribution agreement. Such costs and expenses to be borne by the Portfolios and the Funds, as the case may be, include, without limitation: custody and transfer agency fees and expenses, including those incurred for determining net asset value and keeping accounting books and records; expenses of pricing and valuation services; the cost of share certificates; membership dues in investment company organizations; expenses of acquiring, holding and disposing of securities and other investments; fees and expenses of registering under the securities laws and the governmental fees; expenses of reporting to shareholders and investors; proxy statements and other expenses of shareholders' or investors' meetings; insurance premiums; printing and mailing expenses; interest, taxes and corporate fees; legal and accounting expenses; compensation and expenses of Trustees not affiliated with BMR or Eaton Vance; and investment advisory fees, and, if any, administrative services fees. The Portfolios and the Funds will also each bear expenses incurred in connection with litigation in which each of the Portfolios or the Funds, as the case may be, is a party and any legal obligation to indemnify its respective officers and Trustees with respect thereto.

DISTRIBUTION PLANS
--------------------------------------------------------------------------------

EACH FUND FINANCES DISTRIBUTION ACTIVITIES AND HAS ADOPTED A DISTRIBUTION PLAN (A "PLAN") PURSUANT TO RULE 12B-1 UNDER THE 1940 ACT. Rule 12b-1 permits a mutual fund, such as a Fund, to finance distribution activities and bear expenses associated with the distribution of its shares provided that any payments made by the Fund are made pursuant to a written plan adopted in accordance with the Rule. Each Plan is subject to, and complies with, the sales charge rule of the National Association of Securities Dealers, Inc. (the "NASD Rule"). Each Fund's Plan is described further in the Statement of Additional Information, and the following is a description of the salient features of the Plans. Each Fund's Plan provides that the Fund, subject to the NASD Rule, will pay sales commissions and distribution fees to the Principal Underwriter only after and as a result of the sale of Class I shares of the Fund. On each sale of Class I shares (excluding reinvestment of distributions) a Fund will pay the Principal Underwriter amounts representing (i) sales commissions for each Class I share sold and (ii) distribution fees calculated by applying the rate of 1% over the prime rate then reported in The Wall Street Journal to the outstanding balance of Uncovered Distribution Charges (as described below) of the Principal Underwriter. The California, Florida, Massachusetts, New Jersey, New York, and Pennsylvania Funds each pay the Principal Underwriter sales commissions equal to 3% of the amount received for each Class I share sold. The Arizona, Connecticut, Michigan, North Carolina, Ohio and Virginia Funds each pay the Principal Underwriter sales commissions equal to 3.5% of the amount received for each Class I share sold. The Principal Underwriter currently expects to pay sales commissions (except on exchange transactions and reinvestments) to a financial service firm (an "Authorized Firm") at the time of sale equal to 2.5% of the purchase price of the Class I shares sold by such Firm. The Principal Underwriter will use its own funds (which may be borrowed from banks) to pay such commissions. Because the payment of the sales commissions and distribution fees to the Principal Underwriter is subject to the NASD Rule described below, it will take the Principal Underwriter a number of years to recoup the sales commissions paid by it to Authorized Firms from the payments received by it from a Fund pursuant to a Plan.

    THE NASD RULE REQUIRES EACH FUND TO LIMIT ITS ANNUAL PAYMENTS OF SALES COMMISSIONS AND DISTRIBUTION FEES TO THE PRINCIPAL UNDERWRITER TO AN AMOUNT NOT EXCEEDING .75% OF THE FUND'S AVERAGE DAILY NET ASSETS ATTRIBUTABLE TO THE CLASS I SHARES FOR EACH FISCAL YEAR. Under its Plan, a Fund accrues daily an amount at the rate of 1/365 of .75% of the Fund's net assets attributable to Class I shares, and pays such accrued amounts monthly to the Principal Underwriter. Each Plan requires such accruals to be automatically discontinued during any period in which there are no outstanding Uncovered Distribution Charges under the Plan. Uncovered Distribution Charges are calculated daily and, briefly, are equivalent to all unpaid sales commissions and distribution fees to which the Principal Underwriter is entitled under a Plan less all contingent deferred sales charges theretofore paid to the Principal Underwriter. The Eaton Vance organization may be considered to have realized a profit under a Fund's Plan if at any point in time the aggregate amounts of all payments received by the Principal Underwriter from the Fund pursuant to the Plan, including any contingent deferred sales charges, have exceeded the total expenses theretofore incurred by such organization in distributing Class I shares of the Fund. Total expenses for this purpose will include an allocable portion of the overhead costs of such organization and its branch offices.

    Because of the NASD Rule limitation on the amount of sales commissions and distribution fees paid to the Principal Underwriter during any fiscal year, a high level of sales of Class I shares during the initial years of a Fund's operations would cause a large portion of the sales commissions attributable to a sale of Class I shares to be accrued and paid by the Fund to the Principal Underwriter in fiscal years subsequent to the year in which such Class I shares were sold. This spreading of sales commissions payments under each Fund's Plan over an extended period would result in the incurrence and payment of increased distribution fees under the Plan.

    During the fiscal year ended March 31, 1995, the California, Connecticut, Florida, Massachusetts, Michigan, New Jersey, New York, Ohio and Pennsylvania Funds each paid sales commissions under its Plan equivalent to .75% of such Fund's average daily net assets for such year. For the period from the start of business, November 3, 1994, November 28, 1994, and November 11, 1994 to March 31, 1995, the Arizona, North Carolina and Virginia Funds, respectively, each paid sales commissions under its Plan equivalent to .75% (annualized) of such Fund's average daily net assets for such period. As of March 31, 1995, the outstanding Uncovered Distribution Charges of the Principal Underwriter calculated under each Fund's Plan amounted to $16,831 (equivalent to 3.4% of net assets on such day) in the case of the Arizona Fund, $1,496,539 (equivalent to 2.0% of net assets on such day) in the case of the California Fund, $445,972 (equivalent to 2.9% of net assets on such day) in the case of the Connecticut Fund, $2,844,726 (equivalent to 1.9% of net assets on such day) in the case of the Florida Fund, $2,146,730 (equivalent to 1.9% of net assets on such day) in the case of the Massachusetts Fund, $734,600 (equivalent to 2.8% of net assets on such day) in the case of the Michigan Fund, $1,749,374 (equivalent to 1.9% of net assets on such day) in the case of the New Jersey Fund, $3,137,537 (equivalent to 1.9% of net assets on such day) in the case of the New York Fund, $5,546 (equivalent to 4.1% of net assets on such day) in the case of the North Carolina Fund, $973,394 (equivalent to 2.8% of net assets on such day) in the case of the Ohio Fund, $1,838,484 (equivalent to 1.8% of net assets on such day) in the case of the Pennsylvania Fund, and $4,001 (equivalent to 3.4% of net assets on such day) in the case of the Virginia Fund. As of the date of this Prospectus, the Funds have issued only Class I shares.

    EACH PLAN ALSO AUTHORIZES A FUND TO MAKE PAYMENTS OF SERVICE FEES TO THE PRINCIPAL UNDERWRITER, AUTHORIZED FIRMS AND OTHER PERSONS IN AMOUNTS NOT EXCEEDING .25% OF THE FUND'S AVERAGE DAILY NET ASSETS ATTRIBUTABLE TO ALL CLASSES OF SHARES FOR EACH FISCAL YEAR. The Trustees of the Trust have initially implemented this provision of each Fund's Plan by authorizing the Fund to make quarterly payments of service fees to the Principal Underwriter and Authorized Firms in amounts not expected to exceed .15% of the Fund's average daily net assets attributable to both Class I and Class II shares for each fiscal year based on the value of Fund shares sold by such persons and remaining outstanding for at least twelve months. However, each Fund's Plan authorizes the Trustees of the Trust on behalf of the Fund to increase payments to the Principal Underwriter, Authorized Firms and other persons from time to time without further action by shareholders of the Fund, provided that the aggregate amount of payments made to such persons under the Plan in any fiscal year of the Fund does not exceed .25% of the Fund's average daily net assets attributable to all Classes of shares. As permitted by the NASD Rule, such payments are made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by a Fund to the Principal Underwriter, and as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of the Principal Underwriter. For the fiscal year ended March 31, 1995, the California, Connecticut, Florida, Massachusetts, Michigan, New Jersey, New York, Ohio and Pennsylvania Funds paid or accrued service fees under its Plan equivalent to 0.07%, 0.05%, 0.08%, 0.08%, 0.07%, 0.08%, 0.09%, 0.05% and 0.09%,
respectively, of such Fund's average daily net assets for such year. Each of the Arizona, North Carolina and Virginia Funds expects to commence accruing for its service fee payments during the quarter ending December 31, 1995.

    The Principal Underwriter may, from time to time, at its own expense, provide additional incentives to Authorized Firms which employ registered representatives who sell a minimum dollar amount of a Fund's Class I shares and/or shares of other funds distributed by the Principal Underwriter. In some instances, such additional incentives may be offered only to certain Authorized Firms whose representatives are expected to sell significant amounts of Class I shares. In addition, the Principal Underwriter may from time to time increase or decrease the sales commissions payable to Authorized Firms.

    Each Fund may, in its absolute discretion, suspend, discontinue or limit the offering of its Class I shares at any time. In determining whether any such action should be taken, the Funds' management intends to consider all relevant factors, including without limitation the size of a Fund, the investment climate and market conditions, the volume of sales and redemptions of Class I shares, and the amount of Uncovered Distribution Charges of the Principal Underwriter. Each Plan may continue in effect and payments may be made under the Plan following any such suspension, discontinuance or limitation of the offering of Class I shares; however, no Fund is contractually obligated to continue its Plan for any particular period of time. Suspension of the offering of Class I shares would not, of course, affect a shareholder's ability to redeem shares.


VALUING FUND SHARES
------------------------------------------------------------------------------


EACH FUND VALUES ITS SHARES ONCE ON EACH DAY THE NEW YORK STOCK EXCHANGE (THE "EXCHANGE") IS OPEN FOR TRADING, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Each Fund's net asset value per share is determined by its custodian, Investors Bank & Trust Company ("IBT"), (as agent for the Fund) in the manner authorized by the Trustees of the Trust. Net asset value is computed by dividing the value of a Fund's total assets, less its liabilities, by the number of shares outstanding. Because each Fund invests its assets in an interest in its corresponding Portfolio, a Fund's net asset value will reflect the value of its interest in the Portfolio (which, in turn, reflects the underlying value of the Portfolio's assets and liabilities).

    Authorized Firms must communicate an investor's order to the Principal Underwriter prior to the close of the Principal Underwriter's business day to receive that day's net asset value per Fund share. It is the Authorized Firms' responsibility to transmit orders promptly to the Principal Underwriter, which is a wholly-owned subsidiary of Eaton Vance.

    Each Portfolio's net asset value is also determined as of the close of regular trading on the Exchange by IBT (as custodian and agent for the Portfolio) based on market or fair value in the manner authorized by the Trustees of the Portfolio. Net asset value is computed by subtracting the liabilities of a Portfolio from the value of its total assets. Municipal obligations will normally be valued on the basis of valuations furnished by a pricing service. For further information regarding the valuation of the Portfolios' assets, see "Determination of Net Asset Value" in the Statement of Additional Information. Eaton Vance Corp. owns 77.3% of the outstanding stock of IBT, the Funds' and the Portfolios' custodian.

--------------------------------------------------------------------------------
  SHAREHOLDERS MAY DETERMINE THE VALUE OF THEIR INVESTMENT BY MULTIPLYING THE NUMBER OF FUND SHARES OWNED BY THE CURRENT NET ASSET VALUE PER SHARE.
--------------------------------------------------------------------------------

HOW TO BUY FUND SHARES
-------------------------------------------------------------------------------

CLASS I SHARES OF A FUND MAY BE PURCHASED FOR CASH OR MAY BE ACQUIRED IN EXCHANGE FOR SECURITIES. Pursuant to a rule of the Commission, each Fund has adopted a multi-class plan and may offer more than one Class of shares after receiving a private letter ruling from the Internal Revenue Service. There is no assurance that a Fund will be able to obtain such ruling.

CLASS I SHARES
    Investors may purchase Class I shares of a Fund through Authorized Firms at the net asset value per Class I share of the Fund next determined after an order is effective. A Fund may suspend the offering of shares at any time and may refuse an order for the purchase of shares. Shares of each Fund are offered for sale only in States where such shares may be legally sold.

    An initial investment in Class I shares of a Fund must be at least $1,000. Once an account has been established the investor may send investments of $50 or more at any time directly to the Funds' transfer agent (the "Transfer Agent") as follows: The Shareholder Services Group, Inc., BOS725, P.O. Box 1559, Boston, MA 02104. The $1,000 minimum initial investment is waived for Bank Automated Investing accounts, which may be established with an investment of $50 or more. See "Eaton Vance Shareholder Services."

CONVERSION FEATURE. Class I shares (except those in the sub-account described below) held for four full years will, at the commencement of the fifth year, automatically convert into Class II shares, and a pro rata portion of the Class I shares in the sub-account will also convert to Class II shares (such portion to be determined by the ratio that the shareholder's Class I shares being converted bears to the shareholder's total Class I shares not acquired through reinvestment of distributions). A Fund's ability to implement this conversion feature will be dependent on obtaining the ruling referred to above. All distributions on Class I shares which the shareholder elects to reinvest will be reinvested in Class I shares; for purposes of conversion to Class II shares, Class I shares acquired through reinvestment of such distributions will be considered to be held in a separate sub-account.

    CLASS II SHARES Class II shares will be issued only after receipt of a private letter ruling from the Internal Revenue Service. Such shares will be issued automatically in connection with the conversion feature referred to above. Class II shares are not subject to the sales commissions and distribution fees payable from assets attributable to the Class I shares, but bear service fees payable under a Fund's distribution plan (see "Distribution Plans"). Class II shares may bear lower transfer agency fees than Class I shares. The Trustees of the Trust may also allow Class II shares to be available for acquisition by limited classes of investors identified in the Funds' offering documents.

    If deemed appropriate by the Trustees, a Fund may in the future offer additional Classes of shares the terms of which would be determined by the Trustees.

    ACQUIRING FUND SHARES IN EXCHANGE FOR SECURITIES. IBT, as escrow agent, will receive securities acceptable to Eaton Vance, as Administrator, in exchange for Class I shares at their net asset value as determined above. The minimum value of securities (or securities and cash) accepted for deposit is $5,000. Securities accepted will be sold by IBT as agent for the account of their owner on the day of their receipt by IBT or as soon thereafter as possible. The number of Class I shares to be issued in exchange for securities will be the aggregate proceeds from the sale of such securities, divided by the applicable net asset value per Class I share on the day such proceeds are received. Eaton Vance will use reasonable efforts to obtain the then current market price for such securities but does not guarantee the best available price. Eaton Vance will absorb any transaction costs, such as commissions, on the sale of the securities.

    Securities determined to be acceptable should be transferred via book entry or physically delivered, in proper form for transfer, through an Authorized Firm, together with a completed and signed Letter of Transmittal in approved form (available from Authorized Firms), as follows:

     IN THE CASE OF BOOK ENTRY:

      Deliver through Depository Trust Co.
      Broker #2212
      Investors Bank & Trust Company
      For A/C EV Marathon [State name] Limited Maturity Tax Free Fund

     IN THE CASE OF PHYSICAL DELIVERY:

      Investors Bank & Trust Company
      Attention: EV Marathon [State name] Limited Maturity Tax Free Fund Physical Securities Processing Settlement Area
      89 South Street
      Boston, MA 02111

    Investors who are contemplating an exchange of securities for shares of a Fund, or their representatives, are advised to contact Eaton Vance to determine whether the securities are acceptable before forwarding such securities to IBT. Eaton Vance reserves the right to reject any securities. Exchanging securities for Fund shares may create a taxable gain or loss. Each investor should consult his or her tax adviser with respect to the particular Federal, State and local tax consequences of exchanging securities for Fund shares.

--------------------------------------------------------------------------------
  IF YOU DON'T HAVE AN AUTHORIZED FIRM, EATON VANCE CAN RECOMMEND ONE.
--------------------------------------------------------------------------------

HOW TO REDEEM FUND SHARES
--------------------------------------------------------------------------------

A SHAREHOLDER MAY REDEEM FUND SHARES BY DELIVERING TO THE SHAREHOLDER SERVICES GROUP, INC., BOS725, P.O. BOX 1559, BOSTON, MASSACHUSETTS 02104, during its business hours a written request for redemption in good order, plus any share certificates with executed stock powers. The redemption price will be based on the net asset value per share of the applicable Fund next computed after such delivery. Good order means that all relevant documents must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed by a member of either the Securities Transfer Association's STAMP program or the New York Stock Exchange's Medallion Signature Program, or certain banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations as required by a regulation of the Securities and Exchange Commission and acceptable to The Shareholder Services Group, Inc. In addition, in some cases, good order may require the furnishing of additional documents such as where shares are registered in the name of a corporation, partnership or fiduciary.

    Within seven days after receipt of a redemption request in good order by The Shareholder Services Group, Inc., a Fund will make payment in cash for the net asset value of the shares as of the date determined above, reduced by the amount of any applicable contingent deferred sales charges (described below) imposed on Class I shares and any Federal income tax required to be withheld. Although each Fund normally expects to make payment in cash for redeemed shares, the Trust, subject to compliance with applicable regulations, has reserved the right to pay the redemption price of shares of a Fund, either totally or partially, by a distribution in kind of readily marketable securities withdrawn by that Fund from its corresponding Portfolio. The securities so distributed would be valued pursuant to the Portfolio's valuation procedures. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

    To sell shares at their net asset value through an Authorized Firm (a repurchase), a shareholder can place a repurchase order with the Authorized Firm, which may charge a fee. The value of such shares is based upon the net asset value calculated after EVD, as the Funds' agent, receives the order. It is the Authorized Firm's responsibility to transmit promptly repurchase orders to EVD. Throughout this Prospectus, the word "redemption" is generally meant to include a repurchase.

    If shares were recently purchased, the proceeds of a redemption (or repurchase) will not be sent until the check (including a certified or cashier's check) received for the shares purchased has cleared. Payment for shares tendered for redemption may be delayed up to fifteen days from the purchase date when the purchase check has not yet cleared. Redemptions or repurchases may result in a taxable gain or loss.

    Due to the high cost of maintaining small accounts, each Fund reserves the right to redeem accounts with balances of less than $1,000. Prior to such a redemption, shareholders will be given 60 days' written notice to make an additional purchase. Thus, an investor making an initial investment of $1,000 would not be able to redeem shares without being subject to this policy. However, no such redemption would be required by a Fund if the cause of the low account balance was a reduction in the net asset value of Fund shares. No contingent deferred sales charge will be imposed with respect to such involuntary redemptions of Class I shares.

    CONTINGENT DEFERRED SALES CHARGE. Class I shares redeemed within the first four years of their purchase (except shares acquired through the reinvestment of distributions) generally will be subject to a contingent deferred sales charge. This contingent deferred sales charge is imposed on any redemption the amount of which exceeds the aggregate value at the time of redemption of (a) all Class I shares in the account purchased more than four years prior to the redemption, (b) all Class I shares in the account acquired through reinvestment of distributions, and (c) the increase, if any, in the value of all other shares in the account (namely those purchased within the four years preceding the redemption) over the purchase price of such shares. Redemptions are processed in a manner to maximize the amount of redemption proceeds which will not be subject to a contingent deferred sales charge. That is, each redemption will be assumed to have been made first from the exempt amounts referred to in clauses (a), (b) and (c) above, and second through liquidation of those shares in the account referred to in clause (c) on a first-in-first-out basis. Any contingent deferred sales charge which is required to be imposed on share redemptions will be made in accordance with the following schedule:

               YEAR OF                        CONTINGENT
             REDEMPTION                     DEFERRED SALES
           AFTER PURCHASE                       CHARGE
           --------------                   --------------
      First .......................              3.0%
      Second ......................              2.5%
      Third .......................              2.0%
      Fourth ......................              1.0%
      Fifth and following .........              0.0%

    In calculating the contingent deferred sales charge upon the redemption of Class I shares acquired in an exchange of shares of a fund currently listed under "The Eaton Vance Exchange Privilege," the contingent deferred sales charge schedule applicable to the shares at the time of purchase will apply and the purchase of Class I shares acquired in the exchange is deemed to have occurred at the time of the original purchase of the exchanged shares. The contingent deferred sales charge applicable to Class I shares will be waived for shares redeemed (1) pursuant to a Withdrawal Plan (see "Eaton Vance Shareholder Services"), (2) as part of a required distribution from a tax-sheltered retirement plan or (3) following the death of all beneficial owners of such shares, provided the redemption is requested within one year of death (a death certificate and other applicable documents may be required).

    Redemption requests placed by shareholders who own both Class I and Class II shares of a Fund will be satisfied first by redeeming the shareholder's Class II shares, unless the shareholder has made a specific election to redeem Class I shares.

    No contingent deferred sales charge will be imposed on redemptions of Class II shares of a Fund. No contingent deferred sales charge will be imposed on Fund shares which have been sold to Eaton Vance or its affiliates, or to their respective employees or clients. The contingent deferred sales charge will be paid to the Principal Underwriter or a Fund.

--------------------------------------------------------------------------------
  THE FOLLOWING EXAMPLE ILLUSTRATES THE OPERATION OF THE CONTINGENT DEFERRED SALES CHARGE. ASSUME THAT AN INVESTOR PURCHASES $10,000 OF A FUND'S CLASS I SHARES AND THAT 16 MONTHS LATER THE VALUE OF THE ACCOUNT HAS GROWN THROUGH INVESTMENT PERFORMANCE AND REINVESTMENT OF DIVIDENDS TO $12,000. THE
  INVESTOR THEN MAY REDEEM UP TO $2,000 OF CLASS I SHARES WITHOUT INCURRING A CONTINGENT DEFERRED SALES CHARGE. IF THE INVESTOR SHOULD REDEEM $3,000 OF CLASS I SHARES, A CHARGE WOULD BE IMPOSED ON $1,000 OF THE REDEMPTION. THE RATE WOULD BE 2.5% BECAUSE THE REDEMPTION WAS MADE IN THE SECOND YEAR AFTER THE PURCHASE WAS MADE AND THE CHARGE WOULD BE $25.
--------------------------------------------------------------------------------

REPORTS TO SHAREHOLDERS
--------------------------------------------------------------------------------

EACH FUND WILL ISSUE TO ITS SHAREHOLDERS SEMI-ANNUAL AND ANNUAL REPORTS CONTAINING FINANCIAL STATEMENTS. Financial statements included in annual reports are audited by the Funds' independent certified public accountants. Shortly after the end of each calendar year, each Fund will furnish its shareholders with information necessary for preparing Federal and State tax returns.

THE LIFETIME INVESTING ACCOUNT/DISTRIBUTION OPTIONS
--------------------------------------------------------------------------------

AFTER AN INVESTOR MAKES AN INITIAL PURCHASE OF FUND SHARES, THE FUNDS' TRANSFER AGENT, THE SHAREHOLDER SERVICES GROUP, INC., WILL SET UP A LIFETIME INVESTING ACCOUNT FOR THE INVESTOR ON THE APPLICABLE FUND'S RECORDS. This account is a complete record of all transactions between the investor and the Fund which at all times shows the balance and Class of shares owned. A Fund will not issue share certificates except upon request.

    At least quarterly, shareholders will receive a statement showing complete details of any transaction and the current balance and Class of shares in the account. THE LIFETIME INVESTING ACCOUNT ALSO PERMITS A SHAREHOLDER TO MAKE ADDITIONAL INVESTMENTS IN SHARES OF A FUND BY SENDING A CHECK FOR $50 OR MORE to The Shareholder Services Group, Inc.

    Any questions concerning a shareholder's account or services available may be directed by telephone to EATON VANCE SHAREHOLDER SERVICES at 800-225-6265, extension 2, or in writing to The Shareholder Services Group, Inc., BOS725, P.O. Box 1559, Boston, MA, 02104 (please provide the name of the shareholder, the Fund and the account number).

    THE FOLLOWING DISTRIBUTION OPTIONS WILL BE AVAILABLE TO ALL LIFETIME INVESTING ACCOUNTS and may be changed as often as desired by written notice to the Funds' dividend disbursing agent, The Shareholder Services Group, Inc., BOS725, P.O. Box 1559, Boston, MA 02104. The currently effective option will appear on each account statement.

    Share Option -- Dividends and capital gains will be reinvested in additional shares of the same Class.

    Income Option -- Dividends will be paid in cash, and capital gains will be reinvested in additional shares of the same Class.

    Cash Option -- Dividends and capital gains will be paid in cash.

    The Share Option will be assigned if no other option is specified. Distributions, including those reinvested, will be reduced by any withholding required under Federal income tax laws.

    If the Income Option or Cash Option has been selected, dividend and/or capital gains distribution checks which are returned by the United States Postal Service as not deliverable or which remain uncashed for six months or more will be reinvested in the account in the same Class of shares at the then current net asset value. Furthermore, the distribution option on the account will be automatically changed to the Share Option until such time as the shareholder selects a different option.

    DISTRIBUTION INVESTMENT OPTION. In addition to the distribution options set forth above, dividends and/or capital gains may be invested in additional shares of another Eaton Vance fund. Before selecting this option, a shareholder should obtain a prospectus of the other Eaton Vance fund and consider its objectives and policies carefully.

    "STREET NAME" ACCOUNTS. If shares of a Fund are held in a "street name" account with an Authorized Firm, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner's account will be performed by the Authorized Firm, and not by the Fund and its Transfer Agent. Since the Fund will have no record of the beneficial owner's transactions, a beneficial owner should contact the Authorized Firm to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account, or to obtain information about the account. The transfer of shares in a "street name" account to an account with another dealer or to an account directly with the Fund involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the Authorized Firm. Before establishing a "street name" account with an investment firm, or transferring the account to another investment firm, an investor wishing to reinvest distributions should determine whether the firm which will hold the shares allows reinvestment of distributions in "street name" accounts.

--------------------------------------------------------------------------------
  UNDER A LIFETIME INVESTING ACCOUNT A SHAREHOLDER CAN MAKE ADDITIONAL INVESTMENTS IN SHARES OF A FUND BY SENDING A CHECK FOR $50 OR MORE.
--------------------------------------------------------------------------------

THE EATON VANCE EXCHANGE PRIVILEGE
------------------------------------------------------------------------------

Shares of each Fund currently may be exchanged for shares of one or more other funds in the Eaton Vance Marathon Group of Funds (which includes Eaton Vance Equity-Income Trust and any EV Marathon fund) or Eaton Vance Money Market Fund, which are distributed subject to a contingent deferred sales charge. Shares of each Fund may also be exchanged for shares of Eaton Vance Prime Rate Reserves which are subject to an early withdrawal charge. Any such exchange will be made on the basis of the net asset value per share of each fund at the time of the exchange, provided that such exchange offers are available only in States where shares of the fund being acquired may be legally sold.

    Each exchange must involve shares which have a net asset value of at least $1,000. The exchange privilege may be changed or discontinued without penalty. Shareholders will be given sixty (60) days' notice prior to any termination or material amendment of the exchange privilege. The Funds do not permit the exchange privilege to be used for "Market Timing" and may terminate the exchange privilege for any shareholder account engaged in Market Timing activity. Any shareholder account for which more than two round-trip exchanges are made within any twelve month period will be deemed to be engaged in Market Timing. Furthermore, a group of unrelated accounts for which exchanges are entered contemporaneously by a financial intermediary will be considered to be engaged in Market Timing.

    The Shareholder Services Group, Inc. makes exchanges at the next determined net asset value after receiving an exchange request in good order (see "How to Redeem Fund Shares"). Consult The Shareholder Services Group, Inc. for additional information concerning the exchange privilege. Applications and prospectuses of other funds are available from Authorized Firms or the Principal Underwriter. The prospectus for each fund describes its investment objectives and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange.

    No contingent deferred sales charge is imposed on exchanges. For purposes of calculating the contingent deferred sales charge upon the redemption of Class I shares acquired in an exchange, the contingent deferred sales charge or early withdrawal charge schedule applicable to the shares at the time of purchase will apply and the purchase of Class I shares acquired in one or more exchanges is deemed to have occurred at the time of the original purchase of the exchanged shares. For the contingent deferred sales charge or early withdrawal charge schedule applicable to Class I shares of any EV Marathon Limited Maturity Fund and to shares of EV Marathon Strategic Income Fund and Eaton Vance Prime Rate Reserves, see "How to Redeem Fund Shares". The contingent deferred sales charge schedule applicable to the other funds in the Eaton Vance Marathon Group of Funds is 5%, 5%, 4%, 3%, 2%, or 1% in the event of a redemption occurring in the first, second, third, fourth, fifth or sixth year, respectively, after the original share purchase.

    Shares of the other funds in the Eaton Vance Marathon Group of Funds and shares of Eaton Vance Money Market Fund may be exchanged for Class I shares of a Fund on the basis of the net asset value per share of each fund at the time of the exchange, but subject to any restrictions or qualifications set forth in the current prospectus of any such fund.

    Telephone exchanges are accepted by The Shareholder Services Group, Inc., provided that the investor has not disclaimed in writing the use of the privilege. To effect such exchanges, call The Shareholder Services Group, Inc. at 800-262-1122 or, within Massachusetts, 617-573-9403, Monday through Friday, 9:00 a.m. to 4:00 p.m. (Eastern Standard Time). Shares acquired by telephone exchange must be registered in the same name(s) and with the same address as the shares being exchanged. Neither the Funds, the Principal Underwriter nor The Shareholder Services Group, Inc. will be responsible for the authenticity of exchange instructions received by telephone, provided that reasonable procedures to confirm that instructions communicated are genuine have been followed. Telephone instructions will be tape recorded. In times of drastic economic or market changes, a telephone exchange may be difficult to implement. An exchange may result in a taxable gain or loss.

EATON VANCE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

THE FUNDS OFFER THE FOLLOWING SERVICES, WHICH ARE VOLUNTARY, INVOLVE NO EXTRA CHARGE, AND MAY BE CHANGED OR DISCONTINUED WITHOUT PENALTY AT ANY TIME. Full information on each of the services described below and an application, where required, are available from Authorized Firms or the Principal Underwriter. The cost of administering such services for the benefit of shareholders who participate in them is borne by the applicable Fund as an expense to all shareholders.

INVEST-BY-MAIL -- FOR PERIODIC SHARE ACCUMULATION: Once the $1,000 minimum investment has been made, checks of $50 or more payable to the order of the Fund being purchased may be mailed directly to The Shareholder Services Group, Inc., BOS725, P.O. Box 1559, Boston, MA 02104 at any time -- whether or not distributions are reinvested. The name of the shareholder, the Fund, the Class of shares and the account number should accompany each investment.

BANK AUTOMATED INVESTING -- FOR REGULAR SHARE ACCUMULATION: Cash investments of $50 or more may be made automatically each month or quarter from a shareholder's bank account. The $1,000 minimum initial investment and small account redemption policy are waived for these accounts.

WITHDRAWAL PLAN: A shareholder may draw on shareholdings systematically with monthly or quarterly checks in an aggregate amount that does not exceed annually 12% of the account balance at the time the plan is established. Such amount will not be subject to a contingent deferred sales charge. See "How to Redeem Fund Shares". A minimum deposit of $5,000 in shares is required.

REINVESTMENT PRIVILEGE: A SHAREHOLDER WHO HAS REPURCHASED OR REDEEMED CLASS I SHARES MAY REINVEST, WITH CREDIT FOR ANY CONTINGENT DEFERRED SALES CHARGES PAID ON THE REPURCHASED OR REDEEMED CLASS I SHARES, ANY PORTION OR ALL OF THE REPURCHASE OR REDEMPTION PROCEEDS (PLUS THAT AMOUNT NECESSARY TO ACQUIRE A FRACTIONAL SHARE TO ROUND OFF THE PURCHASE TO THE NEAREST FULL SHARE) IN CLASS I SHARES OF A FUND, provided that the reinvestment is effected within 60 days after such repurchase or redemption, and the privilege has not been used more than once in the prior 12 months. Class I shares are sold to a reinvesting shareholder at the next determined net asset value following timely receipt of a written purchase order by the Principal Underwriter or by a Fund (or by the Fund's Transfer Agent). To the extent that any Class I shares of a Fund are sold at a loss and the proceeds are reinvested in Class I shares of the Fund (or other Class I shares of the Fund are acquired within the period beginning 30 days before and ending 30 days after the date of the redemption) some or all of the loss generally will not be allowed as a tax deduction. Shareholders should consult their tax advisers concerning the tax consequences of reinvestments.

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

SUBSTANTIALLY ALL OF THE INVESTMENT INCOME ALLOCATED TO A FUND BY ITS CORRESPONDING PORTFOLIO, LESS THE FUND'S DIRECT AND ALLOCATED EXPENSES, WILL BE DECLARED DAILY AS A DISTRIBUTION TO FUND SHAREHOLDERS OF RECORD AT THE TIME OF DECLARATION. Such distributions, whether taken in cash or reinvested in additional shares, will ordinarily be paid on the fifteenth day of each month or the next business day thereafter. Each Fund anticipates that for tax purposes the entire distribution, whether paid in cash or reinvested in additional shares of the Fund, will constitute tax-exempt income to the Class I shareholders, except for the proportionate part of the distribution that may be considered taxable income if the Fund has taxable income during the calendar year. Shareholders reinvesting the monthly distribution should treat the amount of the entire distribution as the tax cost basis of the additional Class I shares acquired by reason of such reinvestment. Daily distribution crediting will commence on the day that collected funds for the purchase of Fund shares are available at the Transfer Agent. Shareholders of a Fund will receive timely Federal income tax information as to the tax-exempt or taxable status of all distributions made by the Fund during the calendar year. A Fund's net realized capital gains, if any, consist of the net realized capital gains allocated to the Fund by its corresponding Portfolio for tax purposes, after taking into account any available capital loss carryovers; a Fund's net realized capital gains, if any, will be distributed at least once a year, usually in December.

    Each Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), and to satisfy all requirements necessary to be relieved of Federal taxes on income and gains it distributes to shareholders. In satisfying these requirements, each Fund will treat itself as owning its proportionate share of each of its corresponding Portfolio's assets and as entitled to the income of the Portfolio properly attributable to such share.

--------------------------------------------------------------------------------
  AS A REGULATED INVESTMENT COMPANY UNDER THE CODE, EACH FUND DOES NOT PAY FEDERAL INCOME OR EXCISE TAXES TO THE EXTENT THAT IT DISTRIBUTES TO SHAREHOLDERS ITS NET INVESTMENT INCOME AND NET REALIZED CAPITAL GAINS IN ACCORDANCE WITH THE TIMING REQUIREMENTS IMPOSED BY THE CODE. AS PARTNERSHIPS UNDER THE CODE, THE PORTFOLIOS DO NOT PAY FEDERAL INCOME OR EXCISE TAXES.
--------------------------------------------------------------------------------

    Distributions of interest on certain municipal obligations constitute a tax preference item under the alternative minimum tax provisions applicable to individuals and corporations (see page 11). Distributions of taxable income (including a portion of any original issue discount with respect to certain stripped municipal obligations and stripped coupons and accretion of certain market discount) and net short-term capital gains will be taxable to shareholders as ordinary income. Distributions of long-term capital gains are taxable to shareholders as such for Federal income tax purposes, regardless of the length of time Fund shares have been owned by the shareholder. Distributions are taxed in the manner described above whether paid in cash or reinvested in additional shares of a Fund.

    Tax-exempt distributions received from a Fund are includable in the tax base for determining the taxability of social security and railroad retirement benefits.

    Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of a Fund is not deductible to the extent it is deemed related to the Fund's distribution of tax-exempt interest. Further, entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development or private activity bonds should consult their tax advisers before purchasing shares of a Fund. "Substantial user" is defined in applicable Treasury regulations to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of industrial development bonds and would likely be interpreted to include private activity bonds issued to finance similar facilities.

    SEE THE APPENDIX TO THIS PROSPECTUS FOR INFORMATION CONCERNING STATE TAXES. Shareholders should consult their own tax advisers with respect to the State, local and foreign tax consequences of investing in a Fund.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

FROM TIME TO TIME, EACH FUND MAY ADVERTISE ITS YIELD AND/OR AVERAGE ANNUAL TOTAL RETURN OF CLASS I SHARES. The current yield of a Fund's Class I shares is calculated by dividing the net investment income per share earned during a recent 30-day period by the maximum offering price per share (net asset value) on the last day of the period and annualizing the resulting figure. A taxable-equivalent yield is computed by using the tax-exempt yield figure and dividing by one minus the tax rate. The average annual total return of a Fund's Class I shares is determined by computing the average annual percentage change in value of $1,000 invested in Class I shares at the maximum public offering price (net asset value) for specified periods ending with the most recent calendar quarter, assuming reinvestment of all distributions. The average annual total return calculation assumes a complete redemption of the investment and the deduction of any applicable contingent deferred sales charge for Class I shares at the end of the period. Each Fund may publish annual and cumulative total return figures for Class I shares from time to time.

    Each Fund may also publish its distribution rate and/or its effective distribution rate for Class I shares. The distribution rate of a Fund's Class I shares is computed by dividing the most recent monthly distribution per share of the Class annualized by the current maximum offering price per share of the Class (net asset value). The effective distribution rate of a Fund's Class I shares is computed by dividing the distribution rate by the ratio used to annualize the most recent monthly distribution and reinvesting the resulting amount for a full year on the basis of such ratio. The effective distribution rate will be higher than the distribution rate because of the compounding effect of the assumed reinvestment. Investors should note that the yield on Class I shares is calculated using a standardized formula the income component of which is computed from the yields to maturity of all debt obligations held by the Portfolio based on prescribed methods (with all purchases and sales of securities during such period included in the income calculation on a settlement date basis), whereas the distribution rate on Class I shares is based on a Fund's last monthly distribution which tends to be relatively stable and may be more or less than the amount of net investment income and short-term capital gain actually earned by the Fund during the month.


    The Fund may also publish total return figures which do not take into account any contingent deferred sales charge which may be imposed upon redemptions at the end of the specified period. Any performance figure which does not take into account the contingent deferred sales charge would be reduced to the extent such charge is imposed upon a redemption.


    Investors should note that the investment results of a Fund will fluctuate over time, and any presentation of a Fund's yield, total return, distribution rate or effective distribution rate for any prior period should not be considered a representation of what an investment may earn or what the Fund's yield, total return, distribution rate or effective distribution rate may be in any future period. If the expenses related to the operation of a Fund or its corresponding Portfolio are allocated to Eaton Vance, the Fund's performance will be higher.

                                                                      APPENDIX
STATE SPECIFIC INFORMATION

    Because each Portfolio will normally invest at least 65% of its assets in the obligations within its corresponding State, it is susceptible to factors affecting that State. Each Portfolio may also invest up to 5% of its net assets in obligations issued by the governments of Guam and the U.S. Virgin Islands and up to 35% of its assets in obligations issued by the government of Puerto Rico. Set forth below is certain economic and tax information concerning the States in which the Portfolios invest and Puerto Rico.

    The bond ratings provided below are current as of the date of this Prospectus and are based on economic conditions which may not continue; moreover, there can be no assurance that particular bond issues may not be adversely affected by changes in economic, political or other conditions. Unless stated otherwise, the ratings indicated are for obligations of the State. A State's political subdivisions may have different ratings which are unrelated to the ratings assigned to State obligations.

    ARIZONA. Arizona's economy is primarily based on the service, high-tech manufacturing, construction and tourism industries, as well as the military. The State experienced rapid economic and population growth in the 1980s, which has slowed somewhat in the 1990s. The problems associated with such growth (air quality, transportation and public infrastructure) continue to be addressed by the State legislature. The State's unemployment rate in April 1995 was 5.4%, below the national rate of 5.8%.

    The State's ability to raise revenues is limited by Constitutional and legislative restrictions on property tax increases. There is also a limit on annual spending. The State does not issue general obligation bonds, but relies on pay-as-you-go capital outlays, revenue bonds and certificates of participation to finance projects. Each of these projects is individually rated based on its specific creditworthiness.

    ARIZONA TAXES. Based upon the advice of Arizona tax counsel, the management of the Fund believes that under Arizona law, dividends paid by the Fund will be exempt from Arizona income tax imposed on individuals, corporations and estates and trusts that are subject to Arizona taxation to the extent such dividends are excluded from gross income for Federal income tax purposes and are derived from interest payments on Arizona obligations. In addition, dividends paid by the Fund will be exempt from Arizona income tax imposed on such persons, though included in gross income for Federal income tax purposes, to the extent such dividends are derived from interest payments on direct obligations of the United States. Other distributions from the Fund, including distributions derived from net short-term and long-term capital gains, are generally not exempt from Arizona income tax.

    Interest on indebtedness and other related expenses which are incurred or continued by a shareholder to purchase or carry shares of the Fund generally will not be deductible for Arizona income tax purposes.

    CALIFORNIA. California has experienced severe economic and fiscal stress over the past several years. Between 1990 and 1993, California lost 3% of its total employment base and nearly 16% of higher paying manufacturing jobs. This was during a period when population increased 6%. The unemployment rate in California was 9.1% in 1992 and 9.2% in 1993, well above the U.S. rates of 7.4% and 6.8% for the same periods, respectively. Unemployment was 7.9% in April 1995, compared to a U.S. rate of 5.8%.

    The weak economy has seriously undermined the government's ability to accurately estimate tax revenues and has increased social service expenditures for recession-related welfare case loads. In addition, the continued influx of illegal immigrants has strained the State's welfare and health care systems. The result of these various problems is a $2 billion accumulated budget deficit and a heavy reliance on short-term borrowing for day-to-day operations. Short-term borrowing increased from 7.8% of general fund receipts in 1990 to 12.4% in 1992 to a projected 16% in 1995. In July, 1994, the State issued $7 billion in short-term debt, an unprecedented amount for a State.

    The $2 billion budget deficit built up during the 1991 and 1992 fiscal years and was not adequately addressed during the 1993 or 1994 fiscal years, despite a Deficit Retirement and Reduction Plan put in place in June, 1993. The budget for fiscal year 1995 (which commenced on July 1, 1994) includes general fund expenditures of $40.9 billion, a 4.2% increase over 1993-94, and general fund revenues of $41.9 billion, a 5.2% increase. A revised Deficit Retirement and Reduction Plan was adopted which anticipated the elimination of the deficit by April, 1996. Key to this revised plan is the assumed receipt of $2.8 billion in Federal aid from the Federal government to offset the mounting costs associated with illegal immigrants. As this money is in no way assured, the budget includes a "trigger" mechanism that would require automatic spending cuts should actual cash flow deviate significantly from projections. There can be no assurances that bonds, some of which may be held by the Portfolio, issued by California entities would not be adversely affected should this "trigger" be used.

    On January 17, 1994, a major earthquake struck the Los Angeles area causing significant property damage. Preliminary estimates of total property damage approximate $15 billion. The Federal government has approved $9.5 billion for earthquake relief. The Governor has estimated that the State will have to pay approximately $1.9 billion for relief not otherwise covered by the Federal aid. The Governor had proposed to cover $1.05 billion of relief costs from a general obligation bond issue, but the proposal was rejected by California voters in June 1994. The Governor subsequently announced that funds earmarked for other projects would be used for earthquake relief.

    On December 7, 1994, Orange County, California (the "County"), together with its pooled investment fund (the "Fund") filed for protection under Chapter 9 of the Federal Bankruptcy Code, after reports that the Fund had suffered significant market losses in its investments caused a liquidity crisis for the Fund and the County. More than 180 other public entities, most but not all located in the County, were also depositors in the Fund. As of December 13, 1994, the County estimated the Fund's loss at about $2 billion, or 27% of its initial deposits of around $7.4 billion. These losses could increase as the County sells investments to restructure the Fund, or if interest rates rise. Many of the entities which kept moneys in the Fund, including the County, are facing cash flow difficulties because of the bankruptcy filing and may be required to reduce programs or capital projects. The County and some of these entities have, and others may in the future, default in payment of their obligations. Moody's and S&P have suspended, reduced to below investment grade levels, or placed on "Credit Watch" various securities of the County and the entities participating in the Fund. As of December 1994, the Portfolio did not hold any direct obligations of the County. However, the Portfolio did hold bonds of some of the governmental units that had money invested with the County; the impact of the loss of access to these funds, the loss of expected investment earnings and the potential loss of some of the principal invested is not known at this point. There can be no assurances that these holdings will maintain their current ratings and/or liquidity in the market.

    In early June 1995, the County filed a proposal with the bankruptcy court that would require holders of the County's short-term notes to wait one-year before being repaid. The existence of this proposal and its adoption could disrupt the market for short-term debt in California and possibly drive up the State's borrowing costs. On June 27, 1995 the voters in Orange County rejected a proposed one half cent increase in the sales tax, the revenues from which would have been used to help the County emerge from bankruptcy. The failure of this measure increases the likelihood that the County will default on some of their obligations and, more broadly, could have a negative impact on the perceived credit quality of municipal obligations throughout California. Although the State of California has no obligation with respect to any obligations or securities of the County or any of the other participating entities, under existing legal precedents, the State may be obligated to ensure that school districts have sufficient funds to operate. Longer term, this financial crisis could have an adverse impact on the economic recovery that has only recently taken hold in Southern California.

    California voters have approved a series of amendments to the California State constitution which have imposed certain limits on the taxing and spending powers of the State and local governments. While the State legislature has, in the past, enacted legislation designed to assist California issuers in meeting their debt service obligations, other laws limiting the State's authority to provide financial assistance to localities have also been enacted. Because of the uncertain impact of such constitutional amendments and statutes, the possible inconsistencies in their respective terms and the impossibility of predicting the level of future appropriations and applicability of related statutes to such questions, it is not currently possible to assess the impact of such legislation and policies on the ability of California issuers to pay interest or repay principal on their obligations.

    As a result of the significant economic and fiscal problems described above, the State's debt has been downgraded by all three rating agencies from Aa to A1 by Moody's, from A+ to A by S&P, and from AA to A by Fitch.

    CALIFORNIA TAXES. California law provides that dividends paid by the California Fund and designated by the California Fund as tax-exempt are exempt from California personal income tax on individuals who reside in California to the extent such dividends are derived from interest payments on municipal obligations exempt from regular Federal income tax and California State personal income taxes, provided that at least 50% of the assets of the California Portfolio at the close of each quarter of its taxable year are invested in obligations the interest on which is exempt under either Federal or California law from taxation by the State of California. Distributions of short-term capital gains are treated as ordinary income, and distributions of long-term capital gains are treated as long-term capital gains under the California personal income tax.

    CONNECTICUT. Historically, Connecticut's economic structure has been concentrated in manufacturing, including a heavy component of defense-related industries, which increases the State's vulnerability to economic cycles and to declines in Federal government defense spending. More recently, Connecticut's level of manufacturing activity has declined, but this has been partially offset by extensive urban development, a large insurance sector, relocations of corporate headquarters to Connecticut (specifically to Fairfield County), and the extension of other service sectors. As of April 1995, the unemployment rate in Connecticut on a seasonally adjusted basis was 4.9%, as compared to a rate of 5.8% nationwide.

    General obligation bonds issued by Connecticut municipalities are payable primarily only from ad valorem taxes on property subject to taxation by the municipality. The State has about $6 billion of general obligation bonds outstanding, of which more than half have been issued for general state purposes. The remaining general obligation bonds were issued for highway construction, mass transit, and rental housing. Debt indicators have been rising and are high at $1,850 per capita. Certain Connecticut municipalities have experienced severe fiscal difficulties and have reported operating and accumulated deficits in recent years. Regional economic difficulties, reductions in revenues, and increased expenses could lead to further fiscal problems for the State and its political subdivisions, authorities, and agencies. This could result in declines in the value of their outstanding obligations, reductions in their ability to pay interest and principal thereon, and increases in their future borrowing costs.

    General obligations of the State of Connecticut are rated AA-, Aa and AA+ by S&P, Moody's and Fitch, respectively.

    CONNECTICUT TAXES. In the opinion of Day, Berry & Howard, special Connecticut tax counsel to the Connecticut Fund, shareholders of the Connecticut Fund will not be subject to the Connecticut personal income tax on the Connecticut taxable income of individuals, trusts, and estates in the case of distributions received from the Connecticut Fund to the extent that such distributions qualify as exempt-interest dividends for Federal income tax purposes and are derived from interest on tax-exempt obligations issued by or on behalf of the State of Connecticut and its political subdivisions or the authorities, instrumentalities, or districts of any of them, or on tax-exempt obligations the interest on which Connecticut is prohibited from taxing by Federal law that are issued by the governments of Puerto Rico, the U.S. Virgin Islands and Guam.

    Other distributions from the Connecticut Fund, including dividends attributable to obligations of issuers in other states and all long-term and short-term capital gains, will not be exempt from the Connecticut personal income tax, except that capital gain dividends derived from obligations issued by or on behalf of the State of Connecticut or its political subdivisions may not be subject to such tax. Distributions from the Connecticut Fund that constitute items of tax preference for purposes of the Federal alternative minimum tax will not be subject to the net Connecticut minimum tax applicable to taxpayers subject to the Connecticut personal income tax and required to pay the Federal alternative minimum tax, to the extent qualifying as exempt-interest dividends derived from obligations issued by or on behalf of the State of Connecticut and its political subdivisions or the authorities, instrumentalities, or districts of any of them, or from obligations the interest on which Connecticut is prohibited from taxing by Federal law that are issued by the governments of Puerto Rico, the U.S. Virgin Islands and Guam, but other distributions from the Fund that constitute items of tax preference for purposes of the Federal alternative minimum tax could cause liability for the net Connecticut minimum tax. The Connecticut Fund will report annually to its shareholders the percentage and source, on a state-by-state basis, of interest income received by the Connecticut Fund on municipal bonds during the preceding year.

    Distributions from investment income and capital gains, including exempt-interest dividends derived from interest that is exempt from Connecticut personal income tax and Federal income tax, will be subject to the Connecticut Corporation Business Tax if received by a corporation subject to such tax, except for any portion thereof that might qualify for the dividends-received deduction provided under that tax, and all such distributions may be subject to state and local taxes in states other than Connecticut.

    FLORIDA. Florida's financial operations are considerably different than most other states because, under the State's constitution, there is no state income tax. The lack of an income tax exposes total State tax collections to considerably more volatility than would otherwise be the case and, in the event of an economic downswing, could effect the State's ability to pay principal and interest in a timely manner. The General Fund budget for 1994-95 includes revenues of $14.6 billion and expenditures of $14.3 billion. Due to longer than expected revenue collections, revenue estimates have been reduced by 1.1% for 1994-95. Unencumbered reserves are projected to be $252.6 million, or 1.8% of expenditures for fiscal year 1995. Unemployment in the State for April, 1995 was 5.6%, compared to the national unemployment rate of 5.8%.

    In 1993, the State constitution was amended to limit the annual growth in the assessed valuation of residential property and which, over time, could constrain the growth in property taxes, a major revenue source for local governments. While no immediate ratings implications are expected, the amendment could have a negative impact on the financial performance of local governments over time and lead to ratings revisions which may have a negative impact on the prices of affected bonds.

    General obligations of Florida are rated Aa, AA and AA by Moody's, S&P and Fitch, respectively. S&P presently regards the outlook for the State as stable.

    FLORIDA TAXES. The Florida Department of Revenue has issued a ruling that shareholders of the Florida Fund that are subject to the Florida intangibles tax will not be required to include the value of their Florida Fund shares in their taxable intangible property if all of the Florida Portfolio's investments on the annual assessment date are obligations that would be exempt from such tax if held directly by such shareholders, such as Florida and U.S. Government obligations. The Florida Portfolio will normally attempt to invest substantially all of its assets in tax-exempt obligations of Florida, the United States, the Territories or political subdivisions of the United States or Florids ("Florida Obligations"), and it will ensure that all of its assets held on the annual assessment date are exempt from the Florida intangibles tax. Accordingly, the value of the Florida Fund shares held by a shareholder should under normal circumstances be exempt from the Florida intangibles tax.

    MASSACHUSETTS. In recent years, the Commonwealth has experienced a significant economic slowdown, and has experienced shifts in employment from labor-intensive manufacturing industries to technology and service-based industries. The unemployment rate was 5.0% as of May, 1995, while the national unemployment rate was 5.7%.

    Effective July 1, 1990, limitations were placed on the amount of direct bonds the Commonwealth could have outstanding in a fiscal year, and the amount of the total appropriation in any fiscal year that may be expended for debt service on general obligation debt of the Commonwealth (other than certain debt incurred to pay the fiscal 1990 deficit and certain Medicaid reimbursement payments for prior years) was limited to 10%. In addition, the power of Massachusetts cities and towns and certain tax-supported districts and public agencies to raise revenue from property taxes to support their operations, including the payment of debt service, is limited. Property taxes are virtually the only source of tax revenues available to cities and towns to meet local costs. This limitation on cities and towns to generate revenues could create a demand for increases in state-funded local aid. The recent difficulties experienced by the Commonwealth have resulted in a substantial reduction in local aid from the Commonwealth, which may create financial difficulties for certain municipalities.

    General obligations of Massachusetts are rated A1, A+ and A+ by Moody's, S&P and Fitch, respectively.

    MASSACHUSETTS TAXES. The Massachusetts Portfolio has received a letter ruling (the "Ruling") from the Department of Revenue of The Commonwealth of Massachusetts to the effect that it will be classified as a partnership for Massachusetts tax purposes. The Ruling provides that, consequently, interest income received by the Massachusetts Portfolio on (1) debt obligations issued by The Commonwealth of Massachusetts or its political subdivisions, including agencies or instrumentalities thereof ("Massachusetts Obligations"), (2) the Governments of Puerto Rico, Guam, or the United States Virgin Islands ("Possessions Obligations"), or (3) the United States ("United States Obligations") will be treated as if realized directly by investors in the Massachusetts Portfolio. The Ruling concludes that, provided that an investor in the Massachusetts Portfolio qualifies as a regulated investment company ("RIC") under the Code and satisfies certain notice requirements of Massachusetts law, (1) dividends paid by such a RIC that are treated as tax-exempt interest under the Code and that are directly attributable to interest on Massachusetts Obligations (including the RIC's allocable share of interest earned by the Massachusetts Portfolio on such obligations) and (2) dividends paid by such a RIC that are directly attributable to interest on Possessions Obligations or United States Obligations (including the RIC's allocable share of interest earned by the Massachusetts Portfolio on such obligations) will, in each case, be excluded from Massachusetts gross income. Because the Massachusetts Fund intends to continue to invest in the Massachusetts Portfolio, qualify for treatment as a RIC under the Code, and satisfy the applicable notice requirements, the Massachusetts Fund's distributions to its shareholders of its allocable share of the interest received by the Massachusetts Portfolio that is attributable to Massachusetts Obligations, Possessions Obligations or United States Obligations should consequently be excluded from Massachusetts gross income for individuals, estates and trusts that are subject to Massachusetts taxation. Distributions properly designated as capital gain dividends under the Code and attributable to gains realized by the Massachusetts Portfolio and allocated to the Massachusetts Fund on the sale of certain Massachusetts tax-exempt obligations issued pursuant to statutes that specifically exempt such gains from Massachusetts taxation will also be exempt from Massachusetts personal income tax. Other distributions from the Massachusetts Fund that are included in a shareholder's Federal gross income, including distributions derived from net long-term capital gains not described in the preceding sentence and net short-term capital gains, are generally not exempt from Massachusetts personal income tax.

    Beginning in 1996, long-term capital gains will generally be taxed in Massachusetts on a sliding scale at rates ranging from 5% to 0%, with the applicable tax rate declining as the tax holding period of the asset (beginning on the later of January 1, 1995 or the date of actual acquisition) increases from more than one year to more than six years. It is not clear what Massachusetts tax rate will be applicable to capital gain dividends for taxable years beginning after 1995.

    Distributions from the Massachusetts Fund will be included in net income, and in the case of intangible property corporations, shares of the Massachusetts Fund will be included in net worth for purposes of determining the Massachusetts excise tax on corporations subject to Massachusetts taxation.

    MICHIGAN. Michigan has long had a large representation in and is dominated by the automobile industry and related industries and tends to be more vulnerable to economic cycles than other states and the nation as a whole. As of April, 1994 Michigan's unemployment rate was 5.7%, as compared to the national rate of 6.4%. In March, 1994, Michigan voters approved changes to the tax system resulting in, among other things, an increase in the sales tax rate, a reduction in the income tax rate and the creation of a statewide property tax.

    Michigan's general obligation debt is rated A1, AA and AA, by Moody's, S&P and Fitch, respectively.

    MICHIGAN TAXES. The Michigan Fund has received an opinion from Butzel Long, special Michigan tax counsel to the Michigan Fund, to the effect that shareholders of the Michigan Fund who are subject to the Michigan state income tax, municipal income tax or single business tax will not be subject to such taxes on their Michigan Fund dividends to the extent that such distributions are exempt-interest dividends for Federal income tax purposes and are attributable to interest on obligations held by the Michigan Portfolio and allocated to the Michigan Fund which is exempt from regular Federal income tax, is not a tax preference item under the Federal alternative minimum tax and is exempt from Michigan State and City income taxes, Michigan single business tax and in the form of an investment exempt from the Michigan intangibles tax ("Michigan tax-exempt obligations"). Other distributions with respect to shares of the Michigan Fund including, but not limited to, long or short-term capital gains, will be subject to the Michigan income tax or single business tax and may be subject to the city income taxes imposed by certain Michigan cities. The opinion also provides that shares of the Michigan Fund will be exempt from the Michigan intangibles tax to the extent the Michigan Portfolio's assets consist of Michigan tax-exempt obligations and any other securities or obligations that are exempt from the Michigan intangibles tax.

    NEW JERSEY. The fiscal year 1995 budget included total spending of $15.5 billion. However, the proposed fiscal year 1996 budget (for the fiscal period ending June 30, 1996) includes total spending of $15.987 billion, or a 3.14% increase over fiscal 1995. In addition, New Jersey has adoped a 10% personal income tax cut retroactive to January 1, 1995. Furthermore, on June 26, 1995, the New Jersey Legislature passed an additional 15% reduction to take effect January 1, 1996. State officials estimate the revenue loss resulting from these tax cuts at over $1 billion for fiscal 1996. To accommodate the tax cut, the fiscal 1996 budget would rely on non-recurring revenues and the use of prior years' surplus. Also, a major focus of the spending reductions has been employer contributions to retiree health care and pension systems which were cust by over $863 million in fiscal 1995. There can be no assurance that the tax cuts will not have an adverse impact on the State's finances and the demand for municipal bonds in the State.

    New Jersey's general obligation debt is rated Aa1, AA+ and AA+ by Moody's, S&P and Fitch, respectively.

    NEW JERSEY TAXES. The New Jersey Fund intends to satisfy New Jersey's statutory requirements for treatment as a "Qualified Investment Fund." The Fund has obtained an opinion of its special tax counsel, Wilentz, Goldman & Spitzer, P.A., that, provided the New Jersey Fund limits its investments to those described in this Prospectus and otherwise satisfies such statutory requirements, shareholders of the New Jersey Fund which are individuals, estates or trusts will not be required to include in their New Jersey gross income distributions from the New Jersey Fund that are attributable to interest or gain realized by the New Jersey Fund from obligations the interest on which is exempt from regular Federal income tax, is not a tax preference item under the Federal minimum tax and is exempt from New Jersey State personal income tax or other obligations statutorily free from New Jersey taxation. However, with regard to corporate shareholders, such counsel is also of the opinion that distributions from the New Jersey Fund will not be excluded from net income and shares of the New Jersey Fund will not be excluded from investment capital in determining New Jersey corporation business (franchise) and corporation income taxes for corporate shareholders.

    NEW YORK. New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a comparatively small share of the nation's farming and mining activity. However, as the result of a recession ending in the first quarter of 1993, 560,000 jobs were lost statewide (equal to 6.7% of the peak employment figure for 1989). Although the State has added approximately 185,000 jobs since November 1992, employment growth in the State has been hindered during recent years by significant cutbacks in the computer, manufacturing, defense and banking industries. New York's economy is expected to continue to expand modestly during 1995 with a pronounced slow-down during the course of the year. In the 1992-1993 fiscal year, however, the State began the process of financial reform. The State Financial Plans for the 1992-1993, 1993-1994 and 1994-1995 fiscal years produced positive fund balances at the end of all three fiscal years.

    The fiscal stability of New York State is related, at least in part, to the fiscal stability of its localities and authorities. Various State agencies, authorities and localities have issued large amounts of bonds and notes either guaranteed or supported by the State. In some cases, the State has had to provide special assistance in recent years to enable such agencies, authorities and localities to meet their financial obligations and, in some cases, to prevent or cure defaults. To the extent State agencies and local governments require State assistance to meet their financial obligations, the ability of the State to meet its own obligations as they become due or to obtain additional financing could be adversely affected.

    Like the State, New York City has experienced financial difficulties in recent years and currently continues to experience such difficulties owing, in part, to lower than anticipated revenues. Because New York City taxes comprise approximately 40% of the State's tax base, the City's difficulties adversely affect the State.


    In June, 1995, the Governor approved the 1995-1996 budget, which included adoption of a three-year 20% reduction in the State's personal income tax. In combination with business tax reductions enacted in 1994, State taxes will be reduced by $5.5 billion by the 1997-1998 fiscal year. The 1995-1996 State Financial Plan, based on the enacted 1995-1996 budget, includes gap-closing actions to offset a projected budget gap of $5 billion, the largest in the State's history.


    On June 7, 1995, the New York State Legislature passed the State's 1995-1996 $33.1 billion budget, which was $344 million less than the actual level of spending in the 1994-1995 fiscal year. Significant year to year spending reductions are projected in Medicaid and State agency operating costs. Legislation was enacted to reduce by 20 percent the State's personal income tax. Under this three-year legislation, tax rates will drop, tax brackets will be accelerated, and standard deductions will be increased.


    New York's general obligations are rated A, A- and A+ by Moody's, S&P and Fitch, respectively. S&P currently assesses the rating outlook for New York obligations as positive. New York City obligations are rated Baa1, BBB+ and A-by Moody's, S&P and Fitch, respectively. On July 10, 1995, S&P revised downward its rating on City general obligation bonds from A- to BBB+ and removed City bonds from CreditWatch. S&P stated that the downdgrade was a reflection of the City's inability to eliminate a structural budget imbalance due to persistent softness in the City's economy, weak job growth, a trend of using nonrecurring budget devices, optimistic projections of State and federal aid and high levels of debt service.


    NEW YORK TAXES. In the opinion of Brown & Wood, under New York law, for individuals subject to the New York State or New York City personal income tax, dividends paid by the New York Fund are exempt from New York State and New York City income tax for individuals who reside in New York to the extent such dividends are excluded from gross income for Federal income tax purposes and are derived from interest payments on tax-exempt obligations issued by or on behalf of New York State and its political subdivisions and agencies, and the governments or Puerto Rico, the U.S. Virgin Islands and Guam. Other distributions from the New York Fund, including distributions derived from taxable ordinary income and net short-term and long-term capital gains, are generally not exempt from New York State or City personal income tax.

    NORTH CAROLINA. North Carolina has an economy largely dependent on textile and furniture manufacturing, and agriculture, although finance, services and trade are becoming increasingly important. Manufacturing, which continues to be far more important in North Carolina than in the nation, has been adversely affected by international competition. Tobacco farming continues to be affected by Federal legislation and regulatory measures and by international competition. State personal wealth levels remain well below those of the nation.

    The North Carolina State Constitution requires that the total expenditures of the State for a fiscal period shall not exceed the total of receipts during the fiscal period and the surplus remaining in the State Treasury at the beginning of the period. Apparently due to both increased tax and fee revenue and the previously enacted spending reductions, the State had a budget surplus of approximately $887 million at the end of fiscal 1993-94. After review of the 1994-95 continuation budget adopted in 1993, the General Assembly approved spending expansion funds, in part to restore certain employee salaries to budgeted levels, which amounts had been deferred to balance the budgets in 1989-1993, and to authorize funding for new initiatives for economic development, education, human services and environmental programs.

    General obligations of the State of North Carolina are rated Aaa, AAA and AAA by Moody's, S&P and Fitch, respectively. In July, 1992, S&P revised its outlook for the State's general obligations from "Negative" to "Stable". Fitch views the State's credit trend as "Stable".

    NORTH CAROLINA TAXES. Based upon the advice of North Carolina tax counsel the management of the Fund believes that distributions from the Fund will not be subject to North Carolina individual, trust, or estate income taxation to the extent that such distributions are either (i) excluded from Federal gross income and represent interest the Fund, either directly or through the Portfolio, receives on obligations of North Carolina or its political subdivisions, non-profit educational institutions organized or chartered under the laws of North Carolina, or Puerto Rico, United States Virgin Islands, or Guam or (ii) represent interest the Fund, either directly or through the Portfolio, receives on direct obligations of the United States. These North Carolina income tax exemptions will be available only if the Fund complies with the requirement of the Code that at least 50% of the value of its assets at the close of each quarter of its taxable years is invested, either directly or through the Portfolio, in state, municipal, or other obligations described in (S) 103(a) of the Code. The Fund intends to comply with that requirement.

    Any capital gains distributed by the Fund (except for capital gains attributable to the sale by the Fund or the Portfolio of an obligation the profit from which is exempt by North Carolina statute) or gains realized by the shareholder from a redemption or sale of shares of the Fund will be subject to North Carolina individual, trust, or estate income taxation.

    Interest on indebtedness incurred (directly or indirectly) by a shareholder of the Fund to purchase or carry shares of the Fund generally will not be deductible for North Carolina income tax purposes.

    The advice of North Carolina tax counsel is based on a ruling of the North Carolina Department of Revenue obtained by it on behalf of a fund basically identical to the Fund. That ruling is subject to change.

    OHIO. The State's economy is reliant in part on durable goods manufacturing, largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, economic activity in Ohio tends to be more cyclical than in some other states and in the nation as a whole. In fiscal 1993, a projected $520 million budget gap was addressed through tax increases and appropriation cuts. The fiscal year 1994 budget was balanced, and the State's General Revenue Fund had an ending fund balance of $560 million.

    General obligations of Ohio are rated Aa and AA by S&P and Moody's, respectively (except that highway obligations are rated Aaa by S&P). Fitch does not currently rate the State's general obligations.

    OHIO TAXES. In the opinion of special tax counsel to the Ohio Fund, Squire, Sanders & Dempsey, under Ohio law individuals who are otherwise subject to the Ohio personal income tax will not be subject to such tax on dividends paid by the Ohio Fund to the extent such dividends are properly attributable to interest on obligations issued by or on behalf of the State of Ohio or its political subdivisions, or the agencies or instrumentalities thereof ("Ohio obligations"). Dividends paid by the Ohio Fund also will be excluded from the net income base of the Ohio corporation franchise tax to the extent such dividends are excluded from gross income for Federal income tax purposes or are properly attributable to interest on Ohio obligations. However, the Ohio Fund's shares will be included in the tax base for purposes of computing the Ohio corporation franchise tax on the net worth basis. These conclusions regarding Ohio taxation are based on the assumption that the Ohio Fund will continue to qualify as a regulated investment company under the Code and that at all times at least 50% of the value of the total assets of the Ohio Fund will consist of Ohio obligations or similar obligations of other states or their subdivisions determined, to the extent the Ohio Fund invests in the Ohio Portfolio, by treating the Ohio Fund as owning its proportionate share of the assets owned by the Ohio Portfolio.

    PENNSYLVANIA. Pennsylvania has long had a large representation in the steel, mining and manufacturing industries and adverse conditions in those or other significant industries within Pennsylvania may from time to time have a correspondingly adverse effect on specific issuers within Pennsylvania or on anticipated revenue to the Commonwealth. In recent years Pennsylvania's economy has become more diversified with major new sources of growth in the service sector, including trade, medical and the health services, education and financial institutions. The unadjusted unemployment rate for both Pennsylvania and the United States for May, 1995 was 5.7%.

    The Governor's fiscal year 1996 budget contained no new taxes and proposed numerous cost reduction programs. Under the 1996 budget, state spending increased 2.3% over fiscal year 1995 appropriations. The fiscal year 1996 budget included tax reductions of approximately $214.8 million. The State Tax Stabilization Reserve Fund had a balance at March 31, 1995 of $65.3 million. The fiscal year 1996 budget projects a $3.2 million fiscal year-end unappropriated surplus.

    Pennsylvania's general obligation debt is rated "AA-" by S&P and Fitch and "A1" by Moody's.

    PENNSYLVANIA TAXES. Interest derived by the Pennsylvania Fund from obligations which are statutorily free from state taxation in Pennsylvania ("Exempt Obligations") are not taxable on pass through to shareholders for purposes of the Pennsylvania personal income tax. The term "Exempt Obligations" includes (i) those obligations issued by the Commonwealth of Pennsylvania and its political subdivisions, agencies and instrumentalities, the interest from which is statutorily free from state taxation in the Commonwealth of Pennsylvania, and (ii) certain qualifying obligations of U.S. territories and possessions, or U.S. Government obligations. Distributions attributable to most other sources, including capital gains, will not be exempt from Pennsylvania personal income tax.

    Corporate shareholders that are subject to the Pennsylvania corporate net income tax will not be subject to corporate net income tax on distributions of interest made by the Pennsylvania Fund, provided such distributions are attributable to Exempt Obligations. Distributions of capital gain attributable to Exempt Obligations are subject to the Pennsylvania corporate net income tax. An investment in the Pennsylvania Fund is also exempt from the Pennsylvania Gross Premiums tax.

    Shares of the Pennsylvania Fund which are held by individual shareholders who are Pennsylvania residents and subject to the Pennsylvania county personal property tax will be exempt from such tax to the extent that the obligations held by the Pennsylvania Portfolio consist of Exempt Obligations on the annual assessment date. Corporations are not subject to Pennsylvania personal property taxes.

    For individual shareholders who are residents of the City of Philadelphia, distributions of interest derived from Exempt Obligations will not be taxable for purposes of the Philadelphia School District Investment Net Income Tax ("Philadelphia School District Tax"), provided that the Pennsylvania Portfolio reports to its investors the percentage of Exempt Obligations held by it for the year. The Pennsylvania Portfolio will report such percentage to its investors.

    VIRGINIA. The Constitution of Virginia requires a balanced budget and limits the ability of the Commonwealth to create debt. General obligation debt may be incurred to meet certain short-term needs, to finance capital projects and, under less stringent restrictions, to finance revenue-producing capital projects. Also, "special fund" revenue bonds, to which the constitutional debt restrictions do not apply and which are not supported by the full faith and credit of the Commonwealth, may be issued to finance qualifying Commonwealth revenue projects.

    General obligations of cities, towns and counties are payable from the general revenues of the entity, including ad valorem tax revenues on property within the jurisdiction. Nevertheless, the ability of a bond holder to obtain a writ of mandamus to require the levy of taxes if problematic. Revenue obligations issued by other entities are customarily payable only from revenues from the particular project or projects involved. Holders of any defaulted general obligation bonds may petition the Governor for remedial action.

    The economy of Virginia is based primarily on manufacturing, the government sector, agriculture, mining and tourism, and unemployment rates have been below the national average. The Commonwealth has a long history of fiscal stability, due in large part to conservative financial operations and diverse sources of revenue. In the past decade, however, the Commonwealth has experienced cycles of financial stringency. No significant new taxes or increases were enacted by the General Assembly at the 1995 session.

    As a result of litigation involving proceedings before the United States Supreme Court, the Commonwealth may be obligated to refund tax payments made by federal pensioners of up to $707.5 million. Legislation has been enacted to effect a settlement of the litigation, but the claimants have not accepted its terms.


    General obligations of Virginia are rated Aaa, AAA, and AAA by Moody's, Fitch and S&P, respectively.


    VIRGINIA TAXES. In the opinion of Hunton & Williams, special Virginia tax counsel to the Virginia Fund, under existing Virginia law, distributions from the Virginia Fund will not be subject to Virginia individual, trust, estate, or corporate income taxation to the extent that such distributions are either
(i) excluded from Federal gross income and attributable to interest the Virginia Fund, either directly or through the Virginia Portfolio, receives on obligations of Virginia, its political subdivisions, or its instrumentalities, or Puerto Rico, United States Virgin Islands, or Guam or (ii) attributable to interest the Virginia Fund, either directly or through the Virginia Portfolio, receives on obligations of Virginia, its political subdivisions, or its instrumentalities, or Puerto Rico, U.S. Virgin Islands, or Guam or (ii) attributable to interest the Virginia Fund, either directly or through the Virginia Portfolio, receives on direct obligations of the United States. These Virginia income tax exemptions will be available only if the Virginia Fund complies with the requirement of the Code that at least 50% of the value of its assets at the close of each quarter of its taxable year is invested, either directly or through the Virginia Portfolio, in state, municipal, or other obligations described in (S)103(a) of the Code. The Virginia Fund intends to comply with that requirement.

    Other distributions from the Virginia Fund, including capital gains, generally will not be exempt from Virginia income taxation.

    Interest on indebtedness incurred (directly or indirectly) by shareholders to purchase or carry shares of the Virginia Fund generally will not be deductible for Virginia income tax purposes.

    Neither the Trust nor the Virginia Fund will be subject to any Virginia intangible property tax on any obligations in the Virginia Portfolio. In addition, shares of the Virginia Fund held for investment purposes will not be subject to any Virginia intangible personal property tax.

    PUERTO RICO, GUAM, AND THE U.S. VIRGIN ISLANDS. The economy of Puerto Rico is dominated by the manufacturing and service sectors. Although the economy of Puerto Rico expanded significantly from fiscal 1984 through fiscal 1990, the rate of this expansion slowed during fiscal years 1991, 1992 and 1993. Growth in fiscal 1994 will depend on several factors, including the state of the U.S. economy and the relative stability in the price of oil, the exchange rate of the U.S. dollar and the cost of borrowing. Although the Puerto Rico unemployment rate has declined substantially since 1985, the seasonally adjusted unemployment rate for February, 1995 was approximately 12.5%. The North American Free Trade Agreement (NAFTA), which became effective January 1, 1994, could lead to the loss of Puerto Rico's lower salaried or labor intensive jobs to Mexico.

    S&P rates Puerto Rico general obligations debt A, while Moody's rates it Baa1; these ratings have been in place since 1956 and 1976, respectively. S&P assigned a stable outlook on Puerto Rico on April 26, 1994.

PORTFOLIO INVESTMENT ADVISER
Boston Management and Research
24 Federal Street
Boston, MA 02110

FUND ADMINISTRATOR
Eaton Vance Management
24 Federal Street
Boston, MA 02110

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(800) 225-6265

CUSTODIAN
Investors Bank & Trust Company
24 Federal Street
Boston, MA 02110

TRANSFER AGENT
The Shareholder Services Group, Inc.
BOS725
P.O. Box 1559
Boston, MA 02104
(800) 262-1122

AUDITORS
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110


EV MARATHON
LIMITED MATURITY TAX FREE FUNDS
24 FEDERAL STREET
BOSTON, MA 02110

                                  M-LC8/1P

[LOGO]
EV MARATHON
LIMITED MATURITY
TAX FREE FUNDS
PROSPECTUS
AUGUST 1, 1995

o EV Marathon Arizona
  Limited Maturity Tax Free Fund
o EV Marathon California
  Limited Maturity Tax Free Fund
o EV Marathon Connecticut
  Limited Maturity Tax Free Fund
o EV Marathon Florida
  Limited Maturity Tax Free Fund
o EV Marathon Massachusetts
  Limited Maturity Tax Free Fund
o EV Marathon Michigan
  Limited Maturity Tax Free Fund
o EV Marathon New Jersey
  Limited Maturity Tax Free Fund
o EV Marathon New York
  Limited Maturity Tax Free Fund
o EV Marathon North Carolina
  Limited Maturity Tax Free Fund
o EV Marathon Ohio
  Limited Maturity Tax Free Fund
o EV Marathon Pennsylvania
  Limited Maturity Tax Free Fund
o EV Marathon Virginia
  Limited Maturity Tax Free Fund

             EV MARATHON CALIFORNIA LIMITED MATURITY MUNICIPALS FUND
            EV MARATHON CONNECTICUT LIMITED MATURITY MUNICIPALS FUND
              EV MARATHON FLORIDA LIMITED MATURITY MUNICIPALS FUND
           EV MARATHON MASSACHUSETTS LIMITED MATURITY MUNICIPALS FUND
              EV MARATHON MICHIGAN LIMITED MATURITY MUNICIPALS FUND
              EV MARATHON NATIONAL LIMITED MATURITY MUNICIPALS FUND
             EV MARATHON NEW JERSEY LIMITED MATURITY MUNICIPALS FUND
              EV MARATHON NEW YORK LIMITED MATURITY MUNICIPALS FUND
                EV MARATHON OHIO LIMITED MATURITY MUNICIPALS FUND
            EV MARATHON PENNSYLVANIA LIMITED MATURITY MUNICIPALS FUND

                                SUPPLEMENT TO THE
                       STATEMENT OF ADDITIONAL INFORMATION
                                      DATED
                                 AUGUST 1, 1995

    1. EACH FUND AND EACH PORTFOLIO HAVE CHANGED THE PHRASE "TAX FREE" IN THEIR NAMES TO "MUNICIPALS."

    2. THE FOLLOWING SUPPLEMENTS "INVESTMENT ADVISER AND ADMINISTRATOR" IN PART I OF THE STATEMENT OF ADDITIONAL INFORMATION:

    Eaton Vance offers single-state tax-free portfolios in more states than any other sponsor of mutual funds. There are 30 long-term state portfolios, 5 national portfolios and 10 limited maturity portfolios. A staff of 32 is responsible for the day-to-day management of over 3,500 issues in 46 mutual fund portfolios. Assets managed by the municipal investment group are currently over $9.1 billion. Raymond E. Hender and William Ahern manage one or more of the Eaton Vance limited maturity municipal portfolios. Mr. Hender is a Vice President of Eaton Vance and BMR. He is widely regarded as a pioneer in the field of tax-exempt money management and was among the industry's first group of tax-exempt money managers. While at Fidelity Management & Research Company, he managed the first ever tax exempt limited term mutual fund and the first ever tax-exempt money market mutual fund. Mr. Hender holds a Bachelor of Science Degree from the Philadelphia College of Textiles and Science. Mr. Ahern is a Vice President of Eaton Vance and BMR. He is a Chartered Financial Analyst (CFA) and joined Eaton Vance in 1989 as an analyst in the fixed-income department. He graduated from Boston College in 1981 with a B.A. in Economics, and received his M.B.A. degree in Finance from Babson College in 1987. Mr. Ahern is a member of the Boston Security Analysts Society. For the identity of the Portfolio's portfolio manager, see the Prospectus.

    3. THE FOLLOWING SUPPLEMENTS "INVESTMENT PERFORMANCE" IN PART I OF THE FUND'S STATEMENT OF ADDITIONAL INFORMATION:

        From time to time the Fund may provide investors with information on municipal bond investing, which may include comparative performance information, charts and/or illustrations prepared by independent sources (such as Lipper Analytical Services). The Fund may also refer in investor publications to Tax Freedom Day, as computed by the Tax Foundation, Washington, DC 20005, to help illustrate the value of tax free investing, as well as other tax-related information.

    4. THE PRIVATE LETTER RULING REFERRED TO IN THE FIRST PARAGRAPH UNDER "TAXES" HAS BEEN RECEIVED BY THE TRUST.


    5. THE FOLLOWING IS ADDED TO "FINANCIAL STATEMENTS" IN THE PART I:

         The unaudited financial statements of the Fund and the Portfolio for the period ended September 30, 1995 are also incorporated by reference into the Statement of Additional Information and attached hereto.

    Registrant incorporates by reference the audited financial information for the Funds and the Portfolios for the fiscal year ended March 31, 1995 and the unaudited financial information for the Funds and Portfolios for the period ended September 30, 1995 as previously filed electronically with the Securities and Exchange Commission (Accession Ns. 0000950146-95-000252 and 0000950146-95-000763, respectively).

    6. THE FOLLOWING FUNDAMENTAL RESTRICTIONS REPLACE THE FUNDAMENTAL RESTRICTIONS UNDER "INVESTMENT RESTRICTIONS" IN THE CONNECTICUT, OHIO AND PENNSYLVANIA FUNDS' PART IIS:

    The Fund may not:

        (1) Borrow money or issue senior securities except as permitted by the Investment Company Act of 1940;

        (2) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin;

        (3) Underwrite or participate in the marketing of securities of others, except insofar as it may technically be deemed to be an underwriter in selling a portfolio security under circumstances which may require the registration of the same under the Securities Act of 1933;

        (4) Purchase or sell real estate (including limited partnership interests in real estate but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest or deal in real estate or securities which are secured by real estate);

        (5) Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities; or

        (6) Make loans to any person except by (a) the acquisition of debt instruments and making portfolio investments, (b) entering into repurchase agreements and (c) lending portfolio securities.

        Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.

    7. THE FOLLOWING NONFUNDAMENTAL INVESTMENT RESTRICTIONS REPLACE THE NONFUNDAMENTAL INVESTMENT RESTRICTIONS IN EACH FUND'S PART II:

        The Fund and the Portfolio have adopted the following investment policies which may be changed by the Trust with respect to the Fund without approval by the Fund's shareholders or by the Portfolio with respect to the Portfolio without approval by the Fund or its other investors. As a matter of nonfundamental policy, the Fund and the Portfolio will not: (a) engage in options, futures or forward transactions if more than 5% of its net assets, as measured by the aggregate of the premiums paid by the Fund or the Portfolio, would be so invested; (b) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 25% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time. (The Fund and the Portfolio will make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes); (c) invest more than 15% of net assets in investments which are not readily marketable, including restricted securities and repurchase agreements maturing in more than seven days. Restricted securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and commercial paper issued pursuant to Section 4(2) of said Act that the Board of Trustees of the Trust or the Portfolio, or its delegate, determines to be liquid; (d) purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust or the Portfolio or is a member, officer, director or trustee of any investment adviser of the Trust or the Portfolio, if after the purchase of the securities of such issuer by the Fund or the Portfolio one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities or both (all taken at market value) of such issuer and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities or both (all taken at market value); or
    (e) purchase oil, gas or other mineral leases or purchase partnership interests in oil, gas or other mineral exploration or development programs.


    8. THE FOLLOWING REPLACES THE FIRST THREE PARAGRAPHS UNDER "PERFORMANCE INFORMATION" IN EACH FUND'S PART II:

ARIZONA FUND: The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the life of the Fund from November 3, 1994 through September 30, 1995.

                                                Value of        Value of
                                               Investment      Investment
                                                 before           after              Total Return                Total Return
                                              deducting the   deducting the        before deducting             after deducting
                                               contingent      contingent       the contingent deferred     the contingent deferred
                                                deferred        deferred              sales charge                sales charge**
Investment        Investment    Amount of     sales charge     sales charge**  ------------------------     -----------------------
Period            Date          Investment     on 9/30/95       on 9/30/95     Cumulative   Annualized      Cumulative   Annualized
----------        ----------    ----------    -------------   ---------------  ----------   ----------      ----------   ----------
Life of the Fund* 11/3/94       $1,000         $1,074.40        $1,044.40         7.44%       ----             4.44%        ----


     Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.

*    If a portion of the Portfolio's and/or the Fund's expenses had not been subsidized, the Fund would have had lower returns.
**   No contingent deferred sales charge is imposed on certain redemptions.  See the Fund's current Prospectus.

     For the thirty-day period ended September 30, 1995, the yield of the Fund was 3.20%. The yield required of a taxable security that would produce an after-tax yield equivalent to that earned by the Fund of 3.20% (considering both State and Federal taxes) would be 4.89%, assuming a combined Federal and State tax rate of 34.59%. If a portion of the Portfolio's expenses had not been allocated to the Investment Adviser, the Fund would have had a lower yield.

     The Fund's distribution rate (calculated on September 30, 1995 and based on the Fund's monthly distribution paid September 15, 1995) was 3.90%, and the Fund's effective distribution rate (calculated on the same date and based on the same monthly distribution) was 3.97%. If a portion of the Portfolio's expenses had not been allocated to the Investment Adviser, the Fund would have had a lower distribution rate and effective distribution rate.

CALIFORNIA FUND: The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the life of the Fund from May 29, 1992 through September 30, 1995, and for the one-year period ended September 30, 1995.

                                                Value of        Value of
                                               Investment      Investment
                                                 before           after              Total Return                Total Return
                                              deducting the   deducting the        before deducting             after deducting
                                               contingent      contingent       the contingent deferred     the contingent deferred
                                                deferred        deferred              sales charge                sales charge*
Investment        Investment    Amount of     sales charge     sales charge*   ------------------------     -----------------------
Period            Date          Investment     on 9/30/95       on 9/30/95     Cumulative   Annualized      Cumulative   Annualized
----------        ----------    ----------    -------------   ---------------  ----------   ----------      ----------   ----------
Life of the Fund  5/29/92       $1,000         $1,177.40        $1,167.40         17.74%      5.01%            16.74%       4.74%
1 Year
Ended 9/30/95     9/30/94       $1,000         $1,063.98        $1,033.98          6.40%      6.40%             3.40%       3.40%

     Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.

---------
*    No contingent deferred sales charge is imposed on certain redemptions.  See the Fund's current Prospectus.
---------

     For the thirty-day period ended September 30, 1995, the yield of the Fund was 3.22%. The yield required of a taxable security that would produce an after-tax yield equivalent to that earned by the Fund of 3.22% (considering both State and Federal taxes) would be 5.19%, assuming a combined Federal and State tax rate of 37.90%.

     The Fund's distribution rate (calculated on September 30, 1995 and based on the Fund's monthly distribution paid September 15, 1995) was 3.83%, and the Fund's effective distribution rate (calculated on the same date and based on the same monthly distribution) was 3.90%.

CONNECTICUT FUND: The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the life of the Fund from April 16, 1993 through September 30, 1995, and for the one-year period ended September 30, 1995.

                                                Value of        Value of
                                               Investment      Investment
                                                 before           after              Total Return                Total Return
                                              deducting the   deducting the        before deducting             after deducting
                                               contingent      contingent       the contingent deferred     the contingent deferred
                                                deferred        deferred              sales charge                sales charge**
Investment        Investment    Amount of     sales charge     sales charge**  ------------------------     -----------------------
Period            Date          Investment     on 9/30/95       on 9/30/95     Cumulative   Annualized      Cumulative   Annualized
----------        ----------    ----------    -------------   ---------------  ----------   ----------      ----------   ----------
Life of the Fund* 4/16/93       $1,000         $1,093.27        $1,073.47         9.93%       3.69%            7.35%        2.92%
1 Year
Ended 9/30/95*    9/30/94       $1,000         $1,071.69        $1,041.69         7.17%       7.17%            4.17%        4.17%

     Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.

------------
*    If a portion of the Portfolio's and/or the Fund's expenses had not been subsidized, the Fund would have had lower returns.
**   No contingent deferred sales charge is imposed on certain redemptions.  See the Fund's current Prospectus.
------------

     For the thirty-day period ended September 30, 1995, the yield of the Fund was 3.44%. The yield required of a taxable security that would produce an after-tax yield equivalent to that earned by the Fund of 3.44% (considering both State and Federal taxes) would be 5.22%, assuming a combined Federal and State tax rate of 34.11%. If a portion of the Portfolio's expenses had not been allocated to the Investment Adviser, the Fund would have had a lower yield.

     The Fund's distribution rate (calculated on September 30, 1995 and based on the Fund's monthly distribution paid September 15, 1995) was 3.74%, and the Fund's effective distribution rate (calculated on the same date and based on the same monthly distribution) was 3.80%. If a portion of the Portfolio's expenses had not been allocated to the Investment Adviser, the Fund would have had a lower distribution rate and effective distribution rate.

FLORIDA FUND: The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the life of the Fund from May 29, 1992 through September 30, 1995, and for the one-year period ended September 30, 1995.

                                                Value of        Value of
                                               Investment      Investment
                                                 before           after              Total Return                Total Return
                                              deducting the   deducting the        before deducting             after deducting
                                               contingent      contingent       the contingent deferred     the contingent deferred
                                                deferred        deferred              sales charge                sales charge*
Investment        Investment    Amount of     sales charge     sales charge*   ------------------------     -----------------------
Period            Date          Investment     on 9/30/95       on 9/30/95     Cumulative   Annualized      Cumulative   Annualized
----------        ----------    ----------    -------------   ---------------  ----------   ----------      ----------   ----------
Life of the Fund  5/29/92       $1,000         $1,196.69        $1,186.69         19.67%      5.52%            18.67%       5.26%
1 Year
Ended 9/30/95     9/30/94       $1,000         $1,072.05        $1,042.05          7.21%      7.21%             4.21%       4.21%

     Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.

--------------
*    No contingent deferred sales charge is imposed on certain redemptions.  See the Fund's current Prospectus.
--------------

     For the thirty-day period ended September 30, 1995, the yield of the Fund was 3.17%. The yield required of a taxable security that would produce an after-tax yield equivalent to that earned by the Fund of 3.17% (considering Federal taxes) would be 4.59%, assuming a Federal tax rate of 31%.

     The Fund's distribution rate (calculated on September 30, 1995 and based on the Fund's monthly distribution paid September 15, 1995) was 3.77%, and the Fund's effective distribution rate (calculated on the same date and based on the same monthly distribution) was 3.84%.

MASSACHUSETTS FUND: The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the life of the Fund from June 1, 1992 through September 30, 1995, and for the one-year period ended September 30, 1995.

                                                Value of        Value of
                                               Investment      Investment
                                                 before           after              Total Return                Total Return
                                              deducting the   deducting the        before deducting             after deducting
                                               contingent      contingent       the contingent deferred     the contingent deferred
                                                deferred        deferred              sales charge                sales charge
Investment        Investment    Amount of     sales charge     sales charge*   ------------------------     -----------------------
Period            Date          Investment     on 9/30/95       on 9/30/95     Cumulative   Annualized      Cumulative   Annualized
----------        ----------    ----------    -------------   ---------------  ----------   ----------      ----------   ----------
Life of the Fund  6/1/92        $1,000         $1,184.18        $1,174.18         18.42%      5.21%            17.42%       4.94%
1 Year
Ended 9/30/95     9/30/94       $1,000         $1,072.73        $1,042.73          7.27%      7.27%             4.27%       4.27%

     Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.

-------------
*    No contingent deferred sales charge is imposed on certain redemptions.  See the Fund's current Prospectus.
-------------

     For the thirty-day period ended September 30, 1995, the yield of the Fund was 3.22%. The yield required of a taxable security that would produce an after-tax yield equivalent to that earned by the Fund of 3.22% (considering both State and Federal taxes) would be 5.30%, assuming a combined Federal and State tax rate of 39.28%.

     The Fund's distribution rate (calculated on September 30, 1995 and based on the Fund's monthly distribution paid September 15, 1995) was 3.67%, and the Fund's effective distribution rate (calculated on the same date and based on the same monthly distribution) was 3.73%.

MICHIGAN FUND: The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the life of the Fund from April 16, 1992 through September 30, 1995, and for the one-year period ended September 30, 1995.

                                                Value of        Value of
                                               Investment      Investment
                                                 before           after              Total Return                Total Return
                                              deducting the   deducting the        before deducting             after deducting
                                               contingent      contingent       the contingent deferred     the contingent deferred
                                                deferred        deferred              sales charge                sales charge*
Investment        Investment    Amount of     sales charge     sales charge*   ------------------------     -----------------------
Period            Date          Investment     on 9/30/95       on 9/30/95     Cumulative   Annualized      Cumulative   Annualized
----------        ----------    ----------    -------------   ---------------  ----------   ----------      ----------   ----------
Life of the Fund  4/16/93       $1,000         $1,084.13        $1,064.55         8.41%       3.34%            6.46%        2.58%
1 Year
Ended 9/30/95     9/30/94       $1,000         $1,065.73        $1,035.73         6.57%       6.57%            3.57%        3.57%


     Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.

-----------
*    No contingent deferred sales charge is imposed on certain redemptions.  See the Fund's current Prospectus.
___________

     For the thirty-day period ended September 30, 1995, the yield of the Fund was 3.40%. The yield required of a taxable security that would produce an after-tax yield equivalent to that earned by the Fund of 3.40% (considering both State and Federal taxes) would be 5.36%, assuming a combined Federal and State tax rate of 36.54%.

     The Fund's distribution rate (calculated on September 30, 1995 and based on the Fund's monthly distribution paid September 15, 1995) was 3.79%, and the Fund's effective distribution rate (calculated on the same date and based on the same monthly distribution) was 3.86%.

NEW JERSEY FUND: The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the life of the Fund from June 1, 1992 through September 30, 1995, and for the one-year period ended September 30, 1995.

                                                Value of        Value of
                                               Investment      Investment
                                                 before           after              Total Return                Total Return
                                              deducting the   deducting the        before deducting             after deducting
                                               contingent      contingent       the contingent deferred     the contingent deferred
                                                deferred        deferred              sales charge                sales charge*
Investment        Investment    Amount of     sales charge     sales charge*   ------------------------     -----------------------
Period            Date          Investment     on 9/30/95       on 9/30/95     Cumulative   Annualized      Cumulative   Annualized
----------        ----------    ----------    -------------   ---------------  ----------   ----------      ----------   ----------
Life of the Fund  6/1/92        $1,000         $1,181.65        $1,171.65         18.17%      5.14%            17.17%       4.87%
1 Year
Ended 9/30/95     9/30/94       $1,000         $1,066.63        $1,036.63          6.66%      6.66%             3.66%       3.66%

     Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.

----------
*    No contingent deferred sales charge is imposed on certain redemptions.  See the Fund's current Prospectus.
----------

     For the thirty-day period ended September 30, 1995, the yield of the Fund was 3.39%. The yield required of a taxable security that would produce an after-tax yield equivalent to that earned by the Fund of 3.39% (considering both State and Federal taxes) would be 5.26%, assuming a combined Federal and State tax rate of 35.54%.

     The Fund's distribution rate (calculated on September 30, 1995 and based on the Fund's monthly distribution paid September 15, 1995) was 3.79%, and the Fund's effective distribution rate (calculated on the same date and based on the same monthly distribution) was 3.85%.

NEW YORK FUND: The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the life of the Fund from May 29, 1992 through September 30, 1995, and for the one-year period ended September 30, 1995.

                                                Value of        Value of
                                               Investment      Investment
                                                 before           after              Total Return                Total Return
                                              deducting the   deducting the        before deducting             after deducting
                                               contingent      contingent       the contingent deferred     the contingent deferred
                                                deferred        deferred              sales charge                sales charge*
Investment        Investment    Amount of     sales charge     sales charge*   ------------------------     -----------------------
Period            Date          Investment     on 9/30/95       on 9/30/95     Cumulative   Annualized      Cumulative   Annualized
----------        ----------    ----------    -------------   ---------------  ----------   ----------      ----------   ----------
Life of the Fund  5/29/92       $1,000         $1,186.61        $1,176.61         18.66%      5.26%            17.66%       4.99%
1 Year
Ended 9/30/95     9/30/94       $1,000         $1,068.44        $1,038.44          6.84%      6.84%             3.84%       3.84%

     Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.

-----------
*    No contingent deferred sales charge is imposed on certain redemptions.  See the Fund's current Prospectus.
-----------

     For the thirty-day period ended September 30, 1995, the yield of the Fund was 3.35%. The yield required of a taxable security that would produce an after-tax yield equivalent to that earned by the Fund of 3.35% (considering both State and Federal taxes) would be 5.52%, assuming a combined Federal and State tax rate of 39.32%.

     The Fund's distribution rate (calculated on September 30, 1995 and based on the Fund's monthly distribution paid September 15, 1995) was 3.80%, and the Fund's effective distribution rate (calculated on the same date and based on the same monthly distribution) was 3.87%.

OHIO FUND: The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the life of the Fund from April 16, 1993 through September 30, 1995, and for the one-year period ended September 30, 1995.

                                                Value of        Value of
                                               Investment      Investment
                                                 before           after              Total Return                Total Return
                                              deducting the   deducting the        before deducting             after deducting
                                               contingent      contingent       the contingent deferred     the contingent deferred
                                                deferred        deferred              sales charge                sales charge*
Investment        Investment    Amount of     sales charge     sales charge*   ------------------------     -----------------------
Period            Date          Investment     on 9/30/95       on 9/30/95     Cumulative   Annualized      Cumulative   Annualized
----------        ----------    ----------    -------------   ---------------  ----------   ----------      ----------   ----------
Life of the Fund  4/16/93       $1,000         $1,096.26        $1,076.46         9.63%       3.81%            7.65%        3.04%
1 Year
Ended 9/30/95     9/30/94       $1,000         $1,076.53        $1,037.53         6.75%       6.75%            3.75%        3.75%

     Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.

------------
*    No contingent deferred sales charge is imposed on certain redemptions.  See the Fund's current Prospectus.
------------

     For the thirty-day period ended September 30, 1995, the yield of the Fund was 3.57%. The yield required of a taxable security that would produce an after-tax yield equivalent to that earned by the Fund of 3.57% (considering both State and Federal taxes) would be 5.56%, assuming a combined Federal and State tax rate of 35.76%.

     The Fund's distribution rate (calculated on September 30, 1995 and based on the Fund's monthly distribution paid September 15, 1995) was 3.84%, and the Fund's effective distribution rate (calculated on the same date and based on the same monthly distribution) was 3.91%.

PENNSYLVANIA FUND: The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the life of the Fund from June 1, 1992 through September 30, 1995, and for the one-year period ended September 30, 1995.

                                                Value of        Value of
                                               Investment      Investment
                                                 before           after              Total Return                Total Return
                                              deducting the   deducting the        before deducting             after deducting
                                               contingent      contingent       the contingent deferred     the contingent deferred
                                                deferred        deferred              sales charge                sales charge*
Investment        Investment    Amount of     sales charge     sales charge*   ------------------------     -----------------------
Period            Date          Investment     on 9/30/95       on 9/30/95     Cumulative   Annualized      Cumulative   Annualized
----------        ----------    ----------    -------------   ---------------  ----------   ----------      ----------   ----------
Life of the Fund  6/1/92        $1,000         $1,194.47        $1,184.47         19.45%      5.48%            18.45%       5.22%
1 Year
Ended 9/30/95     9/30/94       $1,000         $1,068.17        $1,038.17          6.82%      6.82%             8.82%       8.82%

     Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.

-------------
*    No contingent deferred sales charge is imposed on certain redemptions.  See the Fund's current Prospectus.
-------------

     For the thirty-day period ended September 30, 1995, the yield of the Fund was 3.36%. The yield required of a taxable security that would produce an after-tax yield equivalent to that earned by the Fund of 3.36% (considering both State and Federal taxes) would be 5.49%, assuming a combined Federal and State tax rate of 36.76%.

     The Fund's distribution rate (calculated on September 30, 1995 and based on the Fund's monthly distribution paid September 15, 1995) was 3.87%, and the Fund's effective distribution rate (calculated on the same date and based on the same monthly distribution) was 3.54%.

     In addition, the last column of the Tax Equivalent Yield Table for the Pennsylvania Fund is replaced with the following:

         Federal, State,
         County and Philadelphia
         Taxes(3)

                   8.25%
                   9.74
                  10.16
                  10.96
                  11.61

        (3)Includes a 4 mil county personal property tax and a 4.96% school income tax.

     9. Shares of the North Carolina and Virginia Fund are no longer being offered for purchase.

     10. The date of the attached Statement of Additional Information is changed to April 26, 1996.

April 26, 1996

                                                          STATEMENT OF
                                                          ADDITIONAL INFORMATION
                                                          August 1, 1995

                                        EV MARATHON LIMITED MATURITY TAX FREE FUNDS
EV MARATHON ARIZONA LIMITED MATURITY TAX FREE FUND             EV MARATHON NEW JERSEY LIMITED MATURITY TAX FREE FUND
EV MARATHON CALIFORNIA LIMITED MATURITY TAX FREE FUND          EV MARATHON NEW YORK LIMITED MATURITY TAX FREE FUND
EV MARATHON CONNECTICUT LIMITED MATURITY TAX FREE FUND         EV MARATHON NORTH CAROLINA LIMITED MATURITY TAX FREE FUND
EV MARATHON FLORIDA LIMITED MATURITY TAX FREE FUND             EV MARATHON OHIO LIMITED MATURITY TAX FREE FUND
EV MARATHON MASSACHUSETTS LIMITED MATURITY TAX FREE FUND       EV MARATHON PENNSYLVANIA LIMITED MATURITY TAX FREE FUND
EV MARATHON MICHIGAN LIMITED MATURITY TAX FREE FUND            EV MARATHON VIRGINIA LIMITED MATURITY TAX FREE FUND

                              24 Federal Street
                         Boston, Massachusetts 02110
                                (800) 225-6265

    This Statement of Additional Information consists of two parts. Part I provides general information about the Funds listed above (each a "Fund") and certain other series of Eaton Vance Investment Trust (the "Trust"). As described in the Prospectus, each Fund invests its assets in a separate registered investment company (a "Portfolio") with the same investment objective and policies as the Fund. Each Part II provides information solely about a Fund and its corresponding Portfolio. Where appropriate, Part I includes cross-references to the relevant sections of Part II.

                               TABLE OF CONTENTS
                                     PART I

                                                                           Page
Additional Information About Investment Policies .....................        1
Investment Restrictions ..............................................        8
Trustees and Officers ................................................        8
Investment Adviser and Administrator .................................       10
Custodian ............................................................       12
Service for Withdrawal ...............................................       12
Determination of Net Asset Value .....................................       13
Investment Performance ...............................................       13
Taxes ................................................................       16
Principal Underwriter ................................................       18
Distribution Plan ....................................................       18
Portfolio Security Transactions ......................................       20
Other Information ....................................................       22
Independent Certified Public Accountants .............................       23
Financial Statements .................................................       23
Appendix .............................................................       24

                                    PART II

EV Marathon Arizona Limited Maturity Tax Free Fund .....  a-1  EV Marathon New Jersey Limited Maturity Tax Free Fund ...  g-1
EV Marathon California Limited Maturity Tax Free Fund ..  b-1  EV Marathon New York Limited Maturity Tax Free Fund .....  h-1
EV Marathon Connecticut Limited Maturity Tax Free Fund .  c-1  EV Marathon North Carolina Limited Maturity Tax Free Fund  i-1
EV Marathon Florida Limited Maturity Tax Free Fund .....  d-1  EV Marathon Ohio Limited Maturity Tax Free Fund .........  j-1
EV Marathon Massachusetts Limited Maturity Tax Free Fund  e-1  EV Marathon Pennsylvania Limited Maturity Tax Free Fund .  k-1
EV Marathon Michigan Limited Maturity Tax Free Fund ....  f-1  EV Marathon Virginia Limited Maturity Tax Free Fund .....  l-1

    Although each Fund offers only its shares of beneficial interest, it is possible that a Fund might become liable for a misstatement or omission in this Statement of Additional Information regarding another Fund because the Funds use this combined Statement of Additional Information. The Trustees of the Trust have considered this factor in approving the use of a combined Statement of Additional Information.

    THIS COMBINED STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE FUNDS' PROSPECTUS DATED AUGUST 1, 1995, AS SUPPLEMENTED FROM TIME TO TIME. THIS COMBINED STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING EATON VANCE DISTRIBUTORS, INC. (THE "PRINCIPAL UNDERWRITER") (SEE BACK COVER FOR ADDRESS AND PHONE NUMBER).

                     STATEMENT OF ADDITIONAL INFORMATION

                                    PART I

    This Part I provides information about the Fund, certain other series of the Trust and the Portfolio. Capitalized terms used in this Statement of Additional Information and not otherwise defined have the meanings given them in the Fund's Prospectus. The Fund is subject to the same investment policies as those of the Portfolio. The Fund currently seeks to achieve its objective by investing in the Portfolio.

               ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES


MUNICIPAL OBLIGATIONS
    Municipal obligations are issued to obtain funds for various public and private purposes. Such obligations include bonds as well as tax-exempt commercial paper, project notes and municipal notes such as tax, revenue and bond anticipation notes of short maturity, generally less than three years. In general, there are three categories of municipal obligations, the interest on which is exempt from Federal income tax and is not a tax preference item for purposes of the Federal alternative minimum tax: (i) certain "public purpose" obligations (whenever issued), which include obligations issued directly by state and local governments or their agencies to fulfill essential governmental functions; (ii) certain obligations issued before August 8, 1986, for the benefit of non-governmental persons or entities; and (iii) certain "private activity bonds" issued after August 7, 1986, which include "qualified
Section 501(c)(3) bonds" or refundings of certain obligations included in the second category. In assessing the Federal income tax treatment of interest on any municipal obligation, the Portfolio will generally rely on an opinion of the issuer's counsel (when available) and will not undertake any independent verification of the basis for the opinion. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds.

    Interest on certain "private activity bonds" issued after August 7, 1986 is exempt from regular Federal income tax but such interest (including a distribution by the Fund derived from such interest) is treated as a tax preference item which could subject the recipient to or increase the recipient's liability for the Federal alternative minimum tax. For corporate shareholders, the Fund's distributions derived from interest on all municipal obligations (whenever issued) is included in "adjusted current earnings" for purposes of the Federal alternative minimum tax as applied to corporations (to the extent not already included in alternative minimum taxable income as income attributable to private activity bonds).

    Market discount on long-term tax-exempt municipal obligations (i.e., obligations with a term of more than one year) purchased in the secondary market after April 30, 1993 is taxable as ordinary income. A long-term debt obligation is generally treated as acquired at a market discount if the secondary market purchase price is less than (i) the stated principal amount payable at maturity, in the case of an obligation that does not have original issue discount or (ii) in the case of an obligation that does have original issue discount, the sum of the issue price and any original issue discount that accrued before the obligation was purchased, subject to a de minimus amount.

    Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of general obligation bonds is the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate and amount.

    The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water, sewer and solid waste disposal systems; highways, bridges and tunnels; port, airport and parking facilities; transportation systems; housing facilities, colleges and universities and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without legal obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are normally secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations. Such payments are usually subject to annual appropriations by the state or locality.

    Industrial development and pollution control bonds are in most cases revenue bonds and are generally not secured by the taxing power of the municipality, but are usually secured by the revenues derived by the authority from payments of the industrial user or users.

    The Portfolio may on occasion acquire revenue bonds which carry warrants or similar rights covering equity securities. Such warrants or rights may be held indefinitely, but if exercised, the Portfolio anticipates that it would, under normal circumstances, dispose of any equity securities so acquired within a reasonable period of time.

    While most municipal bonds pay a fixed rate of interest semi-annually in cash, there are exceptions. Some bonds pay no periodic cash interest, but rather make a single payment at maturity representing both principal and interest. Bonds may be issued or subsequently offered with interest coupons materially greater or less than those then prevailing, with price adjustments reflecting such deviation.

    The obligations of any person or entity to pay the principal of and interest on a municipal obligation are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of any person or entity to pay when due principal of and interest on a municipal obligation may be materially affected. There have been recent instances of defaults and bankruptcies involving municipal obligations which were not foreseen by the financial and investment communities. The Portfolio will take whatever action it considers appropriate in the event of anticipated financial difficulties, default or bankruptcy of either the issuer of any municipal obligation or of the underlying source of funds for debt service. Such action may include retaining the services of various persons or firms (including affiliates of Boston Management and Research (the "Investment Adviser")) to evaluate or protect any real estate, facilities or other assets securing any such obligation or acquired by the Portfolio as a result of any such event, and the Portfolio may also manage (or engage other persons to manage) or otherwise deal with any real estate, facilities or other assets so acquired. The Portfolio anticipates that real estate consulting and management services may be required with respect to properties securing various municipal obligations in its portfolio or subsequently acquired by the Portfolio. The Portfolio will incur additional expenditures in taking protective action with respect to portfolio obligations in default and assets securing such obligations.

    The yields on municipal obligations will be dependent on a variety of factors, including purposes of issue and source of funds for repayment, general money market conditions, general conditions of the municipal bond market, size of a particular offering, maturity of the obligation and rating of the issue. The ratings of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P") and Fitch Investors Service, Inc. ("Fitch") represent their opinions as to the quality of the municipal obligations which they undertake to rate. It should be emphasized, however, that ratings are based on judgment and are not absolute standards of quality. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. In addition, the market price of municipal obligations will normally fluctuate with changes in interest rates, and therefore the net asset value of the Portfolio will be affected by such changes.

RISKS OF CONCENTRATION
Municipal Obligations. For a discussion of the risks associated with the Portfolio's policy of concentrating its investments in particular issuers of municipal obligations, see "Risks of Concentration" in the Fund's Part II of this Statement of Additional Information.

Obligations of Particular Types of Issuers. The Portfolio may invest 25% or more of its total assets in municipal obligations whose issuers are located in the same state or in municipal obligations of the same type. There could be economic, business or political developments which might affect all municipal obligations of the same type. In particular, investments in the industrial revenue bonds listed above might involve without limitation the following risks.

    Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. Among the influences affecting a hospital's gross receipts and net income available to service its debt are demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding and possible Federal legislation limiting the rates of increase of hospital charges.

    Electric utilities face problems in financing large construction programs in an inflationary period, cost increases and delay occasioned by safety and environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, and in achieving timely and adequate rate relief from regulatory commissions, effects of energy conservation and limitations on the capacity of the capital market to absorb utility debt.

    Pollution control and other industrial development bonds are issued by state or local agencies to finance various projects, including those of domestic steel producers, and may be backed solely by agreements with such companies. Domestic steel companies are expected to suffer the consequences of such adverse trends as high labor costs, high foreign imports encouraged by foreign productivity increases and a strong U.S. dollar, and other cost pressures such as those imposed by anti-pollution legislation. Domestic steel capacity is being reduced currently by large-scale plant closings and this period of rationalization may not end until further legislative protection is provided through tariff price supports or mandatory import quotas, such as those recently enacted for certain specialty steel products.

    Life care facilities are an alternative form of long-term housing for the elderly which offer residents the independence of a condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Since the bonds are normally secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues sufficient to meet debt service payments. Moreover, since a portion of housing, medical care and other services may be financed by an initial deposit, it is important that the facility maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures is an important factor in this process. The facilities may also be affected adversely by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector.

Obligations of Puerto Rico, U.S. Virgin Islands and Guam. Subject to the Fund's investment policies as set forth in its Prospectus, the Portfolio may invest in the obligations of Puerto Rico, the U.S. Virgin Islands and Guam. Accordingly, the Portfolio may be adversely affected by local political and economic conditions and developments within Puerto Rico affecting the issuers of such obligations.

    Puerto Rico has a diversified economy dominated by the manufacturing and service sectors. Manufacturing is the largest sector in terms of gross domestic product and is more diversified than during earlier phases of Puerto Rico's industrial development. The three largest sectors of the economy (as a percentage of employment) are services (47%), government (22%) and manufacturing (16.4%). These three sectors represent 39%, 11% and 39%, respectively, of the gross domestic product. The service sector is the fastest growing, while the government and manufacturing sectors have been stagnant for the past five years. This decline was broad based among all manufacturing industries. The North American Free Trade Agreement (NAFTA), which became effective January 1, 1994, could lead to the loss of Puerto Rico's lower salaried or labor intensive jobs to Mexico. The February, 1995 unemployment rate was 12.5%, down from 16% for 1994.

    The Commonwealth of Puerto Rico exercises virtually the same control over its internal affairs as do the fifty states; however, it differs from the states in its relationship with the Federal government. Most Federal taxes, except those such as social security taxes that are imposed by mutual consent, are not levied in Puerto Rico. However, in conjunction with the 1993 U.S. budget plan, Section 936 of the Internal Revenue Code was amended and provided for two alternative limitations to the Section 936 credit. The first option will limit the credit against such income to 40% of the credit allowable under current law, with a five year phase-in period starting at 60% of the allowable credit. The second option is a wage and depreciation based credit. The reduction of the tax benefits to those U.S. companies with operations in Puerto Rico may lead to slower growth in the future. There can be no assurance that these modifications will not lead to a weakened economy, a lower rating on Puerto Rico's debt or lower prices for Puerto Rican bonds that may be held by the Portfolio.

    Puerto Rico's financial reporting was first conformed to generally accepted accounting principles in fiscal 1990. Nonrecurring revenues have been used frequently to balance recent years' budgets. In November, 1993 Puerto Ricans voted on whether they wished to retain their Commonwealth status, become a state or establish an independent nation. The measure was defeated, with 48.5% voting to remain a Commonwealth, 46% voting for statehood and 4% voting for independence. Retaining Commonwealth status will leave intact the current relationship with the Federal government. There can be no assurance that the statehood issue will not be brought to a vote in the future. A successful statehood vote in Puerto Rico would then require the U.S. Congress to ratify the election.

    The United States Virgin Islands (USVI) are located approximately 1,100 miles east-southeast of Miami and are made up of St. Croix, St. Thomas and St. John. Population, after reaching a peak of 110,800 in 1985, declined to 101,809 in 1990. The economy is heavily reliant on the tourism industry, with roughly 43% of non-agricultural employment in tourist-related trade and services. As of April, 1993, unemployment stood at 2.7%. The tourism industry is economically sensitive and would likely be adversely affected by a recession in either the United States or Europe.

    An important component of the USVI revenue base is the Federal excise tax on rum exports. Tax revenues rebated by the Federal government to the USVI provide the primary security of many outstanding USVI bonds. Since more than 90% of the rum distilled in the USVI is distilled at one plant, any interruption in its operations (as occurred after Hurricane Hugo in 1989) would adversely affect these revenues. Consequently, there can be no assurance that rum exports to the United States and the rebate of tax revenues to the USVI will continue at their present levels. The preferential tariff treatment the USVI rum industry currently enjoys could be reduced under NAFTA. Increased competition from Mexican rum producers could reduce USVI rum imported to the U.S., decreasing excise tax revenues generated. The USVI experienced budget deficits in fiscal years 1989 and 1990: in 1989 due to wage settlements with the unionized government employees, and in 1990 as a result of Hurricane Hugo. The USVI recorded a small surplus in fiscal year 1991. At the end of fiscal 1992, the last year for which results are available, the USVI had an unreserved General Fund deficit of approximately $8.31 million, or approximately 2.1% of expenditures. In order to close a forecasted fiscal 1994 revenue gap of $45.6 million, the Department of Finance has proposed several tax increases and fund transfers. There is currently no rated, unenhanced Virgin Islands debt outstanding.

    Guam, an unincorporated U.S. territory, is located 1,500 miles southeast of Tokyo. Population, 133,000 in 1990, up 26% from the 1980 census level. The U.S. military is a key component of Guam's economy. The Federal government directly comprises more than 10% of the employment base, with a substantial component of the service sector to support these personnel. Guam is expected to benefit from the closure of the Subic Bay Naval Base and the Clark Air Force Base in the Philippines. The Naval Air Station, one of several U.S. military facilities on the island, has been slated for closure by the Defense Base Closure and Realignment Committee; however, the administration plans to use these facilities to expand the Island's commercial airport. Guam is also heavily reliant on tourists, particularly the Japanese. Unemployment was 3.2% in 1991. For 1994, the financial position of Guam has weakened further as it incurred an unaudited General Fund operating deficit. The administration has taken steps to improve its financial position; however, there are no guarantees that an improvement will be realized. Guam's general obligation debt is rated Baa by Moody's.

MUNICIPAL LEASES
    The Portfolio may invest in municipal leases and participations therein, which arrangements frequently involve special risks. Municipal leases are obligations in the form of a lease or installment purchase arrangement which is issued by state or local governments to acquire equipment and facilities. Interest income from such obligations is generally exempt from local and state taxes in the state of issuance. "Participations" in such leases are undivided interests in a portion of the total obligation. Participations entitle their holders to receive a pro rata share of all payments under the lease. A trustee is usually responsible for administering the terms of the participation and enforcing the participants' rights in the underlying lease. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased equipment without meeting the constitutional and statutory requirements for the issuance of debt. State debt-issuance limitations are deemed to be inapplicable to these arrangements because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Such arrangements are, therefore, subject to the risk that the governmental issuer will not appropriate funds for lease payments.

    Certain municipal lease obligations owned by the Portfolio may be deemed illiquid for the purpose of the Portfolio's 15% limitation on investments in illiquid securities, unless determined by the Investment Adviser, pursuant to guidelines adopted by the Trustees of the Portfolio, to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations, the Investment Adviser will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades and quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Investment Adviser will consider factors unique to particular lease obligations affecting the marketability thereof. These include the general creditworthiness of the municipality, the importance of the property covered by the lease to the municipality, and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Portfolio. In the event the Portfolio acquires an unrated municipal lease obligation, the Investment Adviser will be responsible for determining the credit quality of such obligation on an on-going basis, including an assessment of the likelihood that the lease may or may not be cancelled.

ZERO COUPON BONDS
    Zero coupon bonds are debt obligations which do not require the periodic payment of interest and are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon bonds benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash.

INSURANCE
    Insured municipal obligations held by the Portfolio (if any) will be insured as to their scheduled payment of principal and interest under either
(i) an insurance policy obtained by the issuer or underwriter of the obligation at the time of its original issuance or (ii) an insurance policy obtained by the Portfolio or a third party subsequent to the obligation's original issuance (which may not be reflected in the obligation's market value). In either event, such insurance may provide that in the event of non-payment of interest or principal when due with respect to an insured obligation, the insurer is not required to make such payment until a specified time has lapsed (which may be 30 days or more after notice).

CREDIT QUALITY
    The Portfolio is dependent on the Investment Adviser's judgment, analysis and experience in evaluating the quality of municipal obligations. In evaluating the credit quality of a particular issue, whether rated or unrated, the Investment Adviser will normally take into consideration, among other things, the financial resources of the issuer (or, as appropriate, of the underlying source of funds for debt service), its sensitivity to economic conditions and trends, any operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters. The Investment Adviser will attempt to reduce the risks of investing in the lowest investment grade, below investment grade and comparable unrated obligations through active portfolio management, credit analysis and attention to current developments and trends in the economy and the financial markets.

    See "Portfolio of Investments" in the "Financial Statements" incorporated by reference into this Statement of Additional Information with respect to any defaulted obligations held by the Portfolio.

SHORT-TERM TRADING
    The Portfolio may sell securities in anticipation of a market decline (a rise in interest rates) or purchase and later sell securities in anticipation of a market rise (a decline in interest rates). In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the Portfolio believes to be a temporary disparity in the normal yield relationship between the two securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of municipal obligations or changes in the investment objectives of investors. Such trading may be expected to increase the portfolio turnover rate, which may increase capital gains and the expenses incurred in connection with such trading. The Portfolio anticipates that its annual portfolio turnover rate will generally not exceed 100% (excluding turnover of securities having a maturity of one year or less).

WHEN-ISSUED SECURITIES
    New issues of municipal obligations are sometimes offered on a "when-issued" basis, that is, delivery and payment for the securities normally taking place within a specified number of days after the date of the Portfolio's commitment and are subject to certain conditions such as the issuance of satisfactory legal opinions. The Portfolio may also purchase securities on a when-issued basis pursuant to refunding contracts in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts generally require the issuer to sell and the Portfolio to buy such securities on a settlement date that could be several months or several years in the future.

    The Portfolio will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but may sell such securities before the settlement date if it is deemed advisable as a matter of investment strategy. The payment obligation and the interest rate that will be received on the securities are fixed at the time the Portfolio enters into the purchase commitment. The Portfolio's custodian will segregate cash or high grade liquid debt securities in a separate account of the Portfolio in an amount at least equal to the when-issued commitments. If the value of the securities placed in the separate account declines, additional cash or high grade liquid debt securities will be placed in the account on a daily basis so that the value of the account will at least equal the amount of the Portfolio's when-issued commitments. When the Portfolio commits to purchase a security on a when-issued basis it records the transaction and reflects the value of the security in determining its net asset value. Securities purchased on a when-issued basis and the securities held by the Portfolio are subject to changes in value based upon the perception of the creditworthiness of the issuer and changes in the level of interest rates (i.e. appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent that the Portfolio remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be greater fluctuations in the Portfolio's net asset value than if it solely set aside cash to pay for when-issued securities.

FLOATING OR VARIABLE RATE OBLIGATIONS
    The Portfolio may purchase floating or variable rate obligations. Floating or variable rate instruments provide for adjustments in the interest rate at specified intervals (weekly, monthly, semi-annually, etc.). The revised rates are usually set at the issuer's discretion, in which case the investor normally enjoys the right to "put" the security back to the issuer or his agent. Rate revisions may alternatively be determined by formula or in some other contractual fashion. Floating or variable rate obligations normally provide that the holder can demand payment of the obligation on short notice at par with accrued interest and are frequently secured by letters of credit or other credit support arrangements provided by banks. To the extent that such letters of credit or other arrangements constitute an unconditional guarantee of the issuer's obligations, a bank may be treated as the issuer of a security for the purpose of complying with the diversification requirements set forth in Section 5(b) of the Investment Company Act of 1940 and Rule 5b-2 thereunder. The Portfolio would anticipate using these obligations as cash equivalents pending longer term investment of its funds.

REDEMPTION, DEMAND AND PUT FEATURES
    Most municipal bonds have a fixed final maturity date. However, it is commonplace for the issuer to reserve the right to call the bond earlier. Also, some bonds may have "put" or "demand" features that allow early redemption by the bondholder. Interest income generated by certain bonds having demand features may not qualify as tax-exempt interest. Longer term fixed-rate bonds may give the holder a right to request redemption at certain times (often annually after the lapse of an intermediate term). These bonds are more defensive than conventional long term bonds (protecting to some degree against a rise in interest rates) while providing greater opportunity than comparable intermediate term bonds, because the Portfolio may retain the bond if interest rates decline. By acquiring these kinds of obligations the Portfolio obtains the contractual right to require the issuer of the security or some other person (other than a broker or dealer) to purchase the security at an agreed upon price, which right is contained in the obligation itself rather than in a separate agreement with the seller or some other person. Because this right is assignable with the security, which is readily marketable and valued in the customary manner, the Portfolio will not assign any separate value to such right.

LIQUIDITY AND PROTECTIVE PUT OPTIONS
    The Portfolio may also enter into a separate agreement with the seller of the security or some other person granting the Portfolio the right to put the security to the seller thereof or the other person at an agreed upon price. The Portfolio intends to limit this type of transaction to institutions (such as banks or securities dealers) which the Investment Adviser believes present minimal credit risks and would engage in this type of transaction to facilitate portfolio liquidity or (if the seller so agrees) to hedge against rising interest rates. There is no assurance that this kind of put option will be available to the Portfolio or that selling institutions will be willing to permit the Portfolio to exercise a put to hedge against rising interest rates. A separate put option may not be marketable or otherwise assignable, and sale of the security to a third party or lapse of time with the put unexercised may terminate the right to exercise the put. The Portfolio does not expect to assign any value to any separate put option which may be acquired to facilitate portfolio liquidity, inasmuch as the value (if any) of the put will be reflected in the value assigned to the associated security; any put acquired for hedging purposes would be valued in good faith under methods or procedures established by the Trustees of the Portfolio after consideration of all relevant factors, including its expiration date, the price volatility of the associated security, the difference between the market price of the associated security and the exercise price of the put, the creditworthiness of the issuer of the put and the market prices of comparable put options. Interest income generated by certain bonds having put features may not qualify as tax-exempt interest.

SECURITIES LENDING
    The Portfolio may seek to increase its income by lending portfolio securities to broker-dealers or other institutional borrowers. Under present regulatory policies of the Securities and Exchange Commission (the "Commission"), such loans are required to be secured continuously by collateral in cash, cash equivalents or U.S. Government securities held by the Portfolio's custodian and maintained on a current basis at an amount at least equal to the market value of the securities loaned, which will be marked to market daily. Cash equivalents include short-term municipal obligations as well as taxable certificates of deposit, commercial paper and other short-term money market instruments. The Portfolio would have the right to call a loan and obtain the securities loaned at any time on up to five business days' notice. During the existence of a loan, the Portfolio will continue to receive the equivalent of the interest paid by the issuer on the securities loaned and will also receive a fee, or all or a portion of the interest on investment of the collateral, if any. However, the Portfolio may pay lending fees to such borrowers. The Portfolio would not have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. However, the loans will be made only to organizations deemed by the Portfolio's management to be of good standing and when, in the judgment of the Portfolio's management, the consideration which can be earned from securities loans of this type justifies the attendant risk. Distributions by the Fund of any income realized by the Portfolio from securities loans will be taxable. If the management of the Portfolio decides to make securities loans, it is intended that the value of the securities loaned would not exceed 30% of the Portfolio's total assets. The Portfolio has no present intention of engaging in securities lending.

FUTURES CONTRACTS
    A change in the level of interest rates may affect the value of the securities held by the Portfolio (or of securities that the Portfolio expects to purchase). To hedge against changes in rates, the Portfolio may enter into
(i) futures contracts for the purchase or sale of debt securities, (ii) futures contracts on securities indices and (iii) futures contracts on other financial instruments and indices. All futures contracts entered into by the Portfolio are traded on exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant exchange. The Portfolio may purchase and write call and put options on futures contracts which are traded on a United States or foreign exchange or board of trade.

    The Portfolio will engage in futures and related options transactions for bona fide hedging purposes as defined in or permitted by CFTC regulations. The Portfolio will determine that the price fluctuations in the futures contracts and options on futures are substantially related to price fluctuations in securities held by the Portfolio or which it expects to purchase. The Portfolio's futures transactions will be entered into for traditional hedging purposes -- that is, futures contracts will be sold to protect against a decline in the price of securities that the Portfolio owns, or futures contracts will be purchased to protect the Portfolio against an increase in the price of securities it intends to purchase. As evidence of this hedging intent, the Portfolio expects that on 75% or more of the occasions on which it takes a long futures (or option) position (involving the purchase of futures contracts), the Portfolio will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures (or option) position is closed out. However, in particular cases, when it is economically advantageous for the Portfolio to do so, a long futures position may be terminated (or an option may expire) without the corresponding purchase of securities. The Portfolio will engage in transactions in futures and related options contracts only to the extent such transactions are consistent with the requirements of the Internal Revenue Code for maintaining qualification of the Fund as a regulated investment company for Federal income tax purposes (see "Taxes").

    The Portfolio will be required, in connection with transactions in futures contracts and the writing of options on futures, to make margin deposits, which will be held by the Portfolio's custodian for the benefit of the futures commission merchant through whom the Portfolio engages in such futures and options transactions. Cash or liquid high grade debt securities required to be segregated in connection with a "long" futures position taken by the Portfolio will also be held by the custodian in a segregated account and will be marked to market daily.

SHORT-TERM OBLIGATIONS
    Although the Portfolio will normally attempt to invest substantially all of its assets in municipal obligations, the Portfolio may, under normal market conditions, invest up to 20% of its net assets in short-term obligations the interest on which is subject to regular Federal income tax, Federal alternative minimum tax and/or State taxes. Although the Portfolio is permitted to invest up to 20% of its assets in short-term taxable obligations under normal market conditions, the Portfolio does not expect to invest more than 5% of its assets in such securities under such conditions. Such short-term taxable obligations may include, but are not limited to, certificates of deposit, commercial paper, short-term notes and obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities. During periods of adverse market conditions, the Portfolio may temporarily invest more than 20% of its assets in such short-term taxable obligations, all of which will be high quality.

PORTFOLIO TURNOVER
    The Portfolio cannot accurately predict its portfolio turnover rate, but it is anticipated that the annual turnover rate will generally not exceed 100% (excluding turnover of securities having a maturity of one year or less). A 100% annual turnover rate would occur, for example, if all the securities held by the Portfolio were replaced once in a period of one year. A high turnover rate (100% or more) necessarily involves greater expenses to the Portfolio. The Portfolio engages in portfolio trading (including short-term trading) if it believes that a transaction including all costs will help in achieving its investment objective.

                           INVESTMENT RESTRICTIONS


    Certain investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, which as used in this Statement of Additional Information means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the shares are present or represented at the meeting or (b) more than 50% of the shares of the Fund. The Fund's fundamental investment restrictions are set forth under "Investment Restrictions" in Part II of this Statement of Additional Information.


    The Portfolio has adopted substantially the same fundamental investment restrictions as the investment restrictions adopted by the Fund; such restrictions cannot be changed without the approval of a "majority of the outstanding voting securities" of the Portfolio, which as used in this Statement of Additional Information means the lesser of (a) 67% of the outstanding voting securities of the Portfolio present or represented by proxy at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented at the meeting or (b) more than 50% of the outstanding voting securities of the Portfolio. The term "voting securities" as used in this paragraph has the same meaning as in the Investment Company Act of 1940 (the "1940 Act"). Whenever the Trust is requested to vote on a change in the fundamental investment restrictions of the Portfolio (or the Portfolio's 80% investment policy with respect to State obligations described in the Fund's current Prospectus), the Trust will hold a meeting of Fund shareholders and will cast its vote as instructed by the shareholders.

    The Fund and the Portfolio have also adopted nonfundamental investment policies which may be changed by the Trustees of the Trust with respect to the Fund without approval by the Fund's shareholders or by the Trustees of the Portfolio with respect to the Portfolio without the approval of the Fund or the Portfolio's other investors. The Fund's non-fundamental investment policies are set forth under "Investment Restrictions" in Part II of this Statement of Additional Information.

    For purposes of the Portfolio's investment restrictions, the determination of the "issuer" of a municipal obligation which is not a general obligation bond will be made by the Portfolio's Investment Adviser on the basis of the characteristics of the obligation and other relevant factors, the most significant of which is the source of funds committed to meeting interest and principal payments of such obligations.

                            TRUSTEES AND OFFICERS

    The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Unless otherwise noted, the business address of each Trustee and officer is 24 Federal Street, Boston, Massachusetts 02110, which is also the address of the Portfolio's investment adviser, Boston Management and Research ("BMR" or the "Investment Adviser"), a wholly-owned subsidiary of Eaton Vance Management ("Eaton Vance"); of Eaton Vance's parent, Eaton Vance Corp. ("EVC"); and of BMR's and Eaton Vance's trustee, Eaton Vance, Inc. ("EV"). Eaton Vance and EV are both wholly-owned subsidiaries of EVC. Those Trustees who are "interested persons" of the Trust, the Portfolio, BMR, Eaton Vance, EVC or EV, as defined in the 1940 Act, by virtue of their affiliation with any one or more of the Trust, the Portfolio, BMR, Eaton Vance, EVC or EV, are indicated by an asterisk(*).

                   TRUSTEES OF THE TRUST AND THE PORTFOLIO

DONALD R. DWIGHT (64), Trustee
President of Dwight Partners, Inc. (a corporate relations and communications company) founded in 1988; Chairman of the Board of Newspapers of New England, Inc., since 1983. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: Clover Mill Lane, Lyme, New Hampshire 03768

JAMES B. HAWKES (53), Vice President and Trustee*
Executive Vice President of BMR, Eaton Vance, EVC and EV, and a Director of
  EVC and EV. Director, Trustee and officer of various investment companies managed by Eaton Vance or BMR.

SAMUEL L. HAYES, III (60), Trustee
Jacob H. Schiff Professor of Investment Banking, Harvard University Graduate
  School of Business Administration. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: Harvard University Graduate School of Business Administration,
  Soldiers Field Road, Boston, Massachusetts 02163

NORTON H. REAMER (59), Trustee
President and Director, United Asset Management Corporation, a holding company owning institutional investment management firms. Chairman, President and Director, The Regis Fund, Inc. (mutual fund). Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: One International Place, Boston, Massachusetts 02110

JOHN L. THORNDIKE (68), Trustee
Director, Fiduciary Trust Company. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: 175 Federal Street, Boston, Massachusetts 02110

JACK L. TREYNOR (65), Trustee
Investment Adviser and Consultant. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: 504 Via Almar, Palos Verdes Estates, California 90274

                   OFFICERS OF THE TRUST AND THE PORTFOLIO

THOMAS J. FETTER (51), President
Vice President of BMR, Eaton Vance and EV. Mr. Fetter was elected a Vice
  President of the Trust on December 17, 1990 and President of the Trust and the Portfolio on December 13, 1993. Officer of various investment companies managed by Eaton Vance or BMR.

ROBERT B. MACINTOSH (38), Vice President
Vice President of BMR since August 11, 1992 and of Eaton Vance and EV, and employee of Eaton Vance since March 8, 1991. Fidelity Investments -- Portfolio Manager (1986-1991). Officer of various investment companies managed by Eaton Vance or BMR. Mr. MacIntosh was elected Vice President of the Trust on March 22, 1993.

JAMES L. O'CONNOR (50), Treasurer
Vice President of BMR, Eaton Vance and EV. Officer of various investment companies managed by Eaton Vance or BMR.

THOMAS OTIS (63), Secretary
Vice President and Secretary of BMR, Eaton Vance, EVC and EV. Officer of various investment companies managed by Eaton Vance or BMR.

JANET E. SANDERS (59), Assistant Secretary
Vice President of BMR, Eaton Vance and EV. Officer of various investment companies managed by Eaton Vance or BMR.

A. JOHN MURPHY (32), Assistant Secretary
Assistant Vice President of BMR, Eaton Vance and EV since March 1, 1994;
  employee of Eaton Vance since March 1993. Officer of various investment companies managed by Eaton Vance or BMR. State Regulations Supervisor, The Boston Company (1991-1993) and Registration Specialist, Fidelity Management & Research Co. (1986-1991). Mr. Murphy was elected Assistant Secretary of the Trust and the Portfolio on March 27, 1995.

ERIC G. WOODBURY (38), Assistant Secretary
Vice President of Eaton Vance since February 1993; formerly, associate at
  Dechert, Price & Rhoads and Gaston & Snow. Officer of various investment companies managed by Eaton Vance or BMR. Mr. Woodbury was elected Assistant Secretary on June 19, 1995.

    Messrs. Thorndike (Chairman), Hayes and Reamer are members of the Special Committee of the Board of Trustees of the Trust and of the Portfolio. The Special Committee's functions include a continuous review of the Trust's contractual relationship with the Administrator on behalf of the Fund and the Portfolio's contractual relationship with the Investment Adviser, making recommendations to the Trustees regarding the compensation of those Trustees who are not members of the Eaton Vance organization, and making recommendations to the Trustees regarding candidates to fill vacancies, as and when they occur, in the ranks of those Trustees who are not "interested persons" of the Trust, the Portfolio, or the Eaton Vance organization.

    Messrs. Treynor (Chairman) and Dwight are members of the Audit Committee of the Board of Trustees of the Trust and of the Portfolio. The Audit Committee's functions include making recommendations to the Trustees regarding the selection of the independent certified public accountants, and reviewing with such accountants and the Treasurer of the Trust and of the Portfolio matters relative to accounting and auditing practices and procedures, accounting records, internal accounting controls, and the functions performed by the custodian and transfer agent of the Fund and of the Portfolio.

    Trustees of the Portfolio who are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the "Plan"). Under the Plan, an eligible Trustee may elect to have his deferred fees invested by the Portfolio in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Plan will have a negligible effect on the Portfolio's assets, liabilities, and net income per share, and will not obligate the Portfolio to retain the services of any Trustee or obligate the Portfolio to pay any particular level of compensation to the Trustee.

    The fees and expenses of those Trustees of the Trust and the Portfolio who are not members of the Eaton Vance organization (the noninterested Trustees) are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. For the compensation earned by the noninterested Trustees of the Trust and the Portfolio, see "Fees and Expenses" in the Fund's Part II of this Statement of Additional Information.

                     INVESTMENT ADVISER AND ADMINISTRATOR

    The Portfolio engages BMR as investment adviser pursuant to an Investment Advisory Agreement. BMR or Eaton Vance acts as investment adviser to investment companies and various individual and institutional clients with combined assets under management of approximately $15 billion.

    Eaton Vance, its affiliates and its predecessor companies have been managing assets of individuals and institutions since 1924 and managing investment companies since 1931. They maintain a large staff of experienced fixed-income and equity investment professionals to service the needs of their clients. The fixed-income division focuses on all kinds of taxable investment-grade and high-yield securities, tax-exempt investment-grade and high-yield securities, and U.S. Government securities. The equity division covers stocks ranging from blue chip to emerging growth companies.

    BMR manages the investments and affairs of the Portfolio subject to the supervision of the Portfolio's Board of Trustees. BMR furnishes to the Portfolio investment research, advice and supervision, furnishes an investment program and determines what securities will be purchased, held or sold by the Portfolio and what portion, if any, of the Portfolio's assets will be held uninvested. The Investment Advisory Agreement requires BMR to pay the salaries and fees of all officers and Trustees of the Portfolio who are members of the BMR organization and all personnel of BMR performing services relating to research and investment activities. The Portfolio is responsible for all expenses not expressly stated to be payable by BMR under the Investment Advisory Agreement, including, without implied limitation, (i) expenses of maintaining the Portfolio and continuing its existence, (ii) registration of the Portfolio under the 1940 Act, (iii) commissions, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments, (iv) auditing, accounting and legal expenses, (v) taxes and interest, (vi) governmental fees, (vii) expenses of issue, sale and redemption of interests in the Portfolio, (viii) expenses of registering and qualifying the Portfolio and interests in the Portfolio under Federal and state securities laws and of preparing and printing registration statements or other offering statements or memoranda for such purposes and for distributing the same to investors, and fees and expenses of registering and maintaining registrations of the Portfolio and of the Portfolio's placement agent as broker-dealer or agent under state securities laws, (ix) expenses of reports and notices to investors and of meetings of investors and proxy solicitations therefor, (x) expenses of reports to governmental officers and commissions,
(xi) insurance expenses, (xii) association membership dues, (xiii) fees, expenses and disbursements of custodians and subcustodians for all services to the Portfolio (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of net asset values, book capital account balances and tax capital account balances), (xiv) fees, expenses and disbursements of transfer agents, dividend disbursing agents, investor servicing agents and registrars for all services to the Portfolio, (xv) expenses for servicing the accounts of investors, (xvi) any direct charges to investors approved by the Trustees of the Portfolio, (xvii) compensation and expenses of Trustees of the Portfolio who are not members of BMR's organization, and (xviii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Portfolio to indemnify its Trustees, officers and investors with respect thereto.

    For a description of the compensation that the Portfolio pays BMR under the Investment Advisory Agreement, see the Fund's current Prospectus. For additional information about the Investment Advisory Agreement, including the net assets of the Portfolio and the investment advisory fees that the Portfolio paid BMR under the Investment Advisory Agreement, see "Fees and Expenses" in the Fund's Part II of this Statement of Additional Information.

    The Investment Advisory Agreement with BMR may be continued indefinitely so long as such continuance is approved at least annually (i) by the vote of a majority of the Trustees of the Portfolio who are not interested persons of the Portfolio or of BMR cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio. The Agreement may be terminated at any time without penalty on sixty (60) days' written notice by the Board of Trustees of either party, or by vote of the majority of the outstanding voting securities of the Portfolio, and the Agreement will terminate automatically in the event of its assignment. The Agreement provides that BMR may render services to others and engage in other business activities and may permit other fund clients and other corporations and organizations to use the words "Eaton Vance" or "Boston Management and Research" in their names. The Agreement also provides that BMR shall not be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under that Agreement, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties thereunder, or for any losses sustained in the acquisition, holding or disposition of any security or other investment.

    As indicated in the Prospectus, Eaton Vance serves as Administrator of the Fund, but currently receives no compensation for providing administrative services to the Fund. Under its agreement with the Fund, Eaton Vance has been engaged to administer the Fund's affairs, subject to the supervision of the Trustees of the Trust, and shall furnish for the use of the Fund office space and all necessary office facilities, equipment and personnel for administering the affairs of the Fund. For additional information about the Administrator, see "Fees and Expenses" in the Fund's Part II of this Statement of Additional Information.

    The Fund pays all of its own expenses including, without limitation, (i) expenses of maintaining the Fund and continuing its existence, (ii) its pro rata share of the registration of the Trust under the 1940 Act, (iii) commissions, fees and other expenses connected with the purchase or sale of securities and other investments, (iv) auditing, accounting and legal expenses, (v) taxes and interest, (vi) governmental fees, (vii) expenses of issue, sale, repurchase and redemption of shares, (viii) expenses of registering and qualifying the Fund and its shares under federal and state securities laws and of preparing and printing prospectuses for such purposes and for distributing the same to shareholders and investors, and fees and expenses of registering and maintaining registrations of the Fund and of the Fund's principal underwriter, if any, as broker-dealer or agent under state securities laws, (ix) expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations therefor, (x) expenses of reports to governmental officers and commissions, (xi) insurance expenses,
(xii) association membership dues, (xiii) fees, expenses and disbursements of custodians and subcustodians for all services to the Fund (including without limitation safekeeping of funds, securities and other investments, keeping of books and accounts and determination of net asset values), (xiv) fees, expenses and disbursements of transfer agents, dividend disbursing agents, shareholder servicing agents and registrars for all services to the Fund, (xv) expenses for servicing shareholder accounts, (xvi) any direct charges to shareholders approved by the Trustees of the Trust, (xvii) compensation and expenses of Trustees of the Trust who are not members of the Eaton Vance organization, and (xviii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Trust to indemnify its Trustees and officers with respect thereto.

    BMR is a wholly-owned subsidiary of Eaton Vance. Eaton Vance and EV are both wholly-owned subsidiaries of EVC. BMR and Eaton Vance are both Massachusetts business trusts, and EV is the trustee of BMR and Eaton Vance. The Directors of EV are Landon T. Clay, H. Day Brigham, Jr., M. Dozier Gardner, James B. Hawkes and Benjamin A. Rowland, Jr. The Directors of EVC consist of the same persons and John G. L. Cabot and Ralph Z. Sorenson. Mr. Clay is chairman and Mr. Gardner is president and chief executive officer of EVC, BMR, Eaton Vance and EV. All of the issued and outstanding shares of Eaton Vance and EV are owned by EVC. All of the issued and outstanding shares of BMR are owned by Eaton Vance. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust which expires on December 31, 1996, the Voting Trustees of which are Messrs. Clay, Brigham, Gardner, Hawkes and Rowland. The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of BMR and Eaton Vance who are also officers and Directors of EVC and EV. As of June 30, 1995, Messrs. Clay, Gardner and Hawkes each owned 24% of such voting trust receipts, and Messrs. Rowland and Brigham owned 15% and 13%, respectively, of such voting trust receipts. Messrs. Hawkes and Otis are officers or Trustees of the Trust and the Portfolio and are members of the EVC, BMR, Eaton Vance and EV organizations. Messrs. Ahern, Fetter, Hender, MacIntosh, Murphy, O'Connor and Woodbury and Ms. Sanders are officers of the Trust and/or the Portfolio and are also members of the BMR, Eaton Vance and EV organizations. BMR will receive the fees paid under the Investment Advisory Agreement.

    Eaton Vance owns all of the stock of Energex Corporation, which is engaged in oil and gas operations. EVC owns all of the stock of Marblehead Energy Corp. (which is engaged in oil and gas operations) and 77.3% of the stock of Investors Bank & Trust Company, custodian of the Fund and the Portfolio, which provides custodial, trustee and other fiduciary services to investors, including individuals, employee benefit plans, corporations, investment companies, savings banks and other institutions. In addition, Eaton Vance owns all of the stock of Northeast Properties, Inc., which is engaged in real estate investment, consulting and management. EVC owns all of the stock of Fulcrum Management, Inc. and MinVen Inc., which are engaged in the development of precious metal properties. EVC, BMR, Eaton Vance and EV may also enter into other businesses.

    EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including the custodian of the Fund and the Portfolio, Investors Bank & Trust Company. It is Eaton Vance's opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between the Fund or the Portfolio and such banks.

                                  CUSTODIAN

    Investors Bank & Trust Company ("IBT"), 24 Federal Street, Boston, Massachusetts (a 77.3% owned subsidiary of EVC) acts as custodian for the Fund and the Portfolio. IBT has the custody of all cash and securities representing the Fund's interest in the Portfolio, has custody of all the Portfolio's assets, maintains the general ledger of the Portfolio and the Fund and computes the daily net asset value of interests in the Portfolio and the net asset value of shares of the Fund. In such capacity it attends to details in connection with the sale, exchange, substitution, transfer or other dealings with the Portfolio's investments, receives and disburses all funds and performs various other ministerial duties upon receipt of proper instructions from the Fund and the Portfolio. IBT charges fees which are competitive within the industry. A portion of the fee relates to custody, bookkeeping and valuation services and is based upon a percentage of Fund and Portfolio net assets and a portion of the fee relates to activity charges, primarily the number of portfolio transactions. These fees are then reduced by a credit for cash balances of the particular investment company at the custodian equal to 75% of the 91-day, U.S. Treasury Bill auction rate applied to the particular investment company's average daily collected balances for the week. In view of the ownership of EVC in IBT, the Portfolio is treated as a self-custodian pursuant to Rule 17f-2 under the 1940 Act, and the Portfolio's investments held by IBT as custodian are thus subject to the additional examinations by the Portfolio's independent certified public accountants as called for by such Rule. For the custody fees that the Portfolio and the Fund paid to IBT, see "Fees and Expenses" in the Fund's Part II of this Statement of Additional Information.

                            SERVICE FOR WITHDRAWAL

    By a standard agreement, the Trust's Transfer Agent will send to the shareholder regular monthly or quarterly payments of any permitted amount designated by the shareholder (see "Eaton Vance Shareholder Services -- Withdrawal Plan" in the Fund's current Prospectus) based upon the value of the shares held. The checks will be drawn from share redemptions and hence, are a return of principal. Income dividends and capital gains distributions in connection with withdrawal accounts will be credited at net asset value as of the record date for each distribution. Continued withdrawals in excess of current income will eventually use up principal, particularly in a period of declining market prices.

    To use this service, at least $5,000 in cash or shares at the public offering price (i.e., net asset value) will have to be deposited with the Transfer Agent. A shareholder may not have a withdrawal plan in effect at the same time he or she has authorized Bank Automated Investing or is otherwise making regular purchases of Fund shares. The shareholder, the Transfer Agent or the Principal Underwriter will be able to terminate the withdrawal plan at any time without penalty.

                       DETERMINATION OF NET ASSET VALUE

    The net asset value of the shares of the Fund is determined by IBT (as agent and custodian for the Fund) in the manner described under "Valuing Fund Shares" in the Fund's current Prospectus. The net asset value of the Portfolio is also computed by IBT (as agent and custodian for the Portfolio) by subtracting the liabilities of the Portfolio from the value of its total assets. Inasmuch as the market for municipal obligations is a dealer market with no central trading location or continuous quotation system, it is not feasible to obtain last transaction prices for most municipal obligations held by the Portfolio, and such obligations, including those purchased on a when-issued basis, will normally be valued on the basis of valuations furnished by a pricing service. The pricing services uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities, various relationships between securities, and yield to maturity in determining value. Taxable obligations for which price quotations are readily available normally will be valued at the mean between the latest available bid and asked prices. Open futures positions on debt securities are valued at the most recent settlement prices, unless such price does not reflect the fair value of the contract, in which case the positions will be valued by or at the direction of the Trustees of the Portfolio. Other assets are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio. The Fund and the Portfolio will be closed for business and will not price their respective shares or interests on the following business holidays: New Years' Day, Presidents' Day, Good Friday (a New York Stock Exchange holiday), Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

    Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each day the New York Stock Exchange (the "Exchange") is open for trading ("Portfolio Business Day") as of the close of regular trading on the Exchange (the "Portfolio Valuation Time"). The value of each investor's interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, determined on the prior Portfolio Business Day, which represented that investor's share of the aggregate interests in the Portfolio on such prior day. Any additions or withdrawals for the current Portfolio Business Day will then be recorded. Each investor's percentage of the aggregate interest in the Portfolio will then be recomputed as a percentage equal to a fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio on the current Portfolio Business Day and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investment in the Portfolio on the current Portfolio Business Day by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio for the current Portfolio Business Day.

                            INVESTMENT PERFORMANCE

    The average annual total return is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation, and dividends and distributions paid and reinvested) for the stated period and annualizing the results. The calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period, a complete redemption of the investment and, with respect to Class I shares, the deduction of the contingent deferred sales charge at the end of the period. For information concerning the total return of the Fund, see "Performance Information" in the Fund's Part II of this Statement of Additional Information.

    The yield of the Fund is computed pursuant to a standardized formula by dividing the net investment income per share earned during a recent thirty-day period by the maximum offering price (net asset value) per share on the last day of the period and annualizing the resulting figure. Net investment income per share is calculated from the yields to maturity of all debt obligations held by the Portfolio based on prescribed methods, reduced by accrued Fund expenses for the period with the resulting number being divided by the average daily number of Fund shares outstanding and entitled to receive dividends during the period. This yield figure does not reflect the deduction of any contingent deferred sales charges which are imposed upon certain redemptions of Class I shares at the rates set forth under "How to Redeem Fund Shares" in the Fund's current prospectus. A taxable-equivalent yield is computed by dividing the tax-exempt yield by 1 minus the tax rate. For the yield and taxable equivalent yield of the Fund, see "Performance Information" in the Fund's Part II of this Statement of Additional Information.

    The Fund may also publish the distribution rate and/or the effective distribution rate. The Fund's distribution rate is computed by dividing the most recent monthly distribution per share annualized, by the current net asset value per share. The Fund's effective distribution rate is computed by dividing the distribution rate by the ratio (the days in a year divided by the accrual days of the monthly period) used to annualize the most recent monthly distribution and reinvesting the resulting amount for a full year on the basis of such ratio. The effective distribution rate will be higher than the distribution rate because of the compounding effect of the assumed reinvestment. Investors should note that the Fund's yield is calculated using a standardized formula, the income component of which is computed from the yields to maturity of all debt obligations held by the Portfolio based on prescribed methods (with all purchases and sales of securities during such period included in the income calculation on a settlement date basis), whereas the distribution rate is based on the Fund's last monthly distribution which tends to be relatively stable and may be more or less than the amount of net investment income and short-term capital gain actually earned by the Fund during the month. See "Distributions and Taxes" in the Fund's current Prospectus. For the Fund's distribution rate and effective distribution rate, see "Performance Information" in the Fund's Part II of this Statement of Additional Information.

    The Fund's total return may be compared to the Consumer Price Index and to the domestic securities indices of the Bond Buyer 25 Revenue Bond Index and the Lehman Brothers Municipal Bond Index. The Fund's total return and comparisons with these indices may be used in advertisements and in information furnished to present or prospective shareholders. The Fund's performance may differ from that of other investors in the Portfolio, including other investment companies.

    From time to time, evaluations of the Fund's performance made by independent sources, e.g., Lipper Analytical Services, Inc., CDA/Wiesenberger and Morningstar, Inc., may be used in advertisements and in information furnished to present or prospective shareholders.

    From time to time, information, charts and illustrations relating to the relative effects of changes in interest rates on values of securities of varying durations may be included in advertisements and other material supplied to present and prospective shareholders. For example, the following chart illustrates that bond prices move inversely with interest rates -- values decrease if interest rates rise, and values increase when rates fall. The shorter a bond's duration, the less its price fluctuates for a given interest-rate change. For example, if interest rates change by 1%, a limited maturity bond with a 6-year duration will change by 6%, compared to a 12% change for a 12-year duration bond. Source: Eaton Vance Management.


The Limited Maturity Volatility Advantage

If interest rates change 1%, a 6-yr. duration bond will change in value by 6% -- half the change of a 12-yr. duration bond.

  Approximate % change in value       Bond duration
 if interest rates change by 1%        (in years)
               0                             0
               1                             1
               2                             2
               3                             3
               4                             4
               5                             5
               6                             6
               7                             7
               8                             8
               9                             9
              10                            10
              11                            11
              12                            12


    From time to time, information, charts and illustrations relating to inflation and the effects of inflation on the dollar may be included in advertisements and other material furnished to present and prospective shareholders. For example, after 10 years, the purchasing power of $25,000 would shrink to $16,621, $14,968, $13,465 and $12,100, if the annual rates of inflation during such period were 4%, 5%, 6% and 7%, respectively. (To calculate the purchasing power, the value at the end of each year is reduced by the above inflation rates for 10 consecutive years.)


    From time to time, information about portfolio allocation and holdings of the Portfolio at a particular date (including ratings assigned by independent ratings services such as Moody's, S&P and Fitch) may be included in advertisements and other material furnished to present and prospective shareholders. Such information may be stated as a percentage of the Portfolio's bond holdings on such date. For an example of the Portfolio's diversification by quality ratings, see "Performance Information" in Part II of this Statement of Additional Information.


    The Fund is designed for investors seeking
        * a higher level of after tax income than normally provided by taxable and tax-free money funds, certificates of deposit or other short-term investments, and
        * more price stability than investments in long-term municipal bonds or bond funds.

    Comparative information about the yield or distribution rate of the Fund and about average rates of return on certificates of deposit, bank money market deposit accounts, money market mutual funds and other short-term investments may also be included in advertisements, supplemental sales literature or communications of the Fund. A bank certificate of deposit, unlike the Fund's shares, pays a fixed rate of interest and entitles the depositor to receive the face amount of the certificate of deposit at maturity. A bank money market deposit account is a form of savings account which pays a variable rate of interest. Unlike the Fund's shares, bank certificates of deposit and bank money market deposit accounts are insured by the Federal Deposit Insurance Corporation. A money market mutual fund is designed to maintain a constant value of $1.00 per share and, thus, a money market fund's shares are subject to less price fluctuation than the Fund's shares.

    The average rates of return of money market mutual funds, certificates of deposit and bank money market deposit accounts referred to in advertisements, supplemental sales literature or communications of the Fund will be based on rates published by the Federal Reserve Bank, Donoghues Money Fund Averages, RateGram or The Wall Street Journal.

    Advertisements and other material furnished to present and prospective shareholders may also compare the taxable equivalent yield of the Fund to after-tax yields of certificates of deposits, bank money market deposit accounts and money market mutual funds over various Federal income tax brackets.

    Such materials may also compare taxable certificate of deposit rates of return with rates of return in intermediate municipal bond indices and taxable equivalents of such rates of return. An example of such an index is the Lehman Brothers, Inc. 7-Year General Obligation Municipal Bond Index.

    From time to time, information, charts and illustrations relating to the relative total return performance of Intermediate-Term Tax Free Funds and Tax Free Money Market Funds, based on information supplied by Lipper Analytical Services, Inc., may be included in advertisements and other materials furnished to present and prospective shareholders. For example, for the 10 years ended December 31, 1994, cumulative total returns were: Intermediate-Term Tax Free Funds, 107.40%; Tax Free Money Market Funds, 48.83%.

    A comparison of the Total Return Advantage of intermediate-term tax free funds over 3-month certificates of deposit (after taxes, assuming a 36% Federal bracket) and tax free money market mutual funds may also be provided. In such an illustration, sources of information are Lipper Analytical Services, Inc., The Federal Reserve Bulletin, and The Wall Street Journal.


The Total Return Advantage

Lipper Tax Free
 Money Market Funds         48.83%
3-Month Certificates
 of Deposit                 47.90% (after taxes, assuming 36% bracket)
Lipper Intermediate-Term
 Tax Free Funds            107.40%

Total returns (cumulative change in value with all distributions reinvested) for 10 years ended December 31, 1994. Sources: Lipper Analytical Services, Inc., Federal Reserve Bulletin, The Wall Street Journal.


    Total return is a common way to evaluate the results of any mutual fund investment, because it includes any change in principal value and assumes the reinvestment of all dividends and capital gains in additional shares. Most tax free money market funds are designed to maintain a $1 share price by investing in short-term municipal instruments, while certificates of deposit are insured by the FDIC. This illustration is not meant to imply or predict any future rate of return for the Fund.

    Information used in advertisements and in materials furnished to present and prospective shareholders may include statements or illustrations relating to the appropriateness of types of securities and/or mutual funds which may be employed to meet specific financial goals, such as (1) funding retirement, (2) paying for children's education, and (3) financially supporting aging parents. These three financial goals may be referred to in such advertisements or materials as the "Triple Squeeze." Such information may also suggest the appropriateness of the Fund as an investment for certain types of investors such as: conservative investors who want higher after-tax income, but are concerned about the potential volatility of long-term bonds or bond funds; dual-income couples in a high tax bracket; and investors with long-term municipal bonds or fund portfolios who are seeking diversification.

    For additional information, charts and illustrations relating to the Fund's investment performance, see "Performance Information" in the Fund's
Part II of this Statement of Additional Information.

                                    TAXES

    See "Distributions and Taxes" in the Fund's current Prospectus and the Fund's Part II of this Statement of Additional Information.


    Each series of the Trust is treated as a separate entity for Federal income tax purposes. The Fund has elected to be treated and intends to qualify each year, as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute its net investment income (including tax-exempt income) and net realized capital gains (after reduction by any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to avoid any Federal income or excise tax on the Fund. The Fund so qualified for its fiscal year ended March 31, 1995 (see the Notes to the Financial Statements incorporated by reference in this Statement of Additional Information). The Trust has applied for a private letter ruling from the Internal Revenue Service to the effect that its distributions will not constitute "preferential dividends" for tax purposes. The multiple class structure proposed by the Fund resembles that sanctioned in many existing private letter rulings. Because the Fund invests its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements in order for the Fund to satisfy them. The Portfolio will allocate at least annually among its investors, including the Fund, each investor's distributive share of the Portfolio's net taxable (if any) and tax-exempt investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. For purposes of applying the requirements of the Code regarding qualification as a RIC, the Fund will be deemed (i) to own its proportionate share of each of the assets of the Portfolio and (ii) to be entitled to the gross income of the Portfolio attributable to such share.


    In order to avoid Federal excise tax, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its ordinary income (not including tax-exempt income) for such year, at least 98% of the excess of its realized capital gains over its realized capital losses, generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards, and 100% of any income from the prior year (as previously computed) that was not paid out during such year and on which the Fund paid no Federal income tax. Under current law, provided that the Fund qualifies as a RIC for Federal income tax purposes and the Portfolio is treated as a partnership for Massachusetts and Federal tax purposes, neither the Fund nor the Portfolio is liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.

    The Portfolio's investment in zero coupon and certain other securities will cause it to realize income prior to the receipt of cash payments with respect to these securities. Such income will be allocated daily to interests in the Portfolio and, in order to enable the Fund to distribute its proportionate share of this income and avoid a tax payable by the Fund, the Portfolio may be required to liquidate portfolio securities that it might otherwise have continued to hold in order to generate cash that the Fund may withdraw from the Portfolio for subsequent distribution to Fund shareholders.

    Investments in lower-rated or unrated securities may present special tax issues for the Portfolio and hence for the Fund to the extent actual or anticipated defaults may be more likely with respect to such securities. Tax rules are not entirely clear about issues such as when the Portfolio may cease to accrue interest, original issue discount, or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; how payments received on obligations in default should be allocated between principal and income; and whether exchanges of debt obligations in a workout context are taxable.

    Distributions by the Fund of net tax-exempt interest income that are properly designated as "exempt-interest dividends" may be treated by shareholders as interest excludable from gross income under Section 103(a) of the Code. In order for the Fund to be entitled to pay the tax-exempt interest income allocated to it by the Portfolio as exempt-interest dividends to its shareholders, the Fund must and intends to satisfy certain requirements, including the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from regular Federal income tax. For purposes of applying this 50% requirement, the Fund will be deemed to own its proportionate share of each of the assets of the Portfolio, and the Portfolio currently intends to invest its assets in a manner such that the Fund can meet this 50% requirement. Interest on certain municipal obligations is treated as a tax preference item for purposes of the Federal alternative minimum tax. Shareholders of the Fund are required to report tax-exempt interest on their Federal income tax returns.

    From time to time proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on certain types of municipal obligations, and it can be expected that similar proposals may be introduced in the future. Under Federal tax legislation enacted in 1986, the Federal income tax exemption for interest on certain municipal obligations was eliminated or restricted. As a result of such legislation, the availability of municipal obligations for investment by the Portfolio and the value of the securities held by the Portfolio may be affected.

    In the course of managing its investments, the Portfolio may realize some short-term and long-term capital gains (and/or losses) as a result of market transactions, including sales of portfolio securities and rights to when-issued securities and options and futures transactions. The Portfolio may also realize taxable income from certain short-term taxable obligations, securities loans, a portion of original issue discount with respect to certain stripped municipal obligations or their stripped coupons and certain realized accrued market discount. Any distributions by the Fund of its share of such capital gains (after reduction by any capital loss carryforwards) would be taxable to shareholders of the Fund. However, it is expected that such amounts, if any, would normally be insubstantial in relation to the tax exempt interest earned by the Portfolio and allocated to the Fund. Certain distributions of the Fund declared in October, November or December and paid the following January will be taxed to shareholders as if received on December 31 of the year in which they are declared.

    The Portfolio's transactions in options and futures contracts will be subject to special tax rules that may affect the amount, timing and character of Fund distributions to shareholders. For example, certain positions held by the Portfolio on the last business day of each taxable year will be marked to market (i.e., treated as if closed out on such day), and any resulting gain or loss will generally be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Portfolio that substantially diminish the Portfolio's risk of loss with respect to other positions in its portfolio may constitute "straddles," which are subject to tax rules that may cause deferral of Portfolio losses, adjustments in the holding period of Portfolio securities and conversion of short-term into long-term capital losses. The Portfolio may have to limit its activities in options and futures contracts in order to enable the Fund to maintain its qualification as a RIC for Federal income tax purposes.

    Any loss realized upon the sale or exchange of shares of the Fund with a tax holding period of 6 months or less will be treated as a long-term capital loss to the extent of any distribution of net long-term capital gains with respect to such shares. Any loss realized on the sale or exchange of shares which have been held for tax purposes for 6 months or less (or such shorter period as may be prescribed by Treasury regulations) will be disallowed to the extent the shareholder has received tax-exempt interest with respect to such shares. In addition, a loss realized on a redemption of Fund shares will be disallowed to the extent the shareholder acquired other Fund shares within the period beginning 30 days before the redemption of the loss shares and ending 30 days after such date.

    Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number and certain required certifications, as well as shareholders with respect to whom the Fund has received notification from the Internal Revenue Service or a broker, may be subject to "backup" withholding of Federal income tax from the Fund's dividends and distributions and the proceeds of redemptions (including repurchases and exchanges), at a rate of 31%. An individual's taxpayer identification number is generally his or her social security number.

    Non-resident alien individuals and certain foreign corporations and other foreign entities generally will be subject to a U.S. withholding tax at a rate of 30% on the Fund's distributions from its ordinary income and the excess of its net short-term capital gain over its net long-term capital loss, unless the tax is reduced or eliminated by an applicable tax treaty. Distributions from the excess of the Fund's net long-term capital gain over its net short-term capital loss received by such shareholders and any gain from the sale or other disposition of shares of the Fund generally will not be subject to U.S. Federal income taxation, provided that non-resident alien status has been certified by the shareholder. Different U.S. tax consequences may result if the shareholder is engaged in a trade or business in the United States, is present in the United States for a sufficient period of time during a taxable year to be treated as a U.S. resident, or fails to provide any required certifications regarding status as a non-resident alien investor. Foreign shareholders should consult their tax advisers regarding the U.S. and foreign tax consequences of an investment in the Fund.

    The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state, local or foreign tax consequences of investing in the Fund.

                            PRINCIPAL UNDERWRITER

    Under the Distribution Agreement the Principal Underwriter acts as principal in selling shares of the Fund. The expenses of printing copies of prospectuses used to offer shares to financial service firms or investors and other selling literature and of advertising are borne by the Principal Underwriter. The fees and expenses of qualifying and registering and maintaining qualifications and registrations of the Fund and its shares under Federal and state securities laws are borne by the Fund. In addition, the Fund makes payments to the Principal Underwriter pursuant to its Distribution Plan as described in the Fund's current Prospectus; the provisions of the plan relating to such payments are included in the Distribution Agreement. The Distribution Agreement is renewable annually by the Trust's Board of Trustees (including a majority of its Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Fund's Distribution Plan or the Distribution Agreement), may be terminated on sixty days' notice either by such Trustees or by vote of a majority of the outstanding voting securities of the Fund or on six months' notice by the Principal Underwriter and is automatically terminated upon assignment. The Principal Underwriter distributes Fund shares on a "best efforts" basis under which it is required to take and pay for only such shares as may be sold. The Fund has authorized the Principal Underwriter to act as its agent in repurchasing shares at the rate of $2.50 for each repurchase transaction handled by the Principal Underwriter. The Principal Underwriter estimates that the expenses incurred by it in acting as repurchase agent for the Fund will exceed the amounts paid therefor by the Fund. For the amount paid by the Fund to the Principal Underwriter for acting as repurchase agent, see "Fees and Expenses" in the Fund's Part II of this Statement of Additional Information.

                              DISTRIBUTION PLAN

    The Distribution Plan ("the Plan") applicable to Class I shares is described in the Prospectus and is designed to meet the requirements of Rule 12b-1 under the 1940 Act and the sales charge rule of the National Association of Securities Dealers, Inc. (the "NASD Rule"). The purpose of the Plan is to compensate the Principal Underwriter for its distribution services and facilities provided to the Fund by paying the Principal Underwriter sales commissions and a separate distribution fee in connection with sales of Fund shares. The following supplements the discussion of the Plan contained in the Fund's Prospectus.


    The amount payable by the Fund to the Principal Underwriter pursuant to the Plan as sales commissions and distribution fees with respect to each day will be accrued on such day as a liability of Class I and will accordingly reduce the net assets of the Class upon such accrual, all in accordance with generally accepted accounting principles. The amount payable on each day by the Fund is limited to 1/365 of .75% of the Fund's net assets attributable to Class I shares on such day. The level of the Fund's net assets attributable to Class I shares changes each day and depends upon the amount of sales and redemptions of Class I shares, the changes in the value of the investments made by its corresponding Portfolio, the expenses of the Fund attributable to Class I shares and of its corresponding Portfolio accrued and allocated to the Fund on such day, income on portfolio investments of its corresponding Portfolio accrued and allocated to the Fund on such day, and any dividends and distributions declared on the Fund's Class I shares. The Fund does not accrue possible future payments as a liability of Class I or reduce its current net assets of the Class in respect of unknown amounts which may become payable under its Plan in the future because the standards for accrual of such a liability under accounting principles have not been satisfied.


    The Fund's Plan provides that the Fund will receive all contingent deferred sales charges and will make no payments to the Principal Underwriter in respect of any day on which there are no outstanding Uncovered Distribution Charges under the Fund's Plan. Contingent deferred sales charges and accrued amounts will be paid by the Fund to the Principal Underwriter whenever there exist Uncovered Distribution Charges under the Fund's Plan.

    Periods with a high level of sales of Class I shares accompanied by a low level of early redemptions of Class I shares resulting in the imposition of contingent deferred sales charges will tend to increase the time during which there will exist Uncovered Distribution Charges of the Principal Underwriter. Conversely, periods with a low level of sales of Class I shares accompanied by a high level of early redemptions of Class I shares resulting in the imposition of contingent deferred sales charges will tend to reduce the time during which there will exist Uncovered Distribution Charges of the Principal Underwriter.

    In calculating daily the amount of Uncovered Distribution Charges, distribution charges will include the aggregate amount of sales commissions and distribution fees theretofore paid plus the aggregate amount of sales commissions and distribution fees which the Principal Underwriter is entitled to be paid under the Plan since its inception. Payments theretofore paid and payable under the Plan by the Fund on behalf of Class I to the Principal Underwriter and contingent deferred sales charges with respect to Class I shares theretofore paid and payable to the Principal Underwriter will be subtracted from such distribution charges; if the result of such subtraction is positive, a distribution fee (computed at 1% over the prime rate then reported in The Wall Street Journal) will be computed on such amount and added thereto, with the resulting sum constituting the amount of outstanding Uncovered Distribution Charges with respect to such day. The amount of outstanding Uncovered Distribution Charges of the Principal Underwriter calculated on any day does not constitute a liability recorded on the financial statements of the Fund.

    The amount of Uncovered Distribution Charges of the Principal Underwriter at any particular time depends upon various changing factors, including the level and timing of sales of Class I shares, the nature of such sales (i.e., whether they result from exchange transactions, reinvestments or from cash sales through Authorized Firms), the level and timing of redemptions of Class I shares upon which a contingent deferred sales charge will be imposed, the level and timing of redemptions of Class I shares upon which no contingent deferred sales charge will be imposed (including redemptions involving exchanges of Class I shares for shares of another fund in the Eaton Vance Marathon Group of Funds which result in a reduction of Uncovered Distribution Charges), changes in the level of the net assets attributable to Class I shares, and changes in the interest rate used in the calculation of the distribution fee under the Plan.

    As currently implemented by the Trustees, the Fund's Plan authorizes payments of sales commissions and distribution fees to the Principal Underwriter and service fees to the Principal Underwriter and Authorized Firms which may be equivalent, on an aggregate basis during any fiscal year of the Fund, to .90% of the Fund's average daily net assets for such year. For the sales commission and service fee payments made by the Fund and the outstanding Uncovered Distribution Charges of the Principal Underwriter, see "Fees and Expenses -- Distribution Plan" in the Fund's Part II of this Statement of Additional Information. The Fund believes that the combined rate of all these payments may be higher than the rate of payments made under distribution plans adopted by other investment companies pursuant to Rule 12b-1. Although the Principal Underwriter will use its own funds (which may be borrowed from banks) to pay sales commissions at the time of sale, it is anticipated that the Eaton Vance organization will profit by reason of the operation of the Plan through an increase in the Fund's assets (thereby increasing the advisory fee payable to BMR by the Portfolio) resulting from the sale of Class I shares and through the amounts paid to the Principal Underwriter, including contingent deferred sales charges, pursuant to the Plan. The Eaton Vance organization may be considered to have realized a profit under the Plan if at any point in time the aggregate amounts therefore received by the Principal Underwriter pursuant to the Plan and from contingent deferred sales charges have exceeded the total expenses theretofore incurred by such organization in distributing Class I shares of the Fund. Total expenses for this purpose will include an allocable portion of the overhead costs of such organization and its branch offices, which costs will include without limitation leasing expense, depreciation of building and equipment, utilities, communication and postage expense, compensation and benefits of personnel, travel and promotional expense, stationery and supplies, literature and sales aids, interest expense, data processing fees, consulting and temporary help costs, insurance, taxes other than income taxes, legal and auditing expense and other miscellaneous overhead items. Overhead is calculated and allocated for such purpose by the Eaton Vance organization in a manner deemed equitable to the Fund.

    The Plan provides that it shall continue in effect for so long as such continuance is approved at least annually by the vote of both a majority of
(i) the Trustees of the Trust who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the "Rule 12b-1 Trustees") and (ii) all of the Trustees then in office, and the Distribution Agreement contains a similar provision. The Plan and Distribution Agreement may be terminated at any time with respect to one or more classes of shares of the Fund by a vote of a majority of the Rule 12b-1 Trustees or by a vote of a majority of the outstanding voting securities of that class. The provisions of the Plan relating to payments of sales commissions and distribution fees to the Principal Underwriter are also included in the Distribution Agreement between the Trust on behalf of the Fund and the Principal Underwriter. Under the Plan the President or a Vice President of the Trust shall provide to the Trustees for their review, and the Trustees shall review at least quarterly, a written report of the amount expended under the Plan and the purposes for which such expenditures were made. The Plan may not be amended to increase materially the payments described therein without approval of the shareholders of the affected class of the Fund, and all material amendments of the Plan must also be approved by the Trustees as required by Rule 12b-1. So long as the Plan is in effect, the selection and nomination of Trustees who are not interested persons of the Trust shall be committed to the discretion of the Trustees who are not such interested persons.

    The Trustees believe that the Plan will be a significant factor in the growth of the Fund's assets, resulting in increased investment flexibility and advantages which will benefit the Fund and its shareholders. Payments for sales commissions and distribution fees made to the Principal Underwriter under the Plan will compensate the Principal Underwriter for its services and expenses in distributing shares of the Fund. Service fee payments made to the Principal Underwriter and Authorized Firms under the Plan provide incentives to provide continuing personal services to investors and the maintenance of shareholder accounts. By providing incentives to the Principal Underwriter and Authorized Firms, the Plan is expected to result in the maintenance of, and possible future growth in, the assets of the Fund. Based on the foregoing and other relevant factors, the Trustees have determined that in their judgment there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.

                       PORTFOLIO SECURITY TRANSACTIONS

    Decisions concerning the execution of portfolio security transactions, including the selection of the market and the executing firm, are made by BMR. BMR is also responsible for the execution of transactions for all other accounts managed by it.

    BMR places the portfolio security transactions of the Portfolio and of all other accounts managed by it for execution with many firms. BMR uses its best efforts to obtain execution of portfolio security transactions at prices which are advantageous to the Portfolio and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, BMR will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the executing firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the reasonableness of the spread or commission, if any. Municipal obligations, including State obligations, purchased and sold by the Portfolio are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers and banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuer of such obligations. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market for such obligations, and the difference between the bid and asked price is customarily referred to as the spread. The Portfolio may also purchase municipal obligations from underwriters, the cost of which may include undisclosed fees and concessions to the underwriters. While it is anticipated that the Portfolio will not pay significant brokerage commissions in connection with such portfolio security transactions, on occasion it may be necessary or appropriate to purchase or sell a security through a broker on an agency basis, in which case the Portfolio will incur a brokerage commission. Although spreads or commissions on portfolio security transactions will, in the judgment of BMR, be reasonable in relation to the value of the services provided, spreads or commissions exceeding those which another firm might charge may be paid to firms who were selected to execute transactions on behalf of the Portfolio and BMR's other clients for providing brokerage and research services to BMR.

    As authorized in Section 28(e) of the Securities Exchange Act of 1934, a broker or dealer who executes a portfolio transaction on behalf of the Portfolio may receive a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if BMR determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided. This determination may be made on the basis of either that particular transaction or on the basis of overall responsibilities which BMR and its affiliates have for accounts over which they exercise investment discretion. In making any such determination, BMR will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the commission should be related to such services. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the "Research Services" referred to in the next paragraph.

    It is a common practice of the investment advisory industry and of the advisers of investment companies, institutions and other investors to receive research, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities ("Research Services") from broker-dealer firms which execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, BMR receives Research Services from many broker-dealer firms with which BMR places the Portfolio transactions and from third parties with which these broker-dealers have arrangements. These Research Services include such matters as general economic and market reviews, industry and company reviews, evaluations of securities and portfolio strategies and transactions and recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by BMR in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to BMR in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The advisory fee paid by the Portfolio is not reduced because BMR receives such Research Services. BMR evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and attempts to allocate sufficient commissions to such firms to ensure the continued receipt of Research Services which BMR believes are useful or of value to it in rendering investment advisory services to its clients.

    Subject to the requirement that BMR shall use its best efforts to seek and execute portfolio security transactions at advantageous prices and at reasonably competitive spreads or commission rates, BMR is authorized to consider as a factor in the selection of any firm with whom portfolio orders may be placed the fact that such firm has sold or is selling shares of the Fund or of other investment companies sponsored by BMR or Eaton Vance. This policy is not inconsistent with a rule of the National Association of Securities Dealers, Inc., which rule provides that no firm which is a member of the Association shall favor or disfavor the distribution of shares of any particular investment company or group of investment companies on the basis of brokerage commissions received or expected by such firm from any source.

    Municipal obligations considered as investments for the Portfolio may also be appropriate for other investment accounts managed by BMR or its affiliates. BMR will attempt to allocate equitably portfolio security transactions among the Portfolio and the portfolios of its other investment accounts purchasing municipal obligations whenever decisions are made to purchase or sell securities by the Portfolio and one or more of such other accounts simultaneously. In making such allocations, the main factors to be considered are the respective investment objectives of the Portfolio and such other accounts, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Portfolio and such accounts, the size of investment commitments generally held by the Portfolio and such accounts and the opinions of the persons responsible for recommending investments to the Portfolio and such accounts. While this procedure could have a detrimental effect on the price or amount of the securities available to the Portfolio from time to time, it is the opinion of the Trustees of the Trust and the Portfolio that the benefits available from the BMR organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. For the brokerage commissions paid by the Portfolio on portfolio transactions, see "Fees and Expenses" in the Fund's Part II of this Statement of Additional Information.

                              OTHER INFORMATION

    Eaton Vance, pursuant to its agreement with the Trust, controls the use of the words "Eaton Vance" in the Fund's name and may use the words "Eaton Vance" in other connections and for other purposes. The Trust, which is a Massachusetts business trust established in 1985, was originally called Eaton Vance California Municipals Trust. The Trust changed its name to Eaton Vance Investment Trust on April 28, 1992.


    As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Trust holding office have been elected by shareholders. In such an event the Trustees then in office will call a shareholders' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the shareholders in accordance with the Trust's By-laws, the Trustees shall continue to hold office and may appoint successor Trustees.

    The Trust's By-laws provide that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him from that office either by a written declaration filed with the Trust's custodian or by votes cast at a meeting called for that purpose. The By-laws further provide that under certain circumstances the shareholders may call a meeting to remove a Trustee and that the Trust is required to provide assistance in communication with shareholders about such a meeting.


    The Trust's Declaration of Trust may be amended by the Trustees when authorized by vote of a majority of the outstanding voting securities of the Trust, the financial interests of which are affected by the amendment. The Trustees may also amend the Declaration of Trust without the vote or consent of shareholders to change the name of the Trust or any series or to make such other changes as do not have a materially adverse effect on the financial interests of shareholders or if they deem it necessary to conform it to applicable Federal or state laws or regulations. The Trust or any series or Class thereof may be terminated by: (1) the affirmative vote of the holders of not less than two-thirds of the shares outstanding and entitled to vote at any meeting of shareholders of the Trust or the appropriate series or Class thereof, or by an instrument or instruments in writing without a meeting, consented to by the holders of two-thirds of the shares of the Trust or a series or Class thereof, provided, however, that, if such termination is recommended by the Trustees, the vote of a majority of the outstanding voting securities of the Trust or a series or Class thereof entitled to vote thereon shall be sufficient authorization; or (2) by means of an instrument in writing signed by a majority of the Trustees, to be followed by a written notice to shareholders stating that a majority of the Trustees has determined that the continuation of the Trust or a series or a Class thereof is not in the best interest of the Trust, such series or Class or of their respective shareholders.


    The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. In addition, the By-laws of the Trust provide that no natural person shall serve as a Trustee of the Trust after the holders of record of not less than two-thirds of the outstanding shares have declared that he be removed from office either by declaration in writing filed with the custodian of the assets of the Trust or by votes cast in person or by proxy at a meeting called for the purpose.


    In accordance with the Declaration of Trust of the Portfolio, there will normally be no meetings of the investors for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by investors. In such an event the Trustees of the Portfolio then in office will call an investors' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the investors in accordance with the Portfolio's Declaration of Trust, the Trustees shall continue to hold office and may appoint successor Trustees.

    The Declaration of Trust of the Portfolio provides that no person shall serve as a Trustee if investors holding two-thirds of the outstanding interest have removed him from that office either by a written declaration filed with the Portfolio's custodian or by votes cast at a meeting called for that purpose. The Declaration of Trust further provides that under certain circumstances the investors may call a meeting to remove a Trustee and that the Portfolio is required to provide assistance in communicating with investors about such a meeting.

    The right to redeem shares of the Fund can be suspended and the payment of the redemption price deferred when the Exchange is closed (other than for customary weekend and holiday closings), during periods when trading on the Exchange is restricted as determined by the Commission, or during any emergency as determined by the Commission which makes it impracticable for the Portfolio to dispose of its securities or value its assets, or during any other period permitted by order of the Commission for the protection of investors.

                   INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

    Deloitte & Touche LLP, 125 Summer Street, Boston, Massachusetts, are the independent certified public accountants of the Fund and the Portfolio, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.


                             FINANCIAL STATEMENTS

    The financial statements of the Fund and the Portfolio, which are included in the Fund's Annual Report to Shareholders, are incorporated by reference into this Statement of Additional Information and have been so incorporated in reliance on the report of Deloitte & Touche LLP, independent certified public accountants, as experts in accounting and auditing. A copy of the Annual Report accompanies this Statement of Additional Information.

                                    APPENDIX

                       DESCRIPTION OF SECURITIES RATINGS+

                        MOODY'S INVESTORS SERVICE, INC.

MUNICIPAL BONDS
Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

----------
+ The ratings indicated herein are believed to be the most recent ratings available at the date of this Statement of Additional Information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of the Portfolio's fiscal year end.

Should no rating be assigned, the reason may be one of the following:

    1. An application for rating was not received or accepted.

    2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

    3. There is a lack of essential data pertaining to the issue or issuer.

    4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

NOTE: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

MUNICIPAL SHORT-TERM OBLIGATIONS

RATINGS: Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or (MIG). Such rating recognizes the differences between short term credit risk and long term risk. Factors effecting the liquidity of the borrower and short term cyclical elements are critical in short term ratings, while other factors of major importance in bond risk, long term secular trends for example, may be less important over the short run.

A short term rating may also be assigned on an issue having a demand feature, variable rate demand obligation (VRDO). Such ratings will be designated as VMIG1, SG or if the demand feature is not rated, NR. A short term rating on issues with demand features are differentiated by the use of the VMIG1 symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.

COMMERCIAL PAPER

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 365 days.

Issuers (or supporting institutions) rated PRIME-1 or P-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

    --  Leading market positions in well established industries.

    --  High rates of return on funds employed.

    -- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

    -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

    -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2

Issuers (or supporting institutions) rated PRIME-2 (P-2) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3

Issuers (or supporting institutions) rated PRIME-3 (P-3) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                       STANDARD & POOR'S RATINGS GROUP

INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

P: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

L: The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Deposit Insurance Corp. and interest is adequately collateralized. In the case of certificates of deposit, the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

NR: NR indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

MUNICIPAL NOTES

S&P note ratings reflect the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

    -- Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

    -- Sources of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

    SP-1: Strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics will be given a plus(+) designation.

    SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

    SP-3: Speculative capacity to pay principal and interest.

COMMERCIAL PAPER

Standard & Poor's commercial paper ratings are a current assessments of the likelihood of timely payment of debts considered short-term in the relevant market.

    A: Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

    A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

    A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

    A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

    B: Issues rated "B" are regarded as having only speculative capacity for timely payment.

    C: This rating is assigned to short term debt obligations with doubtful capacity for payment.

    D: Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period had not expired, unless S&P believes that such payments will be made during such grace period.

                        FITCH INVESTORS SERVICE, INC.

INVESTMENT GRADE BOND RATINGS

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality.
The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

A: Bonds considered to be investment grade and of high credit quality. The obligors ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

HIGH YIELD BOND RATINGS

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified that could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

PLUS (+) OR MINUS (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

NR: Indicates that Fitch does not rate the specific issue.

CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

INVESTMENT GRADE SHORT-TERM RATINGS
Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Stong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".

F-2: Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

F-3: Fair Credit Quality. Issues carrying this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse change could cause these securities to be rated below investment grade.

                               * * * * * * * *

NOTES: Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. The Portfolio is dependent on the Investment Adviser's judgment, analysis and experience in the evaluation of such bonds.


    Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

                     STATEMENT OF ADDITIONAL INFORMATION

                                   PART II

    This Part II provides information about EV MARATHON CALIFORNIA LIMITED MATURITY TAX FREE FUND. The investment objective of the Fund is to provide (1) a high level of current income exempt from regular Federal income tax and California State personal income taxes and (2) limited principal fluctuation. The Fund currently seeks to achieve its investment objective by investing its assets in the California Limited Maturity Tax Free Portfolio (the "Portfolio"). The Fund changed its name from Eaton Vance California Limited Maturity Tax Free Fund to EV Marathon California Limited Maturity Tax Free Fund on January 11, 1994.

                           INVESTMENT RESTRICTIONS

    The Fund may not:

    (1) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin;

    (2) Borrow money or issue senior securities except as permitted by the lnvestment Company Act of 1940;

    (3) Underwrite or participate in the marketing of securities of others, except insofar as it may technically be deemed to be an underwriter in selling a portfolio security under circumstances which may require the registration of the same under the Securities Act of 1933;

    (4) Purchase or sell real estate (including limited partnership interests in real estate, but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest or deal in real estate or securities which are secured by real estate);

    (5) Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities; or

    (6) Make loans to any person except by (a) the acquisition of debt instruments and making portfolio investments, (b) entering into repurchase agreements, and (c) lending portfolio securities.

    Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.


    In addition, as a matter of nonfundamental policy, neither the Fund nor the Portfolio may (a) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 25% of its net assets (taken at current value) is held as collateral for such sales at any one time. (The Fund and the Portfolio will make such sales only for the purpose of deferring realization of gain or loss for Federal income tax purposes); (b) purchase or retain in its portfolio securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust or of the Portfolio, or is a member, officer, director or trustee of any investment adviser of the Fund or of the Portfolio, if after the purchase of the securities of such issuer by the Fund or the Portfolio one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities or both (all taken at market value) of such issuer and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities or both (all taken at market value); (c) purchase oil, gas or other mineral leases or purchase partnership interests in oil, gas or other mineral exploration or development programs; (d) invest more than 15% of its net assets in investments which are not readily marketable, including restricted securities and repurchase agreements maturing in more than seven days. Restricted securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 that the Board of Trustees of the Trust or the Portfolio, or its delegate, determines to be liquid, based upon the trading markets for the specific security; (e) purchase securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years, if by reason thereof the value of its aggregate investment in such class of securities will exceed 5% of its total assets, provided that the issuers of securities rated by Moody's, S&P, Fitch or any other nationally recognized rating service shall not be considered "unseasoned"; (f) engage in options, futures or forward transactions if more than 5% of its net assets, as measured by the aggregate of the premiums paid by the Fund or the Portfolio, would be so invested; or (g) invest in warrants, valued at the lower of cost or market, exceeding 5% of the value of its net assets. Included within that amount, but not to exceed 2% of the value of its net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund or the Portfolio in units or attached to securities may be deemed to be without value. The Fund and the Portfolio may purchase put options on municipal obligations only if, after such purchase, not more than 5% of its net assets, as measured by the aggregate of the premiums paid for such options held by it, would be so invested. Neither the Fund nor the Portfolio intends to invest in reverse repurchase agreements during the current fiscal year.


    In order to permit the sale of shares of the Fund in certain states, the Fund may make commitments more restrictive than the policies described above. Should the Fund determine that any such commitment is no longer in the best interests of the Fund and its shareholders, it will revoke the commitment by terminating sales of its shares in the state(s) involved.

                            RISKS OF CONCENTRATION

    The following information as to certain California considerations is given to investors in view of the Portfolio's policy of concentrating its investments in California issuers. Such information is derived from sources that are generally available to investors and is believed to be accurate. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of California issuers. Neither the Trust nor the Portfolio has independently verified this information.

  Constitutional Limitations on Taxes and Appropriations
Limitation on Taxes. Certain California municipal obligations may be obligations of issuers which rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIII A of the California Constitution, enacted by the voters in 1978 and commonly known as "Proposition 13." Briefly, Article XIII A limits to 1% of full cash value the rate of ad valorem property taxes on real property and generally restricts the reassessment of property to 2% per year, except upon new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on certain voter-approved bonded indebtedness.

    Under Article XIII A, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits have been filed challenging the acquisition-based assessment system of Proposition 13. The U.S. Supreme Court recently heard one of these lawsuits, and on June 18, 1992 announced a decision upholding Proposition 13.

    Article XIII A prohibits local governments from raising revenues through ad valorem property taxes above the 1% limit; it also requires voters of any governmental unit to give two-thirds approval to levy any "special tax." A California Supreme Court decision, however, allowed the levy, without voter approval, of "general taxes" which were not dedicated to a specific use. In response to these decisions, the voters of the State in 1986 adopted an initiative statute which imposed significant new limits on the ability of local entities to raise or levy general taxes, except by receiving majority local voter approval. Significant elements of this initiative, "Proposition 62," have been overturned in recent court cases. An initiative proposed to re-enact the provisions of Proposition 62 as a constitutional amendment was defeated by the voters in November 1990, but such a proposal may be renewed in the future.

Appropriations Limits. The State and its local governments are subject to an annual "appropriations limit" imposed by Article XIII B of the California Constitution, enacted by the voters in 1979 and significantly amended by Proposition 98 and 111 in 1988 and 1990, respectively. Article XIII B prohibits the State or any covered local government from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but "proceeds of taxes" exclude most State subventions to local governments. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.

    Among the expenditures not included in the Article XIII B appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (2) appropriations arising from certain emergencies declared by the Governor, (3) appropriations for certain capital outlay projects, (4) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases of emergency.

    The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units. The definitions for such adjustments were liberalized by Proposition 111 to follow more closely growth in the State's economy. "Excess" revenues are measured over a two-year cycle. Local governments, must return any excess to taxpayers by rate reductions. With more liberal annual adjustment factors since 1988, and depressed revenues since 1990 because of the recession, few governments are currently operating near their spending limits, but this condition may change over time. Local governments may by voter approval exceed their spending limit for up to four years.

    Because of the complex nature of Articles XIII A and XIII B of the California Constitution, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of
Article XIII A or Article XIII B on California municipal obligations or on the ability of the State or local governments to pay debt service on such obligations. It is not presently possible to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of either Article XIII A or Article XIII B, or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations. Future initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.

  Obligations of the State of California
    As of April 1, 1995, the State had approximately $19.2 billion of general obligation bonds outstanding, and $3.3 billion remained authorized but unissued. In addition, at June 30, 1994, the State had lease-purchase obligations, payable from the State's general fund, of approximately $6.0 billion with authorized but unissued lease purchase debt of $1.3 billion. The State's outstanding general obligation bond debt has gradually risen in recent years: from approximately $15.9 billion in 1991-92 to approximately $19.2 billion in 1994-95. Of the State's outstanding general obligation debt, approximately 22% is presently self-liquidating (for which program revenues are anticipated to be sufficient to reimburse the general fund for debt service payments). Three general obligation bond propositions, totalling $3.7 billion, were approved by voters in 1992. The State has paid the principal of and interest on its general obligation bonds, lease-purchase debt and short-term obligations when due.

    As of the date of this Statement of Additional Information, general obligation bonds issued by the State of California are rated A1, A, A by Moody's, S&P and Fitch, respectively. Starting in 1991 and continuing through the middle of 1994, there has been a relatively steady deterioration in the State's general obligation bond rating. On July 15, 1994, all three of the rating agencies rating the State's long-term debt lowered their ratings of the State's general obligation bonds. Moody's lowered its rating from "AA" to "A1," S&P lowered its rating from "A+" to "A" and termed its outlook as "stable," and Fitch lowered its rating from "AA" to "A." An explanation of such actions may be obtained only from the respective rating agencies. Future deterioration in the State's fiscal condition could result in additional downgrades by the rating agencies.

  Recent Financial Results
    Since the start of the 1990-91 Fiscal Year, the State has faced the worst economic, fiscal and budget conditions since the 1930s. Construction, manufacturing (especially aerospace), exports and financial services, among others, have all been severely affected. Job losses have been the worst of any post-war recession and continued through the end of 1993. Following Department of Finance projections that non-farm employment levels would be stable in 1994, employment grew 3% between November 1993 and November 1994. However, unemployment was well above the national average through 1994.

    The recession has seriously affected State tax revenues, which basically mirror economic conditions. It has also caused increased expenditures for health and welfare programs. The State has also been facing a structural imbalance in its budget with the largest programs supported by the General Fund -- K-12 schools and community colleges, health and welfare, and corrections -- growing at rates higher than the growth rates for the principal revenue sources of the General Fund. As a result, the State has experienced recurring budget deficits. The State Controller reports that expenditures exceeded revenues for four of the five fiscal years ending with 1991-92, and were essentially equal in 1992-93. By June 30, 1993, according to the Department of Finance, the State's Special Fund for Economic Uncertainties had a deficit, on a budget basis, of approximately $2.8 billion. The 1993-94 Budget Act incorporated a Deficit Retirement Plan to repay this deficit over two fiscal years. The original budget for 1993-94 reflected revenues which exceeded expenditures by approximately $2.0 billion. As a result of the continuing recession, the excess of revenues over expenditures for the fiscal year was only about $522 million. Thus the accumulated budget deficit at June 30, 1994 was approximately $2.0 billion, and the deficit will not be retired by June 30, 1995 as planned.

    The accumulated budget deficits over the past several years, together with expenditures for school funding which have not been reflected in the budget, and reduction of available internal borrowable funds, have combined to significantly deplete the State's cash resources to pay its ongoing expenses. In order to meet its cash needs, the State has had to rely for several years on a series of external borrowings, including borrowings past the end of a fiscal year.

    The 1994-95 Budget Act is projected to have $41.9 billion of General Fund revenues and transfers and $40.0 billion of budget expenditures. In addition, the 1994-95 Budget Act anticipates deferring retirement of about $1 billion of the accumulated budget deficit to the 1995-96 Fiscal Year when it is intended to be fully retired by June 30, 1996.

    1993-94 Budget. The 1993-94 budget represented the third consecutive year of extremely difficult budget choices for the State, in view of the continuing recession. The budget act, signed on June 30, 1993, provided for General Fund expenditures of $38.5 billion, a 6.3% decline from the prior year. Revenues were projected at $40.6 billion, about $400 million below the prior year. To bring the budget into balance, the budget act and related legislation provided for transfer of $2.6 billion of local property taxes to school districts, thus relieving State support obligations; reductions in health and welfare expenditures; reductions in support for higher education institutions; a two-year suspension of the renters' tax credit; and miscellaneous cuts in general government spending and certain one-time and accounting adjustments. There were no general State tax increases, but a 0.5% temporary State sales tax scheduled to expire on June 30 was extended for six months, and dedicated to support local government public safety costs.

    Revenues for 1993-94 were $800 million lower than original projections and expenditures were $780 million higher as a result of higher health and welfare caseloads, lower property taxes and lower than anticipated federal government payments for immigration-related costs.

    1994-95 Budget. The 1994-95 fiscal year represents the fourth consecutive year the Governor and Legislature were faced with a very difficult budget environment to produce a balanced budget. Many program cuts and budgetary adjustments have already been made in the last three years. The Budget recognized that the accumulated deficit could not be repaid in one year, and proposed a two-year solution. The budget projects operating surpluses for the budget for both 1994-95 and 1995-96, and lead to the elimination of the accumulated budget deficit, estimated at about $2.0 billion at June 30, 1994, by June 30, 1996.

    The 1994-95 Budget Act, signed by the Governor on July 8, 1994, projects revenues and transfers of $41.9 billion, $2.1 billion higher than revenues in 1993-94. This reflects the Administration's forecast of an improving economy. The Budget Act projects the effective receipt of about $770 million from the Federal Government, $360 million of which is to reimburse the State's costs for immigrant-related expenses and the balance is attributable to federal subventions thus reducing State expenditures. Little or none of this money is now expected to be received. The Legislature took no action on a proposal in the January Governor's Budget to undertake an expansion of the transfer of certain programs to counties, which would also have transferred to counties 0.5% of the State's current sales tax. The Budget Act projects Special Fund revenues of $12.1 billion, a decrease of 2.4% from 1993-94 estimated revenues. The Governor's 1995-96 Budget proposal of January, 1995 included on upward revision of General Fund revenues to $42.4 billion for the 1994-95 fiscal year.

    The 1994-95 Budget Act projects General Fund expenditures of $40.9 billion, an increase of $1.6 billion over 1993-94. The Budget Act also projects Special Fund expenditures of $13.7 billion, a 5.4% increase over 1993-94 estimated expenditures. Although, the 1994-95 Budget Act contains no tax increases, under legislation enacted for the 1993-94 Budget, the renters' tax credit was suspended for two years (1993 and 1994). A ballot proposition to permanently restore the renters' tax credit after this year failed at the June, 1994 election. The Legislature enacted a further one-year suspension of the renters' tax credit, for 1995, saving about $390 million in the 1995-96 Fiscal Year. The 1994-95 Budget assumes that the State will use a cash flow borrowing program in 1994-95 which combines one-year notes and certain warrants. Issuance of the warrants allows the State to defer repayment of approximately $1.0 billion of its accumulated budget deficit into the 1995-96 Fiscal Year. The Budget Adjustment Law, enacted along with the 1994-95 Budget Act is designed to ensure that the warrants will be repaid in the 1995-96 Fiscal Year. The State's severe financial difficulties for the current budget year will result in continued pressure upon almost all local governments, particularly school districts and counties which depend on State aid. Despite efforts in recent years to increase taxes and reduce governmental expenditures, there can be no assurance that the State will not face budget gaps in the future.

    Proposed 1995-96 Budget. On January 10, 1995, the Governor presented his proposed fiscal year 1995-96 Budget. This budget projects total General Fund revenues and transfers of $42.5 billion, and expenditures of $41.7 billion, to complete the elimination of the accumulated budget deficits from earlier years. However, this proposal leaves no cushion, as the projected budget reserve at June 30, 1996 would be only about $92 million. While proposing increases in funding for schools, universities and corrections, the Governor proposes further cuts in welfare programs, and a continuation of the "realignment" of functions with counties which would save the State about $240 million. The Governor also expects about $800 million in new federal aid for the State's costs of incarcerating and educating illegal immigrants. The Budget proposal also does not account for possible additional costs if the State loses its appeals on lawsuits which are currently pending concerning such matters as school funding and pension payments, but these appeals could take several years to resolve. Part of the Governor's proposal also is a 15% cut in personal income and corporate taxes, to be phased in over three years, starting with calendar year 1996 (which would have only a small impact on 1995-96 income).

  Legal Proceedings
    The State is involved in certain legal proceedings (described in the State's recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues.

  Economy
    California's economy is the largest among the 50 states and one of the largest in the world. The State's population of over 31 million represents 12.3% of the total United States population and grew by 27% in the 1980s. Total personal income in the State, at an estimated $683 billion in 1993, accounts for about 13% of all personal income in the nation.

    Reports issued by the State Department of Finance and the Commission on State Finance indicate that the State's economy is recovering from its worst recession since the 1930s. The largest job losses have been in Southern California, led by declines in the aerospace and construction industries. Weakness statewide occurred in manufacturing, construction, services and trade. Additional military base closures will have further adverse effects on the State's economy later in the decade. California's unemployment rate was 7.9% in April, 1995, a significant improvement over the previous year's level of 9.3% but still above the national rate of 5.8%.

  Other Considerations
    On December 7, 1994, Orange County, California (the "County"), together with its pooled investment fund (the "Fund") filed for protection under Chapter 9 of the Federal Bankruptcy Code, after reports that the Fund had suffered significant market losses in its investments which caused a liquidity crisis for the Fund and the County. More than 180 other public entities, most but not all located in the County, were also depositors in the Fund. As of December 13, 1994, the County estimated the Fund's loss at about $2 billion, or 27% of its initial deposits of around $7.4 billion. These losses could increase as the County sells investments to restructure the Fund, or if interest rates rise. Many of the entities which kept moneys in the Fund, including the County, are facing cash flow difficulties because of the bankruptcy filing and may be required to reduce programs or capital projects. The County and some of these entities have, and others may in the future, default in payment of their obligations. Moody's and S&P have suspended, reduced to below investment grade levels, or placed on "Credit Watch" various securities of the County and the entities participating in the Fund. As of December 1994, the Portfolio did not hold any direct obligations of the County. However, the Portfolio did hold bonds of some of the governmental units that had money invested with the County; the impact of the loss of access to these funds, the loss of expected investment earnings and the potential loss of some of the principal invested is not known at this point. There can be no assurances that these holdings will maintain their current ratings and/or liquidity in the market.

    Although the State of California has no obligation with respect to any obligations or securities of the County or any of the other participating entities, under existing legal precedents, the State may be obligated to ensure that school districts have sufficient funds to operate. Longer term, this financial crisis could have an adverse impact on the economic recovery that has only recently taken hold in Southern California.

    In early June, 1995, Orange County filed a proposal with the bankruptcy court that would require holders of the County's short-term notes to wait a year before being repaid. The existence of this proposal and its adoption could disrupt the market for short-term debt in California and possibly drive up the State's borrowing costs.

    The repayment of industrial development securities and other obligations secured by real property may be affected by California laws limiting foreclosure rights of creditors. Securities backed by healthcare and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

    Limitations on ad valorem property taxes may particularly affect "tax allocation" bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project area decline (e.g., because of a major natural disaster such as an earthquake), or there is a deemphasis or reallocation of property taxes by legislation or initiative, the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody's and S&P suspended ratings on California tax allocation bonds after the enactment of Articles XIII A and XIII B, and only resumed such ratings on a selective basis.

    Proposition 87, approved by California voters in 1988, required that all revenues produced by a tax rate increase go directly to the taxing entity which increased such tax rate to repay the entity's general obligation indebtedness. As a result, redevelopment agencies (which, typically, are the issuers of tax allocation securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.

    The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced which would modify existing taxes or other revenue-raising measures or which either would further limit or, alternatively, would increase the abilities of state and local governments to impose new taxes or increase existing taxes. It is not presently possible to predict the extent to which any such legislation will be enacted. Nor is it presently possible to determine the impact of any such legislation on California municipal obligations in which the Portfolio may invest, future allocations of state revenues to local governments or the abilities of state or local governments to pay the interest on, or repay the principal of, such California municipal obligations.

    Certain California obligations may be payable solely from the revenues of health care institutions. Such revenues may be negatively affected by efforts of the state and of private health plans and insurers to contract with such institutions for fixed, discounted payments for services to Medicaid and insurance beneficiaries. Such California obligations may be insured by the state. In the event of a default by the health care institution, the state has the option of issuing replacement debentures payable from a reserve fund. However, this reserve fund has been found to be underfunded in a study conducted in 1986 and is subject to reappropriation by the California Legislature for other purposes.

    Certain California obligations may be secured by real estate mortgages or deeds of trust. California has several statutory provisions that may limit the remedies of secured creditors, such as issuers of California obligations. A creditor's right to obtain a deficiency judgment is barred when a foreclosure is accomplished through a nonjudicial trustee's sale. A secured creditor is also required to exhaust its real property security by foreclosure before bringing a personal action against the debtor. Any deficiency judgment following a judicial sale of foreclosed property is limited to the excess of the outstanding debt over the fair value of the property at the time of sale, even if the actual bids at such sale were lower than such value. Finally, the debtor has the right to redeem the foreclosed property from any judicial foreclosure sale that could result in a deficiency judgment.

    Due to certain limitations on a creditor's private powers of sale after foreclosure, the effective minimum period for foreclosing on a mortgage could exceed seven months after the initial default. Such delays in collections could disrupt the flow of revenues to an issuer for the payment of debt service on California obligations secured by real estate mortgages. In some cases, the nonjudicial sale of property by an issuer could be precluded as a violation of constitutional due process.

    Under California's anti-deficiency law, there is no personal recourse against a mortgagor of a single family residence purchased with a loan secured by a mortgage. California law also limits the charges that may be imposed with respect to voluntary mortgage prepayments. These provisions could affect the flow of revenues available for debt service to the issuers of California obligations secured by single family home mortgages.

    Substantially all of California is within an active geologic region subject to major seismic activity. Any California municipal obligation in the Portfolio could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deduction for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage at reasonable rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the Federal or State government to appropriate sufficient funds within their respective budget limitations.

    On January 17, 1994, an earthquake struck Los Angeles causing significant damage to public and private structures and facilities. Although some individuals and businesses suffered losses totaling in the billions of dollars, the overall effect of the earthquake on the regional and State economy is not expected to be serious.

    The State has shifted responsibility for certain health and welfare programs and provided the counties with increased taxing powers to cover their costs. While the State expects that the increased taxes will be sufficient to cover increased costs, there can be no assurance that this will be the case. If the increased costs are not covered by the increased taxes, the counties will be responsible to fund the difference. Any added expenditures in excess of increased revenues and subsequent adverse effect upon county finances would likely have a negative impact upon individual county and local bond prices.

                              FEES AND EXPENSES

INVESTMENT ADVISER
    As of March 31, 1995, the Portfolio had net assets of $82,343,725. For the fiscal year ended March 31, 1995, the Portfolio paid BMR advisory fees of $418,800 (equivalent to 0.46% of the Portfolio's average daily net assets for such year). For the period from the Portfolio's start of business, May 3, 1993, to March 31, 1994, absent a fee reduction, the Portfolio would have paid BMR advisory fees of $278,603 (equivalent to 0.45% (annualized) of the Portfolio's average daily net assets for such period). To enhance the net income of the Portfolio, BMR made a reduction of its advisory fee in the amount of $32,971. The Portfolio's Investment Advisory Agreement with BMR is dated October 13, 1992 and remains in effect until February 28, 1996. The Agreement may be continued as described under "Investment Adviser and Administrator" in Part I of this Statement of Additional Information.

    Prior to May 3, 1993 (when the Fund transferred substantially all of its assets to the Portfolio in exchange for an interest in the Portfolio), the Fund retained Eaton Vance as its investment adviser. For the period from April 1, 1993 to May 3, 1993, absent a fee reduction, the Fund would have paid Eaton Vance advisory fees of $15,625 (equivalent to 0.43% (annualized) of the Fund's average daily net assets for such period). To enhance the net income of the Fund, Eaton Vance made a reduction of the full amount its advisory fee during such period. For the period from the Fund's start of business, May 29, 1992, to the fiscal year ended March 31, 1993, Eaton Vance would have earned, absent a fee reduction, advisory fees of $66,810 (equivalent to 0.45% (annualized) of the Fund's average daily net assets for such period). To enhance the net income of the Fund, Eaton Vance made a reduction of its advisory fee in the amount of $56,810.

ADMINISTRATOR
    As stated under "Investment Adviser and Administrator" in Part I of this Statement of Additional Information, the Administrator currently receives no compensation for providing administrative services to the Fund.

DISTRIBUTION PLAN
    The Distribution Plan and Distribution Agreement remain in effect until April 28, 1996 and may be continued as described under "Distribution Plan" in
Part I of this Statement of Additional Information. Pursuant to Rule 12b-1, the Plan has been approved by the Fund's shareholders and by the Board of Trustees of the Trust, including the Rule 12b-1 Trustees, as required by Rule 12b-1. The Fund pays the Principal Underwriter sales commissions equal to 3% of the amount received by the Fund for each Class I share sold (excluding reinvestment of dividends and distributions). For the fiscal year ended March 31, 1995, the Fund made sales commission payments under the Plan to the Principal Underwriter aggregating $599,338, which amount was used by the Principal Underwriter to defray sales commissions aggregating $157,113 paid during such period by the Principal Underwriter to Authorized Firms on sales of Class I shares of the Fund and to reduce Uncovered Distribution Charges. During such period, contingent deferred sales charges aggregating approximately $283,558 were imposed on early redeeming shareholders and paid to the Principal Underwriter, which amount was used by the Principal Underwriter to reduce Uncovered Distribution Charges. As at March 31, 1995, the outstanding Uncovered Distribution Charges of the Principal Underwriter calculated under the Plan amounted to approximately $1,496,539 (which amount was equivalent to 2.0% of the Fund's net assets attributable to Class I shares on such day). During the fiscal year ended March 31, 1995, the Fund accrued service fee payments under the Plan aggregating $56,696, of which $46,525 was paid to the Principal Underwriter. The Principal Underwriter paid $46,453 as service fees to Authorized Firms and the balance was retained by the Principal Underwriter.

PRINCIPAL UNDERWRITER
    For the fiscal year ended March 31, 1995, the Fund paid the Principal Underwriter $855.00 for repurchase transactions handled by the Principal Underwriter (being $2.50 for each such transaction).

CUSTODIAN
    For the fiscal year ended March 31, 1995, the Fund paid IBT $8,287. For the fiscal year ended March 31, 1995, the Portfolio paid IBT $11,626.

BROKERAGE
    For the fiscal year ended March 31, 1995, and for the period from the start of business, May 3, 1993, to March 31, 1994, the Portfolio paid no brokerage commissions on portfolio transactions. For the period from the start of business, May 29, 1992, to March 31, 1993, and for the period from April 1, 1993 to May 3, 1993 (when the Fund transferred substantially all of its assets to the Portfolio in exchange for an interest in the Portfolio), the Fund paid no brokerage commissions on portfolio transactions.

TRUSTEES
    The fees and expenses of those Trustees of the Trust and of the Portfolio who are not members of the Eaton Vance organization (the noninterested Trustees) are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. (The Trustees of the Trust and the Portfolio who are members of the Eaton Vance organization receive no compensation from the Trust or the Portfolio.) During the fiscal year ended March 31, 1995, the noninterested Trustees of the Trust and the Portfolio earned the following compensation in their capacities as Trustees from the Fund, the Portfolio and the other funds in the Eaton Vance fund complex:(1)

                                 AGGREGATE      AGGREGATE    TOTAL COMPENSATION
                               COMPENSATION   COMPENSATION     FROM TRUST AND
  NAME                           FROM FUND   FROM PORTFOLIO     FUND COMPLEX
  ----                         ------------  --------------  ------------------
  Donald R. Dwight ..........      $336         $1,174(2)       $135,000(4)
  Samuel L. Hayes, III ......       328          1,213(3)        147,500(5)
  Norton H. Reamer ..........       315          1,258           135,000
  John L. Thorndike .........       323          1,322           140,000
  Jack L. Treynor ...........       345          1,240           140,000

------------
(1) The Eaton Vance fund complex consists of 205 registered investment companies or series thereof.
(2) Includes $199 of deferred compensation.
(3) Includes $393 of deferred compensation.
(4) Includes $17,500 of deferred compensation.
(5) Includes $33,750 of deferred compensation.

                        ADDITIONAL OFFICER INFORMATION

    The Portfolio has the following officer not listed under "Officers of the Trust and the Portfolio" in the Fund's Part I of this Statement of Additional Information.

RAYMOND E. HENDER (51), Vice President of the Portfolio
Vice President of BMR, Eaton Vance and EV and an employee of Eaton Vance since
  September 8, 1992. Senior Vice President, Bank of New England (1989-1992). Fidelity Management & Research Company -- Portfolio Manager (1977-1988). Officer of various investment companies managed by Eaton Vance or BMR. Mr. Hender was elected Vice President of the Portfolio on June 19, 1995.

                           PERFORMANCE INFORMATION

    The tables below indicate the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the life of the Fund from May 29, 1992 through March 31, 1995 and the one year period ended March 31, 1995.

                                              VALUE OF A $1,000 INVESTMENT

                                                    VALUE OF       VALUE OF
                                                   INVESTMENT     INVESTMENT
                                                     BEFORE          AFTER
                                                    DEDUCTING    DEDUCTING THE     TOTAL RETURN BEFORE        TOTAL RETURN AFTER
                                                 THE CONTINGENT   CONTINGENT     DEDUCTING THE CONTINGENT  DEDUCTING THE CONTINGENT
                                                    DEFERRED       DEFERRED       DEFERRED SALES CHARGE    DEFERRED SALES CHARGE***
      INVESTMENT        INVESTMENT    AMOUNT OF   SALES CHARGE  SALES CHARGE***  ------------------------  ------------------------
        PERIOD             DATE      INVESTMENT    ON 3/31/95     ON 3/31/95     CUMULATIVE   ANNUALIZED   CUMULATIVE   ANNUALIZED
      ----------        ----------   ----------    ----------     ----------     ----------   ----------   ----------   ----------
Life of
the Fund**               5/29/92*      $1,000       $1,135.37      $1,115.47        13.54%       4.57%        11.55%       3.93%
1 Year
Ended
3/31/95                  3/31/94       $1,000       $1,035.32      $1,005.62         3.53%       3.53%         0.56%       0.56%

                                        PERCENTAGE CHANGES 5/29/92* -- 3/31/95

                                 NET ASSET VALUE TO NET ASSET VALUE                     NET ASSET VALUE TO NET ASSET VALUE
                              BEFORE DEDUCTING THE CONTINGENT DEFERRED               AFTER DEDUCTING THE CONTINGENT DEFERRED
                           SALES CHARGE WITH ALL DISTRIBUTIONS REINVESTED        SALES CHARGE** WITH ALL DISTRIBUTIONS REINVESTED
                           ----------------------------------------------        ------------------------------------------------

FISCAL YEAR ENDED          ANNUAL         CUMULATIVE       AVERAGE ANNUAL        ANNUAL         CUMULATIVE       AVERAGE ANNUAL
-----------------          ------         ----------       --------------        ------         ----------       --------------
3/31/93**                    --              7.66%              --                  --             4.66%              --
3/31/94**                   1.86%            9.66%             5.15%              -1.06%          -7.16%             3.84%
3/31/95                     3.53%           13.54%             4.57%               0.56%          11.55%             3.93%

     Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.

----------
  * Investment operations began on May 29, 1992.
 ** If a portion of the Portfolio's and/or the Fund's expenses had not been subsidized, the Fund would have had lower returns.
*** No contingent deferred sales charge is imposed on shares purchased more than four years prior to the redemption, shares acquired through the reinvestment of distributions, or any appreciation in value of other shares in the account, and no such charge is imposed on exchanges of Fund shares for shares of one or more other funds listed under "The Eaton Vance Exchange
    Privilege" in the Fund's current prospectus.

    For the thirty-day period ended March 31, 1995, the yield of the Fund was 3.77%. The yield required of a taxable security that would produce an after-tax yield equivalent to that earned by the Fund of 3.77% would be 5.77%, assuming a combined Federal and State tax rate of 34.70%.

    The Fund's distribution rate (calculated on March 31, 1995 and based on the Fund's monthly distribution paid March 15, 1995) was 3.90%, and the Fund's effective distribution rate (calculated on the same date and based on the same monthly distribution) was 3.97%.

    The Portfolio's diversification by quality ratings as of June 30, 1995, was:

         RATING ASSIGNED BY                  PERCENT
        MOODY'S, S&P OR FITCH            OF BOND HOLDINGS
  ---------------------------------  ------------------------
             Aaa or AAA                        58.7%
              Aa or AA                         22.0
                  A                            17.3
             Baa or BBB                         2.0
              Ba or BB                          --
                  B                             --
               Below B                          --
              Not rated                         --
                                              -----
                Total                         100.0%

The following information compares the taxable equivalent yield of an investment in the Fund yielding a hypothetical 4.0% with the after-tax yield of a certificate of deposit yielding 3.25%. The tax brackets used in the table are the combined Federal brackets applicable for 1995 and the California State income tax brackets applicable for 1994: 20.10% for single filers with taxable income up to $23,350 and joint filers up to $39,000; 34.70% for single filers with taxable income from $23,351 to $56,550 and joint filers from $39,001 to $94,250; 37.90% for single filers with taxable income from $56,551 to $117,950 and joint filers from $94,251 to $143,600; 43.04% for single filers with taxable income from $117,951 to $256,500 and joint filers from $143,601 to $256,500; and 46.24% for single and joint filers with taxable income over $256,500. These brackets are calculated using 1995 Federal tax rates, the highest 1994 California state rate applicable at the upper portion of the brackets and assume that California taxes are deducted on the Federal income tax return. The applicable Federal tax rates within each of these combined brackets are 15%, 28%, 31%, 36% and 39.6%, over the same ranges of income. Tax brackets are calculated using the highest state rate within each bracket. These brackets do not take into account the phaseout of personal exemptions and limitation on deductibility of itemized deductions over certain ranges of income. Investors who are subject to such phaseout or limitation may be subject to higher combined tax rates than indicated above. Investors should consult with their tax advisers for more information.

                                                  TAX BRACKET
                                  20.10%   34.70%   37.90%   43.04%   46.24%
                                  ------------------------------------------
  Tax free yield ..............    4.00%    4.00%    4.00%    4.00%    4.00%
  Taxable equivalent ..........    5.01     6.13     6.44     7.02     7.44

  Certificates of deposit:
      Yield ...................    3.25     3.25     3.25     3.25     3.25
      After-tax yield .........    2.60     2.12     2.02     1.85     1.75

    The following is an illustration of the Tax Free Yield Advantage, comparing the after-tax yields of a certificate of deposit yielding 3.25% and a hypothetical tax free investment yielding 4.0%. This illustration also quantifies the Federal income tax payable on hypothetical investments of $100,000 in a certificate of deposit yielding 3.25% and a hypothetical tax free investment yielding 4.0%, and compares the after-tax return of such investments. The chart is based on 3-month bank CDs (Source: The Wall Street Journal) and current limited maturity municipal bond yields, compiled by Eaton Vance Management. This illustration is not meant to imply or predict any future rate of return for the Fund. See your financial adviser for the Fund's current yield and actual CD rates.

The Tax Free Yield Advantage
(43.04% combined tax bracket)
3.25% Certificate of deposit
3.25% Pretax yield
1.85% After-tax yield

4.00% Tax free investment
7.02% Taxable equivalent yield
4.00% Tax free yield

Example:
Two $100,000 investments ... 3.25% CD     4.00% Tax free
Pretax income:              $3,250.00     $4,000.00
Tax:                        (1,398.80)    NONE
After-tax income:           $1,851.20     $4,000.00

     From time to time, information, charts and illustrations similar to the following, showing changes in certificate of deposit yields, and yields and taxable equivalent yields of limited maturity municipal bonds may be included in advertisements and other material supplied to present and prospective shareholders.

Here's How Far CD Yields Have Fallen...
Average annual yields
Taxable 3-month bank certificates of deposit
Limited maturity municipal bonds:
Tax free yield
Taxable equivalent (43.04% bracket)
(plot points for vertical bar chart follow)
         Average       Ltd Mat     Taxable Equivalent Yield
Year     CD Rate     Muni Yields       (43.04% bracket)
1985       7.34          7.86                13.80
1986       5.74          6.23                10.94
1987       7.25          6.43                11.29
1988       8.10          6.61                11.60
1989       7.82          6.73                11.82
1990       7.38          6.69                11.75
1991       5.36          6.00                10.53
1992       3.08          5.38                 9.45
1993       2.69          4.65                 8.16
1994       3.22          5.40                 9.48
Sources: CDs -- The Wall Street Journal, Rategram;
Limited maturity municipal bonds -- Lehman Brothers, Inc.,
7-year General Obligation Municipal Bond Index.

This chart is for illustration purposes only; the performance of the bond index is not indicative of the Fund's performance.

                            ADDITIONAL TAX MATTERS

    Individual shareholders of the Fund who reside in California will not be subject to California personal income tax on distributions received from the Fund to the extent such distributions are attributable to interest on obligations the interest on which is exempt under either Federal or California law from taxation by the State of California, provided that at least 50% of the Portfolio's assets at the close of each quarter of its taxable year is invested in such obligations. Distributions from the Fund which are attributable to sources other than those in the preceding sentence will generally be taxable to such individual shareholders as ordinary income. Distributions of the Fund's net capital gains (the excess of net long-term capital gain over net short-term capital loss) are taxable to shareholders as long-term capital gains for California personal income tax purposes. In addition, distributions other than exempt-interest dividends are includable in income subject to the California alternative minimum tax. Shares of the Fund will not be subject to the California property tax.

    Distributions of investment income and long-term and short-term capital gains from the Fund will not be excluded from taxable income in determining California corporate taxes for corporate shareholders. However, distributions of the Fund's net capital gains are treated as long-term capital gains for California corporate tax purposes. In addition, distributions may be includable in income subject to the alternative minimum tax.

    California tax law resembles Federal tax law in restricting the deductibility of interest on indebtedness incurred by shareholders to purchase shares and the allowance of losses realized by a shareholder upon the sale or redemption of shares.

             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

    As of June 30, 1995, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of June 30, 1995, Merrill Lynch, Pierce, Fenner & Smith, Inc., New Brunswick, NJ, was the record owner of approximately 25.96% of the outstanding shares, which it held on behalf of its customers who are the beneficial owners of such shares, and as to which it had voting power under certain limited circumstances. To the Trust's knowledge, no other person owned of record or beneficially 5% or more of the Fund's outstanding shares as of such date.

                           TAX EQUIVALENT YIELD TABLE

    The table below shows the effect of the tax status of bonds on the tax equivalent yield received by their holders under the 1995 regular Federal income tax rates and California State income tax laws and tax rates applicable for 1994. It gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax exempt bonds yielding from 4% to 7%.

                                          COMBINED
                                          FEDERAL         A FEDERAL AND CALIFORNIA STATE
                                            AND                 TAX EXEMPT YIELD OF:
    SINGLE RETURN       JOINT RETURN      CA STATE    4%   4.5%    5%    5.5%    6%    6.5%    7%
-------------------  -------------------    TAX     ----------------------------------------------
           (TAXABLE INCOME*)              BRACKET+     IS EQUIVALENT TO A FULLY TAXABLE YIELD OF:
----------------------------------------  -------   ----------------------------------------------
     Up to $ 23,350       Up to $ 39,000   20.10%   5.01%  5.63%  6.26%  6.88%  7.51%  8.14%  8.76%
$ 23,351 - $ 56,550  $ 39,001 - $ 94,250   34.70    6.13   6.89   7.66   8.42   9.19   9.95  10.72
$ 56,551 - $117,950  $ 94,251 - $143,600   37.90    6.44   7.25   8.05   8.86   9.66  10.47  11.27
$117,951 - $256,500  $143,601 - $256,500   43.04    7.02   7.90   8.78   9.66  10.53  11.41  12.29
      Over $256,500        Over $256,500   46.24    7.44   8.37   9.30  10.23  11.16  12.09  13.02

Yields shown are for illustration purposes only and are not meant to represent the Fund's actual yield.

* Net amount subject to Federal and California personal income tax after deductions and exemptions.

+ The combined Federal and California tax brackets are calculated using the highest California
  State rate applicable at the upper portion of these brackets and assume that taxpayers deduct
  California State income taxes paid on their Federal income tax returns. An investor with taxable income within these brackets may have a lower combined tax rate than the combined rate shown.
  Investors who do not itemize deductions on their Federal income tax return will have a higher combined bracket and higher taxable equivalent yield than those indicated above.

Note: The Federal Income Tax portion of above-indicated combined income tax brackets does not take into account the effect of a reduction in the deductibility of Itemized Deductions (including California State Income Taxes) for taxpayers with Adjusted Gross Income in excess of $114,700. The tax brackets also do not show the effects of phaseout of personal exemptions for single filers with Adjusted Gross Income in excess of $114,700 and joint filers with Adjusted Gross Income in excess of $172,050. The effective tax brackets and equivalent taxable yields of such taxpayers will be higher than those indicated above.

Of course, no assurance can be given that EV Marathon California Limited Maturity Tax Free Fund will achieve any specific tax exempt yield. While it is expected that the Portfolio will invest principally in obligations the interest from which is exempt from the regular Federal income tax and California personal income taxes, other income received by the Portfolio and allocated to the Fund may be taxable. The table does not take into account state or local taxes, if any, payable on Fund distributions except for California personal income taxes. It should also be noted that the interest earned on certain "private activity bonds" issued after August 7, 1986, while exempt from the regular Federal income tax, is treated as a tax preference item which could subject the recipient to or increase the recipient's liability for the Federal alternative minimum tax. The illustrations assume that the Federal alternative minimum tax is not applicable and do not take into account any tax credits that may be available.

The information set forth above is as of the date of this Statement of Additional Information. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax equivalent yields set forth above.

                     STATEMENT OF ADDITIONAL INFORMATION

                                   PART II

    This Part II provides information about EV MARATHON CONNECTICUT LIMITED MATURITY TAX FREE FUND. The investment objective of the Fund is to provide (1) a high level of current income exempt from regular Federal income tax and Connecticut State personal income taxes and (2) limited principal fluctuation. The Fund currently seeks to achieve its investment objective by investing its assets in the Connecticut Limited Maturity Tax Free Portfolio (the "Portfolio"). The Fund changed its name from Eaton Vance Connecticut Limited Maturity Tax Free Fund to EV Marathon Connecticut Limited Maturity Tax Free Fund on August 1, 1994.

                           INVESTMENT RESTRICTIONS
    The Fund may not:

    (1) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin;

    (2) Make short sales of securities or maintain a short position, unless at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 25% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time. (The Fund will make such sales only for the purpose of deferring realization of gain or loss for Federal income tax purposes);

    (3) Purchase securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the total outstanding voting securities of such issuer to be held by the Fund; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund;

    (4) Purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is a member, officer, director or trustee of any investment adviser of the Fund, if after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities or both (all taken at market value) of such issuer and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities or both (all taken at market value);

    (5) Underwrite or participate in the marketing of securities of others, except insofar as it may technically be deemed to be an underwriter in selling a portfolio security under circumstances which may require the registration of the same under the Securities Act of 1933, or participate on a joint or a joint and several basis in any trading account in securities;

    (6) Lend any of its funds or other assets to any person, directly or indirectly, except (i) through repurchase agreements and (ii) through the loan of a portfolio security; (The purchase of a portion of an issue of debt obligations, whether or not the purchase is made on the original issuance, is not considered the making of a loan);

    (7) Borrow money or pledge its assets in excess of 1/3 of the value of its net assets (excluding the amount borrowed) and then only if such borrowing is incurred as a temporary measure for extraordinary or emergency purposes or to facilitate the orderly sale of portfolio securities to accommodate redemption requests; or issue securities other than its shares of beneficial interest, except as appropriate to evidence indebtedness, including reverse repurchase agreements, which the Fund is permitted to incur. The Fund will not purchase securities while outstanding borrowings, including reverse repurchase agreements, exceed 5% of its total assets; provided, however, that the Fund may increase its interest in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund while such borrowings are outstanding. The deposit of cash, cash equivalents and liquid debt securities in a segregated account with the Fund's custodian and/or with a broker in connection with futures contracts or related options transactions and the purchase of securities on a "when-issued" basis are not deemed to be a pledge;

    (8) Invest for the purpose of exercising control or management of other companies; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund;

    (9) Purchase or sell real estate (including limited partnership interests, but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest or deal in real estate or securities which are secured by real estate);

    (10) Purchase or sell physical commodities or futures contracts for the purchase or sale of physical commodities, provided that the Fund may enter into all types of futures contracts on securities and on securities, economic and other indices and may purchase and sell options on such futures contracts;

    (11) Buy investment securities from or sell them to any of the officers or Trustees of the Trust, its investment adviser or its principal underwriter, as principal; however, any such persons or concerns may be employed as a broker upon customary terms;

    (12) Purchase oil, gas or other mineral leases or purchase partnership interests in oil, gas or other mineral exploration or development programs.

    The Fund and the Portfolio have each adopted the following nonfundamental investment policies. Neither the Fund nor the Portfolio may invest more than 15% of net assets in investments which are not readily marketable, including restricted securities and repurchase agreements maturing in more than seven days. Restricted securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 that the Board of Trustees of the Trust or the Portfolio, or its delegate, determines to be liquid, based upon the trading markets for the specific security; provided, however, that the Fund may invest without limitation in the Portfolio or in another investment company with substantially the same investment objective. Neither the Fund nor the Portfolio may purchase securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years, if by reason thereof the value of its aggregate investment in such class of securities will exceed 5% of its total assets, provided that the issuers of securities rated by Moody's, S&P, Fitch or any other nationally recognized rating service shall not be considered "unseasoned"; provided, however, that the Fund may invest without limitation in the Portfolio in another investment company with substantially the same investment objective. Neither the Fund nor the Portfolio may engage in options, futures or forward transactions if more than 5% of its net assets, as measured by the aggregate of the premiums paid by the Fund or the Portfolio, would be so invested. The Fund and Portfolio may purchase put options on municipal obligations only if, after such purchase, not more than 5% of its net assets, as measured by the aggregate of the premiums paid for such options held by it, would be so invested. Neither the Fund nor the Portfolio may invest in warrants, valued at the lower of cost or market, exceeding 5% of the value of its net assets. Included within that amount, but not to exceed 2% of the value of its net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund or the Portfolio in units or attached to securities may be deemed to be without value. Neither the Fund nor the Portfolio intends to invest in reverse repurchase agreements during the current fiscal year.

    In order to permit the sale of shares of the Fund in certain states, the Fund may make commitments more restrictive than the policies described above. Should the Fund determine that any such commitment is no longer in the best interests of the Fund and its shareholders, it will revoke the commitment by terminating sales of its shares in the state(s) involved.

                            RISKS OF CONCENTRATION

    The following information as to certain Connecticut considerations is given to investors in view of the Portfolio's policy of concentrating its investments in Connecticut issuers. Such information is derived from sources that are generally available to investors and is believed to be accurate. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of Connecticut issuers. Neither the Trust nor the Portfolio has independently verified this information.

    Although the manufacturing sector has traditionally been of prime economic importance to Connecticut, the non-manufacturing sector of employment (primarily aircraft engines, helicopters and submarines) now dominate the State's economy. Approximately 82% of the State's non-agricultural employment is in the non-manufacturing sector, with 30% of the total in the service sector, 22% in the wholesale and retail trade sector, and 14% in the government sector. Defense-related business plays an important role in the Connecticut economy, and defense awards to Connecticut have traditionally been among the highest in the nation on a per capita basis. However, in recent years the Federal government has reduced defense-related spending which has had an adverse impact on the Connecticut economy.

    As of April 1995, the unemployment rate in Connecticut on a seasonally adjusted basis was 4.9%, compared to 5.68% for the nation. Between March 1994 and March 1995, the State gained 13,700 non-farm jobs, with gains in the services, trade and government sectors offsetting losses in the manufacturing (durable goods), finance, insurance and real estate sectors of the economy. The State's economy is beginning a slow recovery, constrained by military spending cuts and cost containment pressures in the insurance and biomedical industries. The full economic impact of continued corporate downsizing in the defense and insurance industries may not be fully realized.

    The State derives over 70% of its revenues from taxes imposed by the State. The two major taxes have been the sales and use tax and the corporation business tax, each of which is sensitive to changes in the level of economic activity in the State, but the Connecticut personal income tax on individuals, trusts, and estates enacted in 1991 is expected to supersede them in importance. In order to promote economic stability and provide a positive business climate, several tax changes were adopted during the 1993 legislative session. Among the most significant changes were the changes to the Corporation Business Tax -- a 4 year gradual rate reduction to 11.25% beginning January 1, 1995; 11% beginning January 1, 1996; 10.5% beginning January 1, 1997 and 10% beginning January 1, 1998.

    During fiscal 1991-92, the State issued $965.7 million of Economic Recovery Notes, of which $555.6 million remained outstanding as of October 1, 1994. The State ended the 1992-93 fiscal year with a $113.5 million General Fund operating surplus and a $19.7 million General Fund surplus for the 1993-1994 fiscal year.

    The State, its officers and employees are defendants in numerous lawsuits. According to the State Attorney General's Office, an adverse decision in any of the cases summarized herein could materially affect the State's financial position: (i) an action to enforce the spending cap provision of the State's constitution by seeking to require that the General Assembly define certain terms used therein and to enjoin certain increases in "general budget expenditures" until this is done; (ii) litigation on behalf of black and hispanic school children in the City of Hartford seeking "integrated education" within the greater Hartford metropolitan area; (iii) litigation involving claims by Indian tribes to less than 1/10 of 1% of the State's land area; (iv) litigation challenging the State's method of financing elementary and secondary public schools on the grounds that it denies equal access to education; (v) an action in which two retarded persons seek placement outside a State hospital, new programs, and damages on behalf of themselves and all mentally retarded patients at the hospital; (vi) litigation involving claims for refunds of taxes by several cable television companies; (vii) an action on behalf of all persons with retardation or traumatic brain injury, claiming that their constitutional rights are violated by placement in State hospitals alleged not to provide adequate treatment and training, and seeking placement in community residential settings with appropriate support services; (viii) an action by the Connecticut Hospital Association and 33 hospitals seeking to require the State to reimburse hospitals for in-patient medical services on a more favorable basis; (ix) a class action by the Connecticut Criminal Defense Lawyers Association claiming a campaign of illegal surveillance activity and seeking damages and injunctive relief; (x) two actions for monetary damages brought by a former patient at a State mental hospital stemming from an attempted suicide that left her brain-damaged; (xi) an action challenging the validity of the State's imposition of surcharges on hospital charges to finance certain uncompensated care costs incurred by hospitals; and (xii) an action challenging the validity of the State's imposition of gross earnings taxes on hospital revenues to finance certain uncompensated care costs.

                              FEES AND EXPENSES

INVESTMENT ADVISER
    As of March 31, 1995, the Portfolio had net assets of $17,315,618. For the fiscal year ended March 31, 1995, absent a fee reduction, the Portfolio would have paid BMR advisory fees of $80,031 (equivalent to 0.45% of the Portfolio's average daily net assets for such year). To enhance the net income of the Portfolio, BMR made a reduction of the full amount of its advisory fee and BMR was allocated a portion of the expenses related to the operation of the Portfolio in the amount of $8,932. For the period from the Portfolio's start of business, April 16, 1993, to March 31, 1994, absent a fee reduction, the Portfolio would have paid BMR advisory fees of $34,054 (equivalent to 0.44% (annualized) of the Portfolio's average daily net assets for such period). To enhance the net income of the Portfolio, BMR made a reduction of the full amount of its advisory fee and BMR was allocated a portion of the expenses related to the operation of the Portfolio in the amount of $14,314. The Portfolio's Investment Advisory Agreement with BMR is dated April 9, 1993 and remains in effect until February 28, 1996. The Agreement may be continued as described under "Investment Adviser and Administrator" in Part I of this Statement of Additional Information.

ADMINISTRATOR
    As stated under "Investment Adviser and Administrator" in Part I of this Statement of Additional Information, the Administrator currently receives no compensation for providing administrative services to the Fund. For the fiscal year ended March 31, 1995, and for the period from the start of business, April 16, 1993, to March 31, 1994, $12,014 and $43,220, respectively, of the Fund's operating expenses were allocated to the Administrator.

DISTRIBUTION PLAN
    The Distribution Plan and Distribution Agreement remain in effect until April 28, 1996 and may be continued as described under "Distribution Plan" in
Part I of this Statement of Additional Information. Pursuant to Rule 12b-1, the Plan has been approved by the Fund's initial sole shareholder (Eaton Vance) and by the Board of Trustees of the Trust, including the Rule 12b-1 Trustees, as required by Rule 12b-1. The Fund pays the Principal Underwriter sales commissions equal to 3.5% of the amount received by the Fund for each Class I share sold (excluding reinvestment of distributions). During the fiscal year ended March 31, 1995, the Fund made sales commission payments under the Plan to the Principal Underwriter aggregating $115,401, which amount was used by the Principal Underwriter to defray sales commissions aggregating $39,974 paid during such period by the Principal Underwriter to Authorized Firms on sales of Class I shares of the Fund and to reduce Uncovered Distribution Charges. During such period contingent deferred sales charges aggregating approximately $33,483 were imposed on early redeeming shareholders and paid to the Principal Underwriter, which amount was used by the Principal Underwriter to reduce Uncovered Distribution Charges. As at March 31, 1995, the outstanding Uncovered Distribution Charges of the Principal Underwriter calculated under the Plan amounted to approximately $445,972 (which amount was equivalent to 2.9% of the Fund's net assets attributable to Class I shares on such day). During the fiscal year ended March 31, 1995, the Fund accrued service fee payments under the Plan aggregating $8,098, of which $4,775 was paid to the Principal Underwriter. The Principal Underwriter paid $4,763 as service fees to Authorized Firms and the balance was retained by the Principal Underwriter.

PRINCIPAL UNDERWRITER
    For the fiscal year ended March 31, 1995, the Fund paid the Principal Underwriter $200.00 for repurchase transactions handled by the Principal Underwriter (being $2.50 for each such transaction).

CUSTODIAN
    For the fiscal year ended March 31, 1995, the Fund paid IBT $8,395. For the fiscal year ended March 31, 1995, the Portfolio paid IBT $9,588.

BROKERAGE
    For the fiscal year ended March 31, 1995, and for the period from the start of business, April 16, 1993, to March 31, 1994, the Portfolio paid no brokerage commissions on portfolio transactions.

TRUSTEES
    The fees and expenses of those Trustees of the Trust and of the Portfolio who are not members of the Eaton Vance organization (the noninterested Trustees) are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. (The Trustees of the Trust and the Portfolio who are members of the Eaton Vance organization receive no compensation from the Trust or the Portfolio.) During the fiscal year ended March 31, 1995, the noninterested Trustees of the Trust and the Portfolio earned the following compensation in their capacities as Trustees from the Fund, the Portfolio and the other funds in the Eaton Vance fund complex(1):

                                 AGGREGATE      AGGREGATE    TOTAL COMPENSATION
                               COMPENSATION   COMPENSATION     FROM TRUST AND
  NAME                           FROM FUND   FROM PORTFOLIO     FUND COMPLEX
  ----                         ------------  --------------  ------------------
  Donald R. Dwight ..........     $34            $34(2)          $135,000(4)
  Samuel L. Hayes, III ......     $33             33(3)           147,500(5)
  Norton H. Reamer ..........      31             31              135,000
  John L. Thorndike .........      32             32              140,000
  Jack L. Treynor ...........      34             34              140,000
----------
(1) The Eaton Vance fund complex consists of 205 registered investment companies or series thereof.
(2) Includes $5 of deferred compensation.
(3) Includes $10 of deferred compensation.
(4) Includes $17,500 of deferred compensation.
(5) Includes $33,750 of deferred compensation.

                        ADDITIONAL OFFICER INFORMATION

    The Portfolio has the following officer not listed under "Officers of the Trust and the Portfolio" in the Fund's Part I of this Statement of Additional Information.

WILLIAM H. AHERN (36), VICE PRESIDENT OF THE PORTFOLIO
Assistant Vice President of BMR, Eaton Vance and EV and an employee of Eaton
  Vance since July 17, 1989. Officer of various investment companies managed by Eaton Vance or BMR. Mr. Ahern was elected Vice President of the Portfolio on June 19, 1995.

                           PERFORMANCE INFORMATION

    The tables below indicate the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the life of the Fund from April 16, 1993 through March 31, 1995, and for the one-year period ended March 31, 1995.

                                              VALUE OF A $1,000 INVESTMENT*

                                                    VALUE OF       VALUE OF
                                                   INVESTMENT     INVESTMENT
                                                     BEFORE          AFTER
                                                    DEDUCTING    DEDUCTING THE     TOTAL RETURN BEFORE        TOTAL RETURN AFTER
                                                 THE CONTINGENT   CONTINGENT     DEDUCTING THE CONTINGENT  DEDUCTING THE CONTINGENT
                                                    DEFERRED       DEFERRED       DEFERRED SALES CHARGE    DEFERRED SALES CHARGE***
      INVESTMENT        INVESTMENT    AMOUNT OF   SALES CHARGE  SALES CHARGE***  ------------------------  ------------------------
        PERIOD             DATE      INVESTMENT    ON 3/31/95     ON 3/31/95     CUMULATIVE   ANNUALIZED   CUMULATIVE   ANNUALIZED
      ----------        ----------   ----------    ----------     ----------     ----------   ----------   ----------   ----------
Life of
the Fund**               4/16/93*      $1,000       $1,050.21      $1,025.99        5.02%        2.53%        2.60%        1.32%
1 Year Ended
3/31/95**                3/31/94       $1,000       $1,042.67      $1,012.67        4.27%        4.27%        1.27%        1.27%

                                        PERCENTAGE CHANGES 4/16/93* -- 3/31/95

                                 NET ASSET VALUE TO NET ASSET VALUE                     NET ASSET VALUE TO NET ASSET VALUE
                              BEFORE DEDUCTING THE CONTINGENT DEFERRED               AFTER DEDUCTING THE CONTINGENT DEFERRED
                           SALES CHARGE WITH ALL DISTRIBUTIONS REINVESTED        SALES CHARGE*** WITH ALL DISTRIBUTIONS REINVESTED
                           ----------------------------------------------        -------------------------------------------------

FISCAL YEAR ENDED          ANNUAL         CUMULATIVE       AVERAGE ANNUAL        ANNUAL         CUMULATIVE       AVERAGE ANNUAL
-----------------          ------         ----------       --------------        ------         ----------       --------------
3/31/94**                    --             0.73%               --                 --             -2.18%              --
3/31/95**                   4.27%           5.02%              2.53%              1.27%            2.60%             1.32%

     Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.

----------
  * Investment operations began on April 16, 1993.
 ** If a portion of the Portfolio's and/or the Fund's expenses had not been subsidized, the Fund would have had lower returns.
*** No contingent deferred sales charge is imposed on shares purchased more than four years prior to the redemption, shares acquired through the reinvestment of distributions, or any appreciation in value of other shares in the account, and no such charge is imposed on exchanges of Fund shares for shares of one or more other funds listed under "The Eaton Vance
    Exchange Privilege" in the Fund's current Prospectus.
----------

    For the thirty-day period ended March 31, 1995, the yield of the Fund was 4.09%. The yield required of a taxable security that would produce an after-tax yield equivalent to that earned by the Fund of 4.09% would be 6.20%, assuming a combined Federal and State tax rate of 34.11%. If a portion of the Portfolio's and the Fund's expenses had not been allocated to the Investment Adviser and the Administrator, respectively, the Fund would have had a lower yield.

    The Fund's distribution rate (calculated on March 31, 1995 and based on the Fund's monthly distribution paid March 15, 1995) was 3.66%, and the Fund's effective distribution rate (calculated on the same date and based on the same monthly distribution) was 3.73%. If a portion of the Portfolio's and the Fund's expenses had not been allocated to the Investment Adviser and the Administrator, respectively, the Fund would have had a lower distribution rate and effective distribution rate.

    The Portfolio's diversification by quality ratings as of June 30, 1995, was:

       RATING ASSIGNED BY               PERCENT
      MOODY'S, S&P OR FITCH        OF BOND HOLDINGS
   --------------------------    --------------------
           Aaa or AAA                     41.5%
            Aa or AA                      30.8
                A                         23.8
           Baa or BBB                      3.9
            Ba or BB                       --
                B                          --
             Below B                       --
            Not rated                      --
                                         -----
              Total                      100.0%

    The following information compares the taxable equivalent yield of an investment in the Fund yielding a hypothetical 4.00% with the after-tax yield of a certificate of deposit yielding 3.25%. The tax brackets used in the table are the combined Federal and Connecticut tax brackets applicable for 1995:
18.25% for single filers with taxable income up to $23,350 and joint filers up to $39,000; 31.24% for single filers with taxable income from $23,351 to $56,550 and joint filers from $39,001 to $94,250; 34.11% for single filers with taxable income from $56,551 to $117,950 and joint filers from $94,251 to $143,600; 38.88% for single filers with taxable income from $117,951 to $256,500 and joint filers from $143,601 to $256,500; and 42.32% for single and joint filers with taxable income over $256,500. The applicable Federal tax rates within each of these combined brackets are 15%, 28%, 31%, 36% and 39.6% over the same ranges of income. The highest effective Connecticut State income tax rate is 4.5%. Tax credits reduce the effective Connecticut tax rate for single filers with taxable income up to $52,500 and joint filers up to $100,500. The combined brackets use the highest effective Connecticut tax rate for single or joint filers within each combined bracket. Taxpayers with taxable income within these brackets may have a lower combined tax rate than indicated above. The combined brackets are not simply the sum of each of the taxes, as they assume that State taxes are deducted on the Federal income tax return, reducing the effective combined tax brackets. These brackets also do not take into account the phaseout of personal exemptions and limitations on deductibility of itemized deductions over certain ranges of income. Investors who are subject to such phaseout or limitation may be subject to higher combined tax rates than indicated above. Investors should consult with their tax advisers for more information.

                                                  TAX BRACKET
                                  18.25%   31.24%   34.11%   38.88%   42.32%
                                  ------------------------------------------
  Tax free yield ..............    4.00%    4.00%    4.00%    4.00%    4.00%
  Taxable equivalent ..........    4.89     5.82     6.07     6.54     6.93

  Certificates of deposit:
      Yield ...................    3.25     3.25     3.25     3.25     3.25
      After-tax yield .........    2.66     2.23     2.14     1.99     1.87

    The following is an illustration of the Tax Free Yield Advantage, comparing after-tax yields of a certificate of deposit yielding 3.25% and a hypothetical tax free investment yielding 4.00%. This illustration also quantifies the Federal income tax payable on hypothetical investments of $100,000 in a certificate of deposit yielding 3.25% and a hypothetical tax free investment yielding 4.00%, and compares the after-tax return of such investments. The chart is based on 3-month bank CDs (Source: The Wall Street Journal ) and current limited maturity municipal bond yields, compiled by Eaton Vance Management. This illustration is not meant to imply or predict any future rate of return for the Fund. See your financial adviser for the Fund's current yield and actual CD rates.

The Tax Free Yield Advantage
(38.88% combined tax bracket)
3.25% Certificate of deposit
3.25% Pretax yield
1.99% After-tax yield

4.00% Tax free investment
6.54% Taxable equivalent yield
4.00% Tax free yield

Example:
Two $100,000 investments ...              3.25% CD            4.00% Tax free
Pretax income:                            $3,250.00           $4,000.00
Tax:                                      (1,263.60)          NONE
After-tax income:                         $1,986.40           $4,000.00

     From time to time, information, charts and illustrations similar to the following, showing changes in certificate of deposit yields, and yields and taxable equivalent yields of limited maturity municipal bonds may be included in advertisements and other material supplied to present and prospective shareholders.

Here's How Far CD Yields Have Fallen...
Average annual yields
Taxable 3-month bank certificates of deposit
Limited maturity municipal bonds:
Tax free yield
Taxable equivalent (38.88% bracket)
(plot points for vertical bar chart follow)
         Average       Ltd Mat     Taxable Equivalent Yield
Year     CD Rate     Muni Yields       (38.88% bracket)
1985       7.34          7.86                12.86
1986       5.74          6.23                10.19
1987       7.25          6.43                10.52
1988       8.10          6.61                10.81
1989       7.82          6.73                11.01
1990       7.38          6.69                10.95
1991       5.36          6.00                 9.82
1992       3.08          5.38                 8.80
1993       2.69          4.65                 7.61
1994       3.22          5.40                 8.84
Sources: CDs -- The Wall Street Journal, Rategram;
Limited maturity municipal bonds -- Lehman Brothers, Inc.,
7-year General Obligation Municipal Bond Index.

This chart is for illustration purposes only; the performance of the bond index is not indicative of the Fund's performance.

             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

    As at June 30, 1995, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of June 30, 1995, Merrill Lynch, Pierce, Fenner & Smith, Inc., New Brunswick, NJ, was the record owner of approximately 21.4% of the outstanding shares, which were held on behalf of its customers who are the beneficial owners of such shares, and as to which it had voting power under certain limited circumstances. To the Trust's knowledge, no other person owned of record or beneficially 5% or more of the Fund's outstanding shares as of such date.

                          TAX EQUIVALENT YIELD TABLE

    The table below shows the effect of the tax status of bonds on the tax equivalent yield received by their holders under the regular Federal income tax and Connecticut State income tax laws and tax rates applicable for 1995. It gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax exempt bonds yielding from 4% to 7%.

                                          COMBINED
                                          FEDERAL            A FEDERAL AND CONNECTICUT STATE
                                            AND                    TAX EXEMPT YIELD OF:
    SINGLE RETURN       JOINT RETURN      CT STATE  4%    4.5%    5%    5.5%    6%    6.5%    7%
-------------------  -------------------    TAX     ----------------------------------------------
           (TAXABLE INCOME*)              BRACKET+    IS EQUIVALENT TO A FULLY TAXABLE YIELD OF:
----------------------------------------  -------   ----------------------------------------------
     Up to $ 23,350       Up to $ 39,000   18.25%   4.89%  5.50%  6.12%  6.73%  7.34%  7.95%  8.56%
$ 23,351 - $ 56,550  $ 39,001 - $ 94,250   31.24    5.82   6.54   7.27   8.00   8.73   9.45  10.18
$ 56,551 - $117,950  $ 94,251 - $143,600   34.11    6.07   6.83   7.59   8.35   9.11   9.86  10.62
$117,951 - $256,500  $143,601 - $256,500   38.88    6.54   7.36   8.18   9.00   9.82  10.63  11.45
      Over $256,500        Over $256,500   42.32    6.93   7.80   8.67   9.54  10.40  11.27  12.14

Yields shown are for illustration purposes only and are not meant to represent the Fund's actual yield.

* Net amount subject to Federal and Connecticut personal income tax after deductions and exemptions.

+ The Connecticut personal income tax rate is 4.5%. Tax credits reduce the effective Connecticut tax rate for single filers with taxable income up to $52,500 and joint filers up to $100,500. The combined Federal and State tax brackets use the highest effective Connecticut tax rate for single or joint filers (reduced by available tax credits) within each combined bracket and do not take into account Connecticut personal exemptions which might be available. Taxpayers with taxable income within these brackets may have a lower combined bracket and taxable equivalent yield than indicated above. The combined tax rates assume that Connecticut taxes are Itemized Deductions for
  Federal income tax purposes. Investors who do not itemize deductions on their Federal Income Tax
  Return will have a higher combined bracket and higher taxable equivalent yield than those indicated above.

Note: The Federal Income Tax portion of above-indicated combined income tax brackets does not take into account the effect of a reduction in the deductibility of Itemized Deductions (including Connecticut State Income Taxes) for taxpayers with Adjusted Gross Income in excess of $114,700. The tax brackets also do not show the effects of phaseout of personal exemptions for single filers with Adjusted Gross Income in excess of $114,700 and joint filers with Adjusted Gross Income in excess of $172,050. The effective tax brackets and equivalent taxable yields of such taxpayers will be higher than those indicated above.

Of course, no assurance can be given that EV Marathon Connecticut Limited Maturity Tax Free Fund will achieve any specific tax exempt yield. While it is expected that the Portfolio will invest principally in obligations the interest from which is exempt from the regular Federal income tax and Connecticut personal income taxes, other income received by the Portfolio and allocated to the Fund may be taxable. The table does not take into account state or local taxes, if any, payable on Fund distributions except for Connecticut personal income taxes. It should also be noted that the interest earned on certain "private activity bonds" issued after August 7, 1986, while exempt from the regular Federal income tax, is treated as a tax preference item which could subject the recipient to or increase the recipient's liability for the Federal alternative minimum tax. The illustrations assume that the Federal alternative minimum tax is not applicable and do not take into account any tax credits that may be available.

The information set forth above is as of the date of this Statement of Additional Information. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax equivalent yields set forth above.

                     STATEMENT OF ADDITIONAL INFORMATION

                                   PART II

    This Part II provides information about EV MARATHON FLORIDA LIMITED MATURITY TAX FREE FUND. The investment objective of the Fund is to provide (1) a high level of current income exempt from regular Federal income tax in the form of an investment exempt from Florida intangibles tax and (2) limited principal fluctuation. The Fund currently seeks to achieve its investment objective by investing its assets in the Florida Limited Maturity Tax Free Portfolio (the "Portfolio"). The Fund changed its name from Eaton Vance Florida Limited Maturity Tax Free Fund to EV Marathon Florida Limited Maturity Tax Free Fund on January 11, 1994.

                           INVESTMENT RESTRICTIONS

    The Fund may not:

    (1) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin;

    (2) Borrow money or issue senior securities except as permitted by the Investment Company Act of 1940;

    (3) Underwrite or participate in the marketing of securities of others, except insofar as it may technically be deemed to be an underwriter in selling a portfolio security under circumstances which may require the registration of the same under the Securities Act of 1933;

    (4) Purchase or sell real estate (including limited partnership interests in real estate, but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest or deal in real estate or securities which are secured by real estate);

    (5) Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities; or

    (6) Make loans to any person except by (a) the acquisition of debt instruments and making portfolio investments, (b) entering into repurchase agreements, and (c) lending portfolio securities.

    Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.


    In addition, as a matter of nonfundamental policy, neither the Fund nor the Portfolio may (a) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 25% of its net assets (taken at current value) is held as collateral for such sales at any one time. (The Fund and the Portfolio will make such sales only for the purpose of deferring realization of gain or loss for Federal income tax purposes); (b) purchase or retain in its portfolio securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust or of the Portfolio, or is a member, officer, director or trustee of any investment adviser of the Fund or of the Portfolio, if after the purchase of the securities of such issuer by the Fund or the Portfolio one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities or both (all taken at market value) of such issuer and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities or both (all taken at market value); (c) purchase oil, gas or other mineral leases or purchase partnership interests in oil, gas or other mineral exploration or development programs; (d) invest more than 15% of its net assets in investments which are not readily marketable, including restricted securities and repurchase agreements maturing in more than seven days. Restricted securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 that the Board of Trustees of the Trust or the Portfolio, or its delegate, determines to be liquid, based upon the trading markets for the specific security; (e) purchase securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years, if by reason thereof the value of its aggregate investment in such class of securities will exceed 5% of its total assets, provided that the issuers of securities rated by Moody's, S&P, Fitch or any other nationally recognized rating service shall not be considered "unseasoned"; (f) engage in options, futures or forward transactions if more than 5% of its net assets, as measured by the aggregate of the premiums paid by the Fund or the Portfolio, would be so invested; or (g) invest in warrants, valued at the lower of cost or market, exceeding 5% of the value of its net assets. Included within that amount, but not to exceed 2% of the value of its net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund or the Portfolio in units or attached to securities may be deemed to be without value. The Fund and the Portfolio may purchase put options on municipal obligations only if, after such purchase, not more than 5% of its net assets, as measured by the aggregate of the premiums paid for such options held by it, would be so invested. Neither the Fund nor the Portfolio intends to invest in reverse repurchase agreements during the current fiscal year.


    In order to permit the sale of shares of the Fund in certain states, the Fund may make commitments more restrictive than the policies described above. Should the Fund determine that any such commitment is no longer in the best interests of the Fund and its shareholders, it will revoke the commitment by terminating sales of its shares in the state(s) involved.

                            RISKS OF CONCENTRATION

    The following information as to certain Florida considerations is given to investors in view of the Portfolio's policy of concentrating its investments in Florida issuers. Such information is derived from sources that are generally available to investors and is believed to be accurate. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of Florida issuers. Neither the Trust nor the Portfolio has independently verified this information.

    Florida is characterized by rapid population growth and substantial capital needs which are being funded through more frequent debt issuance and pay-as-you-go financing. The State of Florida operates on the basis of a fiscal biennium for its appropriations and expenditures and is constitutionally bound to maintain a balanced budget. The State's financial operations are considerably different than most other states because, under the State's constitution, there is no state income tax. A constitutional amendment would therefore be necessary to impose an income tax. Only seven states currently do not impose income taxes upon their residents. The lack of an income tax exposes total State tax collections to considerably more volatility than would otherwise be the case and, in the event of an economic downswing, could affect the State's ability to pay principal and interest in a timely manner.

    The 1992-1993 Florida budget authorized $11.862 billion in General Fund spending, an increase of 6.5% from the final 1991-1992 level. New taxes, including a 0.5 mill ($0.50 per $1,000 of valuation) increase in the intangible personal property tax, were expected to produce an additional $378.2 million in revenue to fund school and prison construction. Other tax changes included a 1% sales tax increase on taxable purchases of telecommunications and electric services, an increase in documentary stamp taxes, and the inclusion of several previously exempt services for the sales tax. Revenue collections were $200 million over initial estimates, with $170 million due to normal economic activity and $30 million attributed to rebuilding after Hurricane Andrew. Combined general revenue fund and working capital unencumbered reserves increased to $441.4 million, or 3.7% of expenditures.

    Non-recurring revenue from rebuilding efforts following Hurricane Andrew was $220 million in 1993-94 and is estimated to be $159 million in 1994-95. In 1993-94, $190 million was transferred to a hurricane relief trust fund and $159 million is budgeted to be transferred in 1994-95.

    In 1993, the Florida state constitution was amended to limit the annual growth in the assessed valuation of residential property. This amendment could, over time, constrain the growth in property taxes, a major revenue source for local governments. The amendment restricts annual increases in assessed valuation to the lesser of 3% or the Consumer Price Index. The amendment applies only to residential properties eligible for the homestead exemption and does not affect the valuation of rental, commercial, or industrial properties. When sold, residential property would be reassessed at market value. While no immediate ratings implications are expected, the amendment could have a negative impact on the financial performance of local governments over time and lead to ratings revisions which may have a negative impact on the prices of affected bonds.

                              FEES AND EXPENSES

INVESTMENT ADVISER
    As of March 31, 1995, the Portfolio had net assets of $164,578,915. For the fiscal year ended March 31, 1995, the Portfolio paid BMR advisory fees of $821,095 (equivalent to 0.46% of the Portfolio's average daily net assets for such year). For the period from the Portfolio's start of business, May 3, 1993, to March 31, 1994, the Portfolio paid BMR advisory fees of $591,314 (equivalent to 0.45% (annualized) of the Portfolio's average daily net assets for such period). The Portfolio's Investment Advisory Agreement with BMR is dated October 13, 1992 and remains in effect until February 28, 1996. The Agreement may be continued as described under "Investment Adviser and Administrator" in Part I of this Statement of Additional Information.

    Prior to May 3, 1993 (when the Fund transferred substantially all of its assets to the Portfolio in exchange for an interest in the Portfolio), the Fund retained Eaton Vance as its investment adviser. For the period from April 1, 1993, to May 3, 1993, the Fund paid Eaton Vance advisory fees of $37,256 (equivalent to 0.49% (annualized) of the Fund's average daily net asset for such period). For the period from the start of business, May 29, 1992, to March 31, 1993, Eaton Vance would have earned, absent a fee reduction, advisory fees of $162,932 (equivalent to 0.45% (annualized) of the Fund's average daily net assets for such period). To enhance the net income of the Fund, Eaton Vance made a reduction of its fee in the amount of $88,144 during such period.

ADMINISTRATOR
    As stated under "Investment Advisor and Administrator" in Part I of this Statement of Additional Information, the Administrator currently receives no compensation for providing administrative services to the Fund.

DISTRIBUTION PLAN
    The Distribution Plan and Distribution Agreement remain in effect until April 28, 1996, and may be continued as described under "Distribution Plan" in
Part I of this Statement of Additional Information. Pursuant to Rule 12b-1, the Plan has been approved by the Fund's shareholders and by the Board of Trustees of the Trust, including the Rule 12b-1 Trustees, as required by Rule 12b-1. The Fund pays the Principal Underwriter sales commissions equal to 3% of the amount received by the Fund for each Class I share sold (excluding reinvestment of distributions). During the fiscal year ended March 31, 1995, the Fund made sales commission payments under the Plan to the Principal Underwriter aggregating $1,204,269, which amount was used by the Principal Underwriter to defray sales commissions aggregating $282,335 paid during such period by the Principal Underwriter to Authorized Firms on sales of Class I shares of the Fund and to reduce Uncovered Distribution Charges. During such period, contingent deferred sales charges aggregating approximately $585,779 were imposed on early redeeming shareholders and paid to the Principal Underwriter, which amount was used by the Principal Underwriter to defray such sales commissions and to reduce Uncovered Distribution Charges. As at March 31, 1995, the outstanding Uncovered Distribution Charges of the Principal Underwriter calculated under the Plan amounted to approximately $2,844,726 (which amount was equivalent to 1.9% of the Fund's net assets attributable to Class I shares on such day). During the fiscal year ended March 31, 1995 the Fund accrued service fee payments under the Plan aggregating $121,408, of which $99,019 was paid to the Principal Underwriter. The Principal Underwriter paid $98,690 as service fees to Authorized Firms and the balance was retained by the Principal Underwriter.

BROKERAGE
    For the fiscal year ended March 31, 1995, and for the period from the start of business, May 3, 1993, to March 31, 1994, the Portfolio paid no brokerage commissions on portfolio transactions. For the period from the start of business, May 29, 1992, to March 31, 1993, and for the period from April 1, 1993 to May 3, 1993 (when the Fund transferred substantially all of its assets to the Portfolio in exchange for an interest in the Portfolio), the Fund paid no brokerage commissions on portfolio transactions.

PRINCIPAL UNDERWRITER
    For the fiscal year ended March 31, 1995, the Fund paid the Princial Underwriter $1,745.00 for repurchase transactions handled by the Principal Underwriter (being $2.50 for each such transaction).

CUSTODIAN
    For the fiscal year ended March 31, 1995, the Portfolio paid IBT $35,497. For the fiscal year ended March 31, 1995, the Fund paid IBT $13,434.

TRUSTEES
    The fees and expenses of those Trustees of the Trust and of the Portfolio who are not members of the Eaton Vance organization (the noninterested Trustees) are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. (The Trustees of the Trust and the Portfolio who are members of the Eaton Vance organization receive no compensation from the Trust or the Portfolio.) During the fiscal year ended March 31, 1995, the noninterested Trustees of the Trust and the Portfolio earned the following compensation in their capacities as Trustees from the Fund, the Portfolio and the other funds in the Eaton Vance fund complex(1):

                                 AGGREGATE      AGGREGATE    TOTAL COMPENSATION
                               COMPENSATION   COMPENSATION     FROM TRUST AND
  NAME                           FROM FUND   FROM PORTFOLIO     FUND COMPLEX
  ----                         ------------  --------------  ------------------
  Donald R. Dwight ..........     $672          $2,114(2)        $135,000(4)
  Samuel L. Hayes, III ......      657           2,133(3)         147,500(5)
  Norton H. Reamer ..........      630           2,140            135,000
  John L. Thorndike .........      647           2,228            140,000
  Jack L. Treynor ...........      689           2,205            140,000

------------
(1) The Eaton Vance fund complex consists of 205 registered investment companies or series thereof.
(2) Includes $54 of deferred compensation.
(3) Includes $103 of deferred compensation.
(4) Includes $17,500 of deferred compensation.
(5) Includes $33,750 of deferred compensation.

                        ADDITIONAL OFFICER INFORMATION

    The Portfolio has the following officer not listed under "Officers of the Trust and the Portfolio" in the Fund's Part I of this Statement of Additional Information.

RAYMOND E. HENDER (51), Vice President of the Portfolio
Vice President of BMR, Eaton Vance and EV and an employee of Eaton Vance since
  September 8, 1992. Senior Vice President, Bank of New England (1989-1992). Fidelity Management & Research Company -- Portfolio Manager (1977-1988). Officer of various investment companies managed by Eaton Vance or BMR. Mr. Hender was elected Vice President of the Portfolio on June 19, 1995.

                           PERFORMANCE INFORMATION

    The tables below indicate the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the life of the Fund from May 29, 1992 through March 31, 1995, and for the one-year period ended March 31, 1995.

                                              VALUE OF A $1,000 INVESTMENT

                                                    VALUE OF       VALUE OF
                                                   INVESTMENT     INVESTMENT
                                                     BEFORE          AFTER
                                                    DEDUCTING    DEDUCTING THE     TOTAL RETURN BEFORE        TOTAL RETURN AFTER
                                                 THE CONTINGENT   CONTINGENT     DEDUCTING THE CONTINGENT  DEDUCTING THE CONTINGENT
                                                    DEFERRED       DEFERRED       DEFERRED SALES CHARGE    DEFERRED SALES CHARGE**
      INVESTMENT        INVESTMENT    AMOUNT OF   SALES CHARGE  SALES CHARGE***  ------------------------  ------------------------
        PERIOD             DATE      INVESTMENT    ON 3/31/95     ON 3/31/95     CUMULATIVE   ANNUALIZED   CUMULATIVE   ANNUALIZED
      ----------        ----------   ----------    ----------     ----------     ----------   ----------   ----------   ----------
Life of
the Fund**               5/29/92*      $1,000       $1,150.08      $1,130.08        15.01%       5.05%        13.01%       4.40%
1 Year
Ended 3/31/95            3/31/94       $1,000       $1,047.87      $1,017.87         4.79%       4.79%         1.79%       1.79%

                                        PERCENTAGE CHANGES 5/29/92* -- 3/31/95

                                 NET ASSET VALUE TO NET ASSET VALUE                     NET ASSET VALUE TO NET ASSET VALUE
                              BEFORE DEDUCTING THE CONTINGENT DEFERRED               AFTER DEDUCTING THE CONTINGENT DEFERRED
                           SALES CHARGE WITH ALL DISTRIBUTIONS REINVESTED        SALES CHARGE*** WITH ALL DISTRIBUTIONS REINVESTED
                           ----------------------------------------------        ------------------------------------------------

FISCAL YEAR ENDED          ANNUAL         CUMULATIVE       AVERAGE ANNUAL        ANNUAL         CUMULATIVE       AVERAGE ANNUAL
-----------------          ------         ----------       --------------        ------         ----------       --------------
3/31/93**                    --              7.94%              --                  --             4.94%              --
3/31/94                     1.68%            9.75%             5.19%              -1.23%           7.25%             3.88%
3/31/95                     4.79%           15.01%             5.05%               1.79%          13.01%             4.40%

     Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.

----------
  * Investment operations began on May 29, 1992.
 ** If a portion of the Portfolio's and/or the Fund's expenses had not been subsidized, the Fund would have had lower returns.
*** No contingent deferred sales charge is imposed on shares purchased more than four years prior to the redemption, shares acquired through the reinvestment of distributions, or any appreciation in value of other shares in the account, and no such charge is imposed on exchanges of Fund shares for shares of one or more other funds listed under "The Eaton Vance Exchange
    Privilege" in the Fund's current prospectus.

    For the thirty-day period ended March 31, 1995, the yield of the Fund was 3.72%. The yield required of a taxable security that would produce an after-tax yield equivalent to that earned by the Fund of 3.72% would be 5.39% (assuming a Federal tax rate of 31%).

    The Fund's distribution rate (calculated on March 31, 1995 and based on the Fund's monthly distribution paid March 15, 1995) was 3.85%, and the Fund's effective distribution rate (calculated on the same date and based on the same monthly distribution) was 3.92%.

    The Portfolio's diversification by quality ratings as of June 30, 1995 was:

         RATING ASSIGNED BY                 PERCENT
       MOODY'S, S&P OR FITCH           OF BOND HOLDINGS
     -------------------------       --------------------
             Aaa or AAA                       65.1%
              Aa or AA                        14.2
                 A                            14.1
             Baa or BBB                        5.5
              Ba or BB                         --
                 B                             --
              Below B                          --
             Not rated                         1.1
                                             -----
               Total                         100.0%

    The State of Florida generally imposes an intangibles personal property tax on the value of all stocks, notes, bonds and mutual fund shares. The rate of intangibles tax after exemptions in Florida is $.20 per $100 in value. Bank deposits such as bank money market deposit accounts and certificates of deposit are exempt from the Florida intangibles tax. The Florida intangibles tax, which is a fixed rate based on the fair market value of an investment, will vary as a percentage of income with the yield of the investment subject to tax. For example, shares of a mutual fund valued at $10,000 would generally be subject to Florida intangibles tax equaling $20. If the mutual fund shares were yielding 4.00%, generating $400 in annual income, the intangibles tax expressed as a percentage of income would be $20/$400 or 5.00%.

    The following information compares the taxable equivalent yield of an investment in the Fund yielding a hypothetical 4.00% with the after-tax yield of a certificate of deposit yielding 3.25%. The Federal income tax brackets applicable for 1995 are: 15% for single filers with taxable income up to $23,350 and joint filers up to $39,000; 28% for single filers with taxable income from $23,351 to $56,550 and joint filers from $39,001 to $94,250; 31% for single filers with taxable income from $56,551 to $117,950 and joint filers from $94,251 to $143,600; 36% for single filers with taxable income from $117,951 to $256,500 and joint filers from $143,601 to $256,500; and
39.6% for single and joint filers with taxable income over $256,500. Combined Federal and Florida intangibles tax rates expressed as a percentage of income on an investment yielding 4.00%, assuming the deductibility of intangibles taxes on the Federal return for 1995 would be 19.25%, 31.60%, 34.45%, 39.20% and 42.62% over the same ranges of income. This Part II contains a tax equivalent yield table which reflects the tax equivalent yield of the Fund earning hypothetical yields over various Federal income tax brackets as well as a tax equivalent yield table which takes into account the effect of the Florida intangibles tax on the rate of combined Federal and Florida intangibles taxes paid as a percentage of income by a Florida resident.These brackets do not take into account the phaseout of personal exemptions and limitation on deductibility of itemized deductions over certain ranges of income, which increase the effective top Federal tax rate for certain taxpayers. The after-tax yields of certificates of deposit are not reduced by the effect of the Florida intangibles tax as bank deposits are generally exempt from the tax. Investors should consult with their tax advisers for additional information.

                                                TAX BRACKET
                                19.25%    31.60%   34.45%   39.20%   42.62%
                               ---------------------------------------------
  Tax free yield ............    4.00%     4.00%    4.00%    4.00%    4.00%
  Taxable equivalent ........    4.95      5.85     6.10     6.58     6.97

                                               TAX BRACKET*
                                 15%       28%       31%      36%     39.6%
                               ---------------------------------------------
  Certificates of deposit:
      Yield .................    3.25%     3.25%    3.25%    3.25%    3.25%
      After tax yield  ......    2.76      2.34     2.24     2.08     1.96

*CDs are generally exempt from the Florida intangibles tax. Accordingly, the combined tax brackets applicable to after-tax yields are 15%, 28%, 31%, 36% and 39.6%.

    The following is an illustration of the Tax Free Yield Advantage, comparing the after-tax yields of a certificate of deposit yielding 3.25% and a hypothetical tax free investment yielding 4.00%. This illustration also quantifies the Federal income tax payable on hypothetical investments of $100,000 in a certificate of deposit yielding 3.25% and a hypothetical tax free investment yielding 4.00%, and compares the after-tax return of such investments. The chart is based on 3-month bank CDs (Source: The Wall Street Journal) and current limited maturity municipal bond yields, complied by Eaton Vance Management. (The tax bracket used in calculating the CD after-tax yield is 36%, as bank CDs are generally exempt from Florida intangibles tax.) The illustration is not meant to imply or predict any future rate of return for the Fund. See your financial adviser for the Fund's current yield and actual CD rates.

The Tax Free Yield Advantage
(39.20% combined tax bracket)
3.25% Certificate of deposit
3.25% Pretax yield
2.08% After-tax yield

4.00% Tax free investment
6.58% Taxable equivalent yield
4.00% Tax free yield

Example:
Two $100,000 investments ...
                   3.25% CD     4.00% Tax free
Pretax income:    $3,250.00     $4,000.00
Tax:              (1,170.00)    NONE
After-tax income: $2,080.00     $4,000.00

     From time to time, information, charts and illustrations similar to the following, showing changes in certificate of deposit yields, and yields and taxable equivalent yields of limited maturity munciipal bonds may be included in advertisements and other material supplied to present and prospective shareholders.

Here's How Far CD Yields Have Fallen...
Average annual yields
Taxable 3-month bank certificates of deposit
Limited maturity municipal bonds:
Tax free yield
Taxable equivalent (36% bracket)
(plot points for vertical bar chart follow)
                                    Taxable Equivalent Yield
         Average       Ltd Mat     (36% Federal bracket plus
Year     CD Rate     Muni Yields      FL intangibles tax)
1985       7.34          7.86                12.60
1986       5.74          6.23                10.06
1987       7.25          6.43                10.37
1988       8.10          6.61                10.65
1989       7.82          6.73                10.84
1990       7.38          6.69                10.78
1991       5.36          6.00                 9.70
1992       3.08          5.38                 8.73
1993       2.69          4.65                 7.59
1994       3.22          5.40                 8.76
Sources: CDs -- The Wall Street Journal, Rategram;
Limited maturity municipal bonds -- Lehman Brothers, Inc., 7-year General Obligation Municipal Bond Index.

This chart is for illustration purposes only; the performance of the bond index is not indicative of the Fund's performance.


             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

    As of June 30, 1995, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of June 30, 1995, Merrill Lynch, Pierce, Fenner & Smith, Inc., New Brunswick, NJ, was the record owner of approximately 22.1% of the outstanding shares, which it held on behalf of its customers who are the beneficial owners of such shares, and as to which it had voting power under certain limited circumstances. To the Trust's knowledge, no other person owned of record or beneficially 5% or more of the Fund's outstanding shares as of such date.

                          TAX EQUIVALENT YIELD TABLE

The tables below show the effect of the tax status of bonds on the tax equivalent yield received by their holders under the regular Federal income tax and the Florida intangibles tax laws and tax rates applicable for 1995. They show the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax exempt bonds yielding from 4% to 7%.

                                                     YOU ARE IN                   IN YOUR BRACKET, A TAX-FREE YIELD OF
IF THE TAXABLE INCOME ON  OR THE TAXABLE INCOME ON  THIS FEDERAL  -----------------------------------------------------------------
 YOUR SINGLE RETURN IS*     YOUR JOINT RETURN IS*      BRACKET      4%      4.5%       5%      5.5%      6%       6.5%      7%
------------------------  ------------------------  ------------  -----------------------------------------------------------------
                                                                              EQUALS THAT OF A TAXABLE INVESTMENT YIELDING
         Up to $ 23,350            Up to $ 39,000      15.00%       4.71%    5.29%    5.88%    6.47%    7.06%     7.65%    8.24%
    $ 23,351 - $ 56,550       $ 39,001 - $ 94,250      28.00        5.56     6.25     6.94     7.64     8.33      9.03     9.72
    $ 56,551 - $117,950       $ 94,251 - $143,600      31.00        5.80     6.52     7.25     7.97     8.70      9.42    10.14
    $117,951 - $256,500       $143,601 - $256,500      36.00        6.25     7.03     7.81     8.59     9.38     10.16    10.94
          Over $256,500             Over $256,500      39.60        6.62     7.45     8.28     9.11     9.93     10.76    11.59

IF THE TAXABLE INCOME ON  OR THE TAXABLE INCOME ON
 YOUR SINGLE RETURN IS*     YOUR JOINT RETURN IS*                   4%      4.5%       5%      5.5%      6%       6.5%      7%
------------------------  ------------------------                -----------------------------------------------------------------
                                                                  TAX EQUIVALENT YIELD REFLECTING EXEMPTION FROM INTANGIBLES TAX:**
         Up to $ 23,350            Up to $ 39,000                   4.95%    5.54%    6.13%    6.71%     7.30%    7.89%    8.48%
    $ 23,351 - $ 56,550       $ 39,001 - $ 94,250                   5.85     6.54     7.23     7.93      8.62     9.31    10.01
    $ 56,551 - $117,950       $ 94,251 - $143,600                   6.10     6.83     7.55     8.27      9.00     9.72    10.44
    $117,951 - $256,500       $143,601 - $256,500                   6.58     7.36     8.14     8.92      9.70    10.48    11.26
          Over $256,500             Over $256,500                   6.97     7.80     8.62     9.45     10.28    11.10    11.93

Yields shown are for illustration purposes only and are not meant to represent the Fund's actual yield.
 * Net amount subject to Federal personal income tax after deductions and exemptions.
** A Florida intangibles tax on personal property of $2.00 per $1,000 is generally imposed after exemptions on the value of stocks, bonds, other evidences of indebtedness and mutual fund shares. An example of the effect of the Florida intangibles tax on the tax brackets of Florida taxpayers is as follows. A $10,000 investment subject to the tax would require payment of $20 annually in intangibles taxes. If the investment yielded 4% annually or $400, the intangibles tax as a percentage of income would be
   $20/$400 or 5%. If a taxpayer were in the 36% Federal income tax bracket, assuming the intangibles taxes were deducted as an
   Itemized Deduction on the Federal return, the taxpayer would be in a combined Federal and Florida State tax bracket of 39.20%
   [36% + (1 - .36) X 5%] with respect to such investment. A Florida taxpayer whose intangible personal property is exempt or partially exempt from tax due to the availability of exemptions will have a lower taxable equivalent yield than indicated above.

Note: The above-indicated Federal income tax brackets do not take into account the effect of a reduction in the deductibility of itemized deductions for taxpayers with adjusted gross income in excess of $114,700, nor the effects of phaseout of personal exemptions for single and joint filers with adjusted gross incomes in excess of $114,700 and $172,050, respectively. The effective tax brackets and equivalent taxable yields of such taxpayers will be higher than those indicated above.

Of course, no assurance can be given that EV Marathon Florida Limited Maturity Tax Free Fund will achieve any specific tax exempt yield. While it is expected that a substantial portion of the interest income distributed to the Fund shareholders will be exempt from the regular Federal income tax, other income received by the Portfolio and allocated to the Fund may be taxable. This table does not take into account the Florida intangibles tax, state or local taxes, if any, payable on Fund distributions to individuals who are not Florida residents, or intangibles taxes, if any, imposed under the laws of other states. It should also be noted that the interest earned on certain "private activity bonds" issued after August 7, 1986, while exempt from the regular Federal income tax, is treated as a tax preference item which could subject the recipient to or increase the recipient's liability for the Federal alternative minimum tax. The illustrations assume that the Federal alternative minimum tax is not applicable and do not take into account any tax credits that may be available.

The information set forth above is as of the date of this Statement of Additional Information. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax equivalent yields set forth above.

                     STATEMENT OF ADDITIONAL INFORMATION

                                   PART II

    This Part II provides information about EV MARATHON MASSACHUSETTS LIMITED MATURITY TAX FREE FUND. The investment objective of the Fund is to provide (1) a high level of current income exempt from regular Federal income tax and Massachusetts state personal income taxes and (2) limited principal fluctuation. The Fund currently seeks to achieve its investment objective by investing its assets in the Massachusetts Limited Maturity Tax Free Portfolio (the "Portfolio"). The Fund changed its name from Eaton Vance Massachusetts Limited Maturity Tax Free Fund to EV Marathon Massachusetts Limited Maturity Tax Free Fund on January 11, 1994.

                           INVESTMENT RESTRICTIONS

    The Fund may not:

    (1) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin;

    (2) Borrow money or issue senior securities except as permitted by the Investment Company Act of 1940;

    (3) Underwrite or participate in the marketing of securities of others, except insofar as it may technically be deemed to be an underwriter in selling a portfolio security under circumstances which may require the registration of the same under the Securities Act of 1933;

    (4) Purchase or sell real estate (including limited partnership interests in real estate, but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest or deal in real estate or securities which are secured by real estate);

    (5) Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities; or

    (6) Make loans to any person except by (a) the acquisition of debt instruments and making portfolio investments, (b) entering into repurchase agreements, and (c) lending portfolio securities.

    Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.


    In addition, as a matter of nonfundamental policy, neither the Fund nor the Portfolio may (a) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 25% of its net assets (taken at current value) is held as collateral for such sales at any one time. (The Fund and the Portfolio will make such sales only for the purpose of deferring realization of gain or loss for Federal income tax purposes); (b) purchase or retain in its portfolio securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust or of the Portfolio, or is a member, officer, director or trustee of any investment adviser of the Fund or of the Portfolio, if after the purchase of the securities of such issuer by the Fund or the Portfolio one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities or both (all taken at market value) of such issuer and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities or both (all taken at market value); (c) purchase oil, gas or other mineral leases or purchase partnership interests in oil, gas or other mineral exploration or development programs; (d) invest more than 15% of its net assets in investments which are not readily marketable, including restricted securities and repurchase agreements maturing in more than seven days. Restricted securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 that the Board of Trustees of the Trust or the Portfolio, or its delegate, determines to be liquid, based upon the trading markets for the specific security; (e) purchase securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years, if by reason thereof the value of its aggregate investment in such class of securities will exceed 5% of its total assets, provided that the issuers of securities rated by Moody's, S&P, Fitch or any other nationally recognized rating service shall not be considered "unseasoned"; (f) engage in options, futures or forward transactions if more than 5% of its net assets, as measured by the aggregate of the premiums paid by the Fund or the Portfolio, would be so invested; or (g) invest in warrants, valued at the lower of cost or market, exceeding 5% of the value of its net assets. Included within that amount, but not to exceed 2% of the value of its net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund or the Portfolio in units or attached to securities may be deemed to be without value. The Fund and the Portfolio may purchase put options on municipal obligations only if, after such purchase, not more than 5% of its net assets, as measured by the aggregate of the premiums paid for such options held by it, would be so invested. Neither the Fund nor the Portfolio intends to invest in reverse repurchase agreements during the current fiscal year.


    In order to permit the sale of shares of the Fund in certain states, the Fund may make commitments more restrictive than the policies described above. Should the Fund determine that any such commitment is no longer in the best interests of the Fund and its shareholders, it will revoke the commitment by terminating sales of its shares in the state(s) involved.

                            RISKS OF CONCENTRATION
  The following information as to certain Massachusetts considerations is given to investors in view of the Portfolio's policy of concentrating its investments in Massachusetts issuers. Such information is derived from sources that are generally available to investors and is believed to be accurate. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of Massachusetts issuers. Neither the Trust nor the Portfolio has independently verified this information.

    Beginning in 1989, the Commonwealth's economy slowed significantly. Most of the employment growth during this period was experienced in the services and trade sectors of the economy, while the manufacturing sector continues to suffer employment losses. Like most other industrial states, Massachusetts has seen a shift in employment from manufacturing to more technology and service- based industries. Between 1992 and 1993, per capita personal income in Massachusetts increased 0.7% as compared to 0.2% for the nation as a whole. The unemployment rate for the Commonwealth fell from 6.2% in December 1993 to 5.7% for December 1994. The national unemployment rate for December 1994 was 5.4%, changed from 6.4% in December 1994.

    1994 Fiscal Year. The budgeted operating funds of the Commonwealth ended fiscal 1994 with a surplus of revenues and other sources over expenditures and other uses of $26.8 million and aggregate ending fund balances in the budgeted operating funds of the Commonwealth of approximately $589.3 million. Budgeted revenues and other sources for fiscal 1994 totalled approximately $15.550 billion, including tax revenues of $10.607 billion, $87 million below the Department of Revenue's fiscal 1994 tax revenue estimate of $10.694 billion. Total revenues and other sources increased by approximately 5.7% from fiscal 1993 to 1994 while tax revenues increased by 6.8% for the same period.

    Commonwealth budgeted expenditures and other uses in fiscal 1994 totalled $15.523 billion, which is $826.5 million or approximately 5.6% higher than fiscal 1993 budgeted expenditures and other uses.

    In June, 1993, the Legislature adopted and the Governor signed into law comprehensive education reform legislation. This legislation required an increase in expenditures for education purposes above fiscal 1993 base spending of $1.288 billion of approximately $175 million in fiscal 1994. The Executive Office for Administration and Finance expects annual increases in expenditures above the fiscal 1993 base spending of $1.288 billion (after the expenditure of approximately $396 million in fiscal 1995) of $628 million in fiscal 1996 and $868 million in fiscal 1997. Additional annual increases are also expected in later fiscal years.

    On June 21, 1995 the Governor signed into law a $16.8 billion budget for fiscal 1996. Most programs are level funded under the fiscal plan, which represents a 2.6% increase over the fiscal 1995 budget. However, as projected, Commonwealth aid to cities and towns, including a $232 million hike in education funding, rose 8.3%. The budget projects that the Commonwealth will collect $11.6 billion in tax revenues during the coming year.

    Major infrastructure projects are anticipated over the next decade. It is currently anticipated that the federal government will assume responsibility for approximately 90% of the $5 billion cost. The projects include the depression of the central artery which traverses the City of Boston and the construction of a third harbor tunnel linking downtown Boston to Logan Airport.

    The fiscal viability of the Commonwealth's authorities and Municipalities is inextricably linked to that of the Commonwealth. The Commonwealth guarantees the debt of several authorities, most notably the Massachusetts Bay Transportation Authority and the University of Massachusetts Building Authority. Their ratings are based on this guarantee and can be expected to move in tandem. Several other authorities are funded in part or in whole by the Commonwealth and their debt ratings may be adversely affected by a negative change in those of the Commonwealth.

    Massachusetts' municipal governments are constrained in their ability to increase local revenues by an initiative passed in 1980, "Proposition 2 1/2". Proposition 2 1/2 limits the amount of property taxes that can be levied in a fiscal year to the lower of 2.5% of fair value or 102.5% of the previous year's levy unless overridden by a majority of local voters. Proposition 2 1/2 also limits the amount the municipality can be charged by certain government entities such as counties. While Proposition 2 1/2 is not a constitutional question and can therefore be amended or abolished by the legislature, no significant challenge has been raised since it took effect. Increased revenues received by the state and passed on to local governments during the 1980's ameliorated the effect of this initiative and made local governments in Massachusetts more dependent on state aid than those in other states. Therefore, the recent fiscal problems encountered by the state have amplified the economic and fiscal problems encountered by cities and towns throughout the Commonwealth. A continuation of the Commonwealth's fiscal problems resulting in further local aid reductions could, in the absence of overrides, result in payment defaults by local cities and towns and/or ratings downgrades resulting in an erosion of their market value.

                              FEES AND EXPENSES
INVESTMENT ADVISER
    As of March 31, 1995, the Portfolio had net assets of $119,119,542. For the fiscal year ended March 31, 1995, the Portfolio paid BMR advisory fees of $559,365 (equivalent to 0.46% of the Portfolio's average daily net assets for such year). For the period from the Portfolio's start of business, May 3, 1993, to March 31, 1994, the Portfolio paid BMR advisory fees of $400,279 (equivalent to 0.45% (annualized) of the Portfolio's average daily net assets for such period). The Portfolio's Investment Advisory Agreement with BMR is dated October 13, 1992 and remains in effect until February 28, 1996. The Agreement may be continued as described under "Investment Adviser and Administrator" in Part I of this Statement of Additional Information.

    Prior to May 3, 1993 (when the Fund transferred substantially all of its assets to the Portfolio in exchange for an interest in the Portfolio), the Fund retained Eaton Vance as its investment adviser. For the period from April 1, 1993 to May 3, 1993, the Fund paid Eaton Vance advisory fees of $23,442 (equivalent to 0.49% (annualized) of the Fund's average daily net assets for such period). For the period from the Fund's start of business, June 1, 1992, to March 31, 1993 Eaton Vance would have earned, absent a fee reduction, advisory fees of $110,480 (equivalent to 0.44% (annualized) of the Fund's average daily net assets for such period). To enhance the net income of the Fund, Eaton Vance made a reduction of its advisory fee in the amount of $76,314.

ADMINISTRATOR
    As stated under "Investment Adviser and Administrator" in Part I of this Statement of Additional Information, the Administrator currently receives no compensation for providing administrative services to the Fund.

DISTRIBUTION PLAN
    The Distribution Plan and Distribution Agreement remain in effect until April 28, 1996 and may be continued as described under "Distribution Plan" in
Part I of this Statement of Additional Information. Pursuant to Rule 12b-1, the Plan has been approved by the Fund's shareholders and by the Board of Trustees of the Trust, including the Rule 12b-1 Trustees, as required by Rule 12b-1. The Fund pays the Principal Underwriter sales commissions equal to 3% of the amount received by the Fund for each Class I share sold (excluding reinvestment of distributions). For the fiscal year ended March 31, 1995, the Fund made sales commission payments under the Plan to the Principal Underwriter aggregating $859,720, which amount was used by the Principal Underwriter to defray sales commissions aggregating $266,625 paid during such period by the Principal Underwriter to Authorized Firms on sales of Class I shares of the Fund and to reduce Uncovered Distribution Charges. During such period, contingent deferred sales charges aggregating approximately $278,752 were imposed on early redeeming shareholders and paid to the Principal Underwriter, which amount was used by the Principal Underwriter to reduce Uncovered Distribution Charges. As at March 31, 1995, the outstanding Uncovered Distribution Charges of the Principal Underwriter calculated under the Plan amounted to approximately $2,146,730 (which amount was equivalent to 1.9% of the Fund's net assets attributable to Class I shares on such day). During the fiscal year ended March 31, 1995, the Fund accrued service fee payments under the Plan aggregating $93,681, of which $75,865 was paid to the Principal Underwriter. The Principal Underwriter paid $73,933 as service fee payments to Authorized Firms and the balance was retained by the Principal Underwriter.

PRINCIPAL UNDERWRITER
    For the fiscal year ended March 31, 1995, the Fund paid the Principal Underwriter $1,287.50 for repurchase transactions handled by the Principal Underwriter (being $2.50 for each such transaction).

CUSTODIAN
    For the fiscal year ended March 31, 1995, the Fund paid IBT $9,998. For the fiscal year ended March 31, 1995, the Portfolio paid IBT $29,628.

BROKERAGE
    For the fiscal year ended March 31, 1995, and for the period from the start of business, May 3, 1993, to March 31, 1994, the Portfolio paid no brokerage commissions on portfolio transactions. For the period from the start of business, June 1, 1992, to March 31, 1993, and for the period from April 1, 1993 to May 3, 1993 (when the Fund transferred substantially all of its assets to the Portfolio in exchange for an interest in the Portfolio), the Fund paid no brokerage commissions on portfolio transactions.

TRUSTEES
    The fees and expenses of those Trustees of the Trust and of the Portfolio who are not members of the Eaton Vance organization (the noninterested Trustees) are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. (The Trustees of the Trust and the Portfolio who are members of the Eaton Vance organization receive no compensation from the Trust or the Portfolio.) During the fiscal year ended March 31, 1995, the noninterested Trustees of the Trust and the Portfolio earned the following compensation in their capacities as Trustees from the Fund, the Portfolio and the other funds in the Eaton Vance fund complex:<1>

                               AGGREGATE      AGGREGATE    TOTAL COMPENSATION
                              COMPENSATION   COMPENSATION    FROM TRUST AND
NAME                           FROM FUND    FROM PORTFOLIO    FUND COMPLEX
----                          ------------  -------------- ------------------
Donald R. Dwight ..........      $672          $1,577(2)        $135,000(4)
Samuel L. Hayes, III ......       657           1,607(3)         147,500(5)
Norton H. Reamer ..........       630           1,636            135,000
John L. Thorndike .........       647           1,710            140,000
Jack L. Treynor ...........       689           1,654            140,000
----------
(1) The Eaton Vance fund complex consists of 205 registered investment companies or series thereof.
(2)  Includes $264 of deferred compensation.
(3)  Includes $517 of deferred compensation.
(4)  Includes $17,500 of deferred compensation.
(5)  Includes $33,750 of deferred compensation.

                        ADDITIONAL OFFICER INFORMATION

    The Portfolio has the following officer not listed under "Officers of the Trust and the Portfolio" in the Fund's Part I of this Statement of Additional Information.

RAYMOND E. HENDER (51), Vice President of the Portfolio
Vice President of BMR, Eaton Vance and EV and an employee of Eaton Vance since
  September 8, 1992. Senior Vice President, Bank of New England (1989-1992). Fidelity Management & Research Company -- Portfolio Manager (1977-1988). Officer of various investment companies managed by Eaton Vance or BMR. Mr. Hender was elected Vice President of the Portfolio on June 19, 1995.

                           PERFORMANCE INFORMATION

    The tables below indicate the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the life of the Fund from June 1, 1992 through March 31, 1995 and for the one-year period ended March 31, 1995.

                                                          VALUE OF A $1,000 INVESTMENT

                                               VALUE OF      VALUE OF
                                              INVESTMENT     INVESTMENT
                                                BEFORE         AFTER
                                               DEDUCTING     DEDUCTING        TOTAL RETURN BEFORE
                                                 THE            THE                 DEDUCTING          TOTAL RETURN AFTER DEDUCTING
                                              CONTINGENT     CONTINGENT      THE CONTINGENT DEFERRED     THE CONTINGENT DEFERRED
                                               DEFERRED     DEFERRED SALES        SALES CHARGE              SALES CHARGE<F3>
    INVESTMENT     INVESTMENT    AMOUNT OF   SALES CHARGE     CHARGE<F3>   ---------------------------  ---------------------------
      PERIOD          DATE      INVESTMENT    ON 3/31/95      ON 3/31/95     CUMULATIVE    ANNUALIZED    CUMULATIVE    ANNUALIZED
    ---------      ----------   ----------   -------------  --------------   ----------    ----------    ----------    ----------
Life of the
  Fund<F2>           6/1/92<F1>   $1,000       $1,140.81      $1,120.85        14.08%        4.76%         12.09%        4.11%
1 Year Ended
  3/31/95            3/31/94      $1,000       $1,048.42      $1,018.42         4.84%        4.84%          1.84%        1.84%


                                                 PERCENTAGE CHANGES 6/1/92<F1>--3/31/95

                                    NET ASSET VALUE TO NET ASSET VALUE                  NET ASSET VALUE TO NET ASSET VALUE
                                 BEFORE DEDUCTING THE CONTINGENT DEFERRED             AFTER DEDUCTING THE CONTINGENT DEFERRED
                              SALES CHARGE WITH ALL DISTRIBUTIONS REINVESTED     SALES CHARGE<F3> WITH ALL DISTRIBUTIONS REINVESTED
                           --------------------------------------------------------------------------------------------------------
FISCAL YEAR ENDED                ANNUAL          CUMULATIVE     AVERAGE ANNUAL       ANNUAL         CUMULATIVE     AVERAGE ANNUAL
-----------------                ------          ----------     --------------       ------         ----------     --------------
3/31/93<F2>                        --               6.95%             --               --              3.95%             --
3/31/94                          1.75%              8.81%            4.72%           -1.16%            6.32%            3.41%
3/31/95                          4.84%             14.08%            4.76%            1.84%           12.09%            4.11%

    Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.
----------

<F1> Investment operations began on June 1, 1992.
<F2> If a portion of the Portfolio's and/or the Fund's expenses had not been subsidized, the Fund would have had lower returns.
<F3> No contingent deferred sales charge is imposed on shares purchased more than four years prior to the redemption, shares acquired through the reinvestment of distributions, or any appreciation in value of other shares in the account, and no such charge is imposed on exchanges of Fund shares for shares of one or more other funds listed under "The Eaton Vance Exchange
     Privilege" in the Fund's current Prospectus.

    For the thirty-day period ended March 31, 1995, the yield of the Fund was 3.68%. The yield required of a taxable security that would produce an after-tax yield equivalent to that earned by the Fund of 3.68% would be 5.81%, assuming a combined Federal and State tax rate of 36.64%.

    The Fund's distribution rate (calculated on March 31, 1995 and based on the Fund's monthly distribution paid March 15, 1995) was 3.94%, and the Fund's effective distribution rate (calculated on the same date and based on the same monthly distribution) was 4.01%.

    The Portfolio's diversification by quality ratings as of June 30, 1995, was:

         RATING ASSIGNED BY                 PERCENT
       MOODY'S, S&P OR FITCH           OF BOND HOLDINGS
  --------------------------------  -----------------------
             Aaa or AAA                       58.4%
              Aa or AA                        11.9
                 A                            24.5
             Baa or BBB                        3.6
              Ba or BB                        --
                 B                            --
              Below B                         --
             Not rated                         1.6
                                             -----
               Total                         100.0%


    The following information compares the taxable equivalent yield of an investment in the Fund yielding a hypothetical 4.0% with the after-tax yield of a certificate of deposit yielding 3.25%. The tax brackets indicated in determining the hypothetical taxable equivalent yield of the Fund and the after-tax yield of the certificate of deposit are the combined Federal and Massachusetts State income tax brackets applicable for 1995: 25.20% for single filers with taxable income up to $23,350 and joint filers up to $39,000; 36.64% for single filers with taxable income from $23,351 to $56,550 and joint filers from $39,001 to $94,250; 39.28% for single filers with taxable income from $56,551 to $117,950 and joint filers from $94,251 to $143,600; 43.68% for single filers with taxable income from $117,951 to $256,500 and joint filers from $143,601 to $256,500; and 46.85% for single and joint filers with taxable income over $256,500. The applicable Federal tax rates within each of these combined brackets are 15%, 28%, 31%, 36% and 39.6%, over the same ranges of income. Massachusetts investment personal income tax rate is 12% applicable to dividends and non-Massachusetts bank account interest. The combined brackets are not simply the sum of each of the taxes, as they assume that state taxes are deducted on the Federal income tax return, reducing the effective combined tax brackets. The tax brackets used in calculating the after-tax yields of certificates of deposit are 20.06%, 32.28%, 35.11%, 39.81% and 43.19% over the same ranges of income, reflecting the lower state tax rate on Massachusetts bank account interest. These brackets do not take into account the phaseout of personal exemptions and limitation on deductibility of itemized deductions over certain ranges of income. Investors who are subject to such phaseout or limitation may be subject to higher combined tax rates than indicated above. Investors should consult with their tax advisers for more information.

                                                                                       TAX BRACKET
                                                           25.20%         36.64%         39.28%         43.68%         46.85%
                                                      ---------------------------------------------------------------------------
  Tax free yield .....................................     4.00%          4.00%          4.00%          4.00%          4.00%
  Taxable equivalent .................................     5.35           6.31           6.59           7.10           7.53

                                                                                      TAX BRACKET<F1>
                                                           20.06%         32.28%         35.11%         39.81%         43.19%
                                                      ---------------------------------------------------------------------------
  Certificates of deposit:
      Yield ..........................................     3.25           3.25           3.25           3.25           3.25
      After-tax yield ................................     2.60           2.20           2.11           1.96           1.85

<F1> Massachusetts bank CD interest is subject to a lower rate of tax than other types of investment income. Accordingly, the combined tax brackets applicable to after-tax yields are 20.06%, 32.28%, 35.11%, 39.81% and 43.19%.

    The following is an illustration of the Tax Free Yield Advantage, comparing the after-tax yields of a certificate of deposit yielding 3.25% and a hypothetical tax free investment yielding 4.0%. This illustration also quantifies the Federal income tax payable on hypothetical investments of $100,000 in a certificate of deposit yielding 3.25% and a hypothetical tax free investment yielding 4.0%, and compares the after-tax return of such investments. The chart is based on 3-month bank CDs (Source: The Wall Street Journal) and current limited maturity municipal bond yields, compiled by Eaton Vance Management. (The tax bracket used in calculating the CD after-tax yield is 39.81%, reflecting the lower Massachusetts tax rate payable on Massachusetts bank account interest.) This illustration is not meant to imply or predict any future rate of return for the Fund. See your financial adviser for the Fund's current yield and actual CD rates.


The Tax Free Yield Advantage
(43.68% combined tax bracket)
3.25% Certificate of deposit
3.25% Pretax yield
1.96% After-tax yield

4.00% Tax free investment
7.10% Taxable equivalent yield
4.00% Tax free yield

Example:
Two $100,000 investments ... 3.25% CD     4.00% Tax free
Pretax income:              $3,250.00     $4,000.00
Tax:                        (1,293.83)    NONE
After-tax income:           $1,956.17     $4,000.00

     From time to time, information, charts and illustrations similar to the following, showing changes in certificate of deposit yields, and yields and taxable equivalent yields of limited maturity municipal bonds may be included in advertisements and other material supplied to present and prospective shareholders.

Here's How Far CD Yields Have Fallen...
Average annual yields
Taxable 3-month bank certificates of deposit
Limited maturity municipal bonds:
Tax free yield
Taxable equivalent (43.68% bracket)
(plot points for vertical bar chart follow)

         Average       Ltd Mat     Taxable Equivalent Yield
Year     CD Rate     Muni Yields       (43.68% bracket)
1985       7.34          7.86                13.96
1986       5.74          6.23                11.06
1987       7.25          6.43                11.42
1988       8.10          6.61                11.74
1989       7.82          6.73                11.95
1990       7.38          6.69                11.88
1991       5.36          6.00                10.65
1992       3.08          5.38                 9.55
1993       2.69          4.65                 8.26
1994       3.22          5.40                 9.59
Sources: CDs -- The Wall Street Journal, Rategram;
Limited maturity municipal bonds -- Lehman Brothers, Inc.,
7-year General Obligation Municipal Bond Index.

This chart is for illustration purposes only; the performance of the bond index is not indicative of the Fund's performance.


             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

    As of June 30, 1995, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of June 30, 1995, Merrill Lynch, Pierce, Fenner & Smith, Inc., New Brunswick, NJ, was the record owner of approximately 18.58% of the outstanding shares, which were held on behalf of its customers who are the beneficial owners of such shares, and as to which it had voting power under certain limited circumstances. To the Trust's knowledge, no other person owned of record or beneficially 5% or more of the Fund's outstanding shares as of such date.

                      TAX EQUIVALENT YIELD TABLE

    The table below shows the effect of the tax status of bonds on the tax equivalent yield received by their holders under the regular Federal income tax and Massachusetts State income tax laws and tax rates applicable for 1995. It gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax exempt bonds yielding from 4% to 7%.


                                    COMBINED                         A FEDERAL AND MASSACHUSETTS STATE
                                  FEDERAL AND                              TAX EXEMPT YIELD OF:
SINGLE RETURN   JOINT RETURN        MA STATE       4%        4.5%        5%        5.5%        6%        6.5%        7%
------------- -----------------       TAX      -----------------------------------------------------------------------------
      (TAXABLE INCOME)<F1>         BRACKET<F2>               IS EQUIVALENT TO A FULLY TAXABLE YIELD OF:
----------------------------------------------------------------------------------------------------------------------------
   Up to $ 23,350    Up to $ 39,000  25.20%        5.35%      6.02%      6.68%      7.35%      8.02%      8.69%      9.36%
$ 23,351-$ 56,550 $ 39,001-$ 94,250  36.64         6.31       7.10       7.89       8.68       9.47      10.26      11.05
$ 56,551-$117,950 $ 94,251-$143,600  39.28         6.59       7.41       8.23       9.06       9.88      10.70      11.53
$117,951-$256,500 $143,601-$256,500  43.68         7.10       7.99       8.88       9.77      10.65      11.54      12.43
    Over $256,500     Over $256,500  46.85         7.53       8.47       9.41      10.35      11.29      12.23      13.17

Yields shown are for illustration purposes only and are not meant to represent the Fund's actual yield.

<F1> Net amount subject to Federal and Massachusetts personal income tax after deductions and exemptions.
<F2> The combined tax rates include a Massachusetts tax rate of 12% applicable to taxable bond interest and dividends, and assume that Massachusetts taxes are itemized  deductions for Federal income tax purposes. Investors who do not itemize deductions on their Federal Income Tax Return will have a  higher combined bracket and higher taxable equivalent yield than those indicated
     above.

Note: The Federal Income Tax portion of above-indicated combined income tax brackets does not take into account the effect of a reduction in the deductibility of Itemized Deductions (including Massachusetts state income taxes) for taxpayers with Adjusted Gross Income in excess of $114,700. The tax brackets also do not show the effects of phaseout of personal exemptions for single filers with Adjusted Gross Income in excess of $114,700 and joint filers with Adjusted Gross Income in excess of $172,050. The effective tax brackets and equivalent taxable yields of such taxpayers will be higher than those indicated above.

Of course, no assurance can be given that EV Marathon Massachusetts Limited Maturity Tax Free Fund will achieve any specific tax exempt yield. While it is expected that the Portfolio will invest principally in obligations the interest from which is exempt from the regular Federal income tax and Massachusetts personal income taxes, other income received by the Portfolio and allocated to the Fund may be taxable. The table does not take into account state or local taxes, if any, payable on Fund distributions except for Massachusetts personal income taxes. It should also be noted that the interest earned on certain "private activity bonds" issued after August 7, 1986, while exempt from the regular Federal income tax, is treated as a tax preference item which could subject the recipient to or increase the recipient's liability for the Federal alternative minimum tax. The illustrations assume that the Federal alternative minimum tax is not applicable and do not take into account any tax credits that may be available.

The information set forth above is as of the date of this Statement of Additional Information. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax equivalent yields set forth above.

                     STATEMENT OF ADDITIONAL INFORMATION

                                   PART II

    This Part II provides information about EV MARATHON MICHIGAN LIMITED MATURITY TAX FREE FUND. The investment objective of the Fund is to provide (1) a high level of current income exempt from regular Federal income tax and Michigan State and City income and single business taxes in the form of an investment exempt from Michigan intangibles tax, and (2) limited principal fluctuation. The Fund currently seeks to achieve its investment objective by investing its assets in the Michigan Limited Maturity Tax Free Portfolio (the "Portfolio"). The Fund changed its name from Eaton Vance Michigan Limited Maturity Tax Free Fund to EV Marathon Michigan Limited Maturity Tax Free Fund on August 1, 1994.


                           INVESTMENT RESTRICTIONS
    The Fund may not:

    (1) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin;

    (2) Make short sales of securities or maintain a short position, unless at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 25% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time. (The Fund will make such sales only for the purpose of deferring realization of gain or loss for Federal income tax purposes);

    (3) Purchase securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the total outstanding voting securities of such issuer to be held by the Fund; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund;

    (4) Purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is a member, officer, director or trustee of any investment adviser of the Fund, if after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities or both (all taken at market value) of such issuer and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities or both (all taken at market value);

    (5) Underwrite or participate in the marketing of securities of others, except insofar as it may technically be deemed to be an underwriter in selling a portfolio security under circumstances which may require the registration of the same under the Securities Act of 1933, or participate on a joint or a joint and several basis in any trading account in securities;

    (6) Lend any of its funds or other assets to any person, directly or indirectly, except (i) through repurchase agreements and (ii) through the loan of a portfolio security; (The purchase of a portion of an issue of debt obligations, whether or not the purchase is made on the original issuance, is not considered the making of a loan);

    (7) Borrow money or pledge its assets in excess of 1/3 of the value of its net assets (excluding the amount borrowed) and then only if such borrowing is incurred as a temporary measure for extraordinary or emergency purposes or to facilitate the orderly sale of portfolio securities to accommodate redemption requests; or issue securities other than its shares of beneficial interest, except as appropriate to evidence indebtedness, including reverse repurchase agreements, which the Fund is permitted to incur. The Fund will not purchase securities while outstanding borrowings, including reverse repurchase agreements, exceed 5% of its total assets; provided, however, that the Fund may increase its interest in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund while such borrowings are outstanding. The deposit of cash, cash equivalents and liquid debt securities in a segregated account with the Fund's custodian and/or with a broker in connection with futures contracts or related options transactions and the purchase of securities on a "when-issued" basis are not deemed to be a pledge;

    (8) Invest for the purpose of exercising control or management of other companies; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund;

    (9) Purchase or sell real estate (including limited partnership interests, but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest or deal in real estate or securities which are secured by real estate);

    (10) Purchase or sell physical commodities or futures contracts for the purchase or sale of physical commodities, provided that the Fund may enter into all types of futures contracts on securities and on securities, economic and other indices and may purchase and sell options on such futures contracts;

    (11) Buy investment securities from or sell them to any of the officers or Trustees of the Trust, its investment adviser or its principal underwriter, as principal; however, any such persons or concerns may be employed as a broker upon customary terms;

    (12) Purchase oil, gas or other mineral leases or purchase partnership interests in oil, gas or other mineral exploration or development programs.


    The Fund and the Portfolio have adopted the following investment policies which may be changed by the Trust with respect to the Fund without approval by the Fund's shareholders or by the Portfolio with respect to the Portfolio without approval by the Fund or its other investors. Neither the Fund nor the Portfolio may invest more than 15% of its net assets in investments which are not readily marketable, including restricted securities and repurchase agreements maturing in more than seven days. Restricted securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 that the Board of Trustees of the Trust or the Portfolio, or its delegate, determines to be liquid, based upon the trading markets for the specific security; provided, however, that the Fund may invest without limitation in the Portfolio or in another investment company with substantially the same investment objective. Neither the Fund nor the Portfolio may purchase securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years, if by reason thereof the value of its aggregate investment in such class of securities will exceed 5% of its total assets, provided that the issuers of securities rated by Moody's, S&P, Fitch or any other nationally recognized rating service shall not be considered "unseasoned"; provided, however, that the Fund may invest without limitation in the Portfolio in another investment company with substantially the same investment objective. Neither the Fund nor the Portfolio may engage in options, futures or forward transactions if more than 5% of its net assets, as measured by the aggregate of the premiums paid by the Fund or the Portfolio would be so invested. The Fund and Portfolio may purchase put options on municipal obligations only if, after such purchase, not more than 5% of its net assets, as measured by the aggregate of the premiums paid for such options held by it, would be so invested. Neither the Fund nor the Portfolio may invest in warrants, valued at the lower of cost or market, exceeding 5% of the value of its net assets. Included within that amount, but not to exceed 2% of the value of its net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund or the Portfolio in units or attached to securities may be deemed to be without value. Neither the Fund nor the Portfolio intends to invest in reverse repurchase agreements during the current fiscal year.


    In order to permit the sale of shares of the Fund in certain states, the Fund may make commitments more restrictive than the policies described above. Should the Fund determine that any such commitment is no longer in the best interests of the Fund and its shareholders, it will revoke the commitment by terminating sales of its shares in the state(s) involved.

                            RISKS OF CONCENTRATION

    The following information as to certain Michigan considerations is given to investors in view of the Portfolio's policy of concentrating its investments in Michigan issuers. Such information is derived from sources that are generally available to investors and is believed to be accurate. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of Michigan issuers. Neither the Trust nor the Portfolio has independently verified this information.

    The State's economy is overly dependent on the manufacturing sector, more specifically the auto industry. Manufacturing accounts for 23% of total employment as compared to the national average of 17%. The dependency on manufacturing makes the State economy overly susceptible to economic downturns. For the first time since 1966, the unemployment rate was below the national average. An improving economy and successful cost containment have enabled the State to improve its financial position. For 1994, the Budget Stabilization Fund was $779 million and is projected to reach $1.1 billion for 1995. The Governor has proposed reducing individual and business income taxes. For 1996, revenues are estimated to grow 4.7% while expenditures will grow by a similar rate.

    In March, 1994, Michigan voters approved a change in the tax system. The most significant provisions were an increase in the sales tax rate from 4% to 6%, a reduction in the income tax rate from 4.6% to 4.4% and the creation of a statewide property tax. These changes are expected to provide sufficient revenues to offset the elimination of property taxes for school district operating purposes. There can be no assurance that school districts will receive sufficient revenues to be able to service any limited tax bonds they may have outstanding and which may be held by the Portfolio.

    Under the State Constitution, the Legislature is prohibited from raising taxes if doing so would cause total State revenues (except Federal aid) to exceed 10% of State personal income. The only exceptions to this revenue limit are a majority approval of a referendum question or a specific emergency declared by a two-thirds vote of the Legislature. However, this limit does not apply to taxes imposed for the payment of principal and interest on bonds of the State, if the bonds are approved by voters and authorized by a vote of two-thirds of the members of each House of the Legislature. Local units of government and local authorities are authorized to issue bonds and other evidences of indebtedness in a variety of situations without the approval of electors, but the ability of the obligor to levy taxes for the payment of such obligations is subject to the foregoing limitations unless the obligations were authorized before December 23, 1978 or approved by the electors. The Constitution prohibits the State from reducing the proportion of total State spending paid to all local units of government, taken as a group, below that proportion in effect in the 1978-79 fiscal year. The State may not mandate new or increased levels of services to be provided by local units without making appropriations to cover any increased costs.

    Under the State Constitution, the total amount of general ad valorem taxes imposed on taxable property in any year cannot exceed certain millage limitations specified by the Constitution, statute or charter. The Constitution prohibits local units of government from levying any tax not authorized by law or charter, or from increasing the rate of an existing tax above the rate authorized by law or charter. The Constitution also contains millage reduction provisions. Under such provisions, should the value of taxable property (exclusive of new construction and improvements) increase at a percentage greater than the percentage increase in the Consumer Price Index, the maximum authorized tax rate would be reduced by a factor which would result in the same maximum potential tax revenues to the local taxing unit as if the valuation of taxable property (less new construction and improvements) had grown only at the Consumer Price Index rate instead of at the higher actual growth rate. Thus, if taxable property values rise faster than consumer prices, the maximum authorized tax rate would be increased at the Consumer Price Index rate. Conversely, if taxable property values rise slower than consumer prices, tax rates may be raised accordingly, but never higher than the rate authorized on December 23, 1978, without elector approval.

    The ability of the State to pay the principal and interest on its general obligation bonds may be affected by the limitations described above. Similarly, the ability of local units to levy taxes to pay the principal of and interest on their general obligations is subject to the constitutional, statutory and charter limits described below.

                              FEES AND EXPENSES
INVESTMENT ADVISER
    As of March 31, 1995, the Portfolio had net assets of $33,198,016. For the fiscal year ended March 31, 1995, absent a fee reduction, the Portfolio would have paid BMR advisory fees of $163,811 (equivalent to 0.46% of the Portfolio's average daily net assets for such year). To enhance the net income of the Portfolio, BMR made a reduction of its advisory fee in the amount of $40,822. For the period from the start of business, April 16, 1993, to the fiscal year ended March 31, 1994, absent a fee reduction, BMR would have earned advisory fees of $80,215 (equivalent to 0.44% (annualized) of the Portfolio's average daily net assets for such period). To enhance the net income of the Portfolio, BMR made a reduction of the full amount of its advisory fee and BMR was allocated expenses related to the operation of the Portfolio in the amount of $17,786. The Portfolio's Investment Advisory Agreement with BMR is dated April 9, 1993 and remains in effect until February 28, 1996. The Agreement may be continued as described under "Investment Adviser and Administrator" in Part I of this Statement of Additional Information.

ADMINISTRATOR
    As stated under "Investment Adviser and Administrator" in Part I of this Statement of Additional Information, the Administrator currently receives no compensation for providing administrative services to the Fund. For the period from the start of business, April 16, 1993, to March 31, 1994, $34,349 of the Fund's operating expenses were allocated to the Administrator.


DISTRIBUTION PLAN
    The Distribution Plan and Distribution Agreement remain in effect until April 28, 1996 and may be continued as described under "Distribution Plan" in
Part I of this Statement of Additional Information. Pursuant to Rule 12b-1, the Plan has been approved by the Fund's initial sole shareholder (Eaton Vance) and by the Board of Trustees of the Trust, including the Rule 12b-1 Trustees, as required by Rule 12b-1. The Fund pays the Principal Underwriter sales commissions equal to 3.5% of the amount received by the Fund for each Class I share sold (excluding reinvestment of distributions). For the fiscal year ended March 31, 1995, the Fund made sales commission payments under the Plan to the Principal Underwriter aggregating $203,664, which amount was used by the Principal Underwriter to defray sales commissions aggregating $86,028 paid during such period by the Principal Underwriter to Authorized Firms on sales of Class I shares of the Fund and to reduce Uncovered Distribution Charges. During such period, contingent deferred sales charges aggregating approximately $111,776 were imposed on early redeeming shareholders and paid to the Principal Underwriter, which amount was used by the Principal Underwriter to reduce Uncovered Distribution Charges. As at March 31, 1995, the outstanding Uncovered Distribution Charges of the Principal Underwriter calculated under the Plan amounted to approximately $734,600 (which amount was equivalent to 2.8% of the Fund's net assets attributable to Class I shares on such day). During the fiscal year ended March 31, 1995, the Fund accrued service fee payments under the Plan aggregating $19,052, of which $11,159 was paid to the Principal Underwriter. The Principal Underwriter paid the entire amount as service fees to Authorized Firms.


PRINCIPAL UNDERWRITER
    For the fiscal year ended March 31, 1995, the Fund paid the Principal Underwriter $357.50 for repurchase transactions handled by the Principal Underwriter (being $2.50 for each such transaction).

CUSTODIAN
    For the fiscal year ended March 31, 1995, the Fund paid IBT $5,323. For the fiscal year ended March 31, 1995, the Portfolio paid IBT $10,848.

BROKERAGE
    For the fiscal year ended March 31, 1995, and for the period from the start of business, April 16, 1993, to March 31, 1994, the Portfolio paid no brokerage commissions on portfolio transactions.

TRUSTEES
     The fees and expenses of those Trustees of the Trust and of the Portfolio who are not members of the Eaton Vance organization (the noninterested Trustees) are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. (The Trustees of the Trust and of the Portfolio who are members of the Eaton Vance organization receive no compensation from the Trust or the Portfolio.) During the fiscal year ended March 31, 1995, the noninterested Trustees of the Trust and the Portfolio earned the following compensation in their capacities as Trustees from the Fund, the Portfolio, and the other funds in the Eaton Vance fund complex<F1> :

                                                                     AGGREGATE           AGGREGATE           TOTAL COMPENSATION
                                                                   COMPENSATION         COMPENSATION           FROM TRUST AND
  NAME                                                               FROM FUND         FROM PORTFOLIO           FUND COMPLEX
  ----                                                             ------------        --------------        ------------------
  Donald R. Dwight ...........................................          $34               $336<F2>                $135,000<F4>
  Samuel L. Hayes, III .......................................          $33               $328<F3>                $147,500<F5>
  Norton H. Reamer ...........................................           31                315                     135,000
  John L. Thorndike ..........................................           32                323                     140,000
  Jack L. Treynor ............................................           34                345                     140,000
------------

<F1>The Eaton Vance fund complex consists of 205 registered investment companies or series thereof.
<F2>Includes $54 of deferred compensation.
<F3>Includes $103 of deferred compensation.
<F4>Includes $17,500 of deferred compensation.
<F4>Includes $33,500 of deferred compensation.

                        ADDITIONAL OFFICER INFORMATION
    The Portfolio has the following officer not listed under "Officers of the Trust and the Portfolio" in the Fund's Part I of this Statement of Additional Information.

WILLIAM H. AHERN (36), Vice President of the Portfolio
Assistant Vice President of BMR, Eaton Vance and EV and an employee of Eaton
  Vance since July 17, 1989. Officer of various investment companies managed by Eaton Vance or BMR. Mr. Ahern was elected Vice President of the Portfolio on June 19, 1995.

                           PERFORMANCE INFORMATION
    The tables below indicate the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the life of the Fund from April 16, 1993 through March 31, 1995 and for the one year period ended March 31, 1995.

                                                    VALUE OF A $1,000 INVESTMENT


                                           VALUE OF INVEST-   VALUE OF INVEST-          TOTAL RETURN             TOTAL RETURN
                                            MENT BEFORE DE-   MENT AFTER DE-        BEFORE DEDUCTING THE      AFTER DEDUCTING THE
                                           DUCTING THE CON-   DUCTING THE CON-     CONTINGENT DEFERRED       CONTINGENT DEFERRED
                                           TINGENT DEFERRED   TINGENT DEFERRED          SALES CHARGE            SALES CHARGE<F3>
  INVESTMENT   INVESTMENT     AMOUNT OF     SALES CHARGE       SALES CHARGE<F3>    ----------------------    ---------------------
    PERIOD        DATE       INVESTMENT      ON 3/31/95          ON 3/31/95        CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
  ----------   ----------    ----------    ----------------   ------------------   ----------  ----------    ----------  ----------
Life of
the Fund<F2>   4/16/93<F1>    $1,000          $1,046.16          $1,022.09           4.62%       2.33%         2.21%       1.12%
1 Year
Ended
3/31/95<F2>    3/31/94        $1,000          $1,042.37          $1,012.43           4.24%       4.24%         1.24%       1.24%

                                               PERCENTAGE CHANGES 4/16/93<F1>--3/31/95

                                    NET ASSET VALUE TO NET ASSET VALUE                  NET ASSET VALUE TO NET ASSET VALUE
                                 BEFORE DEDUCTING THE CONTINGENT DEFERRED             AFTER DEDUCTING THE CONTINGENT DEFERRED
                              SALES CHARGE WITH ALL DISTRIBUTIONS REINVESTED     SALES CHARGE*** WITH ALL DISTRIBUTIONS REINVESTED
                           --------------------------------------------------------------------------------------------------------
PERIOD ENDED                     ANNUAL          CUMULATIVE     AVERAGE ANNUAL       ANNUAL         CUMULATIVE     AVERAGE ANNUAL
------------                     ------          ----------     --------------       ------         ----------     --------------
3/31/94<F2>                        --              0.37%              --               --             -2.53%             --
3/31/95<F2>                      4.24%             4.62%             2.33%            1.24%            2.21%            1.12%

    Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.
----------

<F1> Investment operations began on April 16, 1993.
<F2> If a portion of the Portfolio's and/or the Fund's expenses had not been subsidized, the Fund would have had lower returns.
<F3> No contingent deferred sales charge is imposed on shares purchased more than four years prior to the redemption, shares acquired through the reinvestment of distributions, or any appreciation in value of other shares in the account, and no such charge is imposed on exchanges of Fund shares for shares of one or more other funds listed under "The Eaton Vance Exchange Privilege" in the Fund's current prospectus.
----------

    For the thirty-day period ended March 31, 1995, the yield of the Fund was 3.79%. The yield required of a taxable security that would produce an after-tax yield equivalent to that earned by the Fund of 3.79% (considering both State and Federal taxes) would be 5.78%, assuming a combined Federal and State tax rate of 34.45%. If a portion of the Portfolio's expenses had not been allocated to the Investment Adviser the Fund would have had a lower yield.

    The Fund's distribution rate (calculated on March 31, 1995 and based on the Fund's monthly distribution paid March 15, 1995) was 3.85%, and the Fund's effective distribution rate (calculated on the same date and based on the same monthly distribution) was 3.92%. If a portion of the Portfolio's expenses had not been allocated to the Investment Adviser, the Fund would have had a lower distribution rate and effective distribution rate.

    The Portfolio's diversification by quality ratings as of June 30, 1995, was:


         RATING ASSIGNED BY                 PERCENT
       MOODY'S, S&P OR FITCH           OF BOND HOLDINGS
       ---------------------           ----------------

             Aaa or AAA                       29.8%
              Aa or AA                        31.2
                 A                            28.8
             Baa or BBB                       10.2
              Ba or BB                        --
                 B                            --
              Below B                         --
             Not rated                        --
                                             ----
                                             100.0%
               Total


    The following information compares the taxable equivalent yield of an investment in the Fund yielding a hypothetical 4.0% with the after-tax yield of a certificate of deposit yielding 3.25%. The tax brackets used in the table are the combined Federal and Michigan income tax brackets applicable for 1995:
22.23% for single filers with taxable income up to $23,350 and joint filers up to $39,000; 34.12% for single filers with taxable income from $23,351 to $56,550 and joint filers from $39,001 to $94,250; 36.87% for single filers with taxable income from $56,551 to $117,950 and joint filers from $94,251 to $143,600; 41.44% for single filers with taxable income from $117,951 to $256,500 and joint filers from $143,601 to $256,500; and 44.73% for single and joint filers with taxable income over $256,500. The applicable Federal tax rates within each of these combined brackets are 15%, 28%, 31%, 36% and 39.6%, over the same ranges of income. The combined tax brackets include a Michigan state income tax rate of 4.4%, a Michigan city income tax rate of 1% (which may vary by city), and a Michigan intangibles tax rate of 2.625%. These brackets do not take into account the phaseout of personal exemptions and limitation on deductibility of itemized deductions over certain ranges of income, which increase the effective top Federal tax rate for certain taxpayers. The combined brackets are not simply the sum of each of the taxes, as they assume that state and city taxes are deducted on the Federal income tax return reducing the effective combined tax brackets. The combined tax brackets used in calculating the after-tax yields of the certificate of deposit differ. Bank deposits are not subject to the Michigan intangibles tax. The combined tax brackets used in calculating the after-tax yield of the certificate of deposit are 19.46%, 31.60%, 34.45%, 39.20% and 42.62% over the same ranges of income. Investors should consult with their tax advisers for more information.

                                                                            TAX BRACKET
                                        22.23%             34.12%             36.87%             41.44%             44.73%
                                  -----------------------------------------------------------------------------------------------
  Tax free yield .................       4.00%              4.00%              4.00%              4.00%              4.00%
  Taxable equivalent .............       5.14               6.07               6.34               6.83               7.24

                                                                           TAX BRACKET<F1>
                                        19.46%             31.60%             34.45%             39.20%             42.62%
                                  -----------------------------------------------------------------------------------------------
  Certificates of deposit:
      Yield ......................       3.25               3.25               3.25               3.25               3.25
      After-tax yield ............       2.62               2.22               2.13               1.97               1.86

----------
<F1> CD interest is not subject to intangibles tax. Accordingly, the combined tax brackets applicable to after-tax yields are 19.46%, 31.60%, 34.45%, 39.20% and 42.62%.

    The following is an illustration of the Tax Free Yield Advantage, comparing after-tax yields of a certificate of deposit yielding 3.25% and a hypothetical tax free investment yielding 4.0%. This illustration also quantifies the Federal income tax payable on hypothetical investments of $100,000 in a certificate of deposit yielding 3.25% and a hypothetical tax free investment yielding 4.0%, and compares the after-tax return of such investments. The chart is based on 3-month bank CDs (Source: The Wall Street Journal) and current limited maturity municipal bond yields, compiled by Eaton Vance Management. CD interest is not subject to Michigan intangibles tax. Accordingly, the combined tax bracket applicable to the after-tax CD yield is 39.20%. This illustration is not meant to imply or predict any future rate of return for the Fund. See your financial adviser for the Fund's current yield and actual CD rates.


The Tax Free Yield Advantage
(41.44% combined tax bracket)

3.25% Certificate of deposit
3.25% Pretax yield
1.97% After-tax yield

4.00% Tax free investment
6.83% Taxable equivalent yield
4.00% Tax free yield

Example:
Two $100,000 investments ...
                   3.25% CD     4.00% Tax free
Pretax income:    $3,250.00     $4,000.00
Tax:              (1,274.00)    NONE
After-tax income: $1,976.00     $4,000.00

     From time to time, information, charts and illustrations similar to the following, showing changes in certificate of deposit yields, and yields and taxable equivalent yields of limited maturity municipal bonds may be included in advertisements and other material supplied to present and prospective shareholders.

Here's How Far CD Yields Have Fallen...
Average annual yields
Taxable 3-month bank certificates of deposit
Limited maturity municipal bonds:
Tax free yield
Taxable equivalent (41.44% bracket)
(plot points for vertical bar chart follow)

         Average       Ltd Mat     Taxable Equivalent Yield
Year     CD Rate     Muni Yields       (41.44% bracket)
1985       7.34          7.86                13.49
1986       5.74          6.23                10.69
1987       7.25          6.43                11.04
1988       8.10          6.61                11.35
1989       7.82          6.73                11.55
1990       7.38          6.69                11.48
1991       5.36          6.00                10.30
1992       3.08          5.38                 9.23
1993       2.69          4.65                 7.98
1994       3.22          5.40                 9.22
Sources: CDs -- The Wall Street Journal, Rategram;
Limited maturity municipal bonds -- Lehman Brothers, Inc.,
7-year General Obligation Municipal Bond Index.

This chart is for illustration purposes only; the performance of the bond index is not indicative of the Fund's performance.


             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

    As at June 30, 1995, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of June 30, 1995, Merrill Lynch, Pierce, Fenner & Smith, Inc., New Brunswick, NJ was the record owner of approximately 26.5% of the outstanding shares, which were held on behalf of its customers who are the beneficial owners of such shares, and as to which it had voting power under certain limited circumstances. In addition, as of such date the following shareholder owned of record, the percentage of shares indicated: NFSC FEBO #OBV-578177 Peter J. Edema and Mary Edema, Byron Center, MI (5.0%). To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding shares as of such date.

                         TAX EQUIVALENT YIELD TABLE

    The table below shows the effect of the tax status of bonds on the tax equivalent yield received by their holders under the regular Federal income tax, Michigan State income tax, Michigan State intangibles tax and Michigan City income tax laws and tax rates applicable for 1995. It gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax exempt bonds yielding from 4% to 7%.

                                                                               A FEDERAL AND MICHIGAN STATE
                                           COMBINED                                 TAX EXEMPT YIELD OF:
SINGLE RETURN     JOINT RETURN            FEDERAL AND        4%        4.5%        5%        5.5%        6%        6.5%        7%
-------------     ------------              MI STATE        ------------------------------------------------------------------------
      (TAXABLE INCOME<F1>)              TAX BRACKET<F2>                          IS EQUIVALENT TO A FULLY TAXABLE YIELD OF:
------------------------------           --------------     ------------------------------------------------------------------------
   Up to $ 23,350     Up to $ 39,000          21.82%        5.12%      5.76%      6.40%      7.04%      7.67%      8.31%      8.95%
$ 23,351-$ 56,550  $ 39,001-$ 94,250          33.78         6.04       6.80       7.55       8.31       9.06       9.82      10.57
$ 56,551-$117,950  $ 94,251-$143,600          36.54         6.30       7.09       7.88       8.67       9.45      10.24      11.03
$117,951-$256,500  $143,601-$256,500          41.14         6.80       7.64       8.49       9.34      10.19      11.04      11.89
   Over  $256,500     Over  $256,500          44.45         7.20       8.10       9.00       9.90      10.80      11.70      12.60

Yields shown are for illustration purposes only and are not meant to represent the Fund's actual yield.

<F1>Net amount subject to Federal and Michigan personal income tax after deductions and exemptions.

<F2>The combined tax brackets include a Michigan State income tax rate of 4.4%,
    Michigan City income tax rate of 1% (which may vary by city), and a Michigan intangibles tax rate of 2.625%, and assume that Michigan taxes are itemized deductions for Federal income tax purposes. Investors who do not itemize deductions on their Federal Income Tax Return will have a higher combined bracket and higher taxable equivalent yield than those indicated above.

Note: The Federal Income Tax portion of above-indicated combined income tax brackets does not take into account the effect of a reduction in the deductibility of Itemized Deductions (including Michigan State Income Taxes) for taxpayers with Adjusted Gross Income in excess of $114,700. The tax brackets also do not show the effects of phaseout of personal exemptions for single filers with Adjusted Gross Income in excess of $114,700 and joint filers with Adjusted Gross Income in excess of $172,050. The effective tax brackets and equivalent taxable yields of such taxpayers will be higher than those indicated above.

Of course, no assurance can be given that EV Marathon Michigan Limited Maturity Tax Free Fund will achieve any specific tax exempt yield. While it is expected that the Portfolio will invest principally in obligations the interest from which is exempt from the regular Federal income tax and Michigan personal income taxes, other income received by the Portfolio and allocated to the Fund may be taxable. The table does not take into account state or local taxes, if any, payable on Fund distributions except for Michigan personal income taxes. It should also be noted that the interest earned on certain "private activity bonds" issued after August 7, 1986, while exempt from the regular Federal income tax, is treated as a tax preference item which could subject the recipient to or increase the recipient's liability for the Federal alternative minimum tax. The illustrations assume that the Federal alternative minimum tax is not applicable and do not take into account any tax credits that may be available.

The information set forth above is as of the date of this Statement of Additional Information. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax equivalent yields set forth above.

                     STATEMENT OF ADDITIONAL INFORMATION

                                   PART II

    This Part II provides information about EV MARATHON NEW JERSEY LIMITED MATURITY TAX FREE FUND. The investment objective of the Fund is to provide (1) a high level of current income exempt from regular Federal income tax and New Jersey State personal income taxes and (2) limited principal fluctuation. The Fund currently seeks to achieve its investment objective by investing its assets in the New Jersey Limited Maturity Tax Free Portfolio (the "Portfolio"). The Fund changed its name from Eaton Vance New Jersey Limited Maturity Tax Free Fund to EV Marathon New Jersey Limited Maturity Tax Free Fund on January 11, 1994.

                           INVESTMENT RESTRICTIONS

    The Fund may not:

    (1) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin;

    (2) Borrow money or issue senior securities except as permitted by the lnvestment Company Act of 1940;

    (3) Underwrite or participate in the marketing of securities of others, except insofar as it may technically be deemed to be an underwriter in selling a portfolio security under circumstances which may require the registration of the same under the Securities Act of 1933;

    (4) Purchase or sell real estate (including limited partnership interests in real estate, but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest or deal in real estate or securities which are secured by real estate);

    (5) Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities; or

    (6) Make loans to any person except by (a) the acquisition of debt instruments and making portfolio investments, (b) entering into repurchase agreements, and (c) lending portfolio securities.

    Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.


    In addition, as a matter of nonfundamental policy, neither the Fund nor the Portfolio may (a) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 25% of its net assets (taken at current value) is held as collateral for such sales at any one time. (The Fund and the Portfolio will make such sales only for the purpose of deferring realization of gain or loss for Federal income tax purposes); (b) purchase or retain in its portfolio securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust or of the Portfolio, or is a member, officer, director or trustee of any investment adviser of the Fund or of the Portfolio, if after the purchase of the securities of such issuer by the Fund or the Portfolio one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities or both (all taken at market value) of such issuer and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities or both (all taken at market value); (c) purchase oil, gas or other mineral leases or purchase partnership interests in oil, gas or other mineral exploration or development programs; (d) invest more than 15% of its net assets in investments which are not readily marketable, including restricted securities and repurchase agreements maturing in more than seven days. Restricted securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 that the Board of Trustees of the Trust or the Portfolio, or its delegate, determines to be liquid, based upon the trading markets for the specific security; (e) purchase securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years, if by reason thereof the value of its aggregate investment in such class of securities will exceed 5% of its total assets, provided that the issuers of securities rated by Moody's, S&P, Fitch or any other nationally recognized rating service shall not be considered "unseasoned"; (f) engage in options, futures or forward transactions if more than 5% of its net assets, as measured by the aggregate of the premiums paid by the Fund or the Portfolio, would be so invested; or (g) invest in warrants, valued at the lower of cost or market, exceeding 5% of the value of its net assets. Included within that amount, but not to exceed 2% of the value of its net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund or the Portfolio in units or attached to securities may be deemed to be without value. The Fund and the Portfolio may purchase put options on municipal obligations only if, after such purchase, not more than 5% of its net assets, as measured by the aggregate of the premiums paid for such options held by it, would be so invested. Neither the Fund nor the Portfolio intends to invest in reverse repurchase agreements during the current fiscal year.


    In order to permit the sale of shares of the Fund in certain states, the Fund may make commitments more restrictive than the policies described above. Should the Fund determine that any such commitment is no longer in the best interests of the Fund and its shareholders, it will revoke the commitment by terminating sales of its shares in the state(s) involved.

                            RISKS OF CONCENTRATION

    The following information as to certain New Jersey considerations is given to investors in view of the Portfolio's policy of concentrating its investments in New Jersey issuers. Such information is derived from sources that are generally available to investors and is believed to be accurate. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of New Jersey issuers. Neither the Trust nor the Portfolio has independently verified this information.

    New Jersey has a well diversified economy and high wealth levels. Per capita income ranks as one of the highest in the nation. The State's economy benefits from its proximity to New York and other major eastern seaboard cities. New Jersey's economy, like most states, suffered during the recent recession with unemployment increasing and surpassing the national average. New Jersey's adjusted unemployment rate for May 1995 was 6.5% compared to 5.7% nationally.

    As of the date of this Statement of Additional Information, New Jersey's general obligation debt was rated Aa1, AA+ and AA+, by Moody's, S&P and Fitch, respectively. As a result of New Jersey's fiscal weakness, evidenced by declining fund balances, S&P placed the State's general obligation debt and related agency and lease obligations on CreditWatch with negative implications in June 1991. In July, 1991 S&P downgraded the State's general obligation debt from AAA to AA+. As part of this action, numerous agency and lease obligation debts were also downgraded accordingly. These downgrades did not affect state university and college ratings. In August 1992, Moody's downgraded New Jersey to Aa1 from Aaa due to the use of one-time revenue items, revenue shortfalls and ongoing operating deficits. S&P affirmed their AA+ rating for the State, but retained the negative outlook. On December 16, 1992, Fitch lowered their rating on the State to AA+ from AAA. The rating action was due to the State's decision, with the most recent bond issuance, to defer debt service in the immediate future in order to provide for unmet capital needs, while increasing debt service requirements in future years wnen additional resources may or may not be available.

    As part of the 1992-1993 budget, the Legislature cut approximately $1 billion in spending from the Governor's budget, including cutbacks in both the State's homestead rebate and general assistance programs. To cover the shortfall resulting from the cutbacks, the State employee pension fund was revalued, allowing the State to reduce its contribution, and a surplus in the school aid funds was applied to the General Fund. The State ended fiscal 1993 with an $855 million surplus, approximately half of which was used in the 1994 budget. 1994 had an appropriation for all funds of $15.7 billion, up 4.8% from fiscal 1993 revised appropriations of $14.7 billion. Both years benefited from $412 million in nonrecurring revenues from retroactive Federal Medicaid payments. After the Legislature reduced the Governor's fiscal 1994 requests by $182 million, about half the $855 million fiscal 1993 total surplus was used for fiscal 1994, with a June 30, 1994 forecast of $416 million -- $110 million allocated to the General Fund and over $305 million to rainy day and taxpayer relief funds.

    In 1994, New Jersey adopted a 5% personal income tax cut retroactive to January 1, 1994. In 1995, New Jersey adopted a 10% personal income tax cut retroactive to January 1, 1995. On June 26, 1995, the New Jersey State Legislature passed an additional 15% reduction to take effect January 1, 1996. State officials estimate the revenue loss resulting from these tax cuts at over $1 billion for fiscal 1996. To accommodate the tax cut, the fiscal 1996 budget would rely on non-recurring revenues and the use of prior years' surplus. Furthermore, a major focus of the spending reductions has been employer contributions to retiree health care and pension systems which were cut by over $863 million in fiscal 1995. There can be no assurance that the tax cuts will not have an adverse impact on the State's finances and the demand for municipal bonds in the State.

    General obligation bonds of New Jersey are the primary method for New Jersey financing of capital projects. These bonds are backed by the full faith and credit of New Jersey. New Jersey tax revenues and certain other fees are pledged to meet the principal and interest payments required to fully pay the debt. No general obligation debt can be issued by New Jersey without prior voter approval, except that, pursuant to a constitutional amendment, no voter approval is required for any law authorizing the creation of a debt for the purpose of refinancing all or a portion of the outstanding debt of New Jersey, so long as such law requires that the refinancing provided debt service savings. The New Jersey Constitution also provides that no voter approval is required for debt issued for purposes of war, to repel invasion, to suppress insurrection or to meet an emergency caused by disaster or act of God. Capital construction can also be funded by appropriation of current revenues on a pay-as-you-go basis. All appropriations for capital projects and all proposals for State bond authorizations are subject to the review and recommendation of the New Jersey Commission on Capital Budgeting and Planning.

    Other State-related obligations include those created pursuant to the New Jersey Building Authority Act, which has the power to construct facilities for leasing to the State. The rental for such buildings is equal to the debt service relating thereto plus payments in lieu of real estate taxes. Legislation provides for future appropriations for State aid to local school districts equal to debt service on a maximum principal amount of $280,000,000 of bonds issued by such local school districts for construction and renovation of school facilities and for State aid to counties equal to debt service on up to $80,000,000 of bonds issued by counties for construction of county college facilities.

    The authorizing legislation for various State entities provides for specific budgetary procedures with respect to certain obligations issued by such entities. Bonds issued pursuant to authorizing legislation of this type are sometimes referred to as "moral obligation" bonds. There is no statutory limitation on the amount of moral obligation bonds which may be issued by eligible State entities. Currently, there are two such entities available for State appropriations to meet moral obligations. The New Jersey Housing and Mortgage Finance Agency has not had a deficiency in a debt service reserve which required New Jersey to appropriate funds. It is anticipated that the agency's revenue will continue to be sufficient to cover debt service on its bonds. The State provides the South Jersey Port Corporation with funds to cover all debt service and property tax requirements, when earned revenues are anticipated to be insufficient to cover these obligations. In the past, anticipated revenues have, in some cases, been insufficient to cover debt service and/or insufficient to cover all property tax requirements. These are numerous other State-created entities with outstanding debt. This debt is supported by revenues derived from or assets of the various projects financed by such entities.

    The Local Budget Law imposes specific budgetary procedures upon counties and municipalities, subject to review by the Director of the Division of Local Government Services. State law also regulates the issuance of debt by counties and municipalities by limiting the amount of tax anticipation notes that may be issued and requiring their repayment within three months of the end of the fiscal year in which they are issued. The Local Bond Law governs the issuance of bonds and notes and bars the issuance of bonds for the payment of current expenses or to pay outstanding obligations, except where permitted by the Local Finance Board. State law also authorizes State officials to supervise fiscal administration in any municipality facing financial difficulties.

                              FEES AND EXPENSES
INVESTMENT ADVISER
    As of March 31, 1995, the Portfolio had net assets of $97,279,675. For the fiscal year ended March 31, 1995, the Portfolio paid BMR advisory fees of $468,562 (equivalent to 0.46% of the Portfolio's average daily net assets for such year). For the period from the Portfolio's start of business, May 3, 1993, to March 31, 1994, the Portfolio paid BMR advisory fees of $353,231 (equivalent to 0.45% (annualized) of the Portfolio's average daily net assets for such period). The Portfolio's Investment Advisory Agreement with BMR is dated October 13, 1992 and remains in effect until February 28, 1996. The Agreement may be continued as described under "Investment Adviser and Administrator" in Part I of this Statement of Additional Information.

    Prior to May 3, 1993 (when the Fund transferred substantially all of its assets to the Portfolio in exchange for an interest in the Portfolio), the Fund retained Eaton Vance as its investment adviser. For the period from April 1, 1993 to May 3, 1993, the Fund paid Eaton Vance advisory fees of $24,088 (equivalent to 0.48% (annualized) of the Fund's average daily net assets for such period). For the period from the Fund's start of business, June 1, 1992, to March 31, 1993, Eaton Vance would have earned, absent a fee reduction, advisory fees of $107,299 (equivalent to 0.45% (annualized) of the Fund's average daily net assets for such period). To enhance the net income of the Fund, Eaton Vance made a reduction of its advisory fee in the amount of $72,668.

ADMINISTRATOR
    As stated under "Investment Adviser and Administrator" in Part I of this Statement of Additional Information, the Administrator currently receives no compensation for providing administrative services to the Fund.

DISTRIBUTION PLAN
    The Distribution Plan and Distribution Agreement remain in effect until April 28, 1996 and may be continued as described under "Distribution Plan" in
Part I of this Statement of Additional Information. Pursuant to Rule 12b-1, the Plan has been approved by the Fund's shareholders and by the Board of Trustees of the Trust, including the Rule 12b-1 Trustees, as required by Rule 12b-1. The Fund pays the Principal Underwriter sales commissions equal to 3% of the amount received by the Fund for each Class I share sold (excluding reinvestment of distributions). During the fiscal year ended March 31, 1995, the Fund made sales commission payments under the Plan to the Principal Underwriter aggregating $736,863, which amount was used by the Principal Underwriter to defray sales commissions aggregating $218,989 paid during such period by the Principal Underwriter to Authorized Firms on sales of Class I shares of the Fund and to reduce Uncovered Distribution Charges. During such period, contingent deferred sales charges aggregating approximately $363,579 were imposed on early redeeming shareholders and paid to the Principal Underwriter, which amount was used by the Principal Underwriter to reduce Uncovered Distribution Charges. As at March 31, 1995, the outstanding Uncovered Distribution Charges of the Principal Underwriter calculated under the Plan amounted to approximately $1,749,374 (which amount was equivalent to 1.87% of the Fund's net assets attributable to Class I shares on such day). During the fiscal year ended March 31, 1995, the Fund accrued service fee payments under the Plan aggregating $79,288, of which $68,941 was paid to the Principal Underwriter. The Principal Underwriter paid $68,590 as service fees to Authorized Firms and the balance was retained by the Principal Underwriter.

PRINCIPAL UNDERWRITER
    For the fiscal year ended March 31, 1995, the Fund paid the Principal Underwriter $1,470.00 for repurchase transactions handled by the Principal Underwriter (being $2.50 for each such transaction).

CUSTODIAN
    For the fiscal year ended March 31, 1995, the Fund paid IBT $10,895. For the fiscal year ended March 31, 1995, the Portfolio paid IBT $26,901.

BROKERAGE
    For the fiscal year ended, March 31, 1995, and for the period from the start of business, May 3, 1993, to March 31, 1994, the Portfolio paid no brokerage commissions on portfolio transactions. For the period from the start of business, June 1, 1992, to March 31, 1993, and for the period from April 1, 1993 to May 3, 1993 (when the Fund transferred substantially all of its assets to the Portfolio in exchange for an interest in the Portfolio), the Fund paid no brokerage commissions on portfolio transactions.

TRUSTEES
    The fees and expenses of those Trustees of the Trust and of the Portfolio who are not members of the Eaton Vance organization (the noninterested Trustees) are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. (The Trustees of the Trust and the Portfolio who are members of the Eaton Vance organization receive no compensation from the Trust or the Portfolio.) During the fiscal year ended March 31, 1995, the noninterested Trustees of the Trust and the Portfolio earned the following compensation in their capacities as Trustees from the Fund, the Portfolio and the other funds in the Eaton Vance fund complex:(1)


                               AGGREGATE      AGGREGATE      TOTAL COMPENSATION
                             COMPENSATION    COMPENSATION      FROM TRUST AND
NAME                          FROM FUND     FROM PORTFOLIO      FUND COMPLEX
-----                        ------------   --------------   ------------------
Donald R. Dwight ..........      $501          $1,478(2)         $135,000(4)
Samuel L. Hayes, III ......       488           1,509(3)          147,500(5)
Norton H. Reamer ..........       471           1,543             135,000
John L. Thorndike .........       482           1,615             140,000
Jack L. Treynor ...........       517           1,553             140,000
----------
(1)The Eaton Vance fund complex consists of 205 registered investment companies or series thereof.
(2)Includes $231 of deferred compensation.
(3)Includes $424 of deferred compensation.
(4)Includes $17,500 of deferred compensation.
(5)Includes $33,750 of deferred compensation.


                        ADDITIONAL OFFICER INFORMATION

    The Portfolio has the following officer not listed under "Officers of the Trust and the Portfolio" in the Fund's Part I of this Statement of Additional Information.

WILLIAM H. AHERN (36), Vice President of the Portfolio
Assistant Vice President of BMR, Eaton Vance and EV and an employee of Eaton
  Vance since July 17, 1989. Officer of various investment companies managed by Eaton Vance or BMR. Mr. Ahern was elected Vice President of the Portfolio on June 19, 1995.

                           PERFORMANCE INFORMATION

    The tables below indicate the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the life of the Fund from June 1, 1992 through March 31, 1995 and the one-year period ended March 31, 1995.

                                                   VALUE OF A $1,000 INVESTMENT

                                          VALUE OF INVEST-   VALUE OF INVEST-       TOTAL RETURN               TOTAL RETURN
                                          MENT BEFORE DE-    MENT AFTER DE-       BEFORE DEDUCTING           AFTER DEDUCTING
                                            DUCTING THE        DUCTING THE         THE CONTINGENT             THE CONTINGENT
                                             CONTINGENT         CONTINGENT            DEFERRED                  DEFERRED
                                              DEFERRED       DEFERRED SALES         SALES CHARGE              SALES CHARGE<F3>
  INVESTMENT    INVESTMENT   AMOUNT OF     SALES CHARGE         CHARGE<F3>  ---------------------------  ---------------------------
    PERIOD         DATE     INVESTMENT      ON 3/31/95         ON 3/31/95      CUMULATIVE    ANNUALIZED    CUMULATIVE    ANNUALIZED
  ----------    ----------  ----------     ------------     ----------------   ----------    ----------    ----------    ----------
Life of
the Fund<F2>      6/1/92<F1>    $1,000       $1,142.13         $1,122.13       14.21%        4.81%         12.21%        4.16%

1 Year
Ended
3/31/95          3/31/94        $1,000       $1,045.30         $1,015.33        4.53%        4.53%          1.53%        1.53%

                                                  PERCENTAGE CHANGES 6/1/92<F1>--3/31/95

                                    NET ASSET VALUE TO NET ASSET VALUE                  NET ASSET VALUE TO NET ASSET VALUE
                                 BEFORE DEDUCTING THE CONTINGENT DEFERRED             AFTER DEDUCTING THE CONTINGENT DEFERRED
                              SALES CHARGE WITH ALL DISTRIBUTIONS REINVESTED     SALES CHARGE<F3> WITH ALL DISTRIBUTIONS REINVESTED
                           --------------------------------------------------------------------------------------------------------
FISCAL YEAR ENDED                ANNUAL          CUMULATIVE     AVERAGE ANNUAL       ANNUAL         CUMULATIVE     AVERAGE ANNUAL
-----------------                ------          ----------     --------------       ------         ----------     --------------
3/31/93<F2>                        --               7.71%             --               --              4.71%             --
3/31/94                          1.44%              9.26%            4.96%           -1.47%            6.76%            3.64%
3/31/95                          4.53%             14.21%            4.81%            1.53%           12.21%            4.16%

    Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.
----------
<F1>Investment operations began on June 1, 1992.
<F2>If a portion of the Portfolio's and/or the Fund's expenses had not been subsidized, the Fund would have had lower returns.
<F3>No contingent deferred sales charge is imposed on shares purchased more than four years prior to the redemption, shares acquired through the reinvestment of distributions, or any appreciation in value of other shares in the account, and no such charge is imposed on exchanges of Fund shares for shares of one or more other funds listed under "The Eaton Vance
    Exchange Privilege" in the Fund's current Prospectus.


    For the thirty-day period ended March 31, 1995, the yield of the Fund was 3.73%. The yield required of a taxable security that would produce an after-tax yield equivalent to that earned by the Fund of 3.73% would be 5.79%, assuming a combined Federal and State tax rate of 35.54%.

    The Fund's distribution rate (calculated on March 31, 1995 and based on the Fund's monthly distribution paid March 15, 1995) was 3.84%, and the Fund's effective distribution rate (calculated on the same date and based on the same monthly distribution) was 3.91%.

    The Portfolio's diversification by quality ratings as of June 30, 1995, was:


         RATING ASSIGNED BY                 PERCENT
       MOODY'S, S&P OR FITCH           OF BOND HOLDINGS
  --------------------------------  -----------------------
             Aaa or AAA                       40.9%
              Aa or AA                        32.4
                 A                            25.7
             Baa or BBB                        0.4
              Ba or BB                        --
                 B                            --
              Below B                         --
             Not rated                         0.6
                                             -----
               Total                         100.0%


    The following information compares the taxable equivalent yield of an investment in the Fund yielding a hypothetical 4.0% with the after-tax yield of a certificate of deposit yielding 3.25%. The tax brackets used in the table are the combined Federal and New Jersey State income tax brackets applicable for 1995: 16.81% for single filers with taxable income up to $23,350 and joint filers up to $39,000; 32.33% for single filers with taxable income from $23,351 to $56,550 and joint filers from $39,001 to $94,250; 35.54% for single filers with taxable income from $56,551 to $117,950 and joint filers from $94,251 to $143,600; 40.21% for single filers with taxable income from $117,951 to $256,500 and joint filers from $143,601 to $256,500; and 43.57%
for single and joint filers with taxable income over $256,500. The applicable Federal tax rates within each of these combined brackets are 15%, 28%, 31%, 36% and 39.6%, over the same ranges of income. These brackets are calculated using the highest New Jersey State rate applicable at the upper portion of the brackets and assume that New Jersey taxes are deducted on the Federal income tax return. These brackets do not take into account the phaseout of personal exemptions and limitation on deductibility of itemized deductions over certain ranges of income. Investors who are subject to such phaseout or limitation may be subject to higher combined tax rates than indicated above. Investors should consult with their tax advisers for more information.

                                                                              TAX BRACKET
                                             16.81%            32.33%            35.54%            40.21%            43.57%
                                       ------------------------------------------------------------------------------------------
  Tax free yield ......................       4.00%             4.00%             4.00%             4.00%             4.00%
  Taxable equivalent ..................       4.81              5.91              6.21              6.69              7.09

  Certificates of deposit:
      Yield ...........................       3.25              3.25              3.25              3.25              3.25
      After-tax yield .................       2.70              2.20              2.09              1.94              1.83

    The following is an illustration of the Tax Free Yield Advantage, comparing after-tax yields of a certificate of deposit yielding 3.25% and a hypothetical tax free investment yielding 4.0%. This illustration also quantifies the Federal income tax payable on hypothetical investments of $100,000 in a certificate of deposit yielding 3.25% and a hypothetical tax free investment yielding 4.0%, and compares the after-tax return of such investments. The chart is based on 3-month bank CDs (Source: The Wall Street Journal) and current limited maturity municipal bond yields, compiled by Eaton Vance Management. This illustration is not meant to imply or predict any future rate of return for the Fund. See your financial adviser for the Fund's current yield and actual CD rates.

The Tax Free Yield Advantage
(40.21% combined tax bracket)

3.25% Certificate of deposit
3.25% Pretax yield
1.94% After-tax yield

4.00% Tax free investment
6.69% Taxable equivalent yield
4.00% Tax free yield

Example:
Two $100,000 investments ...              3.25% CD            4.00% Tax free
Pretax income:                            $3,250.00           $4.000.00
Tax:                                      (1,306.83)          NONE
After-tax income:                         $1,943.17           $4,000.00


     From time to time, information, charts and illustrations similar to the following, showing changes in certificate of deposit yields, and yields and taxable equivalent yields of limited maturity municipal bonds may be included in advertisements and other material supplied to present and prospective shareholders.


Here's How Far CD Yields Have Fallen...
Average annual yields
Taxable 3-month bank certificates of deposit
Limited maturity municipal bonds:
Tax free yield
Taxable equivalent (40.21% bracket)
(plot points for vertical bar chart follow)

         Average       Ltd Mat     Taxable Equivalent Yield
Year     CD Rate     Muni Yields       (40.21% bracket)
1985       7.34          7.86                13.21
1986       5.74          6.23                10.47
1987       7.25          6.43                10.80
1988       8.10          6.61                11.11
1989       7.82          6.73                11.31
1990       7.38          6.69                11.24
1991       5.36          6.00                10.08
1992       3.08          5.38                 9.04
1993       2.69          4.65                 7.81
1994       3.22          5.40                 9.03
Sources: CDs -- The Wall Street Journal, Rategram;
Limited maturity municipal bonds -- Lehman Brothers, Inc.,
7-year General Obligation Municipal Bond Index.

This chart is for illustration purposes only; the performance of the bond index is not indicative of the Fund's performance.

                            ADDITIONAL TAX MATTERS

STATE AND LOCAL TAXES
    If, in any year in which the Fund is subject to New Jersey taxation, it is treated as a qualified investment fund under New Jersey law, as defined below, the Fund will not be required to pay any New Jersey state tax, except for a $250 New Jersey Corporation business (franchise) tax.

    A "qualified investment fund" is any investment company or trust registered with the Securities and Exchange Commission, or any series of such investment company or trust, which, for the calendar year in which the distribution is paid, (a) has no investments other than interest-bearing obligations, obligations issued at a discount, and cash and cash items, including receivables, and (b) has not less than 80% (determined at the end of each fiscal quarter) of the aggregate principal amount of all of its investments, excluding cash and cash items (including receivables), in obligations (1) issued by or on behalf of New Jersey or any county, municipality, school or other district, agency, authority, commission, instrumentality, public corporation, body corporate and politic or political subdivision of New Jersey, or (2) statutorily free from New Jersey or local taxation under other acts of New Jersey or under the laws of the United States, including, but not limited to, obligations of Puerto Rico, the Virgin Islands and Guam (collectively, "Qualifying Investments").

    In the opinion of Wilentz, Goldman, & Spitzer, P.A., special counsel to the Fund, under existing New Jersey law:

        (i) provided the Fund qualifies, and continues to qualify, as a qualified investment fund, shareholders will not be required to include in their New Jersey gross income distributions from the Fund to the extent that such distributions are attributable to interest or gains from Qualifying Investments. The foregoing exclusion applies only to shareholders who are individuals, estates or trusts subject to the New Jersey gross income tax. Distributions from the Fund will not be excluded from net income and shares of the Fund will not be excluded from investment capital in determining New Jersey corporation business (franchise) and corporation income taxes for corporate Shareholders; and

        (ii) provided the Fund qualifies, and continues to qualify, as a regulated investment company pursuant to Chapter 1, subchapter M, part I,
    Section 852(a), of the Code, the Fund will be subject only to a $250.00 New Jersey corporation business (franchise) tax and will be exempt from all other New Jersey corporation business (franchise) and corporation income taxes.

             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

    As at June 30, 1995, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of June 30, 1995, Merrill Lynch, Pierce, Fenner & Smith, Inc., New Brunswick, NJ, was the record owner of approximately 16.4% of the outstanding shares, which it held on behalf of its customers who are the beneficial owners of such shares, and as to which it had voting power under certain limited circumstances. To the Trust's knowledge no other person owned of record or beneficially 5% or more of the Fund's outstanding shares as of such date.

                          TAX EQUIVALENT YIELD TABLE

    The table below shows the effect of the tax status of bonds on the tax equivalent yield received by their holders under the regular Federal income tax and New Jersey State income tax laws and tax rates applicable for 1995. It gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax exempt bonds yielding from 4% to 7%.

                                                                            A FEDERAL AND NEW JERSEY STATE
                                       COMBINED                                    TAX EXEMPT YIELD OF:
SINGLE RETURN  JOINT RETURN           FEDERAL AND             4%        4.5%        5%        5.5%        6%        6.5%        7%
-------------  -----------             NJ STATE              ---------------------------------------------------------------------
 (TAXABLE INCOME)<F1>                TAX BRACKET<F2>                      IS EQUIVALENT TO A FULLY TAXABLE YIELD OF:
-----------------------------------------------------------------------------------------------------------------------------------
   Up to $ 23,350     Up to $ 39,000     16.81%             4.81%      5.41%      6.01%      6.61%      7.21%      7.81%      8.41%
$ 23,351-$ 56,550  $ 39,001-$ 94,250     32.33%             5.91       6.65       7.39       8.13       8.87       9.61      10.34
$ 56,551-$117,950  $ 94,251-$143,600     35.54%             6.21       6.98       7.76       8.53       9.31      10.08      10.86
$117,951-$256,500  $143,601-$256,500     40.21%             6.69       7.53       8.36       9.20      10.04      10.87      11.71
    Over $256,500      Over $256,500     43.57%             7.09       7.98       8.86       9.75      10.63      11.52      12.41

Yields shown are for illustration purposes only and are not meant to represent the Fund's actual yield.

<F1>Net amount subject to Federal and New Jersey personal income tax after deductions and exemptions.

<F2>The combined Federal and New Jersey tax brackets are calculated using the highest New Jersey State rate applicable at the upper portion of these brackets and assume the taxpayers deduct New Jersey State Income Taxes paid on their Federal Income Tax Returns. An investor with taxable income below the highest dollar amount in such tax brackets may have a lower combined tax rate than the combined rates shown. The taxable equivalent yields for such an investor may be lower than indicated above. Investors who do not itemize deductions on their Federal Income Tax Return will have a higher combined bracket and higher taxable equivalent yield then those indicated above.


Note: The Federal Income Tax portion of above-indicated combined income tax brackets does not take into account the effect of a reduction in the deductibility of Itemized Deductions (including New Jersey State Income Taxes) for taxpayers with Adjusted Gross Income in excess of $114,700. The tax brackets also do not show the effects of phase out of personal exemptions for single filers with Adjusted Gross Income in excess of $114,700 and joint filers with Adjusted Gross Income in excess of $172,050. The effective tax brackets and equivalent taxable yields of such taxpayers will be higher than those indicated above.

Of course, no assurance can be given that EV Marathon New Jersey Limited Maturity Tax Free Fund will achieve any specific tax exempt yield. While it is expected that the Portfolio will invest principally in obligations the interest from which is exempt from the regular Federal income tax and New Jersey personal income taxes, other income received by the Portfolio and allocated to the Fund may be taxable. The table does not take into account state or local taxes, if any, payable on Fund distributions except for New Jersey personal income taxes. It should also be noted that the interest earned on certain "private activity bonds" issued after August 7, 1986, while exempt from the regular Federal income tax, is treated as a tax preference item which could subject the recipient to or increase the recipient's liability for the Federal alternative minimum tax. The illustrations assume that the Federal alternative minimum tax is not applicable and do not take into account any tax credits that may be available.

The information set forth above is as of the date of this Statement of Additional Information. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax equivalent yields set forth above.

                     STATEMENT OF ADDITIONAL INFORMATION

                                   PART II

    This Part II provides information about EV MARATHON NEW YORK LIMITED MATURITY TAX FREE FUND. The investment objective of the Fund is to provide (1) a high level of current income exempt from regular Federal income tax and New York State and New York City personal income taxes and (2) limited principal fluctuation. The Fund currently seeks to achieve its investment objective by investing its assets in the New York Limited Maturity Tax Free Portfolio (the "Portfolio"). The Fund changed its name from Eaton Vance New York Limited Maturity Tax Free Fund to EV Marathon New York Limited Maturity Tax Free Fund on January 1, 1994.


                           INVESTMENT RESTRICTIONS
    The Fund may not:

    (1) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin;

    (2) Borrow money or issue senior securities except as permitted by the Investment Company Act of 1940;

    (3) Underwrite or participate in the marketing of securities of others, except insofar as it may technically be deemed to be an underwriter in selling a portfolio security under circumstances which may require the registration of the same under the Securities Act of 1933;

    (4) Purchase or sell real estate (including limited partnership interests in real estate, but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest or deal in real estate or securities which are secured by real estate);

    (5) Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities; or

    (6) Make loans to any person except by (a) the acquisition of debt instruments and making portfolio investments, (b) entering into repurchase agreements, and (c) lending portfolio securities.

    Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.


    In addition, as a matter of nonfundamental policy, neither the Fund nor the Portfolio may (a) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 25% of its net assets (taken at current value) is held as collateral for such sales at any one time. (The Fund and the Portfolio will make such sales only for the purpose of deferring realization of gain or loss for Federal income tax purposes); (b) purchase or retain in its portfolio securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust or of the Portfolio, or is a member, officer, director or trustee of any investment adviser of the Fund or of the Portfolio, if after the purchase of the securities of such issuer by the Fund or the Portfolio one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities or both (all taken at market value) of such issuer and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities or both (all taken at market value); (c) purchase oil, gas or other mineral leases or purchase partnership interests in oil, gas or other mineral exploration or development programs; (d) invest more than 15% of its net assets in investments which are not readily marketable, including restricted securities and repurchase agreements maturing in more than seven days. Restricted securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 that the Board of Trustees of the Trust or the Portfolio, or its delegate, determines to be liquid, based upon the trading markets for the specific security; (e) purchase securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years, if by reason thereof the value of its aggregate investment in such class of securities will exceed 5% of its total assets, provided that the issuers of securities rated by Moody's, S&P, Fitch or any other nationally recognized rating service shall not be considered "unseasoned"; (f) engage in options, futures or forward transactions if more than 5% of its net assets, as measured by the aggregate of the premiums paid by the Fund or the Portfolio would be so invested; or (g) invest in warrants, valued at the lower of cost or market, exceeding 5% of the value of its net assets. Included within that amount, but not to exceed 2% of the value of its net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund or the Portfolio in units or attached to securities may be deemed to be without value. The Fund and the Portfolio may purchase put options on municipal obligations only if, after such purchase, not more than 5% of its net assets, as measured by the aggregate of the premiums paid for such options held by it, would be so invested. The Portfolio may limit its securities lending activities in order to avoid adverse New York State and New York City tax consequences. Neither the Fund nor the Portfolio intends to invest in reverse repurchase agreements during the current fiscal year.


    In order to permit the sale of shares of the Fund in certain states, the Fund may make commitments more restrictive than the policies described above. Should the Fund determine that any such commitment is no longer in the best interests of the Fund and its shareholders, it will revoke the commitment by terminating sales of its shares in the state(s) involved.


                            RISKS OF CONCENTRATION
    The following information as to certain New York considerations is given to investors in view of the Portfolio's policy of concentrating its investments in New York issuers. Such information is derived from sources that are generally available to investors and is believed to be accurate. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of New York issuers. Neither the Trust nor the Portfolio has independently verified this information.


    The recession lasted longer in New York and the State's economic recovery has lagged behind the nation's. Although the State has added approximately 185,000 jobs since November 1992, employment growth in the State has been below the national average primarily due to significant cutbacks in the computer, manufacturing, defense and banking industries. New York's economy is expected to continue to expand modestly during 1995 with a pronounced slow-down during the course of the year. The unemployment rate for the State for 1995 is projected to be 6.4%, compared to the national rate of 5.6%. New York City's unemployment rate was 8.1% in June 1995, down from 8.5% a year earlier.

    For the fiscal year 1991-92, the State incurred an operating deficit in the General Fund of $575 million, which, after a $44 million withdrawal from the Tax Stabilization Reserve Fund, was financed through the public issuance of $531 million of 1992 Deficit Notes on March 30, 1992.

    In the 1992-1993 fiscal year, the State began the process of financial reform closing the fiscal year with fund surpluses totalling $738 million. The 1992-1993 fiscal year marked the first time in four years that the State did not have to issue deficit notes to close a budget gap.

    The 1993-1994 fiscal year ended with combined fund balances of $1.539 billion due to an improving national economy, State employment growth, better than projected tax collections and disbursements that were below projections.

    The 1994-1995 fiscal year, which included tax reductions of $476 million, closed with the General Fund in balance and positive fund balances of $157 million and $1 million in the Tax Stabilization Reserve Fund and the Contingency Reserve Fund, respectively. Tax revenues for the fiscal year fell short of original projections by $1.16 billion, the shortfall being offset by disbursements which were lower than projected and planned spending reductions.

    The 1995-1996 fiscal year budget, adopted in June 1995, includes a planned three-year 20% reduction in the State's personal income tax and is the first budget in over 50 years which projects a decline in General Fund disbursements and spending on State operations. The 1995-1996 State Financial Plan, based on the enacted budget, includes gap-closing actions to offset a previously projected budget gap of $5 billion, the largest in the State's history. Such gap-closing actions include, among others, substantial reductions in social and medical entitlement programs, reductions in State services and capital programs and increased lottery revenues. There can be no assurance that additional gap-closing measures will not be required and there is no assurance that any such measures will enable the State to achieve a balanced budget for its 1995-1996 fiscal year.


    In 1994 and 1995, the State legislature passed a proposed constitutional amendment on debt reform. The proposed amendment would permit the State to issue non-voter approved revenue bonds secured by a pledge of certain tax receipts, up to a cap equal to 5% of State personal income. If approved by the voters in November 1995, such amendment would become effective January 1, 1996.

    During the past several years, the State has been forced to borrow on a seasonal basis due to cash flow timing problems. In June, 1990, the Local Government Assistance Corporation ("LGAC") was formed as a public benefit corporation for the purpose of issuing long term obligations designed to eliminate this need. The legislation which created the LGAC specified that the obligations will be amortized over no more than 30 years and put a $4.7 billion dollar cap, net of LGAC proceeds, on the seasonal borrowing program. As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion completing the program. This cap may be exceeded in cases where the Governor and the legislature have certified the need for additional borrowing and have devised a method for reducing it back to the cap no later than the fourth fiscal year after the limit is exceeded. If this cap were to be exceeded, it could result in action by the rating agencies which could adversely affect prices of bonds held by the Portfolio.


    In 1975, New York City encountered severe financial difficulties which impaired and continues to impair the borrowing ability of the City. For each of the 1981 through 1994 fiscal years, the City achieved balanced operating results as reported in accordance with generally accepted accounting principles. Pursuant to the laws of the State, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City implemented various actions to close budget gaps of $3.3 billion, $2.1 billion and $3.5 billion for the 1992, 1994 and 1995 fiscal years, respectively. Such actions included, among others, tax increases, service and personnel reductions, productivity savings, debt refinancings, asset sales and cost savings related to employee benefits. For the 1996 fiscal year, the City has projected a budget gap of $3.1 billion and has proposed to implement various gap-closing actions to balance the 1996 fiscal year budget including, among others, substantial reductions in entitlement programs, service and personnel reductions, cost saving initiatives related to labor and pension costs and increases in certain lease and fee payments due the City. The City currently projects budget gaps of $888 million, $1.459 billion and $1.484 billion for its 1997, 1998 and 1999 fiscal years, respectively. The City's gap-closing plans for the 1997 through 1999 fiscal years include reductions in City agency expenditures and cost saving actions related to entitlement programs and procurement. There can be no assurance that additional gap-closing measures will not be required, the implementation of which could adversely affect the City's economic base, and there is no assurance that such measures will enable the City to achieve a balanced budget, as required by State law, for any of the 1996 through 1999 fiscal years. The fiscal health of New York City, which is the largest issuer of municipal bonds in the country and a leading international commercial center, exerts a significant influence upon the fiscal health and bond values of issues throughout the State. Bond values of the Municipal Assistance Corporation, the State of New York, the New York Local Government Assistance Corporation, the New York State Dormitory Authority, the New York City Municipal Water Finance Authority and The Metropolitan Transportation Authority would be particularly affected by serious financial difficulties encountered by New York City. The Portfolio could be expected to hold bonds issued by many, if not all of these issuers, at any given time.

    Moody's rates the City's general obligation bonds "Baa1" and Fitch rates such bonds "A-". On July 10, 1995, S&P revised downward its rating on City general obligation bonds from A- to BBB+. S&P stated that the downgrade was a reflection of the City's inability to eliminate a structural budget imbalance due to persistent softness in the City's economy, weak job growth, a trend of using nonrecurring budget devices, optimistic projections of State and federal aid and high levels of debt service. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on obligations held by the Portfolio.


    The State's economic and fiscal viability are mutually and intricately tied to those of its authorities and localities, which make up the major portion of State bond issuance. Any serious financial difficulties encountered by these entities, including their inability to access capital markets, would have a significant, adverse effect upon the value of bonds issued elsewhere within the State and thus upon the value of the interests in the Portfolio. State plans to reduce aid to local cities and towns may have a negative impact on municipal finances and ratings throughout the State. Such ratings changes could erode the value of their bonds and/or lead to defaults.

    The State either guarantees or supports lease-purchase agreements or contractual obligations, financing arrangements or through moral obligation provisions, a large amount of Authority indebtedness. While debt service is normally paid out of revenues generated by the projects of the Authorities, the State has, from time to time, had to appropriate amounts to enable the Authorities to meet their financial obligations and, in some cases, to prevent default. Certain authorities continue to show financial weakness due to the economy.

                              FEES AND EXPENSES
INVESTMENT ADVISORY
    As of March 31, 1995, the Portfolio had net assets of $173,632,424. For the fiscal year ended March 31, 1995, the Portfolio paid BMR advisory fees of $845,836 (equivalent to 0.46% of the Portfolio's average daily net assets for such year. For the period from the start of business, May 3, 1993, to March 31, 1994, the Portfolio paid BMR advisory fees of $615,822 (equivalent to 0.45% (annualized) of the Portfolio's average daily net assets for such period). The Portfolio's Investment Advisory Agreement with BMR is dated October 13, 1992 and remains in effect until February 28, 1996. The Agreement may be continued as described under "Investment Adviser and Administrator" in
Part I of this Statement of Additional Information.

    Prior to May 3, 1993 (when the Fund transferred substantially all of its assets to the Portfolio in exchange for an interest in the Portfolio), the Fund retained Eaton Vance as its investment adviser. For the period from April 1, 1993 to May 3, 1993, the Fund paid Eaton Vance advisory fees of $39,113 (equivalent to 0.48% (annualized) of the Fund's average daily net assets for such period). For the period from the Fund's start of business, May 29, 1992, to March 31, 1993, Eaton Vance would have earned, absent a fee reduction, advisory fees of $161,993 (equivalent to 0.45% (annualized) of the Fund's average daily net assets for such period). To enhance the net income of the Fund, Eaton Vance made a reduction of its advisory fee in the amount of $93,338.

ADMINISTRATOR
    As stated under "Investment Adviser and Administrator" in Part I of this Statement of Additional Information, the Administrator currently receives no compensation for providing administrative services to the Fund.

DISTRIBUTION PLAN
    The Distribution Plan and Distribution Agreement remain in effect until April 28, 1996 and may be continued as described under "Distribution Plan" in
Part I of this Statement of Additional Information. Pursuant to Rule 12b-1, the Plan has been approved by the Fund's shareholders and by the Board of Trustees of the Trust, including the Rule 12b-1 Trustees, as required by Rule 12b-1. The Fund pays the Principal Underwriter sales commissions equal to 3% of the amount received by the Fund for each Class I share sold (excluding reinvestment of dividends and distributions). During the fiscal year ended March 31, 1995, the Fund made sales commission payments under the Plan to the Principal Underwriter aggregating $1,316,016, which amount was used by the Principal Underwriter to defray sales commissions aggregating $334,465 paid during such period by the Principal Underwriter to Authorized Firms on sales of Class I shares of the Fund and to reduce Uncovered Distribution Charges. During such period, contingent deferred sales charges aggregating approximately $590,906 were imposed on early redeeming shareholders and paid to the Principal Underwriter, which amount was used by the Principal Underwriter to reduce Uncovered Distribution Charges. As at March 31, 1995, the outstanding Uncovered Distribution Charges of the Principal Underwriter calculated under the Plan amounted to approximately $3,137,537 (which amount was equivalent to 1.9% of the Fund's net assets attributable to Class I shares on such day). During the fiscal year ended March 31, 1995, the Fund accrued service fee payments under the Plan aggregating $149,368, of which $116,822 was paid to the Principal Underwriter. The Principal Underwriter paid $116,540 as service fees to Authorized Firms and the balance was retained by the Principal Underwriter.

PRINCIPAL UNDERWRITER
    For the fiscal year ended March 31, 1995, the Fund paid the Principal Underwriter $1,935.00 for repurchase transactions handled by the Principal Underwriter (being $2.50 for each such transaction).

CUSTODIAN
    For the fiscal year ended March 31, 1995, the Portfolio paid IBT $36,810. For the fiscal year ended March 31, 1995, the Fund paid IBT $12,296.

BROKERAGE
    For the fiscal year ended March 31, 1995, and for the period from the start of business, May 3, 1993 to March 31, 1994, the Portfolio paid no brokerage commissions on portfolio transactions. For the period from the start of business, May 29, 1992, to March 31, 1993, and for the period from April 1, 1993 to May 3, 1993 (when the Fund transferred substantially all of its assets to the Portfolio in exchange for an interest in the Portfolio), the Fund paid no brokerage commissions on portfolio transactions.

TRUSTEES
    The fees and expenses of those Trustees of the Trust and of the Portfolio who are not members of the Eaton Vance organization (the noninterested Trustees) are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. (The Trustees of the Trust and the Portfolio who are members of the Eaton Vance organization receive no compensation from the Trust or the Portfolio.) During the fiscal year ended March 31, 1995, the noninterested Trustees of the Trust and the Portfolio earned the following compensation in their capacities as Trustees from the Fund, the Portfolio, and the other funds in the Eaton Vance fund complex(1):

                               AGGREGATE    AGGREGATE       TOTAL COMPENSATION
                             COMPENSATION  COMPENSATION       FROM TRUST AND
  NAME                         FROM FUND   FROM PORTFOLIO      FUND COMPLEX
  ----                       ------------  --------------   ------------------
  Donald R. Dwight ........      $672         $2,114(2)         $135,000(4)
  Samuel L. Hayes, III ....       657          2,133(3)          147,500(5)
  Norton H. Reamer ........       630          2,140             135,000
  John L. Thorndike .......       647          2,228             140,000
  Jack L. Treynor .........       689          2,205             140,000
----------
(1)The Eaton Vance fund complex consists of 205 registered investment companies or series thereof.
(2)Includes $350 of deferred compensation.
(3)Includes $682 of deferred compensation.
(4)Includes $17,500 of deferred compensation.
(5)Includes $33,750 of deferred compensation.

                        ADDITIONAL OFFICER INFORMATION

    The Portfolio has the following officer not listed under "Officers of the Trust and the Portfolio" in the Fund's Part I of this Statement of Additional Information.

RAYMOND E. HENDER (51), Vice President of the Portfolio
Vice President of BMR, Eaton Vance and EV and an employee of Eaton Vance since
  September 8, 1992. Senior Vice President, Bank of New England (1989-1992). Fidelity Management & Research Company -- Portfolio Manager (1977-1988). Officer of various investment companies managed by Eaton Vance or BMR. Mr.
Hender was elected Vice President of the Portfolio on June 19, 1995.

                           PERFORMANCE INFORMATION
    The tables below indicate the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the life of the Fund from May 29, 1992 through March 31, 1995 and for the one-year period ended March 31, 1995.


                                                    VALUE OF A $1,000 INVESTMENT


                                                   VALUE OF
                                                  INVESTMENT       VALUE OF
                                                    BEFORE        INVESTMENT
                                                  DEDUCTING    AFTER DEDUCTING  TOTAL RETURN BEFORE DE-    TOTAL RETURN AFTER DE-
                                                THE CONTINGENT  THE CONTINGENT   DUCTING THE CONTINGENT    DUCTING THE CONTINGENT
                                                   DEFERRED        DEFERRED      DEFERRED SALES CHARGE    DEFERRED SALES CHARGE<F3>
     INVESTMENT       INVESTMENT    AMOUNT OF    SALES CHARGE  SALES CHARGE<F3> ------------------------  ------------------------
       PERIOD            DATE      INVESTMENT     ON 3/31/95      ON 3/31/95    CUMULATIVE   ANNUALIZED   CUMULATIVE   ANNUALIZED
     ----------       ----------   ----------     ----------      ----------    ----------   ----------   ----------   ----------

Life of
the Fund<F2>           5/29/92<F1>   $1,000       $1,143.45       $1,123.45       14.35%        4.84%       12.35%        4.19%
1 Year
Ended
3/31/95<F2>            3/31/94       $1,000       $1,044.11       $1,014.14        4.41%        4.41%        1.41%        1.41%



                                              PERCENTAGE CHANGES 5/29/92<F1> -- 3/31/95


                                 NET ASSET VALUE TO NET ASSET VALUE                    NET ASSET VALUE TO NET ASSET VALUE
                              BEFORE DEDUCTING THE CONTINGENT DEFERRED              AFTER DEDUCTING THE CONTINGENT DEFERRED
                           SALES CHARGE WITH ALL DISTRIBUTIONS REINVESTED      SALES CHARGE WITH ALL DISTRIBUTIONS REINVESTED<F3>
                           ----------------------------------------------      -------------------------------------------------
FISCAL YEAR ENDED           ANNUAL         CUMULATIVE       AVERAGE ANNUAL        ANNUAL         CUMULATIVE       AVERAGE ANNUAL
-----------------           ------         ----------       --------------        ------         ----------       --------------
3/31/93<F2>                   --              7.95%               --                --              4.95%               --
3/31/94                      1.46%            9.52%             5.07%             -1.45%            7.02%             3.76%
3/31/95                      4.41%           14.35%             4.84%              1.41%           12.35%             4.19%

    Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.
----------
<F1>Investment operations began on May 29, 1992.
<F2>If a portion of the Portfolio's and/or the Fund's expenses had not been subsidized, the Fund would have had lower returns.
<F3>No contingent deferred sales charge is imposed on shares purchased more than four years prior to the redemption, shares acquired through the reinvestment of distributions, or any appreciation in value of other shares in the account, and no such charge is imposed on exchanges of Fund shares for shares of one or more other funds listed under "The Eaton Vance
    Exchange Privilege" in the Fund's current Prospectus.

    For the thirty-day period ended March 31, 1995, the yield of the Fund was 3.81%. The yield required of a taxable security that would produce an after-tax yield equivalent to that earned by the Fund of 3.81% (considering both State and Federal taxes) would be 6.03%, assuming a combined Federal and State tax rate of 36.84%.

    The Fund's distribution rate (calculated on March 31, 1995 and based on the Fund's monthly distribution paid March 15, 1995) was 3.87%, and the Fund's effective distribution rate (calculated on the same date and based on the same monthly distribution) was 3.94%.

    The Portfolio's diversification by quality ratings as of June 30, 1995, was:

         RATING ASSIGNED BY                 PERCENT
       MOODY'S, S&P OR FITCH           OF BOND HOLDINGS
  --------------------------------  -----------------------
             Aaa or AAA                      50.2%
              Aa or AA                       22.0
                 A                           20.3
             Baa or BBB                       7.5
              Ba or BB                        --
                 B                            --
              Below B                         --
             Not rated                        --
                                             -----
               Total                         100.0%

    The following information compares the taxable equivalent yield of an investment in the Fund yielding a hypothetical 4.0% with the after-tax yield of a certificate of deposit yielding 3.25%. The tax brackets used in the table are the Federal and New York income tax brackets applicable for 1995: (1) for taxpayers subject to New York City income tax -- 25.19% for single filers with taxable income up to $23,350 and joint filers up to $39,000; 36.64% for single filers with taxable income from $23,351 to $56,550 and joint filers from $39,001 to $94,250; 39.32% for single filers with taxable income from $56,551 to $117,950 and joint filers from $94,251 to $143,600; 43.71% for single filers with taxable income from $117,951 to $256,500 and joint filers from $143,601 to $256,500; and 46.88% for single and joint filers with taxable income over $256,500; and (2) for taxpayers not subject to New York City income tax -- 21.45% for single filers with taxable income up to $23,350 and joint filers up to $39,000; 33.47% for single filers with taxable income from $23,351 to $56,550 and joint filers from $39,001 to $94,250; 36.24% for single filers with taxable income from $56,551 to $117,950 and joint filers from $94,251 to $143,600; 40.86% for single filers with taxable income from $117,951 to $256,500 and joint filers from $143,601 to $256,500; and 44.19%
for single and joint filers with taxable income over $256,500. The applicable Federal tax rates within each of these combined tax brackets are 15%, 28%, 31%, 36% and 39.6% over the same ranges of income. The combined tax brackets are based on the highest New York State and/or New York City income tax rate within each bracket, and are not simply the sum of each of the taxes, as they assume that State and City taxes are deducted on the Federal income tax return, thereby reducing the effective combined tax rates. These brackets do not take into account the phaseout of personal exemptions and limitation on deductibility of itemized deductions over certain ranges of income, which increase the effective top Federal tax rate for certain taxpayers. Investors should consult with their tax advisers for more information.

FOR TAXPAYERS SUBJECT TO NEW YORK CITY INCOME TAX:

                                                                                   TAX BRACKET
                                                      25.19%          36.64%          39.32%          43.71%          46.88%
                                                  ------------------------------------------------------------------------------
  Tax free yield ................................      4.00%           4.00%           4.00%           4.00%           4.00%
  Taxable equivalent ............................      5.35            6.31            6.59            7.11            7.53

  Certificates of deposit:
      Yield .....................................      3.25            3.25            3.25            3.25            3.25
      After-tax yield ...........................      2.43            2.05            1.97            1.83            1.73

FOR TAXPAYERS NOT SUBJECT TO NEW YORK CITY INCOME TAX:
                                                                                   TAX BRACKET
                                                      21.45%          33.47%          36.24%          40.86%          44.19%
                                                  ------------------------------------------------------------------------------
  Tax free yield ................................      4.00%           4.00%           4.00%           4.00%           4.00%
  Taxable equivalent ............................      5.09            6.01            6.27            6.76            7.17

  Certificates of deposit:
      Yield .....................................      3.25            3.25            3.25            3.25            3.25
      After-tax yield ...........................      2.55            2.16            2.07            1.92            1.81


    The following are illustrations of the Tax Free Yield Advantage, comparing the after-tax yields of a certificate of deposit yielding 3.25% and a hypothetical tax free investment yielding 4.0%. The 1995 combined tax bracket takes into account Federal, New York State and/or New York City income taxes. These illustrations also quantify the Federal income tax payable on hypothetical investments of $100,000 in a certificate of deposit yielding 3.25% and a hypothetical tax free investment yielding 4.0%, and compares the after-tax return of such investments. The charts are based on 3-month bank CDs (Source: The Wall Street Journal) and current limited maturity municipal bond yields, compiled by Eaton Vance Management. These illustrations are not meant to imply or predict any future rate of return for the Fund. See your financial adviser for the Fund's current yield and actual CD rates.

                     SUBJECT TO NEW YORK CITY INCOME TAX

Marathon New York (NYC included)
The Tax Free Yield Advantage
(43.71% combined tax bracket)
3.25% Certificate of deposit
3.25% Pretax yield
1.83% After-tax yield

4.00% Tax free investment
7.11% Taxable equivalent yield
4.00% Tax free yield

Example:
Two $100,000 investments ...   3.25% CD        4.00% Tax free
Pretax income:                 $3,250.00       $4,000.00
Tax:                           (1,420.58)      NONE
After-tax income:              $1,829.42       $4,000.00

                   NOT SUBJECT TO NEW YORK CITY INCOME TAX

Marathon New York
The Tax Free Yield Advantage
(40.86% combined tax bracket)
3.25% Certificate of deposit
3.25% Pretax yield
1.92% After-tax yield

4.00% Tax free investment
6.76% Taxable equivalent yield
4.00% Tax free yield

Example:
Two $100,000 investments ...   3.25% CD        4.00% Tax free
Pretax income:                 $3,250.00       $4,000.00
Tax:                           (1,327.95)      NONE
After-tax income:              $1,922.05       $4,000.00


     From time to time, information, charts and illustrations similar to the following, showing changes in certificate of deposit yields, and yields and taxable equivalent yields of limited maturity municipal bonds may be included in advertisements and other material supplied to present and prospective shareholders.


Here's How Far CD Yields Have Fallen...
Average annual yields
Taxable 3-month bank certificates of deposit
Limited maturity municipal bonds:
Tax free yield
Taxable equivalent (43.71% bracket)
(plot points for vertical bar chart follow)

         Average       Ltd Mat      Taxable Equivalent Yield
Year     CD Rate     Muni Yields   (43.71% bracket) (inc NYC)
1985       7.34          7.86               14.01
1986       5.74          6.23               11.10
1987       7.25          6.43               11.46
1988       8.10          6.61               11.78
1989       7.82          6.73               11.99
1990       7.38          6.69               11.92
1991       5.36          6.00               10.69
1992       3.08          5.38                9.59
1993       2.69          4.65                8.29
1994       3.22          5.40                9.59
Sources: CDs -- The Wall Street Journal, Rategram;
Limited maturity municipal bonds -- Lehman Brothers, Inc.,
7-year General Obligation Municipal Bond Index.

This chart is for illustration purposes only; the performance of the bond index is not indicative of the Fund's performance.

                             ADDITIONAL TAX MATTERS
    In any year in which the Fund is subject to New York taxation, qualifies as a regulated investment company under Subchapter M of the Code and incurs no Federal income tax, the Fund will not be required to pay any New York State franchise tax or New York City general corporation tax, with the possible exception of certain nominal minimum taxes.

    Distributions from the Fund will not be excluded from net income and shares of the Fund will not be excluded from investment capital in determining New York State or City franchise and corporation taxes for corporate shareholders.

    Shares of the Fund will not be subject to the New York State or City property tax.

             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

    As of June 30, 1995, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of June 30, 1995, Merrill Lynch, Pierce, Fenner & Smith, Inc., New Brunswick, NJ, was the record owner of approximately 22% of the outstanding shares, which were held on behalf of its customers who are the beneficial owners of such shares, and as to which it had voting power under certain limited circumstances. To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding shares as of such date.

                          TAX EQUIVALENT YIELD TABLE

    The table below shows the effect of the tax status of bonds on the tax equivalent yield received by their holders under the regular Federal income tax and New York State and New York City income tax laws in effect for 1995. It gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax exempt bonds yielding from 4% to 7%.

                                           COMBINED
                                            FEDERAL,
SINGLE RETURN  JOINT RETURN                 NY STATE             A FEDERAL, NEW YORK STATE AND NEW YORK CITY TAX EXEMPT YIELD OF:
-------------  ------------                AND NY CITY       ----------------------------------------------------------------------
   (TAXABLE INCOME<F1>)                  TAX BRACKET<F2>      4%        4.5%        5%        5.5%        6%        6.5%        7%
-----------------------------------------------------------------------------------------------------------------------------------
                                                                             IS EQUIVALENT TO A FULLY TAXABLE YIELD OF:
   Up to $ 23,350     Up to $ 39,000           25.19%       5.35%      6.01%      6.68%      7.35%      8.02%      8.69%      9.36%
$ 23,351-$ 56,500  $ 39,001-$ 94,250           36.64        6.31       7.10       7.89       8.68       9.47      10.26      11.05
$ 56,551-$117,950  $ 94,251-$143,600           39.32        6.59       7.42       8.24       9.06       9.89      10.71      11.54
$117,951-$256,500  $143,601-$256,500           43.71        7.11       7.99       8.88       9.77      10.66      11.55      12.44
    Over $256,500      Over $256,500           46.88        7.53       8.47       9.41      10.35      11.29      12.24      13.18

    Yields shown are for illustration purposes only and are not meant to represent the Fund's actual yield.
<F1>Net amount subject to Federal, New York State and New York City personal income tax (including New York City personal income tax surcharges) after deductions and exemptions.
<F2>The combined tax rate for the two lowest income tax brackets are calculated using the highest State rate (7.59375% effective annualized State tax rate based on a rate of 7.875% for the first 3 months of the 1995 tax year and 7.5% for the remaining 9 months) and the highest City rate applicable at the upper portion of that bracket. Therefore, an investor with taxable income below the highest dollar amount in the two lowest brackets may have a lower combined tax rate than the combined rate shown for that bracket. The applicable State and City rates are at their maximum (7.59375% and 4.457%, respectively) throughout all other brackets.

    The table below shows the effect of the tax status of bonds on the tax equivalent yield received by their holders under the regular Federal income tax and New York State income tax laws in effect for 1995. It gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax exempt bonds yielding from 4% to 7%.


                                           COMBINED
SINGLE RETURN  JOINT RETURN               FEDERAL AND           A FEDERAL, NEW YORK STATE AND NEW YORK CITY TAX EXEMPT YIELD OF:
-------------  ------------                 NY STATE        ----------------------------------------------------------------------
   (TAXABLE INCOME<F1>)                  TAX BRACKET<F2>      4%        4.5%        5%        5.5%        6%        6.5%        7%
-----------------------------------------------------------------------------------------------------------------------------------
                                                                             IS EQUIVALENT TO A FULLY TAXABLE YIELD OF:


   Up to $ 23,350     Up to $ 39,000           21.45%       5.09%      5.73%      6.37%      7.00%      7.64%      8.28%      8.91%
$ 23,351-$ 56,500  $ 39,001-$ 94,250           33.47        6.01       6.76       7.52       8.27       9.02       9.77      10.52
$ 56,551-$117,950  $ 94,251-$143,600           36.24        6.27       7.06       7.84       8.63       9.41      10.19      10.98
$117,951-$256,500  $143,601-$256,500           40.86        6.76       7.61       8.45       9.30      10.15      10.99      11.84
    Over $256,500      Over $256,500           44.19        7.17       8.06       8.96       9.85      10.75      11.65      12.54

    Yields shown are for illustration purposes only and are not meant to represent the Fund's actual yield.

<F1>Net amount subject to Federal and New York State personal income tax after deductions and exemptions.

<F2> The combined tax rate for the two lowest income tax brackets are calculated using the highest State rate (7.59375% effective annualized State tax rate based on a rate of 7.875% for the first 3 months of the 1995 tax year and 7.5% for the remaining 9 months) applicable at the upper portion of that bracket. Therefore, an investor with taxable income below the highest dollar amount in the two lowest brackets may have a lower combined tax rate than the combined rate shown for that bracket. The applicable State rate is the maximum rate, 7.59375%, throughout all other brackets.

Note: Of course, no assurance can be given that EV Marathon New York Limited Maturity Tax Free Fund will achieve any specific tax exempt yield. While it is expected that the Portfolio will invest principally in obligations the interest from which is exempt from the regular Federal income tax and New York State and New York City personal income taxes, other income received by the Portfolio and allocated to the Fund may be taxable. The table does not take into account state or local taxes, if any, payable on Fund distributions except for New York State and New York City personal income taxes. It should also be noted that the interest earned on certain "private activity bonds" issued after August 7, 1986, while exempt from the regular Federal income tax, is treated as a tax preference item which could subject the recipient to or increase the recipient's liability for the Federal alternative minimum tax.

The above-indicated combined Federal and New York State/City income brackets assume State and City taxes are Itemized Deductions and do not take into account the effect of a reduction in the deductibility of Itemized Deductions (including New York State and City Income Taxes) for taxpayers with Adjusted Gross Income in excess of $114,700, nor do they reflect phaseout of personal exemptions for single and joint filers with Adjusted Gross Income in excess of $114,700 and $172,050, respectively. The effective combined tax brackets and equivalent taxable yields of taxpayers who do not itemize or who are subject to such limitations will be higher than those indicated above. In addition, investors who do not itemize deductions on their Federal income tax returns will have higher combined brackets and equivalent taxable yields than indicated above. The illustrations assume that the Federal alternative minimum tax is not applicable and do not take into account any tax credits that may be available.

The information set forth above is as of the date of this Statement of Additional Information. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax equivalent yields set forth above.

                     STATEMENT OF ADDITIONAL INFORMATION

                                   PART II

    This Part II provides information about EV MARATHON OHIO LIMITED MATURITY TAX FREE FUND. The investment objective of the Fund is to provide (1) a high level of current income exempt from regular Federal income tax and Ohio State personal income taxes and (2) limited principal fluctuation. The Fund currently seeks to achieve its investment objective by investing its assets in the Ohio Limited Maturity Tax Free Portfolio (the "Portfolio"). The Fund changed its name from Eaton Vance Ohio Limited Maturity Tax Free Fund to EV Marathon Ohio Limited Maturity Tax Free Fund on August 1, 1994.

                           INVESTMENT RESTRICTIONS

    The Fund may not:

    (1) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin;

    (2) Make short sales of securities or maintain a short position, unless at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 25% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time. (The Fund will make such sales only for the purpose of deferring realization of gain or loss for Federal income tax purposes);

    (3) Purchase securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the total outstanding voting securities of such issuer to be held by the Fund; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund;

    (4) Purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is a member, officer, director or trustee of any investment adviser of the Fund, if after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities or both (all taken at market value) of such issuer and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities or both (all taken at market value);

    (5) Underwrite or participate in the marketing of securities of others, except insofar as it may technically be deemed to be an underwriter in selling a portfolio security under circumstances which may require the registration of the same under the Securities Act of 1933, or participate on a joint or a joint and several basis in any trading account in securities;

    (6) Lend any of its funds or other assets to any person, directly or indirectly, except (i) through repurchase agreements and (ii) through the loan of a portfolio security; (The purchase of a portion of an issue of debt obligations, whether or not the purchase is made on the original issuance, is not considered the making of a loan);

    (7) Borrow money or pledge its assets in excess of 1/3 of the value of its net assets (excluding the amount borrowed) and then only if such borrowing is incurred as a temporary measure for extraordinary or emergency purposes or to facilitate the orderly sale of portfolio securities to accommodate redemption requests; or issue securities other than its shares of beneficial interest, except as appropriate to evidence indebtedness, including reverse repurchase agreements, which the Fund is permitted to incur. The Fund will not purchase securities while outstanding borrowings, including reverse repurchase agreements, exceed 5% of its total assets; provided, however, that the Fund may increase its interest in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund while such borrowings are outstanding. The deposit of cash, cash equivalents and liquid debt securities in a segregated account with the Fund's custodian and/or with a broker in connection with futures contracts or related options transactions and the purchase of securities on a "when-issued" basis are not deemed to be a pledge;

    (8) Invest for the purpose of exercising control or management of other companies; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund;

    (9) Purchase or sell real estate (including limited partnership interests, but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest or deal in real estate or securities which are secured by real estate);

    (10) Purchase or sell physical commodities or futures contracts for the purchase or sale of physical commodities, provided that the Fund may enter into all types of futures contracts on securities and on securities, economic and other indices and may purchase and sell options on such futures contracts;

    (11) Buy investment securities from or sell them to any of the officers or Trustees of the Trust, its investment adviser or its principal underwriter, as principal; however, any such persons or concerns may be employed as a broker upon customary terms;

    (12) Purchase oil, gas or other mineral leases or purchase partnership interests in oil, gas or other mineral exploration or development programs.


    The Fund and the Portfolio have adopted the following investment policies which may be changed by the Trust with respect to the Fund without approval by the Fund's shareholders or by the Portfolio with respect to the Portfolio without approval by the Fund or its other investors. Neither the Fund nor the Portfolio may invest more than 15% of its net assets in investments which are not readily marketable, including restricted securities and repurchase agreements maturing in more than seven days. Restricted securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 that the Board of Trustees of the Trust or the Portfolio, or its delegate, determines to be liquid, based upon the trading markets for the specific security; provided, however, that the Fund may invest without limitation in the Portfolio or in another investment company with substantially the same investment objective. Neither the Fund nor the Portfolio may purchase securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years, if by reason thereof the value of its aggregate investment in such class of securities will exceed 5% of its total assets, provided that the issuers of securities rated by Moody's, S&P, Fitch or any other nationally recognized rating service shall not be considered "unseasoned"; provided, however, that the Fund may invest without limitation in the Portfolio in another investment company with substantially the same investment objective. Neither the Fund nor the Portfolio may engage in options, futures or forward transactions if more than 5% of its net assets, as measured by the aggregate of the premiums paid by the Fund or the Portfolio would be so invested. The Fund and Portfolio may purchase put options on municipal obligations only if, after such purchase, not more than 5% of its net assets, as measured by the aggregate of the premiums paid for such options held by it, would be so invested. Neither the Fund nor the Portfolio may invest in warrants, valued at the lower of cost or market, exceeding 5% of the value of its net assets. Included within that amount, but not to exceed 2% of the value of its net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund or the Portfolio in units or attached to securities may be deemed to be without value. Neither the Fund nor the Portfolio intends to invest in reverse repurchase agreements during the current fiscal year.


    In order to permit the sale of shares of the Fund in certain states, the Fund may make commitments more restrictive than the policies described above. Should the Fund determine that any such commitment is no longer in the best interests of the Fund and its shareholders, it will revoke the commitment by terminating sales of its shares in the state(s) involved.

                            RISKS OF CONCENTRATION

    The following information as to certain Ohio considerations is given to investors in view of the Portfolio's policy of concentrating its investments in Ohio issuers. Such information is derived from sources that are generally available to investors and is believed to be accurate. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of Ohio issuers. Neither the Trust nor the Portfolio has independently verified this information.

    The State of Ohio operates on the basis of a fiscal biennium for its appropriations and expenditures. The State is effectively prohibited by law from ending a fiscal year or a biennium in a deficit position. The Governor has the power to order State agencies to operate within the State's means. The State carries out most of its operations through the General Revenue Fund ("GRF") which receives general State revenues not otherwise dedicated. GRF revenues are derived mainly from personal income and sales taxes and corporate franchise taxes. State GRF figures generally show a pattern related to national economic conditions, evident in growth and depletion of its GRF ending fund balances, with the June 30 (end of fiscal year) GRF fund balance reduced during less favorable national economic periods and increased during more favorable economic periods.

    The general appropriations act for the 1994-95 biennium was signed by the Governor on July 1, 1993. This act appropriated $30.7 billion for GRF purposes. Appropriations for the first fiscal year of the biennium were approximately 9.2% above those for fiscal year 1993 while those for the second year were approximately 6.6% higher than those for fiscal year 1994. These additional appropriations were mainly for increased costs in most State financed programs such as education, Medicaid, mental health and corrections. During the 1991-1993 biennium, the national economic downturn required a $200 million transfer from the Budget Stabilization Fund to the GRF. As fiscal year 1992 progressed, reduced tax collections led to a revenue shortfall. This, in combination with additional expenditures, produced a budget deficit. The State addressed this deficit through a combination of budget cuts, tax payment accelerations and a depletion of the Budget Stabilization Fund. A projected fiscal year 1993 gap of $520 million was covered through a combination of tax increases and a reduction in appropriations. The fiscal year 1994 budget was balanced, and the State's GRF had an ending fund balance of $560 million.

    Local school districts in Ohio receive a major portion of their operating monies from State subsidies, but are dependent upon local taxes for significant portions of their budgets. School districts may submit for voter approval income taxes on the district income of individuals and estates. To date, this income tax has been approved in 120 of the State's 600+ local school districts. A small number of local school districts have in any year required emergency advances from the State under a prior program in order to avoid year-end deficits. Forty-four school districts borrowed $68.6 million in fiscal year 1992 and 27 districts borrowed $94.5 million in 1993, including Cleveland which borrowed $75 million. Twenty-eight districts borrowed $41.1 million in fiscal year 1994. Schools were affected by budget-balancing expenditure reductions discussed above.

    Litigation, similar to that in other states, is pending questioning the constitutionality of Ohio's system of school funding. A trial court recently concluded that aspects of the system (including basic operating assistance) are unconstitutional, and ordered the State to provide for and fund a system complying with the Ohio Constitution. The State has appealed. At this time, it is not possible to determine either the outcome or the financial burden which an unfavorable decision would have on either the State's or the local school districts' financial health.

    Resolutions have been introduced in both houses of the General Assembly that would submit at the November 1995 election constitutional amendments relating to State debt. One amendment would authorize, among other things, the issuance of State general obligation debt for a variety of purposes and without additional vote of the people to the extent that debt service on all State general obligation debt and GRF-supported obligations would not exceed 5% of the preceding fiscal year's GRF expenditures. It cannot be predicted whether any of the proposed amendments will in fact be submitted, or, if submitted, approved by the electors.

                              FEES AND EXPENSES
INVESTMENT ADVISER
    As of March 31, 1995, the Portfolio had net assets of $39,435,374. For the fiscal year ended March 31, 1995, absent a fee reduction, the Portfolio would have paid BMR advisory fees of $185,368 (equivalent to 0.46% of the Portfolio's average daily net assets for such year). To enhance the net income of the Portfolio, BMR made a reduction of its advisory fee in the amount of $44,856. For the period from the start of business, April 16, 1993, to the fiscal year ended March 31, 1994, BMR would have earned, absent a fee reduction, advisory fees of $78,138 (equivalent to 0.44% (annualized) of the Portfolio's average daily net assets for such period). To enhance the net income of the Portfolio, BMR made a reduction of the full amount of its advisory fee and BMR was allocated expenses related to the operation of the Portfolio in the amount of $18,702. The Portfolio's Investment Advisory Agreement with BMR is dated April 9, 1993 and remains in effect until February 28, 1996. The Agreement may be continued as described under "Investment Adviser and Administrator" in Part I of this Statement of Additional Information.

ADMINISTRATOR
    As stated under "Investment Adviser and Administrator" in Part I of this Statement of Additional Information, the Administrator currently receives no compensation for providing administrative services to the Fund. For the period from the start of business, April 16, 1993, to March 31, 1994, $13,276 of the Fund's operating expenses were allocated to the Administrator.

DISTRIBUTION PLAN
    The Distribution Plan and Distribution Agreement remain in effect until April 28, 1996 and may be continued as described under "Distribution Plan" in
Part I of this Statement of Additional Information. Pursuant to Rule 12b-1, the Plan has been approved by the Fund's initial sole shareholder (Eaton Vance) and by the Board of Trustees of the Trust, including the Rule 12b-1 Trustees, as required by the Rule. The Fund pays the Principal Underwriter sales commissions equal to 3.5% of the amount received by the Fund for each Class I share sold (excluding reinvestment of dividends and distributions). For the fiscal year ended March 31, 1995, the Fund made sales commission payments under the Plan to the Principal Underwriter aggregating $252,885, which amount was used by the Principal Underwriter to defray sales commissions aggregating $101,205 paid during such period by the Principal Underwriter to Authorized Firms on sales of Class I shares of the Fund and to Reduce Uncovered Distribution Charges. As at March 31, 1995, the outstanding Uncovered Distribution Charges of the Principal Underwriter calculated under the Plan amounted to approximately $973,394 (which amount was equivalent to 2.8% of the Fund's net assets attributable to Class I shares on such day). During such period, contingent deferred sales charges aggregating approximately $72,204 were imposed on early redeeming shareholders and paid to the Principal Underwriter, which amount was used by the Principal Underwriter to reduce Uncovered Distribution Charges. The Fund commenced accruing for its service fee payments during the quarter ended June 30, 1994. During the fiscal year ended March 31, 1995, the Fund accrued service fee payments under the Plan aggregating $17,230, of which $10,897 was paid to the Principal Underwriter. The Principal Underwriter paid $10,888 as service fees to Authorized Firms and the balance was retained by the Principal Underwriter.

PRINCIPAL UNDERWRITER
    For the fiscal year ended March 31, 1995, the Fund paid the Principal Underwriter $350.00 for repurchase transactions handled by the Principal Underwriter (being $2.50 for each such transaction).

CUSTODIAN
    For the fiscal year ended March 31, 1995, the Fund paid IBT $9,392. For the fiscal year ended March 31, 1995, the Portfolio paid IBT $11,030.

BROKERAGE
    For the fiscal year ended March 31, 1995 and for the period from the start of business, April 16, 1993, to the fiscal year ended March 31, 1994, the Portfolio paid no brokerage commissions on portfolio transactions.

TRUSTEES
    The fees and expenses of those Trustees of the Trust and of the Portfolio who are not members of the Eaton Vance organization (the noninterested Trustees) are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. (The Trustees of the Trust and of the Portfolio who are members of the Eaton Vance organization receive no compensation from the Trust or the Portfolio.) During the fiscal year ended March 31, 1995, the noninterested Trustees of the Trust and the Portfolio earned the following compensation in their capacities as Trustees from the Fund, the Portfolio, and the other funds in the Eaton Vance fund complex:

                                               AGGREGATE
                                AGGREGATE    COMPENSATION   TOTAL COMPENSATION
                              COMPENSATION       FROM         FROM TRUST AND
NAME                            FROM FUND      PORTFOLIO      FUND COMPLEX(1)
----                          ------------   -------------  ------------------
Donald R. Dwight ...........       $34           $336(2)         $135,000(4)
Samuel L. Hayes, III .......        33            328(3)          147,500(5)
Norton H. Reamer ...........        31            315             135,000
John L. Thorndike ..........        32            323             140,000
Jack L. Treynor ............        34            345             140,000
----------
(1) The Eaton Vance fund complex consists of 205 registered investment companies or series thereof.
(2) Includes $54 of deferred compensation.
(3) Includes $103 of deferred compensation.
(4) Includes $17,500 of deferred compensation.
(5) Includes $33,750 of deferred compensation.

                        ADDITIONAL OFFICER INFORMATION

    The Portfolio has the following officer not listed under "Officers of the Trust and the Portfolio" in the Fund's Part I of this Statement of Additional Information.

WILLIAM H. AHERN (36), Vice President of the Portfolio
Assistant Vice President of BMR, Eaton Vance and EV and an employee of Eaton
  Vance since July 17, 1989. Officer of various investment companies managed by Eaton Vance or BMR. Mr. Ahern was elected Vice President of the Portfolio on June 19, 1995.

                           PERFORMANCE INFORMATION
    The tables below indicate the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the life of the Fund from April 16, 1993 through March 31, 1995, and for the one-year period ended March 31, 1995.

                         VALUE OF A $1,000 INVESTMENT
                                              VALUE OF         VALUE OF
                                             INVESTMENT       INVESTMENT                                        TOTAL RETURN
                                               BEFORE            AFTER              TOTAL RETURN              AFTER DEDUCTING
                                            DEDUCTING THE    DEDUCTING THE        BEFORE DEDUCTING             THE CONTINGENT
                                             CONTINGENT       CONTINGENT      THE CONTINGENT DEFERRED             DEFERRED
                                              DEFERRED         DEFERRED             SALES CHARGE              SALES CHARGE<F3>
  INVESTMENT     INVESTMENT    AMOUNT OF    SALES CHARGE    SALES CHARGE<F3> --------------------------  --------------------------
    PERIOD          DATE      INVESTMENT     ON 3/31/95       ON 3/31/95      CUMULATIVE    ANNUALIZED    CUMULATIVE    ANNUALIZED
--------------  ------------  -----------  ---------------  ---------------  ------------  ------------  ------------  ------------
Life of
the Fund<F2>      4/16/93       $1,000        $1,056.86        $1,032.54        5.69%         2.87%         3.25%         1.65%
1 Year
Ended
3/31/95<F2>       3/31/94       $1,000        $1,044.06        $1,014.06        4.41%         4.41%         1.41%         1.41%

                    PERCENTAGE CHANGES 4/16/93<F1> -- 3/31/95

                               NET ASSET VALUE TO NET ASSET VALUE                     NET ASSET VALUE TO NET ASSET VALUE
                            BEFORE DEDUCTING THE CONTINGENT DEFERRED                AFTER DEDUCTING THE CONTINGENT DEFERRED
                         SALES CHARGE WITH ALL DISTRIBUTIONS REINVESTED        SALES CHARGE<F3> WITH ALL DISTRIBUTIONS REINVESTED
                         ------------------------------------------------      -------------------------------------------------
FISCAL YEAR ENDED          ANNUAL          CUMULATIVE      AVERAGE ANNUAL         ANNUAL          CUMULATIVE      AVERAGE ANNUAL
-----------------          ------          ----------      --------------         ------          ----------      --------------
3/31/94<F2>                  --               1.23%              --                 --              -1.69%              --
3/31/95<F2>                 4.41%             5.69%             2.87%              1.41%             3.25%             1.65%

    Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.

----------
<F1> Investment operations began on April 16, 1993.
<F2> If a portion of the Portfolio's and/or the Fund's expenses had not been subsidized, the Fund would have had lower returns.
<F3>No contingent deferred sales charge is imposed on shares purchased more than four years prior to the redemption, shares acquired through the reinvestment of distributions, or any appreciation in value of other shares in the account, and no such charge is imposed on exchanges of Fund shares for shares of one or more other funds listed under "The Eaton Vance Exchange Privilege" in the Fund's current prospectus.

----------
    For the thirty-day period ended March 31, 1995, the yield of the Fund was 3.76%. The yield required of a taxable security that would produce an after-tax yield equivalent to that earned by the Fund of 3.76% (considering both State and Federal taxes) would be 5.55%, assuming a combined Federal and State tax rate of 32.28%. If a portion of the Portfolio's expenses had not been allocated to the Investment Adviser, the Fund would have had a lower yield.

    The Fund's distribution rate (calculated on March 31, 1995 and based on the Fund's monthly distribution paid March 15, 1995) was 3.80%, and the Fund's effective distribution rate (calculated on the same date and based on the same monthly distribution) was 3.87%. If a portion of the Portfolio's expenses had not been allocated to the Investment Adviser, the Fund would have had a lower distribution rate and effective distribution rate.

    The Portfolio's diversification by quality ratings as of June 30, 1995, was:

         RATING ASSIGNED BY                 PERCENT
       MOODY'S, S&P OR FITCH           OF BOND HOLDINGS
  --------------------------------  -----------------------
             Aaa or AAA                       43.4%
              Aa or AA                        12.9
                 A                            27.7
             Baa or BBB                        4.0
              Ba or BB                        --
                 B                            --
              Below B                         --
             Not rated                        12.0
                                             -----
               Total                         100.0%

    The following information compares the taxable equivalent yield of an investment in the Fund yielding a hypothetical 4.0% with the after-tax yield of a certificate of deposit yielding a hypothetical 3.25%. The tax brackets used in the table are the combined Federal and Ohio income tax brackets applicable for 1995: 18.79% for single filers with taxable income up to $23,350 and joint filers up to $39,000; 32.28% for single filers with taxable income from $23,351 to $56,550 and joint filers from $39,001 to $94,250; 35.76% for single filers with taxable income from $56,551 to $117,950 and joint filers from $94,251 to $143,600; 40.80% for single filers with taxable income from $117,951 to $256,500 and joint filers from $143,601 to $256,500;
and 44.13% for single and joint filers with taxable income over $256,500. The applicable Federal tax rates within each of these combined brackets are 15%, 28%, 31%, 36% and 39.6% over the same ranges of income. The combined brackets are not simply the sum of each of the taxes, as they assume that state taxes are deducted on the Federal income tax return (reducing the effective combined tax brackets) and are based on the highest or the average of the highest state income tax rates for single and joint taxpayers within the brackets. These brackets do not take into account the phaseout of personal exemptions and limitation on deductibility of itemized deductions over certain ranges of income, which increase the effective top Federal tax rate for certain taxpayers. Investors should consult with their tax advisers for more information.

                                                     TAX BRACKET
                                      18.79%   32.28%   35.76%   40.80%   44.13%
                                   ---------------------------------------------
Tax free yield ....................    4.00%    4.00%    4.00%    4.00%    4.00%
Taxable equivalent ................    4.93     5.91     6.23     6.76     7.16

Certificates of deposit:
    Yield .........................    3.25     3.25     3.25     3.25     3.25
    After-tax yield ...............    2.64     2.20     2.09     1.92     1.82

    The following is an illustration of the Tax Free Yield Advantage, comparing after-tax yields of a certificate of deposit yielding 3.25% and a hypothetical tax free investment yielding 4.0%. This illustration also quantifies the Federal income tax payable on hypothetical investments of $100,000 in a certificate of deposit yielding 3.25% and a hypothetical tax free investment yielding 4.0%, and compares the after-tax return of such investments. The chart is based on 3-month bank CDs (Source: The Wall Street Journal) and current limited maturity municipal bond yields, compiled by Eaton Vance Management. This illustration is not meant to imply or predict any future rate of return for the Fund. See your financial adviser for the Fund's current yield and actual CD rates.


The Tax Free Yield Advantage
(40.80% combined tax bracket)
3.25% Certificate of deposit
3.25% Pretax yield
1.92% After-tax yield

4.00% Tax free investment
6.76% Taxable equivalent yield
4.00% Tax free yield

Example:
Two $100,000 investments ...               3.25% CD            4.00% Tax free
Pretax income:                            $3,250.00           $4,000.00
Tax:                                      (1,326.00)          NONE
After-tax income:                         $1,924.00           $4,000.00

     From time to time, information, charts and illustrations similar to the following, showing changes in certificate of deposit yields, and yields and taxable equivalent yields of limited maturity municipal bonds may be included in advertisements and other material supplied to present and prospective shareholders.


Here's How Far CD Yields Have Fallen...
Average annual yields
Taxable 3-month bank certificates of deposit
Limited maturity municipal bonds:
Tax free yield
Taxable equivalent (40.80% bracket)
(plot points for vertical bar chart follow)

         Average       Ltd Mat     Taxable Equivalent Yield
Year     CD Rate     Muni Yields       (40.80% bracket)
1985       7.34          7.86                13.28
1986       5.74          6.23                10.52
1987       7.25          6.43                10.86
1988       8.10          6.61                11.17
1989       7.82          6.73                11.37
1990       7.38          6.69                11.30
1991       5.36          6.00                10.14
1992       3.08          5.38                 9.09
1993       2.69          4.65                 7.85
1994       3.22          5.40                 9.12
Sources: CDs -- The Wall Street Journal, Rategram;
Limited maturity municipal bonds -- Lehman Brothers, Inc.,
7-year General Obligation Municipal Bond Index.

This chart is for illustration purposes only; the performance of the bond index is not indicative of the Fund's performance.


                                    TAXES

    In the opinion of special tax counsel to the Fund, Squire, Sanders & Dempsey, under Ohio law, provided that the Fund continues to qualify as a regulated investment company under the Code and that at all times at least 50% of the value of the total assets of the Fund consists of obligations issued by or on behalf of the State of Ohio, political subdivisions thereof or agencies or instrumentalities of Ohio or its political subdivisions ("Ohio Obligations"), or similar obligations of other states or their subdivisions (a fund satisfying such requirements being referred to herein as an "Ohio fund"),
(i) distributions paid by the Fund will be exempt from Ohio personal income tax and any Ohio municipal income taxes or Ohio school district income taxes for individuals who reside in Ohio to the extent such dividends are derived from interest payments on Ohio Obligations, and (ii) distributions that are properly attributable to the Fund's capital gains on the sale or other disposition of Ohio Obligations, will be exempt from Ohio personal income tax and any municipal or school district income taxes. Except as described below, other distributions from the Fund will generally not be exempt from Ohio personal income tax, Ohio municipal income taxes or Ohio school district income tax.

    Provided the Fund qualifies as an Ohio fund, (1) distributions from the Fund will be excluded from net income for purposes of the Ohio corporation franchise tax to the extent that such distributions are excludable from gross income for Federal income tax purposes or are derived from interest payments on Ohio Obligations, and (2) distributions that are properly attributable to the Fund's capital gains on the sale or other disposition of Ohio Obligations, also will be excluded from net income for purposes of the Ohio corporation franchise tax. However, shares of the Fund will not be excluded from net worth for purposes of such tax.

    Provided that the Fund qualifies as an Ohio fund, distributions by the Fund that are properly attributable to interest on obligations of the United States or the governments of Puerto Rico, the Virgin Islands or Guam or their authorities or municipalities are exempt from Ohio personal income tax, Ohio municipal income taxes and Ohio school district income taxes, and are excluded from the net income base of the Ohio corporate franchise tax to the same extent that such interest would be so exempt or excluded if the obligations were held directly by the shareholders.

             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

    As at June 30, 1995, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of June 30, 1995, Merrill Lynch, Pierce, Fenner & Smith, Inc., New Brunswick, NJ, was the record owner of approximately 7.3% of the outstanding shares, which were held on behalf of its customers who are the beneficial owners of such shares, and as to which it had voting power under certain limited circumstances. To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding shares as of such date.

                          TAX EQUIVALENT YIELD TABLE

    The table below shows the effect of the tax status of bonds on the tax equivalent yield received by their holders under the regular Federal income tax and Ohio State income tax laws and tax rates applicable for 1995. It gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax exempt bonds yielding from 4% to 7%.

                                                                                A FEDERAL AND OHIO STATE
                                               COMBINED                            TAX EXEMPT YIELD OF:
   SINGLE RETURN           JOINT RETURN       FEDERAL AND        4%        4.5%        5%        5.5%      6%       6.5%       7%
------------------------------------           OHIO STATE       --------------------------------------------------------------------
             (TAXABLE INCOME)<F1>             TAX BRACKET<F2>                IS EQUIVALENT TO A FULLY TAXABLE YIELD OF:
-------------------------------------------   -----------       --------------------------------------------------------------------
   Up to   $ 23,350          Up to $ 39,000     $18.79%         4.93%      5.54%      6.16%      6.77%     7.39%     8.00%     8.62%
$ 23,351 - $ 56,550     $ 39,001 - $ 94,250     $32.28          5.91       6.64       7.38       8.12      8.86      9.60     10.34
$ 56,551 - $117,950     $ 94,251 - $143,600     $35.76          6.23       7.01       7.78       8.56      9.34     10.12     10.90
$117,951 - $256,500     $143,601 - $256,500     $40.80          6.76       7.60       8.45       9.29     10.14     10.98     11.82
    Over   $256,500         Over   $256,500     $44.13          7.16       8.05       8.95       9.84     10.74     11.63     12.53

Yields shown are for illustration purposes only and are not meant to represent the Fund's actual yield.

<F1> Net amount subject to Federal and Ohio personal income tax after deductions and exemptions.

<F2> The combined Federal and Ohio tax brackets are calculated using the highest
     Ohio State rate applicable at the upper portion of these brackets and assume that taxpayers deduct Ohio State income taxes paid on their Federal income tax returns. Investors who do not itemize deductions on their Federal Income Tax Return will have a higher combined bracket and higher taxable equivalent yield than those indicated above.

Note: The Federal Income Tax portion of above-indicated combined income tax brackets does not take into account the effect of a reduction in the deductibility of Itemized Deductions (including Ohio State Income Taxes) for taxpayers with Adjusted Gross Income in excess of $114,700. The tax brackets also do not show the effects of phaseout of personal exemptions for single filers with Adjusted Gross Income in excess of $114,700 and joint filers with Adjusted Gross Income in excess of $172,050. The effective tax brackets and equivalent taxable yields of such taxpayers will be higher than those indicated above.

Of course, no assurance can be given that EV Marathon Ohio Limited Maturity Tax Free Fund will achieve any specific tax exempt yield. While it is expected that the Portfolio will invest principally in obligations the interest from which is exempt from the regular Federal income tax and Ohio personal income taxes, other income received by the Portfolio and allocated to the Fund may be taxable. The table does not take into account state or local taxes, if any, payable on Fund distributions except for Ohio personal income taxes. It should also be noted that the interest earned on certain "private activity bonds" issued after August 7, 1986, while exempt from the regular Federal income tax, is treated as a tax preference item which could subject the recipient to or increase the recipients liability for the Federal alternative minimum tax. The illustrations assume that the Federal alternative minimum tax is not applicable and do not take into account any tax credits that may be available.

The information set forth above is as of the date of this Statement of Additional Information. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax equivalent yields set forth above.

                     STATEMENT OF ADDITIONAL INFORMATION

                                   PART II

    This Part II provides information about EV MARATHON PENNSYLVANIA LIMITED MATURITY TAX FREE FUND. The investment objective of the Fund is to provide (1) a high level of current income exempt from regular Federal income tax and Pennsylvania State and local taxes in the form of an investment exempt from Pennsylvania personal property taxes, and (2) limited principal fluctuation. The Fund currently seeks to achieve its investment objective by investing its assets in the Pennsylvania Limited Maturity Tax Free Portfolio (the "Portfolio"). The Fund changed its name from Eaton Vance Pennsylvania Limited Maturity Tax Free Fund to EV Marathon Pennsylvania Limited Maturity Tax Free Fund on January 11, 1994.

                           INVESTMENT RESTRICTIONS
    The Fund may not:

    (1) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin;

    (2) Borrow money or issue senior securities except as permitted by the Investment Company Act of 1940;

    (3) Underwrite or participate in the marketing of securities of others, except insofar as it may technically be deemed to be an underwriter in selling a portfolio security under circumstances which may require the registration of the same under the Securities Act of 1933;

    (4) Purchase or sell real estate (including limited partnership interests in real estate, but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest or deal in real estate or securities which are secured by real estate);

    (5) Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities; or

    (6) Make loans to any person except by (a) the acquisition of debt instruments and making portfolio investments, (b) entering into repurchase agreements, and (c) lending portfolio securities.

    Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.


    In addition, as a matter of nonfundamental policy, neither the Fund nor the Portfolio may (a) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 25% of its net assets (taken at current value) is held as collateral for such sales at any one time. (The Fund and the Portfolio will make such sales only for the purpose of deferring realization of gain or loss for Federal income tax purposes); (b) purchase or retain in its portfolio securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust or of the Portfolio, or is a member, officer, director or trustee of any investment adviser of the Fund or of the Portfolio, if after the purchase of the securities of such issuer by the Fund or the Portfolio one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities or both (all taken at market value) of such issuer and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities or both (all taken at market value); (c) purchase oil, gas or other mineral leases or purchase partnership interests in oil, gas or other mineral exploration or development programs; (d) invest more than 15% of its net assets in investments which are not readily marketable, including restricted securities and repurchase agreements maturing in more than seven days. Restricted securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 that the Board of Trustees of the Trust or the Portfolio, or its delegate, determines to be liquid, based upon the trading markets for the specific security; (e) purchase securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years, if by reason thereof the value of its aggregate investment in such class of securities will exceed 5% of its total assets, provided that the issuers of securities rated by Moody's, S&P, Fitch or any other nationally recognized rating service shall not be considered "unseasoned"; (f) engage in options, futures or forward transactions if more than 5% of its net assets, as measured by the aggregate of the premiums paid by the Fund or the Portfolio, would be so invested; (g) invest in warrants, valued at the lower of cost or market, exceeding 5% of the value of its net assets. Included within that amount, but not to exceed 2% of the value of its net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund or the Portfolio in units or attached to securities may be deemed to be without value. The Fund and the Portfolio may purchase put options on municipal obligations only if, after such purchase, not more than 5% of its net assets, as measured by the aggregate of the premiums paid for such options held by it, would be so invested. Neither the Fund nor the Portfolio intends to invest in reverse repurchase agreements during the current fiscal year.


    In order to permit the sale of shares of the Fund in certain states, the Fund may make commitments more restrictive than the policies described above. Should the Fund determine that any such commitment is no longer in the best interests of the Fund and its shareholders, it will revoke the commitment by terminating sales of its shares in the state(s) involved.

                            RISKS OF CONCENTRATION
    The following information as to certain Pennsylvania considerations is given to investors in view of the Portfolio's policy of concentrating its investments in Pennsylvania issuers. Such information is derived from sources that are generally available to investors and is believed to be accurate. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of Pennsylvania issuers. Neither the Trust nor the Portfolio has independently verified this information.

    Pennsylvania historically has been identified as a heavy industry state, although that reputation has changed with the decline of the coal, steel and railroad industries and the resulting diversification of Pennsylvania's industrial composition. The major new sources of growth are in the service sector, including trade, medical and health services, education and financial institutions. Pennsylvania continues, however, to have a greater percentage of its workers employed in manufacturing than the national average, leaving the economy somewhat cyclical and vulnerable to recessionary forces. During 1993, manufacturing accounted for 18% of employment. As of May 1995, the unadjusted unemployment rate for Pennsylvania and the United States was 5.7%. Per capita income in Pennsylvania for 1993 of $21,352 was higher than the per capita income of the United States of $20,817.

REVENUES AND EXPENDITURES. Pennsylvania utilizes the fund method of accounting. The General Fund, the State's largest fund, receives all tax receipts, revenues, federal grants and reimbursements that are not specified by law to be deposited elsewhere. Debt service on all obligations, except those issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund. The General Fund closed fiscal years ended June 30, 1992, June 30, 1993 and June 30, 1994 with fund balances of $87,455, $698,945 and $892,940, respectively.

    The Governor's fiscal year 1996 budget contains no new taxes and proposed numerous cost reduction programs. Under the 1996 budget, state spending will increase 2.3% over fiscal year 1995 appropriations. The fiscal year 1996 budget included tax reductions of approximately $214.8 million and projects a $3.2 million fiscal year-end unappropriated surplus. The state Tax Stabilization Fund had a balance at March 31, 1995 of $65.3 million.

    The Pennsylvania Constitution requires all proceeds of motor fuels taxes, vehicle registration fees, license taxes, operators' license fees and other excise taxes imposed on products used in motor transportation to be used exclusively for construction, reconstruction, maintenance and repair of and safety on highways and bridges and for the payment of debt service on obligations incurred for such purposes. The Motor License Fund is the fund through which such revenues are accounted for and expended.

    The Motor License Fund ended fiscal year ended June 30, 1994 with an unappropriated balance of $107.5 million on a budgetary basis. State revenue collections for fiscal year 1995 are projected to increase slightly from fiscal 1994. The budget for fiscal year 1996 includes a 2.3% increase in appropriations from the prior year. The unappropriated balance of the General Fund at June 30, 1995 is projected to be approximately $3 million on a budgetary basis.

PENNSYLVANIA DEBT. The current Constitutional provisions pertaining to the Pennsylvania debt permit the issuance of the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster, (ii) electorate approved debt, (iii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years (this debt need not be approved by the electorate) and (iv) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts.

    Total outstanding general obligation debt totalled $5,075.8 million as of June 30, 1994, an increase of $37.0 million from June 30, 1993. In its current debt financing plans, Pennsylvania is emphasizing infrastructure investment to improve and rehabilitate existing capital facilities, such as water supply systems, and to construct new facilities, such as flood control systems and public buildings.

    Pennsylvania engages in short-term borrowing to fund expenses within a fiscal year through the sale of tax anticipation notes, which must mature within the fiscal year of issuance. The principal amount issued, when added to that outstanding, may not exceed in the aggregate 20% of the revenues estimated to accrue to the appropriate fund in the fiscal year. The State is not permitted to fund deficits between fiscal years with any form of debt. All year end deficit balances must be funded within the succeeding fiscal year's budget.

    Pending the issuance of bonds, Pennsylvania may issue bond anticipation notes subject to the applicable statutory and constitutional limitations generally imposed on bonds. The term of such borrowings may not exceed three years.

STATE-RELATED OBLIGATIONS. Certain state-created agencies have statutory authorization to incur debt for which no legislation providing for state appropriations to pay debt service thereon is required. The debt of these agencies is supported by assets of or revenues derived from the various projects financed; it is not an obligation of the State. Some of these agencies, however, are indirectly dependent on state appropriations. State- related agencies and their outstanding debt as of December 31, 1994 include the Delaware River Joint Toll Bridge Commission ($56.3 million), the Delaware River Port Authority ($233.9 million), the Pennsylvania Economic Development Financing Authority ($659.9 million), the Pennsylvania Energy Development Authority ($162.1 million), the Pennsylvania Higher Education Assistance Agency ($1,283.8 million), the Pennsylvania Higher Education Facilities Authority ($1,965.8 million), the Pennsylvania Industrial Development Authority ($357.3 million), the Pennsylvania Infrastructure Investment Authority ($227.5 million), the Pennsylvania Turnpike Commission ($1,252.6 million), the Philadelphia Regional Port Authority ($63.9 million) and the State Public School Building Authority ($286.8 million).

    The only obligations of state-created agencies in Pennsylvania which bear a moral obligation of the state are those issued by the Pennsylvania Housing Finance Agency, a state-created agency which provides housing for lower and moderate income families in the state, which had $2,300 million of bonds and notes outstanding, and the Hospitals and Higher Education Facilities Authority of Philadelphia which issued $21.1 million in bonds in 1993.

LOCAL GOVERNMENT DEBT. Local government in Pennsylvania consists of numerous individual units. Each unit is distinct and independent of other local units, although they may overlap geographically.

    There is extensive general legislation applying to local government. For example, the Local Government Unit Debt Act provides for uniform debt limits for local government units, including municipalities and school districts, and prescribes methods of incurring, evidencing, securing and collecting debt. Under the Local Government Unit Debt Act, the ability of Pennsylvania municipalities and school districts to engage in general obligation borrowing without electoral approval is generally limited by their recent revenue collection experience. Generally such subdivisions can levy real property taxes unlimited as to rate or amount to pay debt service on general obligation borrowings.

    Municipalities may also issue revenue obligations without limit and without affecting their general obligation borrowing capacity if the obligations are projected to be paid solely from project revenues.

    Municipal authorities and industrial development authorities are widespread in Pennsylvania. An authority is organized by a municipality acting singly or jointly with another municipality and is governed by a board appointed by the governing unit of the creating municipality or municipalities. Typically, authorities are established to acquire, own and lease or operate one or more projects and to borrow money and issue revenue bonds to finance them.

    As of the date of this Statement of Additional Information, the City of Philadelphia's general obligations are rated Ba, B and BB, by Moody's, S&P and Fitch, respectively.

                              FEES AND EXPENSES
INVESTMENT ADVISER
    As of March 31, 1995, the Portfolio had net assets of $113,606,045. For the period from the Portfolio's start of business, May 3, 1993, to March 31, 1994, the Portfolio paid BMR advisory fees of $400,931 (equivalent to 0.45% (annualized) of the Portfolio's average daily net assets for such period). For the fiscal year ended March 31, 1995, the Portfolio paid BMR advisory fees of $554,521 (equivalent to 0.46% of the Portfolio's average daily net assets for such year). The Portfolio's Investment Advisory Agreement with BMR is dated October 13, 1992 and remains in effect until February 28, 1996. The Agreement may be continued as described under "Investment Adviser and Administrator" in
Part I of this Statement of Additional Information.

    Prior to May 3, 1993 (when the Fund transferred substantially all of its assets to the Portfolio in exchange for an interest in the Portfolio), the Fund retained Eaton Vance as its investment adviser. For the period from April 1, 1993 to May 3, 1993, the Fund paid Eaton Vance advisory fees of $27,140 (equivalent to 0.49% (annualized) of the Fund's average daily net assets for such period). For the period from the Fund's start of business, June 1, 1992, to March 31, 1993, Eaton Vance would have earned, absent a fee reduction, advisory fees of $137,229 (equivalent to 0.45% (annualized) of the Fund's average daily net assets for such period). To enhance the net income of the Fund, Eaton Vance made a reduction of its advisory fee in the amount of $71,952.

ADMINISTRATOR
    As stated under "Investment Adviser and Administrator" in Part I of this Statement of Additional Information, the Administrator currently receives no compensation for providing administrative services to the Fund.

DISTRIBUTION PLAN
    The Distribution Plan and Distribution Agreement remain in effect until April 28, 1996 and may be continued as described under "Distribution Plan" in
Part I of this Statement of Additional Information. Pursuant to Rule 12b-1, the Plan has been approved by the Fund's shareholders and by the Board of Trustees of the Trust, including the Rule 12b-1 Trustees as required by Rule 12b-1. The Fund pays the Principal Underwriter sales commissions equal to 3% of the amount received by the Fund for each Class I share sold (excluding reinvestment of distributions). During the fiscal year ended March 31, 1995, the Fund made sales commission payments under the Plan to the Principal Underwriter aggregating $812,606, which amount was used by the Principal Underwriter to defray sales commissions aggregating $182,218 paid during such period by the Principal Underwriter to Authorized Firms on sales of Class I shares of the Fund and to reduce Uncovered Distribution Charges. During such period, contingent deferred sales charges aggregating approximately $334,414 were imposed on early redeeming shareholders and paid to the Principal Underwriter, which amount was used by the Principal Underwriter to reduce Uncovered Distribution Charges. As at March 31, 1995, the outstanding Uncovered Distribution Charges of the Principal Underwriter calculated under the Plan amounted to approximately $1,838,484 (which amount was equivalent to 1.8% of the Fund's net assets attributable to Class I shares on such day). During the fiscal year ended March 31, 1995, the Fund accrued service fee payments under the Plan aggregating $97,262, of which $79,607 was paid to the Principal Underwriter. The Principal Underwriter paid such amount as service fee payments to Authorized Firms and the balance was retained by the Principal Underwriter.

PRINCIPAL UNDERWRITER
    For the fiscal year ended March 31, 1995, the Fund paid the Principal Underwriter $1,437.00 for repurchase transactions handled by the Principal Underwriter (being $2.50 for each such transaction).

CUSTODIAN
    During the fiscal year ended March 31, 1995, the Fund paid IBT $8,295. For the fiscal year ended March 31, 1995, the Portfolio paid IBT $29,811.

BROKERAGE
    For the fiscal year ended March 31, 1995, and for the period from the start of business, May 3, 1993, to March 31, 1994, the Portfolio paid no brokerage commissions on portfolio transactions. For the period from the start of business, June 1, 1992, to March 31, 1993, and for the period from April 1, 1993 to May 3, 1993 (when the Fund transferred substantially all of its assets to the Portfolio in exchange for an interest in the Portfolio), the Fund paid no brokerage commissions on portfolio transactions.

TRUSTEES
    The fees and expenses of those Trustees of the Trust and of the Portfolio who are not members of the Eaton Vance organization (the noninterested Trustees) are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. (The Trustees of the Trust and the Portfolio who are members of the Eaton Vance organization receive no compensation from the Trust or the Portfolio.) During the fiscal year ended March 31, 1995, the noninterested Trustees of the Trust and the Portfolio earned the following compensation in their capacities as Trustees from the Fund, the Portfolio, and the other funds in the Eaton Vance fund complex(1):

                                             AGGREGATE
                               AGGREGATE    COMPENSATION    TOTAL COMPENSATION
                             COMPENSATION       FROM          FROM TRUST AND
  NAME                         FROM FUND      PORTFOLIO       FUND COMPLEX
  ----                       ------------   ------------      ------------
  Donald R. Dwight ........      $672          $1,577(2)        $135,000(4)
  Samuel L. Hayes, III ....       657           1,607(3)         147,500(5)
  Norton H. Reamer ........       630           1,636            135,000
  John L. Thorndike .......       647           1,710            140,000
  Jack L. Treynor .........       689           1,654            140,000
----------
(1) The Eaton Vance fund complex consists of 205 registered investment companies or series thereof.
(2) Includes $264 of deferred compensation.
(3) Includes $517 of deferred compensation.
(4) Includes $17,500 of deferred compensation.
(5) Includes $33,750 of deferred compensation.

                        ADDITIONAL OFFICER INFORMATION
    The Portfolio has the following officer not listed under "Officers of the Trust and the Portfolio" in the Fund's Part I of this Statement of Additional Information.

RAYMOND E. HENDER (51), Vice President of the Portfolio
Vice President of BMR, Eaton Vance and EV and an employee of Eaton Vance since
  September 8, 1992. Senior Vice President, Bank of New England (1989-1992). Fidelity Management & Research Company -- Portfolio Manager (1977-1988). Officer of various investment companies managed by Eaton Vance or BMR. Mr. Hender was elected Vice President of the Portfolio on June 19, 1995.

                           PERFORMANCE INFORMATION

    The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the life of the Fund from June 1, 1992 through March 31, 1995 and the one-year period ended March 31, 1995.

                                              VALUE OF A $1,000 INVESTMENT<F1>

                                                    VALUE OF       VALUE OF
                                                   INVESTMENT     INVESTMENT
                                                     BEFORE          AFTER
                                                    DEDUCTING    DEDUCTING THE     TOTAL RETURN BEFORE        TOTAL RETURN AFTER
                                                 THE CONTINGENT   CONTINGENT     DEDUCTING THE CONTINGENT  DEDUCTING THE CONTINGENT
                                                    DEFERRED       DEFERRED       DEFERRED SALES CHARGE    DEFERRED SALES CHARGE<F3>
      INVESTMENT        INVESTMENT    AMOUNT OF   SALES CHARGE   SALES CHARGE<F3> -----------------------  ------------------------
        PERIOD             DATE      INVESTMENT    ON 3/31/95     ON 3/31/95     CUMULATIVE   ANNUALIZED   CUMULATIVE   ANNUALIZED
      ----------        ----------   ----------    ----------     ----------     ----------   ----------   ----------   ----------
Life of the Fund<F2>     6/1/92<F1>   $1,000        $1,152.92      $1,131.92        15.19%       5.12%       13.19%        4.48%
1 Year Ended 3/31/95     3/31/94      $1,000        $1,045.04      $1,015.07         4.50%       4.50%        1.51%        1.51%

                                           PERCENTAGE CHANGES 6/1/92<F1>--3/31/95

                                    NET ASSET VALUE TO NET ASSET VALUE                  NET ASSET VALUE TO NET ASSET VALUE
                                 BEFORE DEDUCTING THE CONTINGENT DEFERRED             AFTER DEDUCTING THE CONTINGENT DEFERRED
                              SALES CHARGE WITH ALL DISTRIBUTIONS REINVESTED     SALES CHARGE<F3> WITH ALL DISTRIBUTIONS REINVESTED
FISCAL                     --------------------------------------------------------------------------------------------------------
YEAR ENDED                       ANNUAL          CUMULATIVE     AVERAGE ANNUAL       ANNUAL         CUMULATIVE     AVERAGE ANNUAL
----------                       ------          ----------     --------------       ------         ----------     --------------
3/31/93<F2>                        --               8.19%             --               --              5.19%             --
3/31/94                          1.89%             10.23%            5.46%           -1.03%            7.73%            4.15%
3/31/95                          4.50%             15.19%            5.12%            1.51%           13.19%            4.48%

    Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.
----------

<F1> Investment operations began on June 1, 1992.
<F2> If a portion of the Fund's expenses had not been subsidized, the Fund would have had lower returns.
<F3> No contingent deferred sales charge is imposed on shares purchased more than four years prior to the redemption, shares acquired through the reinvestment of distributions or any appreciation in value of other shares in the account, and no such charge is imposed on exchanges of Fund shares for shares of one or more other funds listed under "The Eaton Vance Exchange
     Privilege" in the Fund's current Prospectus.

    For the thirty-day period ended March 31, 1995, the yield of the Fund was 3.73%. The yield required of a taxable security that would produce an after-tax yield equivalent to that earned by the Fund of 3.73% (considering both State and Federal taxes) would be 6.28%, assuming a combined Federal and State tax rate of 40.54%.

    The Fund's distribution rate (calculated on March 31, 1995 and based on the Fund's monthly distribution paid March 15, 1995) was 3.93%, and the Fund's effective distribution rate (calculated on the same date and based on the same monthly distribution) was 4.01%.

    The Portfolio's diversification by quality ratings as of June 30, 1995, was:


         RATING ASSIGNED BY                 PERCENT
       MOODY'S, S&P OR FITCH           OF BOND HOLDINGS
       ---------------------           ----------------
             Aaa or AAA                       67.9%
              Aa or AA                        16.7
                 A                             8.9
             Baa or BBB                        5.1
              Ba or BB                        --
                 B                            --
              Below B                         --
             Not rated                         1.4
                                             -----
               Total                         100.0%


    The following information compares taxable equivalent yield of an investment in the Fund yielding a hypothetical 4.0% with the after-tax yield of a certificate of deposit yielding 3.25%. The tax brackets used in the table are the combined Federal and Pennsylvania income tax brackets for 1995: The tax brackets for Pennsylvania residents subject to Pennsylvania income tax and Pennsylvania county personal property tax are 24.18% for single filers with taxable income up to $23,350 and joint filers up to $39,000, 35.78% for single filers with taxable income from $23,351 to $56,550 and joint filers from $39,001 to $94,250, 38.45% for single filers with taxable income from $56,551 to $117,950 and joint filers from $94,251 to $143,600; 42.91% for single filers with taxable income from $117,951 to $256,500 and joint filers from $143,601 to $256,500; and 46.12% for single and joint filers with taxable income over $256,500. The applicable Federal tax rates within each of these combined brackets are 15%, 28%, 31 %, 36% and 39.6% over the same ranges of income. These brackets reflect the Pennsylvania county personal property tax ($.40 per $100 in value) expressed as a percentage of an investment yielding 4%, as well as Pennsylvania income tax (2.80%) and Federal income tax. The tax brackets used in calculating the after-tax yield of the certificate of deposit are 17.38%, 30.02%, 32.93%, 37.79% and 41.29% and do not reflect the Pennsylvania county personal property tax as bank deposits are generally exempt from such tax.

    The tax brackets used in calculating the taxable equivalent of a hypothetical 4% yield of the Fund for individuals who reside in Philadelphia are 30.10%, 40.79%, 43.25%, 47.37% and 50.33%. These brackets reflect the
Pennsylvania county personal property tax ($.40 per $100 in value) expressed as a percentage of an investment yielding 4%, the City of Philadelphia School District investment income tax of 4.96%, and Federal and Pennsylvania state income taxes. The tax brackets used in calculating the after-tax yield of the certificate of deposit are 17.38%, 30.02%, 32.93%, 37.79% and 41.29% over the same ranges of income. Bank deposits are generally exempt from the Pennsylvania county personal property tax and Philadelphia School District income tax.

    All of the above tax brackets assume that state and local taxes are itemized deductions for federal income tax purposes. Investors who do not itemize, or who are subject to phaseout of personal exemptions or limitation on the deductibility of itemized deductions may have higher tax brackets than indicated above. Investors should consult with their tax advisers for more information prior to investing in the Fund.

    For taxpayers subject to Philadelphia tax:

                                                                           TAX BRACKET
                                        30.10%             40.79%             43.25%             47.37%             50.33%
                                  -----------------------------------------------------------------------------------------------
  Tax free yield .................       4.00%              4.00%              4.00%               4.00%              4.00%
  Taxable equivalent .............       5.72               6.75               7.04                7.60               8.05

                                                                           TAX BRACKET<F1>

                                        17.38%             30.02%             32.93%             37.79%             41.29%
                                  -----------------------------------------------------------------------------------------------
  Certificates of deposit:
      Yield ......................       3.25%              3.25%              3.25%               3.25%              3.25%
      After-tax yield ............       2.69               2.27               2.18                2.02               1.91

    For taxpayers not subject to Philadelphia income tax:

                                                                            TAX BRACKET

                                        24.18%             35.78%             38.45%             42.91%             46.12%
                                  -----------------------------------------------------------------------------------------------
  Tax free yield .................       4.00%              4.00%              4.00%               4.00%              4.00%
  Taxable equivalent .............       5.40               6.37               6.65                7.17               7.59

                                                                           TAX BRACKET<F1>

                                        17.38%             30.02%             32.93%             37.79%             41.29%
                                  -----------------------------------------------------------------------------------------------
  Certificates of deposit:
      Yield ......................       3.25%              3.25%              3.25%               3.25%              3.25%
      After-tax yield ............       2.69               2.27               2.18                2.02               1.91

<F1> Bank CDs are exempt from Pennsylvania county personal property tax and Philadelphia School District income tax. Accordingly, the combined tax brackets applicable to after-tax yields are 17.38%, 30.02%, 32.93%, 37.79% and 41.29%.

    The following are illustrations of the Tax Free Yield Advantage, comparing after-tax yields of a certificate of deposit yielding 3.25% and a hypothetical tax free investment yielding 4%. The illustrations also quantify the Federal income tax payable on hypothetical investments of $100,000 in a certificate of deposit yielding 3.25% and a hypothetical tax free investment yielding 4%, and compare the after-tax return of such investments. The charts are based on 3-month bank CDs (Source: The Wall Street Journal) and current limited maturity municipal bond yields, compiled by Eaton Vance Management. (The tax bracket used in calculating the CD after-tax yield is 37.79%, as bank CDs are generally exempt from Pennsylvania county personal property tax and Philadelphia School District income tax.) These illustrations are not meant to imply or predict any future rate of return for the Fund. See your financial adviser for the Fund's current yield and actual CD rates.

The Tax Free Yield Advantage: Philadelphia Residents
(47.37% combined tax bracket)
3.25% Certificate of deposit
3.25% Pretax yield
2.02% After-tax yield

4.00% Tax free investment
7.60% Taxable equivalent yield
4.00% Tax free yield

Example:
Two $100,000 investments ...              3.25% CD            4.00% Tax free
Pretax income:                            $3,250.00           $4,000.00
Tax:                                      (1,228.18)          NONE
After-tax income:                         $2,021.82           $4,000.00

The Tax Free Yield Advantage: Excluding Philadelphia Residents
(42.91% combined tax bracket)
3.25% Certificate of deposit
3.25% Pretax yield
2.02% After-tax yield

4.00% Tax free investment
7.17% Taxable equivalent yield
4.00% Tax free yield

Example:
Two $100,000 investments ...              3.25% CD            4.00% Tax free
Pretax income:                            $3,250.00           $4,000.00
Tax:                                      (1,228.18)          NONE
After-tax income:                         $2,021.82           $4,000.00

     From time to time, information, charts and illustrations similar to the following, showing changes in certificate of deposit yields, and yields and taxable equivalent yields of limited maturity municipal bonds may be included in advertisements and other material supplied to present and prospective shareholders.

Here's How Far CD Yields Have Fallen...
Average annual yields
Taxable 3-month bank certificates of deposit
Limited maturity municipal bonds:
Tax free yield
Taxable equivalent (36% bracket)
(plot points for vertical bar chart follow)

                                     Taxable Equivalent Yield
         Average       Ltd Mat         (36% Fed bracket plus
Year     CD Rate     Muni Yields   applic. PA state & cty taxes)
1985       7.34          7.86                13.33
1986       5.74          6.23                10.72
1987       7.25          6.43                11.04
1988       8.10          6.61                11.33
1989       7.82          6.73                11.52
1990       7.38          6.69                11.46
1991       5.36          6.00                10.36
1992       3.08          5.38                 9.36
1993       2.69          4.65                 8.20
1994       3.22          5.40                 9.40
Sources: CDs -- The Wall Street Journal, Rategram;
Limited maturity municipal bonds -- Lehman Brothers, Inc., 7-year General Obligation Municipal Bond Index.

This chart is for illustration purposes only; the performance of the bond index is not indicative of the Fund's performance.



             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

    As at June 30, 1995, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of June 30, 1995, Merrill Lynch, Pierce, Fenner & Smith, Inc., New Brunswick, NJ, was the record owner of approximately 25.29% of the outstanding shares, which it held on behalf of its customers who are the beneficial owners of such shares, and as to which it had voting power under certain limited circumstances. To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding shares as of such date.

                          TAX EQUIVALENT YIELD TABLE

    The table below shows the effect of the tax status of bonds on the tax equivalent yield received by their holders under the regular Federal income tax and Pennsylvania State and local tax laws in effect for 1995. It gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax exempt bonds yielding 6%.

                                                                      TAXABLE YIELD NEEDED TO MATCH 6% FREE OF
                                                                    --------------------------------------------
                                                                                               FEDERAL, STATE,
                 TAXABLE INCOME                                        FEDERAL  FEDERAL, STATE   COUNTY AND
----------------------------------------------   FEDERAL     STATE   AND STATE   AND COUNTY     PITTSBURGH
       SINGLE RETURN           JOINT RETURN    INCOME TAX INCOME TAX  TAXES(1)    TAXES(2)        TAXES(3)
----------------------------------------------------------------------------------------------------------------

      Up to   $ 23,350        Up to   $ 39,000    15.00%     2.80%      7.26%        7.80%          9.14%
   $ 23,351   $ 56,550     $ 39,001   $ 94,250    28.00      2.80       8.57         9.20          10.79
   $ 56,551   $117,950     $ 94,251   $143,600    31.00      2.80       8.95         9.60          11.26
   $117,951   $256,500     $143,601   $256,500    36.00      2.80       9.65        10.36          12.14
         Over $256,500           Over $256,500    39.60      2.80      10.22        10.97          12.87
----------------------------------------------------------------------------------------------------------------

Yields shown are for illustration purposes only and are not meant to represent the Fund's actual yield. Equivalent yields are based on a fixed $1,000 investment with all taxes deducted from income. Included in all areas are the effects of: Federal income tax minus savings from itemizing state and local taxes and a 2.80% Pennsylvania income tax. (1) Applies to residents of Allegheny County (which includes the City of Pittsburgh) and reflects the repeal of the 4 mil Allegheny County personal property tax, the 4 mil City of Pittsburgh personal property tax and the 4 mil Pittsburgh School District personal property tax effective January 1, 1995; (2) Includes a 4 mil county personal property tax, and (3) Includes a 4 mil county personal property tax and a 4.96% school income tax.

Note: The above-indicated Federal Income tax brackets do not take into account the effect of a reduction in the deductibility of Itemized Deductions (including Pennsylvania State and Local Taxes) for taxpayers with Adjusted Gross Income in excess of $114,700. The tax brackets and taxable equivalent yields also do not show the effects of phaseout of personal exemptions for single filers with Adjusted Gross Income in excess of $114,700 and joint filers with Adjusted Gross Income in excess of $172,050. The effective Federal tax brackets and equivalent taxable yields of such taxpayers will be higher than those indicated above. In addition, the equivalent taxable yields for investors who do not itemize will be higher than indicated above.

Of course, no assurance can be given that EV Marathon Pennsylvania Limited Maturity Tax Free Fund will achieve any specific tax exempt yield. While it is expected that the Portfolio will invest principally in obligations the interest from which is exempt from the regular Federal income tax and Pennsylvania state and local income taxes, other income received by the Portfolio and allocated to the Fund may be taxable. It should also be noted that the interest earned on certain "private activity bonds" issued after August 7, 1986, while exempt from the regular Federal income tax, is treated as a tax preference item which could subject the recipient to or increases the recipient's liability for the Federal alternative minimum tax. The illustrations assume the Federal alternative minimum tax is not applicable and do not take into account any tax credits that may be available.

The information set forth above is as of the date of this Statement of Additional Information. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax equivalent yields set forth above.

                     STATEMENT OF ADDITIONAL INFORMATION

                                   PART II


    This Part II provides information about EV MARATHON VIRGINIA LIMITED MATURITY TAX FREE FUND. The investment objective of the Fund is to provide (1) a high level of current income exempt from regular Federal income tax and Virginia State personal income taxes and (2) limited principal fluctuation. The Fund currently seeks to achieve its investment objective by investing its assets in the Virginia Limited Maturity Tax Free Portfolio (the "Portfolio").


                           INVESTMENT RESTRICTIONS

    The Fund may not:

    (1) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin;

    (2) Borrow money or issue senior securities except as permitted by the Investment Company Act of 1940;

    (3) Underwrite or participate in the marketing of securities of others, except insofar as it may technically be deemed to be an underwriter in selling a portfolio security under circumstances which may require the registration of the same under the Securities Act of 1933;

    (4) Purchase or sell real estate (including limited partnership interests in real estate, but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest or deal in real estate or securities which are secured by real estate);

    (5) Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities; or

    (6) Make loans to any person except by (a) the acquisition of debt instruments and making portfolio investments, (b) entering into repurchase agreements, and (c) lending portfolio securities.

    Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.

    In addition, as a matter of nonfundamental policy, neither the Fund nor the Portfolio may (a) engage in options, futures or forward transactions if more than 5% of its net assets, as measured by the aggregate of the premiums paid by the Fund or the Portfolio, would be so invested; (b) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short; (c) invest more than 15% of its net assets in investments which are not readily marketable, including restricted securities and repurchase agreements maturing in more than seven days. Restricted securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 that the Board of Trustees of the Trust or the Portfolio, or its delegate, determines to be liquid, based upon the trading markets for the specific security; (d) purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust or the Portfolio or is a member, officer, director or trustee of any investment adviser of the Trust or the Portfolio, if after the purchase of the securities of such issuer by the Fund or the Portfolio one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities or both (all taken at market value) of such issuer and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities or both (all taken at market value); or (e) purchase oil, gas or other mineral leases or purchase partnership interests in oil, gas or other mineral exploration or development programs.


    In order to permit the sale of shares of the Fund in certain states, the Fund may make commitments more restrictive than the policies described above. Should the Fund determine that any such commitment is no longer in the best interests of the Fund and its shareholders, it will revoke the commitment by terminating sales of its shares in the state(s) involved.

                            RISKS OF CONCENTRATION

    The following information as to certain Virginia considerations is given to investors in view of the Portfolio's policy of concentrating its investments in Virginia issuers. Such information is derived from sources that are generally available to investors and is believed to be accurate. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of Virginia issuers. Neither the Trust nor the Portfolio has independently verified this information.

    The Commonwealth of Virginia has had a tradition of low debt, and a large proportion of its general obligation bonds has been supported by particular revenue-producing projects. However, a trend towards more use of non-general obligation debt, which is not subject to constitutional limits on borrowing, is now changing the Commonwealth's debt profile. In recent years, the Commonwealth has expanded its limited obligation borrowings through various financing vehicles such as the Virginia Public Building Authority and the Virginia College Building Authority, and has embarked upon a substantial transportation bonding program to which certain increases in retail sales and motor vehicle-related taxes enacted in 1986 are dedicated. The General Fund is the Commonwealth's major operating fund and accounts for about half of Commonwealth expenditures. It covers all functions except highways and Federal grant disbursements, for which there are special revenue funds.

    While the Commonwealth has had a long history of sound financial operations, variations of a cyclical nature have occurred during the past several years. During fiscal year 1992, financial operations were somewhat more favorable than expected. Revenues of $5.6 billion exceeded expenditures by approximately $150 million with $44 million in increased revenues and the balance in decreased expenditures ordered by the Governor in December of 1991. The closing balance at June 30, 1992 was $195.1 million, of which $142.3 million will be reappropriated, leaving $52.8 million as an unreserved, undesignated balance, the first such balance in four years. The fiscal 1993 ending balance for the General Fund was $331.8 million of which $59.7 million is unreserved, undesignated. Revenues for the 1993 fiscal year were 8.9% higher than fiscal year 1992, a $103 million increase. At the close of the biennium ending June 30, 1994, the Fund balance amounted to $518.7 million of which $81 million was reserved, including $79.9 million for the Revenue Stabilization Fund.

    Virginia's economy is generally affected by economic trends throughout the country and in the Mid-Atlantic region, and it is particularly influenced by Federal civilian and military installations and the growth of suburban communities around Washington, D.C. Also significant to the economy of Virginia are manufacturing (such as electronic equipment, shipbuilding and chemical products), minerals (chiefly coal), service sector occupations (including banking and insurance), agriculture and tourism. Unemployment rates are typically below the national average, but because of a large military and civilian government employment component, and the related civilian employment, a substantial decrease in defense or other governmental spending could have a material adverse effect on both the unemployment rate and the economy of the Commonwealth in general.

                              FEES AND EXPENSES
INVESTMENT ADVISER
    As at March 31, 1995, the Portfolio had net assets of $220,628. For the period from the start of business, November 11, 1994, to March 31, 1995, absent a fee reduction, the Portfolio would have paid BMR advisory fees of $300 (equivalent to 0.45% (annualized) of the Portfolio's average daily net assets for such period). To enhance the net income of the Portfolio, BMR made a reduction in the full amount of its advisory fee and BMR was allocated expenses related to the operation of the Portfolio in the amount of $1,160. The Portfolio's Investment Advisory Agreement with BMR is dated October 25, 1994 and remains in effect until February 28, 1996. The Agreement may be continued as described under "Investment Adviser and Administrator" in Part I of this Statement of Additional Information.

ADMINISTRATOR
    As stated under "Investment Adviser and Administrator" in Part I of this Statement of Additional Information, the Administrator currently receives no compensation for providing administrative services to the Fund. For the period from the start of business, November 11, 1994, to March 31, 1995, $1,284 of the Fund's operating expenses were allocated to the Administrator.

DISTRIBUTION PLAN
    The Distribution Plan and Distribution Agreement remain in effect until April 28, 1996 and may be continued as described under "Distribution Plan" in
Part I of this Statement of Additional Information. Pursuant to Rule 12b-1, the Plan has been approved by the Fund's initial sole shareholder (Eaton Vance) and by the Board of Trustees of the Trust, including the Rule 12b-1 Trustees, as required by Rule 12b-1. For the period from the start of business, November 11, 1994, to March 31, 1995, the Fund made sales commission payments under the Plan to the Principal Underwriter aggregating $220, which amount was used by the Prinicipal Underwriter to partially defray sales commissions aggregating $265 paid during such period by the Principal Underwriter to Authorized Firms on sales of Class I shares of the Fund. During such period contingent deferred sales charges aggregating approximately $316 were imposed on early redeeming shareholders and paid to the Principal Underwriter, which amount was used by the Principal Underwriter to defray such sales commissions and to reduce Uncovered Distribution Charges. As at March 31, 1995, the outstanding Uncovered Distribution Charges of the Principal Underwriter calculated under the Plan amounted to approximately $4,001 (which amount was equivalent to 3.4% of the Fund's net assets attributable to Class I shares on such day). The Fund expects to begin accruing for its service fee payments during the quarter ending December 31, 1995.

PRINCIPAL UNDERWRITER
    For the period from the start of business, November 11, 1994, to March 31, 1995, the Fund paid no fee to the Principal Underwriter for repurchase transactions handled by the Principal Underwriter.

CUSTODIAN
    For the period from the start of business, November 11, 1994, to March 31, 1995, the Fund paid IBT $251. For the period from the start of business, November 11, 1994, to March 31, 1995 the Portfolio paid no custodian fees to IBT.

BROKERAGE
    For the period from the start of business, November 11, 1994, to March 31, 1995, the Portfolio paid no brokerage commissions on portfolio transactions.

TRUSTEES
    The fees and expenses of those Trustees of the Trust and of the Portfolio who are not members of the Eaton Vance organization (the noninterested Trustees) are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. (The Trustees of the Trust and the Portfolio who are members of the Eaton Vance organization receive no compensation from the Trust or the Portfolio.) During the fiscal year ended March 31, 1995, the noninterested Trustees of the Trust and the Portfolio earned the following compensation in their capacities as Trustees from the Fund, the Portfolio and the other funds in the Eaton Vance fund complex(1):

                                               AGGREGATE
                                AGGREGATE    COMPENSATION   TOTAL COMPENSATION
                              COMPENSATION       FROM         FROM TRUST AND
NAME                            FROM FUND      PORTFOLIO       FUND COMPLEX
----                          ------------   ------------   ------------------
Donald R. Dwight ...........      $ 0            $ 0            $135,000(2)
Samuel L. Hayes, III .......        0              0             147,500(3)
Norton H. Reamer ...........        0              0             135,000
John L. Thorndike ..........        0              0             140,000
Jack L. Treynor ............        0              0             140,000
------------
(1)The Eaton Vance fund complex consists of 205 registered investment companies or series thereof.
(2)Includes $17,500 of deferred compensation.
(3)Includes $33,750 of deferred compensation.

                        ADDITIONAL OFFICER INFORMATION

    The Portfolio has the following officer not listed under "Officers of the Trust and the Portfolio" in the Fund's Part I of this Statement of Additional Information.

WILLIAM H. AHERN Jr. (36), Vice President of the Portfolio
Assistant Vice President of BMR, Eaton Vance and EV and an employee of Eaton
  Vance since July 17, 1989. Officer of various investment companies managed by Eaton Vance or BMR. Mr. Ahern was elected Vice President of the Portfolio on June 19, 1995.




                           PERFORMANCE INFORMATION
    The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the life of the Fund from November 11, 1994 through March 31, 1995.


                                                         VALUE OF A $1,000 INVESTMENT
                                           VALUE OF
                                          INVESTMENT      VALUE OF INVEST-      TOTAL RETURN BEFORE          TOTAL RETURN AFTER
                                          BEFORE DE-     MENT AFTER DEDUCT-   DEDUCTING THE CONTINGENT    DEDUCTING THE CONTINGENT
                                       DUCTING THE CON-  ING THE CONTINGENT           DEFERRED                    DEFERRED
                                       TINGENT DEFERRED    DEFERRED SALES           SALES CHARGE               SALES CHARGE<F2>
 INVESTMENT    INVESTMENT  AMOUNT OF     SALES CHARGE         CHARGE<F2>     --------------------------  --------------------------
   PERIOD         DATE     INVESTMENT     ON 3/31/95         ON 3/31/95       CUMULATIVE    ANNUALIZED    CUMULATIVE    ANNUALIZED
-------------  ----------  ----------  ----------------  ------------------  ------------  ------------  ------------  ------------
 Life of the
   Fund<F3>    11/11/94<F1>  $1,000       $1,048.21          $1,018.21          4.82%           --          1.82%           --

                                         PERCENTAGE CHANGES 11/11/94<F1> - 3/31/95
                                                                            NET ASSET VALUE TO NET ASSET VALUE
                            NET ASSET VALUE TO NET ASSET VALUE           AFTER DEDUCTING THE CONTINGENT DEFERRED
                         BEFORE DEDUCTING THE CONTINGENT DEFERRED         SALES CHARGE<F2> WITH ALL DISTRIBUTIONS
                      SALES CHARGE WITH ALL DISTRIBUTIONS REINVESTED                    REINVESTED
                      ----------------------------------------------  ----------------------------------------------
    PERIOD ENDED        ANNUAL      CUMULATIVE      AVERAGE ANNUAL      ANNUAL      CUMULATIVE      AVERAGE ANNUAL
--------------------  ----------  --------------  ------------------  ----------  --------------  ------------------
     3/31/95<F3>          --          4.82%               --              --          1.82%               --

    Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.
------------

<F1> Investment operations began on November 11, 1994.
<F2> No contingent deferred sales charge is imposed on shares purchased more than four years prior to the redemption, shares acquired through the reinvestment of distributions, or any appreciation in value of other shares in the account, and no such charge is imposed on exchanges of Fund shares for shares of one or more other funds listed under "The Eaton Vance Exchange
     Privilege" in the Prospectus.
<F3> If a portion of the Portfolio's and/or the Fund's expenses had not been subsidized, the Fund would have had lower returns.


    For the thirty-day period ended March 31, 1995, the yield of the Fund was 3.06%. The yield required of a taxable security that would produce an after-tax yield equivalent to that earned by the Fund of 3.06% would be 4.51%, assuming a combined Federal and State tax rate of 32.14%. If a portion of the Portfolio's and the Fund's expenses had not been allocated to the Investment Adviser and the Administrator, respectively, the Fund would have had a lower yield.

    The Fund's distribution rate (calculated on March 31, 1995 and based on the Fund's monthly distribution paid March 15, 1995) was 3.92%, and the Fund's effective distribution rate (calculated on the same date and based on the same monthly distribution) was 3.99%. If a portion of the Portfolio's and the Fund's expenses had not been allocated to the Investment Adviser and the Administrator, respectively, the Fund would have had a lower distribution rate and effective distribution rate.


    The Portfolio's diversification by quality ratings as of June 30, 1995, was:

                RATING ASSIGNED BY              PERCENT
               MOODY'S, S&P OR FITCH        OF BOND HOLDINGS
               ---------------------        ----------------

                    Aaa or AAA                    44.2%
                     Aa or AA                     27.9%
                         A                        23.8%
                    Baa or BBB                     4.1%
                     Ba or BB                      --
                         B                         --
                      Below B                      --
                     Not rated                     --
                                                 ----
                       Total                     100.0%

    The following information compares the taxable equivalent yield of an investment in the Fund yielding a hypothetical 4.0% with the after-tax yield of a certificate of deposit yielding 3.25%. The tax brackets used are the combined Federal and Virginia income tax brackets applicable for 1995: 19.89% for single filers with taxable income up to $23,350 and joint filers up to $39,000; 32.14% for single filers with taxable income from $23,351 to $56,550 and joint filers from $39,001 to $94,250; 34.97% for single filers with taxable income from $56,551 to $117,950 and joint filers from $94,251 to $143,600; 39.68% for single filers with taxable income from $117,951 to $256,500 and joint filers from $143,601 to $256,500; and 43.07% for single and joint filers with taxable income over $256,500. The applicable Federal tax rates within each of these combined brackets are 15%, 28%, 31%, 36% and 39.6%, over the same ranges of income. These brackets also do not take into account the phaseout of personal exemptions and limitation on deductibility of itemized deductions over certain ranges of income, which increase the effective top Federal tax rate for certain taxpayers. Taxpayers who do not itemize or who are subject to such phaseout or limitation will have higher combined brackets than indicated above. The first tax bracket is calculated using the highest Virginia tax rate within the bracket. Taxpayers with taxable income within this bracket may have a lower combined bracket and taxable equivalent yield than indicated above. Investors should consult with their tax advisers for additional information.


                                                                                   TAX BRACKET
                                                      19.89%          32.14%          34.97%          39.68%          43.07%
                                                 --------------------------------------------------------------------------------
  Tax free yield ................................      4.00%           4.00%           4.00%           4.00%           4.00%
  Taxable equivalent ............................      4.99            5.89            6.15            6.63            7.03

  Certificates of deposit:
      Yield .....................................      3.25            3.25            3.25            3.25            3.25
      After-tax yield ...........................      2.60            2.21            2.11            1.96            1.85


    The following is an illustration of the Tax Free Yield Advantage, comparing the after-tax yields of a certificate of deposit yielding 3.25% and a hypothetical tax free investment yielding 4.0%. This illustration also quantifies the Federal income tax payable on hypothetical investments of $100,000 in a certificate of deposit yielding 3.25% and a hypothetical tax free investment yielding 4.0%, and compares the after-tax return of such investments. The chart is based on 3-month bank CDs (Source: The Wall Street Journal) and current limited maturity municipal bond yields, compiled by Eaton Vance Management. The illustration is not meant to imply or predict any future rate of return for the Fund. See your financial adviser for the Fund's current yield and actual CD rates.

The Tax Free Yield Advantage (39.68% combined tax bracket)
3.25% Certificate of deposit
3.25% Pretax yield
1.96% After-tax yield

4.00% Tax free investment
6.63% Taxable equivalent yield
4.00% Tax free yield

Example:
Two $100,000 investments ... 3.25% CD      4.00% Tax free
Pretax income:               $3,250.00     $4,000.00
Tax:                         (1,289.60)    NONE
After-tax income:            $1,960.40     $4,000.00

     From time to time, information, charts and illustrations, showing changes in certificate of deposit yields, and yields and taxable equivalent yields of limited maturity municipal bonds may be included in advertisements and other material supplied to present and prospective shareholders.


Here's How Far CD Yields Have Fallen...
Average annual yields
Taxable 3-month bank certificates of deposit
Limited maturity municipal bonds:
Tax free yield
Taxable equivalent (39.68% bracket)
(plot points for vertical bar chart follow)

         Average       Ltd Mat     Taxable Equivalent Yield
Year     CD Rate     Muni Yields       (39.68% bracket)
1985       7.34          7.86                13.03
1986       5.74          6.23                10.33
1987       7.25          6.43                10.66
1988       8.10          6.61                10.96
1989       7.82          6.73                11.16
1990       7.38          6.69                11.09
1991       5.36          6.00                 9.95
1992       3.08          5.38                 8.92
1993       2.69          4.65                 7.71
1994       3.22          5.40                 8.95
Sources: CDs -- The Wall Street Journal, Rategram;
Limited maturity municipal bonds -- Lehman Brothers, Inc.,
7-year General Obligation Municipal Bond Index.

This chart is for illustration purposes only; the performance of the bond index is not indicative of the Fund's performance.


             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     As at June 30, 1995, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of June 30, 1995, the following shareholders owned beneficially and of record the percentage of outstanding shares of the Fund indicated after their name: Hiroko Imamura, Vienna, VA (30.99%), Eaton Vance Management, Boston, MA (22.33%), Henry Michael Tacoronte & Patricia Ann Tacoronte, JTWROS, Chesapeake, VA (16.97%), PaineWebber FBO The Carol Baker Avery Revocable Trust dated 10/12/92, James R. Olin, Trustee, Roanoke, VA (14.15%), Eaton Vance Distributors, Inc., Boston, MA (10.92%). To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding shares.



                          TAX EQUIVALENT YIELD TABLE


    The table below shows the effect of the tax status of bonds on the tax equivalent yield received by their holders under the regular Federal income tax and Virginia State income tax laws and tax rates applicable for 1995. It gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax exempt bonds yielding from 4% to 7%.

                                                                        A FEDERAL AND VIRGINIA STATE
                                        COMBINED                              TAX EXEMPT YIELD OF:
       SINGLE RETURN     JOINT RETURN FEDERAL AND  4%        4.5%        5%        5.5%        6%        6.5%        7%
-------------------------------------   VA STATE   -----------------------------------------------------------------------
             (TAXABLE INCOME*)        TAX BRACKET<F2>             IS EQUIVALENT TO A FULLY TAXABLE YIELD OF:
------------------------------------- -----------  ---------------------------------------------------------------------------
     Up to $ 23,350      Up to $ 39,000  19.89    4.99%      5.62%      6.24%      6.87%      7.49%      8.11%      8.74%
$ 23,351 - $ 56,550 $ 39,001 - $ 94,250  32.14    5.89       6.63       7.37       8.10       8.84       9.58      10.32
$ 56,551 - $117,950 $ 94,251 - $143,600  34.97    6.15       6.92       7.69       8.46       9.23      10.00      10.76
$117,951 - $256,500 $143,601 - $256,500  39.68    6.63       7.46       8.29       9.12       9.95      10.78      11.60
      Over $256,500       Over $256,500  43.07    7.03       7.90       8.78       9.66      10.54      11.42      12.30

Yields shown are for illustration purposes only and are not meant to represent the Fund's actual yield.

<F1> Net amount subject to Federal and Virginia personal income tax after deductions and exemptions.
<F2> The combined Federal and Virginia tax brackets are calculated using the highest Virginia tax rate within each bracket.
     Taxpayers with taxable income within such brackets may have lower combined tax brackets and taxable equivalent yields than indicated above. The combined tax rates assume that Virginia taxes are Itemized Deductions for Federal income tax purposes.
     Investors who do not itemize deductions on their Federal Income Tax Return will have a higher combined bracket and higher taxable equivalent yield than those indicated above.

Note: The Federal Income Tax portion of above-indicated combined income tax brackets does not take into account the effect of a reduction in the deductibility of Itemized Deductions (including Virginia State Income Taxes) for taxpayers with Adjusted Gross Income in excess of $114,700. The tax brackets also do not show the effects of phaseout of personal exemptions for single filers with Adjusted Gross Income in excess of $114,700 and joint filers with Adjusted Gross Income in excess of $172,050. The effective tax brackets and equivalent taxable yields of such taxpayers will be higher than those indicated above.

Of course, no assurance can be given that EV Marathon Virginia Limited Maturity Tax Free Fund will achieve any specific tax exempt yield. While it is expected that the Portfolio will invest principally in obligations the interest from which is exempt from the regular Federal income tax and Virginia personal income taxes, other income received by the Portfolio and allocated to the Fund may be taxable. The table does not take into account state or local taxes, if any, payable on Fund distributions except for regular Virginia personal income taxes. It should also be noted that the interest earned on certain "private activity bonds" issued after August 7, 1986, while exempt from the regular Federal income tax, and regular Virginia personal income taxes is treated as a tax preference item which could subject the recipient to the Federal alternative minimum tax. The illustrations assume that the Federal and Virginia alternative minimum taxes are not applicable and do not take into account any tax credits that may be available.


The information set forth above is as of the date of this Statement of Additional Information. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax equivalent yields set forth above.

PORTFOLIO INVESTMENT ADVISER
Boston Management and Research
24 Federal Street
Boston, MA 02110

FUND ADMINISTRATOR
Eaton Vance Management
24 Federal Street
Boston, MA 02110

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(800) 225-6265

CUSTODIAN
Investors Bank & Trust Company
24 Federal Street
Boston, MA 02110

TRANSFER AGENT
The Shareholder Services Group, Inc.
BOS725
P.O. Box 1559
Boston, MA 02104
(800) 262-1122

AUDITORS
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110


STATEMENT OF ADDITIONAL
INFORMATION
AUGUST 1, 1995

* EV MARATHON ARIZONA
  LIMITED MATURITY TAX FREE FUND
* EV MARATHON CALIFORNIA
  LIMITED MATURITY TAX FREE FUND
* EV MARATHON CONNECTICUT
  LIMITED MATURITY TAX FREE FUND
* EV MARATHON FLORIDA
  LIMITED MATURITY TAX FREE FUND
* EV MARATHON MASSACHUSETTS
  LIMITED MATURITY TAX FREE FUND
* EV MARATHON MICHIGAN
  LIMITED MATURITY TAX FREE FUND
* EV MARATHON NEW JERSEY
  LIMITED MATURITY TAX FREE FUND
* EV MARATHON NEW YORK
  LIMITED MATURITY TAX FREE FUND
* EV MARATHON NORTH CAROLINA
  LIMITED MATURITY TAX FREE FUND
* EV MARATHON OHIO
  LIMITED MATURITY TAX FREE FUND
* EV MARATHON PENNSYLVANIA
  LIMITED MATURITY TAX FREE FUND
* EV MARATHON VIRGINIA
  LIMITED MATURITY TAX FREE FUND

EV MARATHON LIMITED MATURITY
TAX FREE FUNDS
24 FEDERAL STREET
BOSTON, MA 02110

M-CL8/1SAI

            EV MARATHON NATIONAL LIMITED MATURITY MUNICIPALS FUND
       (FORMERLY "EV MARATHON NATIONAL LIMITED MATURITY TAX FREE FUND")

                SUPPLEMENT TO PROSPECTUS DATED AUGUST 1, 1995

1. THE FOLLOWING REPLACES THE EXAMPLES UNDER "SHAREHOLDER AND FUND EXPENSES." THE EXAMPLES FOR 5 YEARS AND 10 YEARS REFLECT THE CONVERSION OF CLASS I SHARES INTO CLASS II SHARES APPROXIMATELY FOUR YEARS AFTER THE PURCHASE OF CLASS I SHARES. SEE BELOW FOR A DESCRIPTION OF THE CONVERSION FEATURE.

An Investor would pay the following contingent deferred sales charge and expenses on a $1,000 investment, assuming (a) 5% annual return and (b) redemption at the end of each period:

         1 YEAR             3 YEARS          5 YEARS         10 YEARS
         ------             -------          -------         --------
           $49                $78              $91             $164

An investor would pay the following expenses on the same investment, assuming
(a) 5% annual return and (b) no redemptions:

         1 YEAR             3 YEARS          5 YEARS         10 YEARS
         ------             -------          -------         --------
           $19                $58              $91             $164

2. THE FUND AND THE PORTFOLIO HAVE CHANGED THE PHRASE "TAX FREE" IN THEIR NAMES TO "MUNICIPALS."

3. THE FUND MAY INVEST WITHOUT LIMIT IN MUNICIPAL OBLIGATIONS THE INTEREST ON WHICH IS A TAX PREFERENCE ITEM UNDER THE FEDERAL ALTERNATIVE MINIMUM TAX. THE FIRST SENTENCE OF THE FIRST PARAGRAPH UNDER "HOW THE FUND AND THE PORTFOLIO INVEST THEIR ASSETS" IS REPLACED WITH THE FOLLOWING:

        The Fund seeks to achieve its investment objective by investing either directly or indirectly through another open-end management investment company primarily (i.e., at least 80% of its net assets during periods of normal market conditions) in municipal obligations the interest on which is exempt from regular federal income tax.

4. THE FOLLOWING REPLACES THE FIRST PARAGRAPH UNDER "ORGANIZATION OF THE FUND AND THE PORTFOLIO":

    The Fund is a non-diversified series of Eaton Vance Investment Trust, a business trust established under Massachusetts law pursuant to a Declaration of Trust dated October 23, 1985, as amended. The Trust is a mutual fund -- an open-end management investment company. The Trustees of the Trust are responsible for the overall management and supervision of its affairs. The Trust may issue an unlimited number of shares of beneficial interest (no par value per share) in one or more series (such as the Fund). The Trustees of the Trust have divided the shares of the Fund into two classes, Class I and Class II. Each Class represents an interest in the Fund, but is subject to different expenses, rights and privileges. See "Distribution Plan", "How to Buy Fund Shares -- Conversion Feature" and the Statement of Additional Information. The Trustees have the authority under the Declaration of Trust to create additional Classes of shares with rights and privileges different from those applicable to the existing Classes of shares.

5. THE FOLLOWING REPLACES THE THIRD SENTENCE OF THE FIRST PARAGRAPH UNDER "VALUING FUND SHARES":

        The net asset value of each Class is computed by dividing the value of the Fund's assets attributable to that Class, less the liabilities attributable to that Class, by the number of outstanding Class shares.

6. THE FOLLOWING REPLACES THE "CONVERSION FEATURE" AND "CLASS II" SUBSECTIONS UNDER "HOW TO BUY FUND SHARES":

    CONVERSION FEATURE. Class I shares held for the longer of (i) four years or (ii) the time at which the contingent deferred sales charge applicable to such shares expires (the "holding period") will automatically convert to Class II shares. Such conversion will occur on or about the sixteenth day of the month following the expiration of the holding period. For purposes of this conversion, all distributions paid on Class I shares which the shareholder elects to reinvest in Class I shares will be considered to be held in a separate sub-account. Upon the conversion of Class I shares not acquired through the reinvestment of distributions, a pro rata portion of the Class I shares held in the sub-account will also convert to Class II shares. This portion will be determined by the ratio that the Class I shares being converted bear to the total of Class I shares (excluding shares acquired through reinvestment) in the account. This conversion feature is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that the conversion is not taxable for federal income tax purposes.

    CLASS II SHARES. Class II shares are issued only in connection with the conversion feature described above. The Trustees of the Trust may, however, offer Class II shares in the future to limited classes of investors to be identified in the Fund's prospectus.

7. THE FOLLOWING REPLACES THE THIRD PARAGRAPH OF THE "CONTINGENT DEFERRED SALES CHARGE" SUBSECTION UNDER "HOW TO REDEEM FUND SHARES":

        Unless a shareholder specifies otherwise, redemption requests placed by shareholders who own both Class I and Class II shares will be satisfied first by redeeming Class I shares that are no longer subject to a contingent deferred sales charge, then by redeeming Class II shares. If the Class II shares were acquired as the result of a conversion of certificated Class I shares, the certificate must be returned to the Transfer Agent before a redemption of such Class II shares can be processed.

8. THE FOLLOWING IS ADDED TO "THE EATON VANCE EXCHANGE PRIVILEGE":

        Shares of other Funds in the Eaton Vance Marathon Group of Funds may be exchanged for Class II shares if the shares to be exchanged were acquired as the result of an exchange of Class II shares.

9. THE FOLLOWING UNAUDITED FINANCIAL INFORMATION IS ADDED TO "THE FUND'S FINANCIAL HIGHLIGHTS" AND IS FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 1995. THIS INFORMATION AND THE INFORMATION UNDER "THE FUND'S FINANCIAL HIGHLIGHTS" IN THE PROSPECTUS RELATES TO CLASS I SHARES OF THE FUND. AS OF THE DATE OF THIS SUPPLEMENT, THERE ARE NO CLASS II SHARES OUTSTANDING.

  NET ASSET VALUE, beginning of period                                 $ 10.130
                                                                       --------
      INCOME FROM OPERATIONS:
      Net investment income                                            $  0.204
      Net realized and unrealized gain (loss) on investments              0.143
                                                                       --------
          Total income from operations                                 $  0.347
                                                                       --------
      LESS DISTRIBUTIONS:
      From net investment income                                       $ (0.204)
      In excess of net investment income                                 (0.003)
      From net realized gain on investments                               --
      From paid-in capital                                                --
                                                                       --------
          Total distributions                                          $ (0.207)
                                                                       --------
  NET ASSET VALUE, end of period                                       $ 10.270
                                                                       ========
  TOTAL RETURN(1)                                                         3.46%
  RATIOS/SUPPLEMENTAL DATA:
      Net assets, end of period (000 omitted)                          $126,210
      Ratio of net expenses to average daily net assets(2)                1.60%+
      Ratio of net investment income to average daily net assets          3.99%+
  PORTFOLIO TURNOVER(3)                                                   --

  +  Annualized.

(1) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Amount is computed on a nonannualized basis.

(2)  Includes the Fund's share of the Portfolio's allocated expenses.

(3) Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included in the Fund's semi-annual report.

10. The date of the attached Prospectus is changed to April 26, 1996.

April 26, 1996

                     EV MARATHON NATIONAL LIMITED MATURITY

                                 TAX FREE FUND

     EV MARATHON NATIONAL LIMITED MATURITY TAX FREE FUND (THE "FUND") IS A MUTUAL FUND SEEKING TO PROVIDE (1) A HIGH LEVEL OF CURRENT INCOME EXEMPT FROM REGULAR FEDERAL INCOME TAX AND (2) LIMITED PRINCIPAL FLUCTUATION. THE FUND INVESTS ITS ASSETS IN NATIONAL LIMITED MATURITY TAX FREE PORTFOLIO (THE "PORTFOLIO"), A DIVERSIFIED OPEN-END INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AS THE FUND, RATHER THAN BY DIRECTLY INVESTING IN AND MANAGING ITS OWN PORTFOLIO OF SECURITIES AS WITH HISTORICALLY STRUCTURED MUTUAL FUNDS. THE FUND IS A SERIES OF EATON VANCE INVESTMENT TRUST (THE "TRUST").

     Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Shares of the Fund involve investment risks, including fluctuations in value and the possible loss of some or all of the principal investment.

     This Prospectus is designed to provide you with information you should know before investing. Please retain this document for future reference. A Statement of Additional Information dated August 1, 1995 for the Fund, as supplemented from time to time, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. This Statement of Additional Information is available without charge from the Fund's principal underwriter, Eaton Vance Distributors, Inc. (the "Principal Underwriter"), 24 Federal Street, Boston, MA 02110 (telephone (800) 225-6265). The Portfolio's investment adviser is Boston Management and Research (the "Investment Adviser"), a wholly-owned subsidiary of Eaton Vance Management, and Eaton Vance Management is the administrator (the "Administrator") of the Fund. The offices of the Investment Adviser and the Administrator are located at 24 Federal Street, Boston, MA 02110.
--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
   EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
      SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
        COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
           PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
             CRIMINAL OFFENSE.
--------------------------------------------------------------------------------
TABLE OF CONTENTS


Shareholder and Fund Expenses...........      2
The Fund's Financial Highlights.........      3
The Fund's Investment Objective.........      4
How the Fund and the Portfolio Invest
  their Assets..........................      4
Organization of the Fund and the
  Portfolio.............................      9
Management of the Fund and the
  Portfolio.............................     11
Distribution Plan.......................     13
Valuing Fund Shares.....................     15
How to Buy Fund Shares..................     15
How to Redeem Fund Shares...............     17
Reports to Shareholders.................     20
The Lifetime Investing
  Account/Distribution Options..........     20
The Eaton Vance Exchange Privilege......     21
Eaton Vance Shareholder Services........     22
Distributions and Taxes.................     23
Performance Information.................     25


--------------------------------------------------------------------------------
                        PROSPECTUS DATED AUGUST 1, 1995

SHAREHOLDER AND FUND EXPENSES
--------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES

  Sales Charges Imposed on Purchases of Shares                                            None
  Sales Charges Imposed on Reinvested Distributions                                       None
  Fees to Exchange Shares                                                                 None
  Range of Declining Contingent Deferred Sales Charges Imposed on Redemptions During
     the
     First Five Years (as a percentage of redemption proceeds exclusive of all reinvestments and
     capital appreciation in the account)                                             3.00%-0%

ANNUAL FUND AND ALLOCATED PORTFOLIO OPERATING EXPENSES

  (as a percentage of average daily net assets)
  Investment Adviser Fee                                                                 0.46%
  Rule 12b-1 Distribution (and Service) Fees                                             0.83
  Other Expenses                                                                         0.28
                                                                                         ----
     Total Operating Expenses                                                            1.57%
                                                                                         ====

                          EXAMPLES                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                               ------   -------   -------   --------
  An investor would pay the following contingent deferred
  sales charge and expenses on a $1,000 investment, assuming
  (a) 5% annual return and (b) redemption at the end of each
  period:                                                       $ 46      $70       $86       $187
  An investor would pay the following expenses on the same
  investment, assuming (a) 5% annual return and (b) no
  redemptions:                                                  $ 16      $50       $86       $187

Notes:

     The tables and Examples summarize the aggregate expenses of the Fund and the Portfolio and are designed to help investors understand the costs and expenses they will bear, directly or indirectly, by investing in the Fund. Information for the Fund is based on its expenses for the most recent fiscal year.

     The Fund invests exclusively in the Portfolio. The Trustees believe that, over time, the aggregate per share expenses of the Fund and the Portfolio should be approximately equal to, or less than, the per share expenses the Fund would incur if the Fund were instead to retain the services of an investment adviser and its assets were invested directly in the types of securities being held by the Portfolio.


     The Examples should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. Federal regulations require the Examples to assume a 5% annual return, but actual annual return will vary. For further information regarding the expenses of both the Fund and the Portfolio see "Organization of the Fund and the Portfolio", "Management of the Fund and the Portfolio" and "How to Redeem Fund Shares." A long-term shareholder in the Fund may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the National Association of Securities Dealers, Inc.


     No contingent deferred sales charge is imposed on (a) shares purchased more than four years prior to redemption, (b) shares acquired through reinvestment of distributions or (c) any appreciation in value of other shares in the account, and no such charge is imposed on exchanges of Fund shares for shares of one or more other funds listed under "The Eaton Vance Exchange Privilege". See "How to Redeem Fund Shares".


     The Portfolio's monthly advisory fee has two components, a fee based on daily net assets and a fee based on daily gross income, as set forth in the fee schedule on page 12.


     Other investment companies with different distribution arrangements and fees are investing in the Portfolio and additional such companies and investors may do so in the future. See "Organization of the Fund and the Portfolio".

THE FUND'S FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following information should be read in conjunction with the audited financial statements included in the Fund's Annual Report to shareholders which is incorporated by reference into the Statement of Additional Information in reliance upon the report of Deloitte & Touche LLP, independent certified public accountants, as experts in accounting and auditing. Further information regarding the performance of the Fund is contained in the Fund's annual report to shareholders which may be obtained without charge by contacting the Principal Underwriter.
--------------------------------------------------------------------------------

                                                                              YEAR ENDED MARCH 31,
                                                                      ------------------------------------
                                                                        1995          1994         1993++
                                                                      --------      --------      --------
NET ASSET VALUE, beginning of period................................  $ 10.160      $ 10.450      $ 10.000
                                                                      --------      --------      --------
INCOME FROM OPERATIONS:
  Net investment income.............................................  $  0.400      $  0.406      $  0.339
  Net realized and unrealized gain (loss) on investments............     0.033        (0.178)        0.573
                                                                      --------      --------      --------
     Total income from operations...................................  $  0.433      $  0.228      $  0.912
                                                                      --------      --------      --------
LESS DISTRIBUTIONS:
  From net investment income........................................  $ (0.400)     $ (0.406)     $ (0.339)
  In excess of net investment income................................    (0.058)       (0.091)           --
  From net realized gain on investments.............................    (0.005)       (0.021)       (0.010)
  From paid-in capital..............................................     --               --        (0.113)
                                                                      --------      --------      --------
     Total distributions............................................  $ (0.463)     $ (0.518)     $ (0.462)
                                                                      --------      --------      --------
NET ASSET VALUE, end of period......................................  $ 10.130      $ 10.160      $ 10.450
                                                                      ========      ========      ========
TOTAL RETURN(1).....................................................      4.43%         2.10%         9.05%
RATIOS/SUPPLEMENTAL DATA*:
  Net assets, end of period (000's omitted).........................  $141,289      $151,787      $ 89,878
  Ratio of net expenses to average net assets(2)....................      1.57%         1.46%         1.50%+
  Ratio of net investment income to average net assets..............      3.99%         3.78%         3.86%+
PORTFOLIO TURNOVER(3)...............................................     --            --               51%
*The operating expenses of the Fund reflect a reduction of the investment adviser fee. Had such action not been taken, net investment income per share and the ratios would have been as follows:
NET INVESTMENT INCOME PER SHARE.....................................                              $  0.323
                                                                                                  ========
RATIOS (As a percentage of average daily net assets):
  Expenses..........................................................                                1.68%+
  Net investment income.............................................                                3.68%+
 +Computed on an annualized basis.
 ++For the period from the start of business, May 22, 1992, to March 31, 1993.
(1)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported.
   Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is computed on a non-annualized basis.
(2)Includes the Fund's share of the Portfolio's allocated expenses.
(3)Where stated, portfolio turnover represents the rate of the portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred its assets to the Portfolio is shown in the Portfolio's financial statements which are included in the Fund's annual report.

THE FUND'S INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

THE FUND'S INVESTMENT OBJECTIVE IS TO PROVIDE (1) A HIGH LEVEL OF CURRENT INCOME EXEMPT FROM THE REGULAR FEDERAL INCOME TAX AND (2) LIMITED PRINCIPAL FLUCTUATION. The Fund currently seeks to meet its investment objective by investing its assets in the National Limited Maturity Tax Free Portfolio, a separate open-end management investment company which invests primarily in municipal obligations (as described below) having a dollar weighted average duration of between three and nine years and which are rated at least investment grade by a major rating agency or, if unrated, are determined to be of at least investment grade quality by the Investment Adviser.

HOW THE FUND AND THE PORTFOLIO INVEST THEIR ASSETS
--------------------------------------------------------------------------------

THE FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING EITHER DIRECTLY OR INDIRECTLY THROUGH ANOTHER OPEN-END MANAGEMENT INVESTMENT COMPANY PRIMARILY (I.E., AT LEAST 80% OF ITS NET ASSETS DURING PERIODS OF NORMAL MARKET CONDITIONS) IN DEBT OBLIGATIONS ISSUED BY OR ON BEHALF OF STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES, AND THE DISTRICT OF COLUMBIA AND THEIR POLITICAL SUBDIVISIONS, AGENCIES OR INSTRUMENTALITIES, THE INTEREST ON WHICH IS EXEMPT FROM THE REGULAR FEDERAL INCOME TAX AND IS NOT A TAX PREFERENCE ITEM UNDER THE FEDERAL ALTERNATIVE MINIMUM TAX. The foregoing policy is a fundamental policy of both the Fund and the Portfolio and may not be changed unless authorized by a vote of the shareholders of the Fund or the investors in the Portfolio, as the case may be.

     At least 80% of the Portfolio's net assets will normally be invested in obligations rated at least investment grade at the time of investment (which are those rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by either Standard & Poor's Ratings Group ("S&P") or Fitch Investors Service, Inc. ("Fitch")) or, if unrated, determined by the Investment Adviser to be of at least investment grade quality. The Portfolio may invest up to 20% of its net assets in municipal obligations rated below investment grade (but not lower than B by Moody's, S&P or Fitch) and unrated municipal obligations considered to be of comparable quality by the Investment Adviser. Municipal obligations rated Baa or BBB may have speculative characteristics. Also, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher rated obligations. Securities rated below Baa or BBB are commonly known as "junk bonds". The Portfolio may retain an obligation whose rating drops below B after its acquisition if such retention is considered desirable by the Investment Adviser. See "Risk Considerations." For a description of municipal obligation ratings, see the Statement of Additional Information.

     In pursuing its investment objective, the Portfolio seeks to invest in a portfolio having a dollar weighted average duration of between three and nine years. Duration represents the dollar weighted average maturity of expected cash flows (i.e., interest and principal payments) on one or more debt obligations, discounted to their present values. The duration of an obligation is usually not more than its stated maturity and is related to the degree of volatility in the market value of the obligation. Maturity measures only the time until a bond or other debt security provides its final payment; it does not take into account the pattern of a security's payments over time. Duration takes both interest and principal payments into account and, thus, in the Investment Adviser's opinion, is a more accurate measure of a debt security's sensitivity to changes in interest rates. In computing the duration of its portfolio, the Portfolio will have to estimate the duration of debt obligations that are subject to prepayment or redemption by the issuer, based on projected cash flows from such obligations.

     The Portfolio may use various techniques to shorten or lengthen the dollar weighted average duration of its portfolio, including the acquisition of debt obligations at a premium or discount, and transactions in futures contracts and options on futures. Subject to the requirement that the dollar weighted average portfolio duration will not exceed nine years, the Portfolio may invest in individual debt obligations of any maturity.


MUNICIPAL OBLIGATIONS. Municipal obligations include bonds, notes and commercial paper issued by a municipality for a wide variety of both public and private purposes, the interest on which is, in the opinion of bond counsel, exempt from regular Federal income tax. Public purpose municipal bonds include general obligation and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility. Municipal notes include bond anticipation, tax anticipation, revenue anticipation and construction loan notes. Bond, tax and revenue anticipation notes are short-term obligations that will be retired with the proceeds of an anticipated bond issue, tax revenue or facility revenue, respectively. Construction loan notes are short-term obligations that will be retired with the proceeds of long-term mortgage financing.


     Interest income from certain types of municipal obligations may subject the recipient to or increase the recipient's liability for the Federal alternative minimum tax; as at March 31, 1995, the Portfolio had 12.7% of its net assets invested in such private activity bonds. The Portfolio may not invest more than 20% of its net assets in these obligations and obligations that pay interest subject to regular Federal income tax. Distributions to corporate investors of certain interest income may also be subject to the Federal alternative minimum tax.

CONCENTRATION. The Portfolio may invest 25% or more of its assets in municipal obligations of issuers located in the same state or in municipal obligations of the same type, including without limitation the following: general obligations of states and localities; lease rental obligations of state and local authorities; obligations of state and local housing finance authorities, municipal utilities systems or public housing authorities; obligations for hospitals or life care facilities; or industrial development or pollution control bonds issued for electric utility systems, steel companies, paper companies or other purposes. This may make the Portfolio more susceptible to adverse economic, political, or regulatory occurrences affecting a particular category of issuer. For example, health care-related issuers are susceptible to medicaid reimbursement policies, and national and state health care legislation. As the Portfolio's concentration increases, so does the potential for fluctuation in the value of the Fund's shares.

DIVERSIFIED STATUS. The Portfolio's classification under the Investment Company Act of 1940 (the "1940 Act") as a "diversified" investment company means that with respect to 75% of its total assets (1) the Portfolio may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. Government obligations) and (2) the Portfolio may not own more than 10% of the outstanding voting securities of any one issuer. Since municipal obligations are not voting securities, there is not limit on the percentage of a single issuer's obligations which the Portfolio may own so long as it does not invest more than 5% of its total assets in the securities of that issuer.

OTHER INVESTMENT PRACTICES

     The Portfolio may engage in the following investment practices, some of which may be considered to involve "derivative" instruments because they derive their value from another instrument, security or index.

INSURED OBLIGATIONS. The Portfolio may purchase municipal bonds that are additionally secured by insurance, bank credit agreements, or escrow accounts. The credit quality of companies which provide such credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund's current yield. Insurance generally will be obtained from insurers with a claims-paying ability rated Aaa by Moody's or AAA by S&P or Fitch. The insurance does not guarantee the market value of the insured obligations or the net asset value of the Fund's shares.

WHEN-ISSUED SECURITIES. The Portfolio may purchase securities on a "when-issued" basis, which means that payment and delivery occur on a future settlement date. The price and yield of such securities are generally fixed on the date of commitment to purchase. However, the market value of the securities may fluctuate prior to delivery and upon delivery the securities may be worth more or less than the Portfolio agreed to pay for them. The Portfolio may also purchase instruments that give the Portfolio the option to purchase a municipal obligation when and if issued.

FUTURES TRANSACTIONS. The Portfolio may purchase and sell various kinds of financial futures contracts and options thereon to hedge against changes in interest rates. The futures contracts may be based on various debt securities (such as U.S. Government securities), securities indices (such as the Municipal Bond Index traded on the Chicago Board of Trade) and other financial instruments and indices. Such transactions involve a risk of loss or depreciation due to unanticipated adverse changes in securities prices, which may exceed the Portfolio's initial investment in these contracts. The Portfolio may not purchase or sell futures contracts or related options, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of margin deposits and premiums paid on the Portfolio's outstanding positions would exceed 5% of the market value of the Portfolio's net assets. These transactions involve transaction costs. There can be no assurance that the Investment Adviser's use of futures will be advantageous to the Portfolio. Distributions by the Fund of any gains realized on the Portfolio's transactions in futures and options on futures will be taxable.

RISK CONSIDERATIONS

     Many municipal obligations offering high current income are in the lowest investment grade category (Baa or BBB), lower categories or may be unrated. As indicated above, the Portfolio may invest in municipal obligations rated below investment grade (but not lower than B by Moody's, S&P or Fitch) and comparable unrated obligations. The lowest investment grade, lower rated and comparable unrated municipal obligations in which the Portfolio may invest will have speculative characteristics in varying degrees. While such obligations may have some quality and protective characteristics, these characteristics can be expected to be offset or outweighed by uncertainties or major risk exposures to adverse conditions.

Lower rated and comparable unrated municipal obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to greater price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated municipal obligations are also more likely to react to real or perceived developments affecting market and credit risk than are more highly rated obligations, which react primarily to movements in the general level of interest rates.

     The Portfolio may retain defaulted obligations in its portfolio when such retention is considered desirable by the Investment Adviser. In the case of a defaulted obligation, the Portfolio may incur additional expense seeking recovery of its investment. Municipal obligations held by the Portfolio which are rated below investment grade, but which, subsequent to the assignment of such rating, are backed by escrow accounts containing U.S. Government obligations, may be determined by the Investment Adviser to be of investment grade quality for purposes of the Portfolio's investment policies. The Portfolio may retain in its portfolio an obligation whose rating drops below B after its acquisition if such retention is considered desirable by the Investment Adviser; provided, however, that holdings of obligations rated below Baa or BBB will not exceed 35% of net assets. In the event the rating of an obligation held by the Portfolio is downgraded, causing the Portfolio to exceed this limitation, the Investment Adviser will (in an orderly fashion within a reasonable period of time) dispose of such obligations as it deems necessary in order to comply with its credit quality limitations. For a description of the municipal obligation ratings, see the Statement of Additional Information.

     The net asset value of the Fund will change in response to fluctuations in prevailing interest rates and changes in the value of the securities held by the Portfolio. When interest rates decline, the value of securities held by the Portfolio can be expected to rise. Conversely, when interest rates rise, the value of most portfolio security holdings can be expected to decline. Because the Portfolio intends to limit its average portfolio duration to no more than nine years, the net asset value of the Fund can be expected to be less sensitive to changes in interest rates than that of a fund with a longer average portfolio duration. Changes in the credit quality of the issuers of municipal obligations held by the Portfolio will affect the principal value of (and possibly the income earned on) such obligations. In addition, the values of such securities are affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers. Changes by recognized rating services in their ratings of a security and in the ability of the issuer to make payments of principal and interest may also affect the value of the Portfolio's investments. The amount of information about the financial condition of an issuer of municipal obligations may not be as extensive as that made available by corporations whose securities are publicly traded. An investment in shares of the Fund will not constitute a complete investment program.


     At times, a substantial portion of the Portfolio's assets may be invested in securities as to which the Portfolio, by itself or together with other accounts managed by the Investment Adviser and its affiliates, holds a major portion or all of such securities. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Portfolio could find it more difficult to sell such securities when the Investment Adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Portfolio's net asset value.

     The secondary market for some municipal obligations (including issues which are privately placed with the Portfolio) is less liquid than that for taxable debt obligations or other more widely traded municipal obligations. The Portfolio will not invest in illiquid securities if more than 15% of its assets would be invested in securities that are not readily marketable. No established resale market exists for certain of the municipal obligations in which the Portfolio may invest. The market for obligations rated below investment grade is also likely to be less liquid than the market for higher rated obligations. As a result, the Portfolio may be unable to dispose of these municipal obligations at times when it would otherwise wish to do so at the prices at which they are valued.


     Certain securities held by the Portfolio may permit the issuer at its option to "call", or redeem, its securities. If an issuer were to redeem securities held by the Portfolio during a time of declining interest rates, the Portfolio may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.


     Some of the securities in which the Portfolio invests may include so-called "zero-coupon" bonds, whose values are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently. Zero-coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. The Portfolio is required to accrue and distribute income from zero-coupon bonds on a current basis, even though it does not receive that income currently in cash. Thus, a Portfolio may have to sell other investments to obtain cash needed to make income distributions.

     The Portfolio may invest in municipal leases, and participations in municipal leases. The obligation of the issuer to meet its obligations under such leases is often subject to the appropriation by the appropriate legislative body, on an annual or other basis, of funds for the payment of the obligations. Investments in municipal leases are thus subject to the risk that the legislative body will not make the necessary appropriation and the issuer will not otherwise be willing or able to meet its obligation.

THE FUND AND THE PORTFOLIO HAVE ADOPTED CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS WHICH ARE ENUMERATED IN DETAIL IN THE STATEMENT OF ADDITIONAL INFORMATION AND WHICH MAY NOT BE CHANGED UNLESS AUTHORIZED BY A SHAREHOLDER VOTE AND AN INVESTOR VOTE, RESPECTIVELY. EXCEPT FOR SUCH ENUMERATED RESTRICTIONS AND AS OTHERWISE INDICATED IN THIS PROSPECTUS, THE INVESTMENT OBJECTIVE AND POLICIES OF THE FUND AND THE PORTFOLIO ARE NOT FUNDAMENTAL POLICIES AND ACCORDINGLY MAY BE CHANGED BY THE TRUSTEES OF THE TRUST AND THE PORTFOLIO WITHOUT OBTAINING THE APPROVAL OF THE FUND'S SHAREHOLDERS OR THE INVESTORS IN THE PORTFOLIO, AS THE CASE MAY BE. IF ANY CHANGES WERE MADE IN THE FUND'S INVESTMENT OBJECTIVE, THE FUND MIGHT HAVE INVESTMENT OBJECTIVES DIFFERENT FROM THE OBJECTIVES WHICH AN INVESTOR CONSIDERED APPROPRIATE AT THE TIME THE INVESTOR BECAME A SHAREHOLDER IN THE FUND.

ORGANIZATION OF THE FUND AND THE PORTFOLIO
--------------------------------------------------------------------------------

The Fund is a diversified series of Eaton Vance Investment Trust, a business trust established under Massachusetts law pursuant to a Declaration of Trust dated October 23, 1985, as amended and restated. The Trust is a mutual fund -- an open-end management investment company. THE TRUSTEES OF THE TRUST ARE RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF ITS AFFAIRS. The Trust may issue an unlimited number of shares of beneficial interest (no par value per share) in one or more series, and because the Trust can offer separate series (such as the Fund), it is known as a "series company." The Trust is initially offering Class I shares of the Fund. After receipt of a ruling from the Internal Revenue Service, the Trustees will divide the shares of the Fund into two classes (Class I and Class II) and fix and determine the relative rights and preferences as between, and all provisions applicable to, each Class. Shares of different Classes may be sold under different sales arrangements. Each Class of shares of the Fund will represent interests in the same assets held by the Fund, except that: (1) Class I shares will be subject to the Fund's Rule 12b-1 distribution plan, which provides for payments of sales commissions and distribution fees to the Principal Underwriter in amounts not exceeding .75% of the Fund's average daily net assets attributable to the Class I shares for each fiscal year, and subject to service fees payable under the plan (see "Distribution Plan"); (2) Class II shares would be subject to service fees payable under such plan; (3) any other Class of shares established may be subject to a Rule 12b-1 distribution plan or service fee applicable thereto; (4) a higher transfer agency fee may be imposed on Class I shares than on other Classes of shares; (5) only the Class I shares will have a conversion feature providing for the automatic conversion to Class II shares four full years after purchase; (6) the shareholders of any Class subject to a Rule 12b-1 distribution plan will have exclusive voting rights with respect to the plan applicable to their respective Class; (7) each Class of shares may have different exchange privileges; and (8) each Class of shares will bear the expenses which are properly attributable to such Class. Upon creation of additional Classes of shares, the Fund's offering documents will be revised in an appropriate manner to reflect such events.

     When issued and outstanding, the Fund's shares are fully paid and nonassessable by the Trust and redeemable as described under "How to Redeem Fund Shares." Shareholders are entitled to one vote for each full share held. Fractional shares may be voted proportionately. Shares have no preemptive or conversion rights and are freely transferable. In the event of the liquidation of the Fund, shareholders of each Class are entitled to share pro rata in the net assets attributable to the Class available for distribution to shareholders.

     THE PORTFOLIO IS ORGANIZED AS A TRUST UNDER THE LAWS OF THE STATE OF NEW YORK AND INTENDS TO BE TREATED AS A PARTNERSHIP FOR FEDERAL TAX PURPOSES. The Portfolio, as well as the Trust, intends to comply with all applicable Federal and state securities laws. The Portfolio's Declaration of Trust provides that the Fund and other entities permitted to invest in the Portfolio (e.g., other U.S. and foreign investment companies, and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and the Portfolio itself is unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund investing in the Portfolio.

SPECIAL INFORMATION ON THE FUND/PORTFOLIO INVESTMENT STRUCTURE. An investor in the Fund should be aware that the Fund, unlike mutual funds which directly acquire and manage their own portfolios of securities, seeks to achieve its investment objective by investing its assets in an interest in the Portfolio (although the Fund may temporarily hold a de minimis amount of cash), which is a separate investment company with an identical investment objective. Therefore, the Fund's interest in the securities owned by the Portfolio is indirect. In addition to selling an interest to the Fund, the Portfolio may sell interests to other affiliated and non-affiliated mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund due to variations in sales commissions and other operating expenses. Therefore, investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the various funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures, including funds that have multiple classes of shares. For information regarding the investment objective, policies and restrictions, see "The Fund's Investment Objective" and "How the Fund and the Portfolio Invest their Assets". Further information regarding investment practices may be found in the Statement of Additional Information.

     The Trustees of the Trust have considered the advantages and disadvantages of investing the assets of the Fund in the Portfolio, as well as the advantages and disadvantages of the two-tier format. The Trustees believe that the structure offers opportunities for substantial growth in the assets of the Portfolio, and affords the potential for economies of scale for the Fund, at least when the assets of the Portfolio exceed $500 million. The public shareholders of the Fund have previously approved the policy of investing the Fund's assets in an interest in the Portfolio.

     The Fund may withdraw (completely redeem) all its assets from the Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interest of the Fund to do so. The investment objective and the nonfundamental investment policies of the Fund and the Portfolio may be changed by the Trustees of the Trust and the Portfolio without obtaining the approval of the shareholders of the Fund or the investors in the Portfolio, as the case may be. Any such change of the investment objective of the Fund or the Portfolio will be preceded by thirty days' advance written notice to the shareholders of the Fund or the investors in the Portfolio, as the case may be. If a shareholder redeems shares because of a change in the nonfundamental objective or policies of the Fund, those shares may be subject to a contingent deferred sales charge, as described in "How to Redeem Fund Shares". In the event the Fund withdraws all of its assets from the Portfolio, or the Board of Trustees of the Trust determines that the investment objective of the Portfolio is no longer consistent with the investment objective of the Fund, such Trustees would consider what action might be taken, including investing the assets of the Fund in another pooled investment entity or retaining an investment adviser to manage the Fund's assets in accordance with its investment objective. The Fund's investment performance may be affected by a withdrawal of all its assets from the Portfolio.

     Information regarding other pooled investment entities or funds which invest in the Portfolio may be obtained by contacting Eaton Vance Distributors, Inc. (the "Principal Underwriter" or "EVD"), 24 Federal Street, Boston, MA 02110, (617) 482-8260. Smaller investors in the Portfolio may be adversely affected by the actions of larger investors in the Portfolio. For example, if a large investor withdraws from the Portfolio, the remaining investors may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk, and experience decreasing economies of scale. However, this possibility exists as well for historically structured funds which have large or institutional investors.

     Until recently, the Administrator sponsored and advised historically structured funds. Funds which invest all their assets in interests in a separate investment company are a relatively new development in the mutual fund industry and, therefore, the Fund may be subject to additional regulations than historically structured funds.

     The Declaration of Trust of the Portfolio provides that the Portfolio will terminate 120 days after the complete withdrawal of the Fund or any other investor in the Portfolio, unless either the remaining investors, by unanimous vote at a meeting of such investors, or a majority of the Trustees of the Portfolio, by written instrument consented to by all investors, agree to continue the business of the Portfolio. This provision is consistent with treatment of the Portfolio as a partnership for Federal income tax purposes. See "Distributions and Taxes" for further information. Whenever the Fund as an investor in the Portfolio is requested to vote on matters pertaining to the Portfolio (other than the termination of the Portfolio's business, which may be determined by the Trustees of the Portfolio without investor approval), the Fund will hold a meeting of Fund shareholders and will vote its interest in the Portfolio for or against such matters proportionately to the instructions to vote for or against such matters received from Fund shareholders. The Fund shall vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. Other investors in the Portfolio may alone or collectively acquire sufficient voting interests in the Portfolio to control matters relating to the operation of the Portfolio, which may require the Fund to withdraw its investment in the Portfolio or take other appropriate action. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

     The Trustees of the Trust, including a majority of the noninterested Trustees, have approved written procedures designed to identify and address any potential conflicts of interest arising from the fact that the Trustees of the Trust and the Trustees of the Portfolio are the same. Such procedures require each Board to take actions to resolve any conflict of interest between the Fund and the Portfolio, and it is possible that the creation of separate Boards may be considered. For further information concerning the Trustees and officers of the Trust and the Portfolio, see the Statement of Additional Information.

MANAGEMENT OF THE FUND AND THE PORTFOLIO
--------------------------------------------------------------------------------

THE PORTFOLIO ENGAGES BOSTON MANAGEMENT AND RESEARCH ("BMR"), A WHOLLY-OWNED SUBSIDIARY OF EATON VANCE MANAGEMENT ("EATON VANCE"), AS ITS INVESTMENT ADVISER. EATON VANCE, ITS AFFILIATES AND ITS PREDECESSOR COMPANIES HAVE BEEN MANAGING ASSETS OF INDIVIDUALS AND INSTITUTIONS SINCE 1924 AND MANAGING INVESTMENT COMPANIES SINCE 1931.

     Acting under the general supervision of the Board of Trustees of the Portfolio, BMR manages the Portfolio's investments and affairs. Under its investment advisory agreement with the Portfolio, BMR receives a monthly advisory fee equal to the aggregate of

     (a) a daily asset-based fee computed by applying the annual asset rate applicable to that portion of the total daily net assets in each Category as indicated below, plus

     (b) a daily income-based fee computed by applying the daily income rate applicable to that portion of the total daily gross income (which portion shall bear the same relationship to the total daily gross income on such day as that portion of the total daily net assets in the same Category bears to the total daily net assets on such day) in each Category as indicated below:

                                                                    ANNUAL          DAILY
         CATEGORY                DAILY NET ASSETS                 ASSET RATE     INCOME RATE
         --------   ------------------------------------------   ------------    -----------
            1       up to $500 million........................      0.300%          3.00%
            2       $500 million but less than $1 billion.....      0.275%          2.75%
            3       $1 billion but less than $1.5 billion.....      0.250%          2.50%
            4       $1.5 billion but less than $2 billion.....      0.225%          2.25%
            5       $2 billion but less than $3 billion.......      0.200%          2.00%
            6       $3 billion and over.......................      0.175%          1.75%

     As at March 31, 1995, the Portfolio had net assets of $169,620,804. For the fiscal year ended March 31, 1995, the Portfolio paid BMR advisory fees equivalent to 0.46% of the Portfolio's average daily net assets for such year. BMR furnishes for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio.

     Municipal obligations are normally traded on a net basis (without commission) through broker-dealers and banks acting for their own account. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market, and the difference is customarily referred to as the spread. In selecting firms which will execute portfolio transactions, BMR judges their professional ability and quality of service and uses its best efforts to obtain execution at prices which are advantageous to the Portfolio and at reasonably competitive spreads. Subject to the foregoing, BMR may consider sales of shares of the Fund or of other investment companies sponsored by BMR or Eaton Vance as a factor in the selection of firms to execute portfolio transactions.

     Raymond E. Hender has acted as the portfolio manager of the Portfolio since it commenced operations. He joined Eaton Vance and BMR as a Vice President in September 1992. Prior to joining Eaton Vance, he was a Senior Vice President of Bank of New England (1989-1992) and a Portfolio Manager at Fidelity Management & Research Company (1977-1988).

     BMR OR EATON VANCE ACTS AS INVESTMENT ADVISER TO INVESTMENT COMPANIES AND VARIOUS INDIVIDUAL AND INSTITUTIONAL CLIENTS WITH ASSETS UNDER MANAGEMENT OF APPROXIMATELY $15 BILLION. Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corp., a publicly held holding company. Eaton Vance Corp., through its subsidiaries and affiliates, engages in investment management and marketing activities, fiduciary and banking services, oil and gas operations, real estate investment, consulting and management, and development of precious metals properties.

     The Trust has retained the services of Eaton Vance to act as Administrator of the Fund. The Trust has not retained the services of an investment adviser since the Trust seeks to achieve the investment objective of the Fund by investing the Fund's assets in the Portfolio. As Administrator, Eaton Vance provides the Fund with general office facilities and supervises the overall administration of the Fund. For these services Eaton Vance currently receives no compensation. The Trustees of the Trust may determine, in the future, to compensate Eaton Vance for such services.

     The Portfolio and the Fund, as the case may be, will each be responsible for all of its respective costs and expenses not expressly stated to be payable by BMR under the investment advisory agreement, by Eaton Vance under the administrative services agreement, or by EVD under the distribution agreement.

DISTRIBUTION PLAN
--------------------------------------------------------------------------------

THE FUND FINANCES DISTRIBUTION ACTIVITIES AND HAS ADOPTED A DISTRIBUTION PLAN (THE "PLAN") PURSUANT TO RULE 12B-1 UNDER THE 1940 ACT. Rule 12b-1 permits a mutual fund, such as the Fund, to finance distribution activities and bear expenses associated with the distribution of its shares provided that any payments made by the Fund are made pursuant to a written plan adopted in accordance with the Rule. The Plan is subject to, and complies with, the sales charge rule of the National Association of Securities Dealers, Inc. (the "NASD Rule"). The Plan is described further in the Statement of Additional Information, and the following is a description of the salient features of the Plan. The Plan provides that the Fund, subject to the NASD Rule, will pay sales commissions and distribution fees to the Principal Underwriter only after and as a result of the sale of Class I shares of the Fund. On each sale of Fund shares (excluding reinvestment of distributions) the Fund will pay the Principal Underwriter amounts representing (i) sales commissions equal to 3% of the amount received by the Fund for each Class I share sold and (ii) distribution fees calculated by applying the rate of 1% over the prime rate then reported in The Wall Street Journal to the outstanding balance of Uncovered Distribution Charges (as described below) of the Principal Underwriter. The Principal Underwriter currently expects to pay sales commissions (except on exchange transactions and reinvestments) to a financial services firm (an "Authorized Firm") at the time of sale equal to 2.5% of the purchase price of the Class I shares sold by such Firm. The Principal Underwriter will use its own funds (which may be borrowed from banks) to pay such commissions. Because the payment of the sales commissions and distribution fees to the Principal Underwriter is subject to the NASD Rule described below, it will take the Principal Underwriter a number of years to recoup the sales commissions paid by it to Authorized Firms from the payments received by it from the Fund pursuant to the Plan.

     THE NASD RULE REQUIRES THE FUND TO LIMIT ITS ANNUAL PAYMENTS OF SALES COMMISSIONS AND DISTRIBUTION FEES TO THE PRINCIPAL UNDERWRITER TO AN AMOUNT NOT EXCEEDING .75% OF THE FUND'S AVERAGE DAILY NET ASSETS ATTRIBUTABLE TO CLASS I SHARES FOR EACH FISCAL YEAR. Under its Plan, the Fund accrues daily an amount at the rate of 1/365 of .75% of the Fund's net assets attributable to Class I shares, and pays such accrued amounts monthly to the Principal Underwriter. The Plan requires such accruals to be automatically discontinued during any period in which there are no outstanding Uncovered Distribution Charges under the Plan. Uncovered Distribution Charges are calculated daily and, briefly, are equivalent to all unpaid sales commissions and distribution fees to which the Principal Underwriter is entitled under the Plan less all contingent deferred sales charges theretofore paid to the Principal Underwriter. The Eaton Vance organization may be considered to have realized a profit under the Plan if at any point in time the aggregate amounts of all payments received by the Principal Underwriter from the Fund pursuant to the Plan, including any contingent deferred sales charges, have exceeded the total expenses theretofore incurred by such organization in distributing Class I shares of the Fund. Total expenses for this purpose will include an allocable portion of the overhead costs of such organization and its branch offices.

     In a transaction involving a sale of Class I shares of the Fund resulting from an exchange of shares of the funds currently listed under "The Eaton Vance Exchange Privilege", the Principal Underwriter will not pay a sales commission to an Authorized Firm, inasmuch as the Principal Underwriter will have previously paid a sales commission to the Authorized Firm when the shares of the exchanged fund were sold.

     Because of the NASD Rule limitation on the amount of sales commissions and distribution fees paid to the Principal Underwriter during any fiscal year, a high level of sales of Class I shares during the initial years of the Fund's operations would cause a large portion of the sales commission attributable to a sale of Class I shares to be accrued and paid by the Fund to the Principal Underwriter in fiscal years subsequent to the year in which such Class I shares were sold. This spreading of sales commissions payments under the Plan over an extended period would result in the incurrence and payment of increased distribution fees under the Plan. For the fiscal year ended March 31, 1995, the Fund paid sales commissions under the Plan equivalent to .75% of the Fund's average daily net assets attributable to Class I shares for such year. As at March 31, 1995, the outstanding Uncovered Distribution Charges of the Principal Underwriter calculated under the Plan amounted to approximately $2,529,000 (equivalent to 1.8% of the Fund's net assets on such day). As of the date of this Prospectus, the Fund has issued only Class I shares.

     THE PLAN ALSO AUTHORIZES THE FUND TO MAKE PAYMENTS OF SERVICE FEES TO THE PRINCIPAL UNDERWRITER, AUTHORIZED FIRMS AND OTHER PERSONS IN AMOUNTS NOT EXCEEDING .25% OF THE FUND'S AVERAGE DAILY NET ASSETS ATTRIBUTABLE TO ALL CLASSES OF SHARES FOR EACH FISCAL YEAR. The Trustees of the Trust have initially implemented this provision of the Plan by authorizing the Fund to make quarterly payments of service fees to the Principal Underwriter and Authorized Firms in amounts not expected to exceed .15% per annum of the Fund's average daily net assets attributable to both Class I and Class II shares for any fiscal year based on the value of Fund shares sold by such persons and remaining outstanding for at least twelve months. However, the Fund's Plan authorizes the Trustees of the Trust on behalf of the Fund to increase payments to the Principal Underwriter, Authorized Firms and other persons from time to time without further action by shareholders of the Fund, provided that the aggregate amount of payments made to such persons under the Plan in any fiscal year of the Fund does not exceed .25% of the Fund's average daily net assets attributable to all Classes of shares. As permitted by the NASD Rule, such payments are made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to the Principal Underwriter, and as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of the Principal Underwriter. For the fiscal year ended March 31, 1995, the Fund made service fee payments equivalent to .08% of the Fund's average daily net assets for such year.

     The Principal Underwriter may, from time to time, at its own expense, provide additional incentives to Authorized Firms which employ registered representatives who sell a minimum dollar amount of the Fund's Class I shares and/or shares of other funds distributed by the Principal Underwriter. In some instances, such additional incentives may be offered only to certain Authorized Firms whose representatives are expected to sell significant amounts of Class I shares. In addition, the Principal Underwriter may from time to time increase or decrease the sales commissions payable to Authorized Firms.

     The Fund may, in its absolute discretion, suspend, discontinue or limit the offering of its Class I shares at any time. In determining whether any such action should be taken, the Fund's management intends to consider all relevant factors, including without limitation the size of the Fund, the investment climate and market conditions, the volume of sales and redemptions of Class I shares, and the amount of Uncovered Distribution Charges of the Principal Underwriter. The Plan may continue in effect and payments may be made under the Plan following any such suspension, discontinuance or limitation of the offering of Class I shares; however, the Fund is not contractually obligated to continue the Plan for any particular period of time. Suspension of the offering of Class I shares would not, of course, affect a shareholder's ability to redeem shares.

VALUING FUND SHARES
--------------------------------------------------------------------------------

THE FUND VALUES ITS SHARES ONCE ON EACH DAY THE NEW YORK STOCK EXCHANGE (THE "EXCHANGE") IS OPEN FOR TRADING, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). The Fund's net asset value per share is determined by its custodian, Investors Bank & Trust Company ("IBT"), (as agent for the Fund) in the manner authorized by the Trustees of the Trust. Net asset value is computed by dividing the value of the Fund's total assets, less its liabilities, by the number of shares outstanding. Because the Fund invests its assets in an interest in the Portfolio, the Fund's net asset value will reflect the value of its interest in the Portfolio (which, in turn, reflects the underlying value of the Portfolio's assets and liabilities).

     Authorized Firms must communicate an investor's order to the Principal Underwriter prior to the close of the Principal Underwriter's business day to receive that day's net asset value per Fund share. It is the Authorized Firms' responsibility to transmit orders promptly to the Principal Underwriter, which is a wholly-owned subsidiary of Eaton Vance.

     The Portfolio's net asset value is also determined as of the close of regular trading on the Exchange by IBT (as custodian and agent for the Portfolio) based on market or fair value in the manner authorized by the Trustees of the Portfolio. Net asset value is computed by subtracting the liabilities of the Portfolio from the value of its total assets. Municipal obligations will normally be valued on the basis of valuations furnished by a pricing service. For further information regarding the valuation of the Portfolio's assets, see "Determination of Net Asset Value" in the Statement of Additional Information. Eaton Vance Corp. owns 77.3% of the outstanding stock of IBT, the Fund's and the Portfolio's custodian.

SHAREHOLDERS MAY DETERMINE THE VALUE OF THEIR INVESTMENT BY MULTIPLYING THE NUMBER OF FUND SHARES OWNED BY THE CURRENT NET ASSET VALUE PER SHARE.

HOW TO BUY FUND SHARES
--------------------------------------------------------------------------------

CLASS I SHARES OF THE FUND MAY BE PURCHASED FOR CASH OR MAY BE ACQUIRED IN EXCHANGE FOR SECURITIES. Pursuant to a rule of the Commission, the Fund has adopted a multi-class plan and may offer more than one Class of shares after receiving a private letter ruling from the Internal Revenue Service. There is no assurance that the Fund will be able to obtain such ruling.

CLASS I SHARES

     Investors may purchase Class I shares of the Fund through Authorized Firms at the net asset value per Class I share of the Fund next determined after an order is effective. The Fund may suspend the offering of shares at any time and may refuse an order for the purchase of shares.


     An initial investment in Class I shares of the Fund must be at least $1,000. Once an account has been established the investor may send investments of $50 or more at any time directly to the Fund's transfer agent (the "Transfer Agent") as follows: The Shareholder Services Group, Inc., BOS725, P.O. Box 1559, Boston, MA 02104. The $1,000 minimum initial investment is waived for Bank Automated Investing accounts, which may be established with an investment of $50 or more. See "Eaton Vance Shareholder Services".



CONVERSION FEATURE. Class I shares (except those in the sub-account described below) held for four full years will, at the commencement of the fifth year, automatically convert into Class II shares, and a pro rata portion of the Class I shares in the sub-account will also convert to Class II shares (such portion to be determined by the ratio that the shareholder's Class I shares being converted bears to the shareholder's total Class I shares not acquired through reinvestment of distributions). The Fund's ability to implement this conversion feature will be dependent on obtaining the ruling referred to above. All distributions on Class I shares which the shareholder elects to reinvest will be reinvested in Class I shares; for purposes of conversion to Class II shares, Class I shares acquired through reinvestment of such distributions will be considered to be held in a separate sub-account.


CLASS II SHARES

     Class II shares will be issued only after receipt of a private letter ruling from the Internal Revenue Service. Such shares will be issued automatically in connection with the conversion feature referred to above. Class II shares are not subject to the sales commissions and distribution fees payable from assets attributable to the Class I shares, but bear service fees payable under the Fund's distribution plan (see "Distribution Plan"). Class II shares may bear lower transfer agency fees than Class I shares. The Trustees may also allow Class II shares to be available for acquisition by limited classes of investors identified in the Fund's offering documents.

     If deemed appropriate by the Trustees, the Fund may in the future offer additional Classes of shares the terms of which would be determined by the Trustees.

ACQUIRING FUND SHARES IN EXCHANGE FOR SECURITIES. IBT, as escrow agent, will receive securities acceptable to Eaton Vance, as Administrator, in exchange for Class I shares at their net asset value as determined above. The minimum value of securities (or securities and cash) accepted for deposit is $5,000. Securities accepted will be sold by IBT as agent for the account of their owner on the day of their receipt by IBT or as soon thereafter as possible. The number of Class I shares to be issued in exchange for securities will be the aggregate proceeds from the sale of such securities, divided by the applicable net asset value per Class I share on the day such proceeds are received. Eaton Vance will use reasonable efforts to obtain the then current market price for such securities but does not guarantee the best available price. Eaton Vance will absorb any transaction costs, such as commissions, on the sale of the securities.

     Securities determined to be acceptable should be transferred via book entry or physically delivered, in proper form for transfer, through an Authorized Firm, together with a completed and signed Letter of Transmittal in approved form (available from Authorized Firms), as follows:

     IN THE CASE OF BOOK ENTRY:

        Deliver through Depository Trust Co.
        Broker #2212
        Investors Bank & Trust Company
        For A/C EV Marathon National Limited Maturity Tax Free Fund

     IN THE CASE OF PHYSICAL DELIVERY:

        Investors Bank & Trust Company
        Attention: EV Marathon National Limited Maturity Tax Free Fund Physical Securities Processing Settlement Area
        89 South Street
        Boston, MA 02111

     Investors who are contemplating an exchange of securities for shares of the Fund, or their representatives, are advised to contact Eaton Vance to determine whether the securities are acceptable before forwarding such securities to IBT. Eaton Vance reserves the right to reject any securities. Exchanging securities for Fund shares may create a taxable gain or loss. Each investor should consult his or her tax adviser with respect to the particular Federal, state and local tax consequences of exchanging securities for Fund shares.

IF YOU DON'T HAVE AN AUTHORIZED FIRM, EATON VANCE CAN RECOMMEND ONE.

HOW TO REDEEM FUND SHARES
--------------------------------------------------------------------------------

A SHAREHOLDER MAY REDEEM FUND SHARES BY DELIVERING TO THE SHAREHOLDER SERVICES GROUP, INC., BOS725, P.O. BOX 1559, BOSTON, MASSACHUSETTS 02104, during its business hours a written request for redemption in good order, plus any share certificates with executed stock powers. The redemption price will be based on the net asset value per Fund share next computed after such delivery. Good order means that all relevant documents must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed by a member of either the Securities Transfer Association's STAMP program or the New York Stock Exchange's Medallion Signature Program, or certain banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations as required by a regulation of the Securities and Exchange Commission and acceptable to The Shareholder Services Group, Inc. In addition, in some cases, good order may require the furnishing of additional documents such as where shares are registered in the name of a corporation, partnership or fiduciary.

     Within seven days after receipt of a redemption request in good order by The Shareholder Services Group, Inc., the Fund will make payment in cash for the net asset value of the shares as of the date determined above, reduced by the amount of any applicable contingent deferred sales charges (described below) imposed on Class I shares and any Federal income tax required to be withheld. Although the Fund normally expects to make payment in cash for redeemed shares, the Trust, subject to compliance with applicable regulations, has reserved the right to pay the redemption price of shares of the Fund, either totally or partially, by a distribution in kind of readily marketable securities withdrawn by the Fund from the Portfolio. The securities so distributed would be valued pursuant to the Portfolio's valuation procedures. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

     To sell shares at their net asset value through an Authorized Firm (a repurchase), a shareholder can place a repurchase order with the Authorized Firm, which may charge a fee. The value of such shares is based upon the net asset value calculated after EVD, as the Fund's agent, receives the order. It is the Authorized Firm's responsibility to transmit promptly repurchase orders to EVD. Throughout this Prospectus, the word "redemption" is generally meant to include a repurchase.

     If shares were recently purchased, the proceeds of a redemption (or repurchase) will not be sent until the check (including a certified or cashier's check) received for the shares purchased has cleared. Payment for shares tendered for redemption may be delayed up to 15 days from the purchase date when the purchase check has not yet cleared. Redemptions or repurchases may result in a taxable gain or loss.

     Due to the high cost of maintaining small accounts, the Fund reserves the right to redeem accounts with balances of less than $1,000. Prior to such a redemption, shareholders will be given 60 days' written notice to make an additional purchase. Thus, an investor making an initial investment of $1,000 would not be able to redeem shares without being subject to this policy. However, no such redemption would be required if the cause of the low account balance was a reduction in the net asset value of Fund shares. No contingent deferred sales charge will be imposed with respect to such involuntary redemptions of Class I shares.

CONTINGENT DEFERRED SALES CHARGE. Class I shares redeemed within the first four years of their purchase (except shares acquired through the reinvestment of distributions) generally will be subject to a contingent deferred sales charge. This contingent deferred sales charge is imposed on any redemption the amount of which exceeds the aggregate value at the time of redemption of (a) all Class I shares in the account purchased more than four years prior to the redemption,
(b) all Class I shares in the account acquired through reinvestment of distributions, and (c) the increase, if any, in the value of all other shares in the account (namely those purchased within the four years preceding the redemption) over the purchase price of such shares. Redemptions are processed in a manner to maximize the amount of redemption proceeds which will not be subject to a contingent deferred sales charge. That is, each redemption will be assumed to have been made first from the exempt amounts referred to in clauses (a), (b) and (c) above, and second through liquidation of those shares in the account referred to in clause (c) on a first-in-first-out basis. Any contingent deferred sales charge which is required to be imposed on share redemptions will be made in accordance with the following schedule:

                             YEAR OF                     CONTINGENT
                            REDEMPTION                 DEFERRED SALES
                          AFTER PURCHASE                   CHARGE
                    --------------------------         ---------------
                    First.....................               3.0%
                    Second....................               2.5%
                    Third.....................               2.0%
                    Fourth....................               1.0%
                    Fifth and following.......               0.0%

     In calculating the contingent deferred sales charge upon the redemption of Class I shares acquired in an exchange of shares of a fund currently listed under "The Eaton Vance Exchange Privilege", the contingent deferred sales charge schedule applicable to the shares at the time of purchase will apply and the purchase of Class I shares acquired in the exchange is deemed to have occurred at the time of the original purchase of the exchanged shares. The contingent deferred sales charge applicable to Class I shares will be waived for shares redeemed (1) pursuant to a Withdrawal Plan (see "Eaton Vance Shareholder Services"), (2) as part of a required distribution from a tax-sheltered retirement plan or (3) following the death of all beneficial owners of such shares, provided the redemption is requested within one year of death (a death certificate and other applicable documents may be required).

     Redemption requests placed by shareholders who own both Class I and Class II shares of the Fund will be satisfied first by redeeming the shareholder's Class II shares, unless the shareholder has made a specific election to redeem Class I shares.

     No contingent deferred sales charge will be imposed on Class II shares of the Fund. No contingent deferred sales charge will be imposed on Fund shares which have been sold to Eaton Vance or its affiliates, or to their respective employees or clients. The contingent deferred sales charge will be paid to the Principal Underwriter or the Fund.

THE FOLLOWING EXAMPLE ILLUSTRATES THE OPERATION OF THE CONTINGENT DEFERRED SALES CHARGE. ASSUME THAT AN INVESTOR PURCHASES $10,000 OF THE FUND'S CLASS I SHARES AND THAT 16 MONTHS LATER THE VALUE OF THE ACCOUNT HAS GROWN THROUGH INVESTMENT PERFORMANCE AND REINVESTMENT OF DIVIDENDS TO $12,000. THE INVESTOR THEN MAY REDEEM UP TO $2,000 OF CLASS I SHARES WITHOUT INCURRING A CONTINGENT DEFERRED SALES CHARGE. IF THE INVESTOR SHOULD REDEEM $3,000 OF CLASS I SHARES, A CHARGE WOULD BE IMPOSED ON $1,000 OF THE REDEMPTION. THE RATE WOULD BE 2.5% BECAUSE THE REDEMPTION WAS MADE IN THE SECOND YEAR AFTER THE PURCHASE WAS MADE AND THE CHARGE WOULD BE $25.

REPORTS TO SHAREHOLDERS
--------------------------------------------------------------------------------

THE FUND WILL ISSUE TO ITS SHAREHOLDERS SEMI-ANNUAL AND ANNUAL REPORTS CONTAINING FINANCIAL STATEMENTS. Financial statements included in annual reports are audited by the Fund's independent certified public accountants. Shortly after the end of each calendar year, the Fund will furnish all shareholders with information necessary for preparing Federal and state tax returns.

THE LIFETIME INVESTING ACCOUNT/DISTRIBUTION OPTIONS
--------------------------------------------------------------------------------

AFTER AN INVESTOR MAKES AN INITIAL PURCHASE OF FUND SHARES, THE FUND'S TRANSFER AGENT, THE SHAREHOLDER SERVICES GROUP, INC., WILL SET UP A LIFETIME INVESTING ACCOUNT FOR THE INVESTOR ON THE FUND'S RECORDS. This account is a complete record of all transactions between the investor and the Fund which at all times shows the balance and Class of shares owned. The Fund will not issue share certificates except upon request.

     At least quarterly, shareholders will receive a statement showing complete details of any transaction and the current balance and Class of shares in the account. THE LIFETIME INVESTING ACCOUNT ALSO PERMITS A SHAREHOLDER TO MAKE ADDITIONAL INVESTMENTS IN SHARES BY SENDING A CHECK FOR $50 OR MORE to The Shareholder Services Group, Inc.

     Any questions concerning a shareholder's account or services available may be directed by telephone to EATON VANCE SHAREHOLDER SERVICES at 800-225-6265, extension 2, or in writing to The Shareholder Services Group, Inc., BOS725, P.O. Box 1559, Boston, MA 02104 (please provide the name of the shareholder, the Fund and the account number).

     THE FOLLOWING DISTRIBUTION OPTIONS WILL BE AVAILABLE TO ALL LIFETIME INVESTING ACCOUNTS and may be changed as often as desired by written notice to the Fund's dividend disbursing agent, The Shareholder Services Group, Inc., BOS725, P.O. Box 1559, Boston, MA 02104. The currently effective option will appear on each account statement.

     Share Option -- Dividends and capital gains will be reinvested in additional shares of the same Class.

     Income Option -- Dividends will be paid in cash, and capital gains will be reinvested in additional shares of the same Class.

     Cash Option -- Dividends and capital gains will be paid in cash.

     The Share Option will be assigned if no other option is specified. Distributions, including those reinvested, will be reduced by any withholding required under Federal income tax laws.

     If the Income Option or Cash Option has been selected, dividend and/or capital gains distribution checks which are returned by the United States Postal Service as not deliverable or which remain uncashed for six months or more will be reinvested in the account in the same Class of shares at the then current net asset value. Furthermore, the distribution option on the account will be automatically changed to the Share Option until such time as the shareholder selects a different option.

     DISTRIBUTION INVESTMENT OPTION. In addition to the distribution options set forth above, dividends and/or capital gains may be invested in additional shares of another Eaton Vance fund. Before selecting this option, a shareholder should obtain a prospectus of the other Eaton Vance fund and consider its objectives and policies carefully.

     "STREET NAME" ACCOUNTS. If shares of the Fund are held in a "street name" account with an Authorized Firm, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner's account will be performed by the Authorized Firm, and not by the Fund and its Transfer Agent. Since the Fund will have no record of the beneficial owner's transactions, a beneficial owner should contact the Authorized Firm to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account, or to obtain information about the account. The transfer of shares in a "street name" account to an account with another dealer or to an account directly with the Fund involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the Authorized Firm. Before establishing a "street name" account with an investment firm, or transferring the account to another investment firm, an investor wishing to reinvest distributions should determine whether the firm which will hold the shares allows reinvestment of distributions in "street name" accounts.

UNDER A LIFETIME INVESTING ACCOUNT A SHAREHOLDER CAN MAKE ADDITIONAL INVESTMENTS IN SHARES OF THE FUND BY SENDING A CHECK FOR $50 OR MORE.

THE EATON VANCE EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------

     Shares of the Fund currently may be exchanged for shares of one or more other funds in the Eaton Vance Marathon Group of Funds (which includes Eaton Vance Equity-Income Trust and any EV Marathon fund) or Eaton Vance Money Market Fund, which are distributed subject to a contingent deferred sales charge. Shares of the Fund also may be exchanged for shares of Eaton Vance Prime Rate Reserves, which are subject to an early withdrawal charge. Any such exchange will be made on the basis of the net asset value per share of each fund at the time of the exchange, provided that such exchange offers are available only in states where shares of the fund being acquired may be legally sold.

     Each exchange must involve shares which have a net asset value of at least $1,000. The exchange privilege may be changed or discontinued without penalty. Shareholders will be given sixty (60) days' notice prior to any termination or material amendment of the exchange privilege. The Fund does not permit the exchange privilege to be used for "Market Timing" and may terminate the exchange privilege for any shareholder account engaged in Market Timing activity. Any shareholder account for which more than two round-trip exchanges are made within any twelve month period will be deemed to be engaged in Market Timing. Furthermore, a group of unrelated accounts for which exchanges are entered contemporaneously by a financial intermediary will be considered to be engaged in Market Timing.

     The Shareholder Services Group, Inc. makes exchanges at the next determined net asset value after receiving an exchange request in good order (see "How to Redeem Fund Shares"). Consult The Shareholder Services Group, Inc. for additional information concerning the exchange privilege. Applications and prospectuses of other funds are available from Authorized Firms or the Principal Underwriter. The prospectus for each fund describes its investment objectives and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange.

     No contingent deferred sales charge is imposed on exchanges. For purposes of calculating the contingent deferred sales charge upon the redemption of Class I shares acquired in an exchange, the contingent deferred sales charge or early withdrawal charge schedule applicable to the shares at the time of purchase will apply and the purchase of Class I shares acquired in one or more exchanges is deemed to have occurred at the time of the original purchase of the exchanged shares. For the contingent deferred sales charge or early withdrawal charge schedule applicable to Class I shares of the Fund and the other EV Marathon Limited Maturity Tax Free Funds, and to shares of EV Marathon Strategic Income Fund and Eaton Vance Prime Rate Reserves, see "How to Redeem Fund Shares". The contingent deferred sales charge schedule applicable to the other funds in the Eaton Vance Marathon Group of Funds is 5%, 5%, 4%, 3%, 2% or 1% in the event of a redemption occurring in the first, second, third, fourth, fifth or sixth year, respectively, after the original share purchase.

     Shares of the other funds in the Eaton Vance Marathon Group of Funds and shares of Eaton Vance Money Market Fund may be exchanged for Class I shares of the Fund on the basis of the net asset value per share of each fund at the time of the exchange, but subject to any restrictions or qualifications set forth in the current prospectus of any such fund.

     Telephone exchanges are accepted by The Shareholder Services Group, Inc. provided that the investor has not disclaimed in writing the use of the privilege. To effect such exchanges, call The Shareholder Services Group, Inc. at 800-262-1122 or, within Massachusetts, 617-573-9403, Monday through Friday, 9:00 a.m. to 4:00 p.m. (Eastern Standard Time). Shares acquired by telephone exchange must be registered in the same name(s) and with the same address as the shares being exchanged. Neither the Fund, the Principal Underwriter nor The Shareholder Services Group, Inc. will be responsible for the authenticity of exchange instructions received by telephone, provided that reasonable procedures to confirm that instructions communicated are genuine have been followed. Telephone instructions will be tape recorded. In times of drastic economic or market changes, a telephone exchange may be difficult to implement. An exchange may result in a taxable gain or loss.

EATON VANCE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

THE FUND OFFERS THE FOLLOWING SERVICES WHICH ARE VOLUNTARY, INVOLVE NO EXTRA CHARGE, AND MAY BE CHANGED OR DISCONTINUED WITHOUT PENALTY AT ANY TIME. Full information on each of the services described below and an application, where required, are available from Authorized Firms or the Principal Underwriter. The cost of administering such services for the benefit of shareholders who participate in them is borne by the Fund as an expense to all shareholders.

INVEST-BY-MAIL -- FOR PERIODIC SHARE ACCUMULATION: Once the $1,000 minimum investment has been made, checks of $50 or more payable to the order of EV Marathon National Limited Maturity Tax Free Fund may be mailed directly to The Shareholder Services Group, Inc., BOS725, P.O. Box 1559, Boston, MA 02104 at any time -- whether or not distributions are reinvested. The name of the shareholder, the Fund, the Class of shares and the account number should accompany each investment.

BANK AUTOMATED INVESTING -- FOR REGULAR SHARE ACCUMULATION: Cash investments of $50 or more may be made automatically each month or quarter from a shareholder's bank account. The $1,000 minimum initial investment and small account redemption policy are waived for these accounts.

WITHDRAWAL PLAN: A shareholder may draw on shareholdings systematically with monthly or quarterly checks in an aggregate amount that does not exceed annually 12% of the account balance at the time the plan is established. Such amount will not be subject to a contingent deferred sales charge. See "How to Redeem Fund Shares". A minimum deposit of $5,000 in shares is required.

REINVESTMENT PRIVILEGE: A SHAREHOLDER WHO HAS REPURCHASED OR REDEEMED CLASS I SHARES MAY REINVEST, WITH CREDIT FOR ANY CONTINGENT DEFERRED SALES CHARGES PAID ON THE REPURCHASED OR REDEEMED CLASS I SHARES, ANY PORTION OR ALL OF THE REPURCHASE OR REDEMPTION PROCEEDS (PLUS THAT AMOUNT NECESSARY TO ACQUIRE A FRACTIONAL SHARE TO ROUND OFF THE PURCHASE TO THE NEAREST FULL SHARE) IN CLASS I SHARES OF THE FUND, provided that the reinvestment is effected within 60 days after such repurchase or redemption, and the privilege has not been used more than once in the prior 12 months. Class I shares are sold to a reinvesting shareholder at the next determined net asset value following timely receipt of a written purchase order by the Principal Underwriter or by the Fund (or by the Fund's Transfer Agent). To the extent that any Class I shares are sold at a loss and the proceeds are reinvested in Class I shares of the Fund (or other Class I shares of the Fund are acquired within the period beginning 30 days before and ending 30 days after the date of the redemption) some or all of the loss generally will not be allowed as a tax deduction. Shareholders should consult their tax advisers concerning the tax consequences of reinvestments.

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

SUBSTANTIALLY ALL OF THE INVESTMENT INCOME ALLOCATED TO THE FUND BY THE PORTFOLIO, LESS THE FUND'S DIRECT AND ALLOCATED EXPENSES, WILL BE DECLARED DAILY AS A DISTRIBUTION TO FUND SHAREHOLDERS OF RECORD AT THE TIME OF DECLARATION. Such distributions, whether taken in cash or reinvested in additional shares, will ordinarily be paid on the fifteenth day of each month or the next business day thereafter. The Fund anticipates that for tax purposes the entire distribution, whether paid in cash or reinvested in additional shares of the Fund, will constitute tax-exempt income to the Class I shareholders, except for the proportionate part of the distribution that may be considered taxable income if the Fund has taxable income during the calendar year. Shareholders reinvesting the monthly distribution should treat the amount of the entire distribution as the tax cost basis of the additional Class I shares acquired by reason of such reinvestment. Daily distribution crediting will commence on the day that collected funds for the purchase of Fund shares are available at the Transfer Agent. Shareholders will receive timely Federal income tax information as to the tax-exempt or taxable status of all distributions made by the Fund during the calendar year. The Fund's net realized capital gains, if any, consist of the net realized capital gains allocated to the Fund by the Portfolio for tax purposes, after taking into account any available capital loss carryovers; the Fund's net realized capital gains, if any, will be distributed at least once a year, usually in December.

     The Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), and to satisfy all requirements necessary to be relieved of Federal taxes on income and gains it distributes to shareholders. In satisfying these requirements, the Fund will treat itself as owning its proportionate share of each of the Portfolio's assets and as entitled to the income of the Portfolio properly attributable to such share.

AS A REGULATED INVESTMENT COMPANY UNDER THE CODE, THE FUND DOES NOT PAY FEDERAL INCOME OR EXCISE TAXES TO THE EXTENT THAT IT DISTRIBUTES TO SHAREHOLDERS ITS NET INVESTMENT INCOME AND NET REALIZED CAPITAL GAINS IN ACCORDANCE WITH THE TIMING REQUIREMENTS IMPOSED BY THE CODE. AS A PARTNERSHIP UNDER THE CODE, THE PORTFOLIO DOES NOT PAY FEDERAL INCOME OR EXCISE TAXES.

     Distributions of interest on certain municipal obligations constitute a tax preference item under the alternative minimum tax provisions applicable to individuals and corporations (see page 5). Distributions of taxable income (including a portion of any original issue discount with respect to certain stripped municipal obligations and stripped coupons and accretion of certain market discount) and net short-term capital gains will be taxable to shareholders as ordinary income. Distributions of long-term capital gains are taxable to shareholders as such for Federal income tax purposes, regardless of the length of time Fund shares have been owned by the shareholder. Distributions are taxed in the manner described above whether paid in cash or reinvested in additional shares of the Fund.

     Tax-exempt distributions received from the Fund are includable in the tax base for determining the taxability of social security and railroad retirement benefits.

     Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund is not deductible to the extent it is deemed related to the Fund's distribution of tax-exempt interest. Further, entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development or private activity bonds should consult their tax advisers before purchasing shares of the Fund. "Substantial user" is defined in applicable Treasury regulations to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of industrial development bonds and would likely be interpreted to include private activity bonds issued to finance similar facilities.

     Shareholders should consult their own tax advisers with respect to the state, local and foreign tax consequences of investing in the Fund.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

FROM TIME TO TIME, THE FUND MAY ADVERTISE THE YIELD AND/OR AVERAGE ANNUAL TOTAL RETURN OF CLASS I SHARES. The current yield of the Fund's Class I shares is calculated by dividing the net investment income per share earned during a recent 30 day period by the maximum offering price per share (net asset value) on the last day of the period and annualizing the resulting figure. A taxable-equivalent yield is computed by using the tax-exempt yield figure and dividing by one minus the tax rate. The Fund's average annual total return of the Fund's Class I shares is determined by computing the average annual percentage change in value of $1,000 invested in Class I shares at the maximum public offering price (net asset value) for specified periods ending with the most recent calendar quarter, assuming reinvestment of all distributions. The average annual total return calculation assumes a complete redemption of the investment and the deduction of any applicable contingent deferred sales charge for Class I shares at the end of the period. The Fund may publish annual and cumulative total return figures for Class I shares from time to time.

     The Fund may also publish the distribution rate and/or the effective distribution rate for Class I shares. The distribution rate of Class I shares is computed by dividing the most recent monthly distribution per share annualized, by the current maximum offering price per share (net asset value). The effective distribution rate of Class I shares is computed by dividing the distribution rate by the ratio used to annualize the most recent monthly distribution and reinvesting the resulting amount for a full year on the basis of such ratio. The effective distribution rate will be higher than the distribution rate because of the compounding effect of the assumed reinvestment. Investors should note that the yield on Class I shares is calculated using a standardized formula the income component of which is computed from the yields to maturity of all debt obligations held by the Portfolio based on prescribed methods (with all purchases and sales of securities during such period included in the income calculation on a settlement date basis), whereas the distribution rate on Class I shares is based on the Fund's last monthly distribution which tends to be relatively stable and may be more or less than the amount of net investment income and short-term capital gain actually earned by the Fund during the month.


     The Fund may also publish total return figures which do not take into account any contingent deferred sales charge which may be imposed upon redemptions at the end of the specified period. Any performance figure which does not take into account the contingent deferred sales charge would be reduced to the extent such charge is imposed upon a redemption.


     Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's yield, total return, distribution rate or effective distribution rate for any prior period should not be considered a representation of what an investment may earn or what the Fund's yield, total return, distribution rate or effective distribution rate may be in any future period.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

INVESTMENT ADVISER OF
NATIONAL LIMITED MATURITY
TAX FREE PORTFOLIO
Boston Management and Research
24 Federal Street
Boston, MA 02110

ADMINISTRATOR OF EV MARATHON
NATIONAL LIMITED MATURITY
TAX FREE FUND
Eaton Vance Management
24 Federal Street
Boston, MA 02110

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(800) 225-6265

CUSTODIAN
Investors Bank & Trust Company
24 Federal Street
Boston, MA 02110

TRANSFER AGENT
The Shareholder Services Group, Inc.
BOS725
P.O. Box 1559
Boston, MA 02104
(800) 262-1122

AUDITORS
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110

EV MARATHON
NATIONAL LIMITED MATURITY
TAX FREE FUND
24 FEDERAL STREET
BOSTON, MA 02110


M-LNAP



[LOGO]

EV MARATHON

NATIONAL

LIMITED MATURITY

TAX FREE

FUND


PROSPECTUS

AUGUST 1, 1995

              EV MARATHON NATIONAL LIMITED MATURITY MUNICIPALS FUND

         (FORMERLY EV MARATHON NATIONAL LIMITED MATURITY TAX FREE FUND)

                SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
                              DATED AUGUST 1, 1995



    1. THE FUND AND THE PORTFOLIO HAVE CHANGED THEIR NAMES TO "EV MARATHON NATIONAL LIMITED MATURITY MUNICIPALS FUND" AND "NATIONAL LIMITED MATURITY MUNICIPALS PORTFOLIO," RESPECTIVELY.

    2. THE FOLLOWING REPLACES THE FOURTH PARAGRAPH UNDER "INVESTMENT RESTRICTIONS":

        The Fund and the Portfolio have adopted the following investment policies which may be changed by the Trust with respect to the Fund without approval by the Fund's shareholders or by the Portfolio with respect to the Portfolio without approval by the Fund or its other investors. As a matter of nonfundamental policy, the Fund and the Portfolio will not: (a) engage in options, futures or forward transactions if more than 5% of its net assets, as measured by the aggregate of the premiums paid by the Fund or the Portfolio, would be so invested; (b) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 25% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time. (The Fund and the Portfolio will make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes); (c) invest more than 15% of net assets in investments which are not readily marketable, including restricted securities and repurchase agreements maturing in more than seven days. Restricted securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and commercial paper issued pursuant to Section 4(2) of said Act that the Board of Trustees of the Trust or the Portfolio, or its delegate, determines to be liquid; (d) purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust or the Portfolio or is a member, officer, director or trustee of any investment adviser of the Trust or the Portfolio, if after the purchase of the securities of such issuer by the Fund or the Portfolio one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities or both (all taken at market value) of such issuer and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities or both (all taken at market value); or
    (e) purchase oil, gas or other mineral leases or purchase partnership interests in oil, gas or other mineral exploration or development programs.

    3. THE FOLLOWING SUPPLEMENTS "INVESTMENT ADVISER AND ADMINISTRATOR" IN
PART I OF THE STATEMENT OF ADDITIONAL INFORMATION:

    Eaton Vance offers single-state tax-free portfolios in more states than any other sponsor of mutual funds. There are 30 long-term state portfolios, 5 national portfolios and 10 limited maturity portfolios. A staff of 32 is responsible for the day-to-day management of over 3,500 issues in 46 mutual fund portfolios. Assets managed by the municipal investment group are currently over $9.1 billion. Raymond E. Hender and William Ahern manage one or more of the Eaton Vance limited maturity municipal portfolios. Mr. Hender is a Vice President of Eaton Vance and BMR. He is widely regarded as a pioneer in the field of tax-exempt money management and was among the industry's first group of tax-exempt money managers. While at Fidelity Management & Research Company, he managed the first ever tax exempt limited term mutual fund and the first ever tax-exempt money market mutual fund. Mr. Hender holds a Bachelor of Science Degree from the Philadelphia College of Textiles and Science. Mr. Ahern is a Vice President of Eaton Vance and BMR. He is a Chartered Financial Analyst (CFA) and joined Eaton Vance in 1989 as an analyst in the fixed-income department. He graduated from Boston College in 1981 with a B.A. in Economics, and received his M.B.A. degree in Finance from Babson College in 1987. Mr. Ahern is a member of the Boston Security Analysts Society. For the identity of the Portfolio's portfolio manager, see the Prospectus.

    4. THE FOLLOWING SUPPLEMENTS "INVESTMENT PERFORMANCE" IN PART I OF THE FUND'S STATEMENT OF ADDITIONAL INFORMATION:

        From time to time the Fund may provide investors with information on municipal bond investing, which may include comparative performance information, charts and/or illustrations prepared by independent sources (such as Lipper Analytical Services). The Fund may also refer in investor publications to Tax Freedom Day, as computed by the Tax Foundation, Washington, DC 20005, to help illustrate the value of tax free investing, as well as other tax-related information.

    5. THE FOLLOWING IS ADDED TO "FINANCIAL STATEMENTS" IN THE PART I:

    The unaudited financial statements of the Fund and the Portfolio for the period ended September 30, 1995 are also incorporated by reference into the Statement of Additional Information and attached hereto.

    Registrant incorporates by reference the audited financial information of the Fund and the Portfolio for the fiscal year ended March 31, 1995 and the unaudited financial information of the Fund and the Portfolio for the period ended September 30, 1995 (Accession No. 0000950146-95-000249 and Accession No. 0000950146-95-000708, respectively.

    6. THE FOLLOWING REPLACES THE FIRST THREE PARAGRAPHS UNDER "PERFORMANCE INFORMATION" IN THE FUND'S PART II:

    The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the life of the Fund from May 22, 1992 through September 30, 1995, and for the one-year period ended September 30, 1995.

                                                     Value of        Value of
                                                    Investment      Investment
                                                      before           after           Total Return            Total Return
                                                   deducting the   deducting the     before deducting         after deducting
                                                    contingent      contingent    the contingent deferred the contingent deferred
                                                     deferred        deferred        sales charge             sales charge*
Investment             Investment    Amount of      sales charge    sales charge* ----------------------  -----------------------
Period                 Date          Investment     on 9/30/95      on 9/30/95    Cumulative  Annualized  Cumulative   Annualized
---------------------  -----------   ------------   -----------     -----------   ----------  ----------  ----------   ----------
Life of the Fund       5/22/92       $1,000          $1,202.91       $1,192.91      20.29%      5.65%       19.29%       5.39%
1 Year Ended 9/30/95   9/30/94       $1,000          $1,066.32       $1,036.32       6.63%      6.63%        3.63%       3.63%

     Past performance is not indicative of future results.  Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.

-----------------
* No contingent deferred sales charge is imposed on certain redemptions.  See the Fund's current Prospectus.
-----------------

     For the thirty-day period ended September 30, 1995, the yield of the Fund was 3.67%. The yield required of a taxable security that would produce an after-tax yield equivalent to that earned by the Fund of 3.67% would be 5.32%, assuming a Federal tax rate of 31%.

     The Fund's distribution rate (calculated on September 30, 1995 and based on the Fund's monthly distribution paid September 15, 1995) was 4.01%, and the Fund's effective distribution rate (calculated on the same date and based on the same monthly distribution) was 4.09%.

    7. The date of the attached Statement of Additional Information is changed to April 26, 1996.


April 26, 1996

                                                     STATEMENT OF

                                                     ADDITIONAL INFORMATION
                                                     August 1, 1995

                          EV MARATHON NATIONAL LIMITED
                             MATURITY TAX FREE FUND
                               24 Federal Street
                          Boston, Massachusetts 02110
                                 (800) 225-6265

    This Statement of Additional Information consists of two parts. Part I provides general information about EV Marathon National Limited Maturity Tax Free Fund (the "Fund") and certain other series of Eaton Vance Investment Trust (the "Trust"). As described in the Prospectus, the Fund invests its assets in National Limited Maturity Tax Free Portfolio (the "Portfolio"), a separate registered investment company with the same investment objective and policies as the Fund. Part II provides information solely about the Fund and the Portfolio. Where appropriate, Part I includes cross-references to the relevant sections of
Part II.

                               TABLE OF CONTENTS                                                      Page
                                     PART I


Additional Information about Investment Policies..............................................           2
Investment Restrictions.......................................................................           8
Trustees and Officers.........................................................................           9
Investment Adviser and Administrator..........................................................          11
Custodian.....................................................................................          13
Service for Withdrawal........................................................................          13
Determination of Net Asset Value..............................................................          13
Investment Performance........................................................................          14
Taxes.........................................................................................          17
Portfolio Security Transactions...............................................................          19
Other Information.............................................................................          21
Independent Certified Public Accountants......................................................          22
Financial Statements..........................................................................          22
Appendix......................................................................................          23
                                     PART II
Fees and Expenses.............................................................................         a-1
Principal Underwriter.........................................................................         a-2
Distribution Plan.............................................................................         a-2
Performance Information.......................................................................         a-4
Control Persons and Principal Holders of Securities...........................................         a-6
Tax Equivalent Yield Table....................................................................         a-7


    THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE FUND'S PROSPECTUS DATED AUGUST 1, 1995, AS SUPPLEMENTED FROM TIME TO TIME. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING EATON VANCE DISTRIBUTORS, INC. (THE "PRINCIPAL UNDERWRITER") (SEE BACK COVER FOR ADDRESS AND PHONE NUMBER).

                      STATEMENT OF ADDITIONAL INFORMATION

                                     PART I


    This Part I provides information about the Fund, certain other series of the Trust and the Portfolio. Capitalized terms used in this Statement of Additional Information and not otherwise defined have the meanings given them in the Fund's Prospectus. The Fund is subject to the same investment policies as those of the Portfolio. The Fund currently seeks to achieve its objective by investing in the Portfolio.


                ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES

MUNICIPAL OBLIGATIONS

    Municipal obligations are issued to obtain funds for various public and private purposes. Such obligations include bonds as well as tax-exempt commercial paper, project notes and municipal notes such as tax, revenue and bond anticipation notes of short maturity, generally less than three years. In general, there are three categories of municipal obligations, the interest on which is exempt from Federal income tax and is not a tax preference item for purposes of the Federal alternative minimum tax: (i) certain "public purpose" obligations (whenever issued), which include obligations issued directly by state and local governments or their agencies to fulfill essential governmental functions; (ii) certain obligations issued before August 8, 1986 for the benefit of non-governmental persons or entities; and (iii) certain "private activity bonds" issued after August 7, 1986 which include "qualified Section 501(c)(3) bonds" or refundings of certain obligations included in the second category. In assessing the Federal income tax treatment of interest on any municipal obligation, the Portfolio will generally rely on an opinion of the issuer's counsel (when available) and will not undertake any independent verification of the basis for the opinion. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds.

    Interest on certain "private activity bonds" issued after August 7, 1986 is exempt from regular Federal income tax but such interest (including a distribution by the Fund derived from such interest) is treated as a tax preference item which could subject the recipient to or increase the recipient's liability for the Federal alternative minimum tax. For corporate shareholders, the Fund's distributions derived from interest on all municipal obligations (whenever issued) is included in "adjusted current earnings" for purposes of the Federal alternative minimum tax as applied to corporations (to the extent not already included in alternative minimum taxable income attributable to private activity bonds).

    Market discount on long-term tax-exempt municipal obligations (i.e., obligations with a term of more than one year) purchased in the secondary market after April 30, 1993 is taxable as ordinary income. A long-term debt obligation is generally treated as acquired at a market discount if the secondary market purchase price is less than (i) the stated principal amount payable at maturity, in the case of an obligation that does not have original issue discount or (ii) in the case of an obligation that does have original issue discount, the sum of the issue price and any original issue discount that accrued before the obligation was purchased, subject to a de minimus amount.

    Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of general obligation bonds is the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate and amount.

    The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water, sewer and solid waste disposal systems; highways, bridges and tunnels; port, airport and parking facilities; transportation systems; housing facilities, colleges and universities and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without legal obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are normally secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations. Such payments are usually subject to annual appropriations by the state or locality.

    Industrial development and pollution control bonds are in most cases revenue bonds and are generally not secured by the taxing power of the municipality, but are usually secured by the revenues derived by the authority from payments of the industrial user or users.

    The Portfolio may on occasion acquire revenue bonds which carry warrants or similar rights covering equity securities. Such warrants or rights may be held indefinitely, but if exercised, the Portfolio anticipates that it would, under normal circumstances, dispose of any equity securities so acquired within a reasonable period of time.

    While most municipal bonds pay a fixed rate of interest semi-annually in cash, there are exceptions. Some bonds pay no periodic cash interest, but rather make a single payment at maturity representing both principal and interest. Bonds may be issued or subsequently offered with interest coupons materially greater or less than those then prevailing, with price adjustments reflecting such deviation.

    The obligations of any person or entity to pay the principal of and interest on a municipal obligation are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of any person or entity to pay when due principal of and interest on a municipal obligation may be materially affected. There have been recent instances of defaults and bankruptcies involving municipal obligations which were not foreseen by the financial and investment communities. The Portfolio will take whatever action it considers appropriate in the event of anticipated financial difficulties, default or bankruptcy of either the issuer of any municipal obligation or of the underlying source of funds for debt service. Such action may include retaining the services of various persons or firms (including affiliates of Boston Management and Research (the"Investment Adviser")) to evaluate or protect any real estate, facilities or other assets securing any such obligation or acquired by the Portfolio as a result of any such event, and the Portfolio may also manage (or engage other persons to manage) or otherwise deal with any real estate, facilities or other assets so acquired. The Portfolio anticipates that real estate consulting and management services may be required with respect to properties securing various municipal obligations in its portfolio or subsequently acquired by the Portfolio. The Portfolio will incur additional expenditures in taking protective action with respect to portfolio obligations in default and assets securing such obligations.

    The yields on municipal obligations are dependent on a variety of factors, including purposes of issue and source of funds for repayment, general money market conditions, general conditions of the municipal bond market, size of a particular offering, maturity of the obligation and rating of the issue. The ratings of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P") and Fitch Investors Service, Inc. ("Fitch") represent their opinions as to the quality of the municipal obligations which they undertake to rate. It should be emphasized, however, that ratings are based on judgment and are not absolute standards of quality. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. In addition, the market price of municipal obligations will normally fluctuate with changes in interest rates, and therefore the net asset value of the Portfolio will be affected by such changes.

RISKS OF CONCENTRATION

Obligations of Particular Types of Issuers. The Portfolio may invest 25% or more of its total assets in municipal obligations whose issuers are located in the same state or in municipal obligations of the same type. There could be economic, business or political developments which might affect all municipal obligations of a similar type. In particular, investments in the industrial revenue bonds listed above might involve without limitation the following risks.

    Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. Among the influences affecting a hospital's gross receipts and net income available to service its debt are demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding and possible Federal legislation limiting the rates of increase of hospital charges.

    Electric utilities face problems in financing large construction programs in an inflationary period, cost increases and delay occasioned by safety and environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices and in achieving timely and adequate rate relief from regulatory commissions, effects of energy conservation and limitations on the capacity of the capital market to absorb utility debt.

    Pollution control and other industrial development bonds are issued by state and local agencies to finance various projects, including those of domestic steel producers, and may be backed solely by agreements with such companies. Domestic steel companies are expected to suffer the consequences of such adverse trends as high labor costs, high foreign imports encouraged by foreign productivity increases and a strong U.S. dollar, and other cost pressures such as those imposed by anti-pollution legislation. Domestic steel capacity is being reduced currently by large-scale plant closings and this period of rationalization may not end until further legislative protection is provided through tariff price supports or mandatory import quotas, such as those recently enacted for certain specialty steel products.

    Life care facilities are an alternative form of long-term housing for the elderly which offer residents the independence of a condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Since the bonds are normally secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues sufficient to meet debt service payments. Moreover, since a portion of housing, medical care and other services may be financed by an initial deposit, it is important that the facility maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures is an important factor in this process. The facilities may also be affected adversely by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector.

MUNICIPAL LEASES

    The Portfolio may invest in municipal leases and participations therein, which arrangements frequently involve special risks. Municipal leases are obligations in the form of a lease or installment purchase arrangement which is issued by state or local governments to acquire equipment and facilities. Interest income from such obligations is generally exempt from local and state taxes in the state of issuance. "Participations" in such leases are undivided interests in a portion of the total obligation. Participations entitle their holders to receive a pro rata share of all payments under the lease. A trustee is usually responsible for administering the terms of the participation and enforcing the participants' rights in the underlying lease. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased equipment without meeting the constitutional and statutory requirements for the issuance of debt. State debt-issuance limitations are deemed to be inapplicable to these arrangements because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Such arrangements are, therefore, subject to the risk that the governmental issuer will not appropriate funds for lease payments.

    Certain municipal lease obligations owned by the Portfolio may be deemed illiquid for the purpose of the Portfolio's 15% limitation on investments in illiquid securities, unless determined by the Investment Adviser, pursuant to guidelines adopted by the Trustees of the Portfolio, to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations, the Investment Adviser will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades and quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Investment Adviser will consider factors unique to particular lease obligations affecting the marketability thereof. These include the general creditworthiness of the municipality, the importance of the property covered by the lease to the municipality, and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Portfolio. In the event the Portfolio acquires an unrated municipal lease obligation, the Investment Adviser will be responsible for determining the credit quality of such obligation on an on-going basis, including an assessment of the likelihood that the lease may or may not be cancelled.

ZERO COUPON BONDS

    Zero coupon bonds are debt obligations which do not require the periodic payment of interest and are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon bonds benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash.

INSURANCE

    Insured municipal obligations held by the Portfolio (if any) will be insured as to their scheduled payment of principal and interest under either (i) an insurance policy obtained by the issuer or underwriter of the obligation at the time of its original issuance or (ii) an insurance policy obtained by the Portfolio or a third party subsequent to the obligation's original issuance (which may not be reflected in the obligation's market value). In either event, such insurance may provide that in the event of non-payment of interest or principal when due with respect to an insured obligation, the insurer is not required to make such payment until a specified time has lapsed (which may be 30 days or more after notice).

CREDIT QUALITY

    The Portfolio is dependent on the Investment Adviser's judgment, analysis and experience in evaluating the quality of municipal obligations. In evaluating the credit quality of a particular issue, whether rated or unrated, the Investment Adviser will normally take into consideration, among other things, the financial resources of the issuer (or, as appropriate, of the underlying source of funds for debt service), its sensitivity to economic conditions and trends, any operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters. The Investment Adviser will attempt to reduce the risks of investing in the lowest investment grade, below investment grade and comparable unrated obligations through active portfolio management, credit analysis and attention to current developments and trends in the economy and the financial markets.

    See "Portfolio of Investments" in the "Financial Statements" incorporated by reference into this Statement of Additional Information with respect to any defaulted obligations held by the Portfolio.


SECURITIES LENDING


    The Portfolio may seek to increase its income by lending portfolio securities to broker-dealers or other institutional borrowers. Under present regulatory policies of the Securities and Exchange Commission (the "Commission"), such loans are required to be secured continuously by collateral in cash, cash equivalents or U.S. Government securities held by the Portfolio's custodian and maintained on a current basis at an amount at least equal to the market value of the securities loaned, which will be marked to market daily. Cash equivalents include short-term municipal obligations as well as taxable certificates of deposit, commercial paper and other short-term money market instruments. The Portfolio would have the right to call a loan and obtain the securities loaned at any time on up to five business days' notice. During the existence of a loan, the Portfolio will continue to receive the equivalent of the interest paid by the issuer on the securities loaned and will also receive a fee, or all or a portion of the interest on investment of the collateral, if any. However, the Portfolio may pay lending fees to such borrowers. The Portfolio would not have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. However, the loans will be made only to organizations deemed by the Portfolio's management to be of good standing and when, in the judgment of the Portfolio's management, the consideration which can be earned from securities loans of this type justifies the attendant risk. Distributions by the Fund of any income realized by the Portfolio from securities loans will be taxable. If the management of the Portfolio decides to make securities loans, it is intended that the value of the securities loaned would not exceed 30% of the Portfolio's total assets. The Portfolio has no present intention of engaging in securities lending.

WHEN-ISSUED SECURITIES

    New issues of municipal obligations are sometimes offered on a "when-issued" basis, that is, delivery and payment for the securities normally taking place within a specified number of days after the date of the Portfolio's commitment and are subject to certain conditions such as the issuance of satisfactory legal opinions. The Portfolio may also purchase securities on a when-issued basis pursuant to refunding contracts in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts generally require the issuer to sell and the Portfolio to buy such securities on a settlement date that could be several months or several years in the future.

    The Portfolio will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but may sell such securities before the settlement date if it is deemed advisable as a matter of investment strategy. The payment obligation and the interest rate that will be received on the securities are fixed at the time the Portfolio enters into the purchase commitment. The Portfolio's custodian will segregate cash or high grade liquid debt securities in a separate account of the Portfolio in an amount at least equal to the when-issued commitments. If the value of the securities placed in the separate account declines, additional cash or high grade liquid debt securities will be placed in the account on a daily basis so that the value of the account will at least equal the amount of the Portfolio's when-issued commitments. When the Portfolio commits to purchase a security on a when-issued basis it records the transaction and reflects the value of the security in determining its net asset value. Securities purchased on a when-issued basis and the securities held by the Portfolio are subject to changes in value based upon the perception of the creditworthiness of the issuer and changes in the level of interest rates (i.e. appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent that the Portfolio remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be greater fluctuations in the Portfolio's net asset value than if it solely set aside cash to pay for when-issued securities.

FLOATING OR VARIABLE RATE OBLIGATIONS

    The Portfolio may purchase floating or variable rate obligations. Floating or variable rate instruments provide for adjustments in the interest rate at specified intervals (weekly, monthly, semi-annually, etc.). The revised rates are usually set at the issuer's discretion, in which case the investor normally enjoys the right to "put" the security back to the issuer or his agent. Rate revisions may alternatively be determined by formula or in some other contractual fashion. Floating or variable rate obligations normally provide that the holder can demand payment of the obligation on short notice at par with accrued interest and which are frequently secured by letters of credit or other credit support arrangements provided by banks. To the extent that such letters of credit or other arrangements constitute an unconditional guarantee of the issuer's obligations, the banks may be treated as the issuer of a security for the purpose of complying with the diversification requirements set forth in
Section 5(b) of the Investment Company Act of 1940 and Rule 5b-2 thereunder. The Portfolio would anticipate using these obligations as cash equivalents pending longer term investment of its funds.

REDEMPTION, DEMAND AND PUT FEATURES

    Most municipal bonds have a fixed final maturity date. However, it is commonplace for the issuer to reserve the right to call the bond earlier. Also, some bonds may have "put" or "demand" features that allow early redemption by the bondholder. Interest income generated by certain bonds having demand features may not qualify as tax-exempt interest. Longer term fixed-rate bonds may give the holder a right to request redemption at certain times (often annually after the lapse of an intermediate term). These bonds are more defensive than conventional long term bonds (protecting to some degree against a rise in interest rates) while providing greater opportunity than comparable intermediate term bonds, because the Portfolio may retain the bond if interest rates decline. By acquiring these kinds of obligations the Portfolio obtains the contractual right to require the issuer of the security or some other person (other than a broker or dealer) to purchase the security at an agreed upon price, which right is contained in the obligation itself rather than in a separate agreement with the seller or some other person. Because this right is assignable with the security, which is readily marketable and valued in the customary manner, the Portfolio will not assign any separate value to such right.

LIQUIDITY AND PROTECTIVE PUT OPTIONS

    The Portfolio may also enter into a separate agreement with the seller of the security or some other person granting the Portfolio the right to put the security to the seller thereof or the other person at an agreed upon price. The Portfolio intends to limit this type of transaction to institutions (such as banks or securities dealers) which the Investment Adviser believes present minimal credit risks and would engage in this type of transaction to facilitate portfolio liquidity or (if the seller so agrees) to hedge against rising interest rates. There is no assurance that this kind of put option will be available to the Portfolio or that selling institutions will be willing to permit the Portfolio to exercise a put to hedge against rising interest rates. A separate put option may not be marketable or otherwise assignable, and sale of the security to a third party or lapse of time with the put unexercised may terminate the right to exercise the put. The Portfolio does not expect to assign any value to any separate put option which may be acquired to facilitate portfolio liquidity inasmuch as the value (if any) of the put will be reflected in the value assigned to the associated security; any put acquired for hedging purposes would be valued in good faith under methods or procedures established by the Trustees of the Portfolio after consideration of all relevant factors, including its expiration date, the price volatility of the associated security, the difference between the market price of the associated security and the exercise price of the put, the creditworthiness of the issuer of the put and the market prices of comparable put options. Interest income generated by certain bonds having put features may not qualify as tax-exempt interest.

FUTURES CONTRACTS

    A change in the level of interest rates may affect the value of the securities held by the Portfolio (or of securities that the Portfolio expects to purchase). To hedge against changes in rates, the Portfolio may enter into (i) futures contracts for the purchase or sale of debt securities, (ii) futures contracts on securities indices and (iii) futures contracts on other financial instruments and indices. All futures contracts entered into by the Portfolio are traded on exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission ("CTFC") and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant exchange. The Portfolio may purchase and write call and put options on futures contracts which are traded on a United States or foreign exchange or board of trade.

    The Portfolio will engage in futures and related options transactions for bona fide hedging purposes as defined in or permitted by CFTC regulations. The Portfolio will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Portfolio or which it expects to purchase. The Portfolio's futures transactions will be entered into for traditional hedging purposes -- that is, futures contracts will be sold to protect against a decline in the price of securities that the Portfolio owns, or futures contracts will be purchased to protect the Portfolio against an increase in the price of securities it intends to purchase. As evidence of this hedging intent, the Portfolio expects that on 75% or more of the occasions on which it takes a long futures (or option) position (involving the purchase of futures contracts), the Portfolio will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures (or option) position is closed out. However, in particular cases, when it is economically advantageous for the Portfolio to do so, a long futures position may be terminated (or an option may expire) without the corresponding purchase of securities. The Portfolio will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code for maintaining the qualification of the Fund as a regulated investment company for Federal income tax purposes (see "Taxes").

    The Portfolio will be required, in connection with transactions in futures contracts and the writing of options on futures, to make margin deposits, which will be held by the Portfolio's custodian for the benefit of the futures commission merchant through whom the Portfolio engages in such futures and options transactions. Cash or liquid high grade debt securities required to be segregated in connection with a "long" futures position taken by the Portfolio will also be held by the custodian in a segregated account and will be marked to market daily.

SHORT-TERM OBLIGATIONS

    Although the Portfolio will normally attempt to invest substantially all of its assets in municipal obligations, the Portfolio may, under normal market conditions, invest up to 20% of its net assets in short-term obligations the interest on which is subject to Federal income tax, and/or Federal alternative minimum tax. Such short-term taxable obligations may include, but are not limited to, certificates of deposit, commercial paper, short-term notes and obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities. During periods of adverse market conditions, the Portfolio may temporarily invest more than 20% of its assets in such short-term taxable obligations, all of which will be high quality obligations.

SHORT-TERM TRADING

    The Portfolio may sell securities in anticipation of a market decline (a rise in interest rates) or purchase and later sell securities in anticipation of a market rise (a decline in interest rates). In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the Portfolio believes to be a temporary disparity in the normal yield relationship between the two securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of municipal obligations or changes in the investment objectives of investors. Such trading may be expected to increase the portfolio turnover rate, which may increase capital gains and the expenses incurred in connection with such trading. The Portfolio anticipates that its annual portfolio turnover rate will generally not exceed 100% (excluding turnover of securities having a maturity of one year or less).

PORTFOLIO TURNOVER

    The Portfolio cannot accurately predict its portfolio turnover rate, but it is anticipated that the annual turnover rate will generally not exceed 100% (excluding turnover of securities having a maturity of one year or less). A 100% annual turnover rate would occur, for example, if all the securities held by the Portfolio were replaced once in a period of one year. A high turnover rate (100% or more) necessarily involves greater expenses to the Portfolio. The Portfolio engages in portfolio trading (including short-term trading) if it believes that a transaction including all costs will help in achieving its investment objective.

                            INVESTMENT RESTRICTIONS


    The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, which as used in this Statement of Additional Information means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the shares are present or represented at the meeting or (b) more than 50% of the shares of the Fund. Accordingly, the Fund may not:


    (1) With respect to 75% of its total assets, invest more than 5% of its total assets, in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of a single issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies;

    (2) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin;

    (3) Borrow money or issue senior securities except as permitted by the Investment Company Act of 1940;

    (4) Underwrite or participate in the marketing of securities of others, except insofar as it may technically be deemed to be an underwriter in selling a portfolio security under circumstances which may require the registration of the same under the Securities Act of 1933;

    (5) Purchase or sell real estate (including limited partnership interests in real estate, but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest or deal in real estate or securities which are secured by real estate);

    (6) Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities; or

    (7) Make loans to any person except by (a) the acquisition of debt instruments and making portfolio investments, (b) entering into repurchase agreements or (c) lending portfolio securities.

    Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest all or part of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.

    The Portfolio has adopted substantially the same fundamental investment restrictions as the foregoing investment restrictions adopted by the Fund; such restrictions cannot be changed without the approval of a "majority of the outstanding voting securities" of the Portfolio, which as used in this Statement of Additional Information means the lesser of (a) 67% of the outstanding voting securities of the Portfolio present or represented by proxy at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented at the meeting or (b) more than 50% of the outstanding voting securities of the Portfolio. The term "voting securities" as used in this paragraph has the same meaning as in the Investment Company Act of 1940 (the "1940 Act"). Whenever the Trust is requested to vote on a change in the investment restrictions of the Portfolio (or the Portfolio's 80% investment policy with respect to municipal obligations described in the Fund's current Prospectus), the Trust will hold a meeting of Fund shareholders and will cast its vote as instructed by the shareholders.

    The Fund and the Portfolio have adopted the following investment policies which may be changed by the Trust with respect to the Fund without approval by the Fund's shareholders or by the Portfolio with respect to the Portfolio without approval by the Fund or its other investors. As a matter of nonfundamental policy, the Fund and the Portfolio will not: (a) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 25% of its net assets (taken at current value) is held as collateral for such sales at any one time. (The Fund and the Portfolio will make such sales only for the purpose of deferring realization of gain or loss for Federal income tax purposes); (b) purchase or retain in its portfolio securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust or the Portfolio, or is a member, officer, director or trustee of any investment adviser of the Trust or the Portfolio, if after the purchase of the securities of such issuer by the Fund or the Portfolio one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities or both (all taken at market value) of such issuer and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities or both (all taken at market value); (c) purchase oil, gas or other mineral leases or purchase partnership interests in oil, gas or other mineral exploration or development programs; (d) invest more than 5% of its total assets (taken at current value) in obligations where the payment of principal and interest thereon is the responsibility of a company (including predecessors) with less than three years operating history unless such obligations are rated at the time of purchase by a nationally recognized rating service except for debt obligations issued by or on behalf of states, territories and possessions of the United States, and the District of Columbia and their political subdivisions, agencies or instrumentalities; (e) invest more than 15% of net assets in investments which are not readily marketable, including restricted securities and repurchase agreements maturing in more than seven days. Restricted securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 that the Board of Trustees of the Trust or the Portfolio, or its delegate, determine to be liquid, based upon the trading markets for the specific security; (f) engage in options, futures or forward transactions if more than 5% of its net assets, as measured by the aggregate of the premiums paid by the Fund or the Portfolio, would be so invested; or (g) invest in warrants, valued at the lower of cost or market, exceeding 5% of the value of its net assets. Included within that amount, but not to exceed 2% of the value of its net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund or the Portfolio in units or attached to securities may be deemed to be without value. The Fund and the Portfolio may purchase put options on municipal obligations only if, after such purchase, not more than 5% of its net assets, as measured by the aggregate of the premiums paid for such options held by it, would be so invested. Neither the Fund nor the Portfolio intends to invest in reverse repurchase agreements during the current fiscal year.


    For purposes of the Portfolio's investment restrictions, the determination of the "issuer" of a municipal obligation which is not a general obligation bond will be made by the Portfolio's Investment Adviser on the basis of the characteristics of the obligation and other relevant factors, the most significant of which is the source of funds committed to meeting interest and principal payments of such obligation.

    In order to permit the sale of shares of the Fund in certain states, the Fund may make commitments more restrictive than the policies described above. Should the Fund determine that any such commitment is no longer in the best interest of the Fund and its shareholders, it will revoke the commitment by terminating sales of its shares in the state(s) involved.

                             TRUSTEES AND OFFICERS

    The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Unless otherwise noted, the business address of each Trustee and officer is 24 Federal Street, Boston, Massachusetts 02110, which is also the address of the Portfolio's investment adviser, Boston Management and Research ("BMR" or the "Investment Adviser"), a wholly-owned subsidiary of Eaton Vance Management ("Eaton Vance"); of Eaton Vance's parent, Eaton Vance Corp. ("EVC"); and of BMR's and Eaton Vance's trustee, Eaton Vance, Inc. ("EV"). Eaton Vance and EV are both wholly-owned subsidiaries of EVC. Those Trustees who are "interested persons" of the Trust, the Portfolio, BMR, Eaton Vance, EVC or EV, as defined in the 1940 Act, by virtue of their affiliation with any one or more of the Trust, the Portfolio, BMR, Eaton Vance, EVC or EV, are indicated by an asterisk(*).

                    TRUSTEES OF THE TRUST AND THE PORTFOLIO

DONALD R. DWIGHT (64), Trustee
President of Dwight Partners, Inc. (a corporate relations and communications company) founded in 1988; Chairman of the Board of Newspapers of New England, Inc., since 1983. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: Clover Mill Lane, Lyme, New Hampshire 03768

JAMES B. HAWKES (53), Trustee and Vice President*
Executive Vice President of BMR, Eaton Vance, EVC and EV, and a Director of EVC and EV. Director, Trustee and officer of various investment companies managed by Eaton Vance or BMR.

SAMUEL L. HAYES (60), III, Trustee
Jacob H. Schiff, Professor of Investment Banking, Harvard University Graduate
  School of Business Administration. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: Harvard University Graduate School of Business Administration, Soldiers
  Field Road, Boston, Massachusetts 02134

NORTON H. REAMER (59), Trustee
President and Director, United Asset Management Corporation, a holding company owning institutional investment management firms. Chairman, President and Director, The Regis Fund, Inc. (mutual fund). Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: One International Place, Boston, Massachusetts 02110

JOHN L. THORNDIKE (68), Trustee
Director, Fiduciary Company Incorporated. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: 175 Federal Street, Boston, Massachusetts 02110

JACK L. TREYNOR (65), Trustee
Investment Adviser and Consultant. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: 504 Via Almar, Palos Verdes Estates, California 90274

                    OFFICERS OF THE TRUST AND THE PORTFOLIO

THOMAS J. FETTER (51), President
Vice President of BMR, Eaton Vance and EV. Mr. Fetter was elected a Vice
  President of the Trust on December 17, 1990 and President of the Trust and the Portfolio on December 13, 1993. Officer of various investment companies managed by Eaton Vance or BMR.

RAYMOND E. HENDER (51), Vice President of the Portfolio
Vice President of BMR, Eaton Vance and EV and an employee of Eaton Vance since
  September 8, 1992. Senior Vice President, Bank of New England (1989-1992). Fidelity Management & Research Company -- Portfolio Manager (1977-1988). Officer of various investment companies managed by Eaton Vance or BMR. Mr. Hender was elected Vice President of the Portfolio on June 19, 1995.

ROBERT B. MACINTOSH (38), Vice President
Vice President of BMR since August 11, 1992 and of Eaton Vance and EV, and an employee of Eaton Vance since March 8, 1991. Fidelity Investments -- Portfolio Manager (1986-1991). Officer of various investment companies managed by Eaton Vance or BMR. Mr. MacIntosh was elected Vice President of the Trust and the Portfolio on March 22, 1993.

JAMES L. O'CONNOR (50), Treasurer
Vice President of BMR, Eaton Vance and EV. Officer of various other investment companies managed by Eaton Vance or BMR.

THOMAS OTIS (63), Secretary
Vice President and Secretary of BMR, Eaton Vance, EVC and EV. Officer of various investment companies managed by Eaton Vance or BMR.

JANET E. SANDERS (59), Assistant Secretary
Vice President of BMR, Eaton Vance and EV. Officer of various investment companies managed by Eaton Vance or BMR.

A. JOHN MURPHY (32), Assistant Secretary
Assistant Vice President of BMR, Eaton Vance and EV since March 1, 1994;
  employee of Eaton Vance since March 1993. State Regulations Supervisor, The Boston Company (1991-1993) and Registration Specialist, Fidelity Management & Research Co. (1986-1991). Officer of various investment companies managed by Eaton Vance or BMR. Mr. Murphy was elected Assistant Secretary on March 27, 1995.

ERIC G. WOODBURY (38), Assistant Secretary
Vice President of Eaton Vance since February 1993; formerly, associate at
  Dechert, Price & Rhoads and Gaston & Snow. Officer of various investment companies managed by Eaton Vance or BMR. Mr. Woodbury was elected Assistant Secretary on June 19, 1995.

    Messrs. Thorndike (Chairman), Hayes and Reamer are members of the Special Committee of the Board of Trustees of the Trust and of the Portfolio. The Special Committee's functions include a continuous review of the Trust's contractual relationship with the Administrator on behalf of the Fund and the Portfolio's contractual relationship with the Investment Adviser, making recommendations to the Trustees regarding the compensation of those Trustees who are not members of the Eaton Vance organization, and making recommendations to the Trustees regarding candidates to fill vacancies, as and when they occur, in the ranks of those Trustees who are not "interested persons" of the Trust, the Portfolio or the Eaton Vance organization.

    Messrs. Treynor (Chairman) and Dwight are members of the Audit Committee of the Board of Trustees of the Trust and of the Portfolio. The Audit Committee's functions include making recommendations to the Trustees regarding the selection of the independent certified public accountants, and reviewing with such accountants and the Treasurer of the Trust and of the Portfolio matters relative to accounting and auditing practices and procedures, accounting records, internal accounting controls, and the functions performed by the custodian and transfer agent of the Fund and of the Portfolio.

    Trustees of the Portfolio who are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the "Plan"). Under the Plan, an eligible Trustee may elect to have his deferred fees invested by the Portfolio in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Plan will have a negligible effect on the Portfolio's assets, liabilities, and net income per share, and will not obligate the Portfolio to retain the services of any Trustee or obligate the Portfolio to pay any particular level of compensation to the Trustee.

    For the compensation earned by the noninterested Trustees of the Trust and the Portfolio, see "Fees and Expenses" in the Fund's Part II of this Statement of Additional Information.

                      INVESTMENT ADVISER AND ADMINISTRATOR

    The Portfolio engages BMR as investment adviser pursuant to an Investment Advisory Agreement dated October 13, 1992. BMR or Eaton Vance acts as investment adviser to investment companies and various individual and institutional clients with combined assets under management of approximately $15 billion.

    Eaton Vance, its affiliates and its predecessor companies have been managing assets of individuals and institutions since 1924 and managing investment companies since 1931. They maintain a large staff of experienced fixed-income and equity investment professionals to service the needs of their clients. The fixed-income division focuses on all kinds of taxable investment grade and high-yield securities, tax-exempt investment-grade and high-yield securities, and U.S. Government securities. The equity division covers stocks ranging from blue chip to emerging growth companies.

    BMR manages the investments and affairs of the Portfolio subject to the supervision of the Portfolio's Board of Trustees. BMR furnishes to the Portfolio investment research, advice and supervision, furnishes an investment program and determines what securities will be purchased, held or sold by the Portfolio and what portion, if any, of the Portfolio's assets will be held uninvested. The Investment Advisory Agreement requires BMR to pay the salaries and fees of all officers and Trustees of the Portfolio who are members of the BMR organization and all personnel of BMR performing services relating to research and investment activities. The Portfolio is responsible for all expenses not expressly stated to be payable by BMR under the Investment Advisory Agreement, including, without implied limitation, (i) expenses of maintaining the Portfolio and continuing its existence, (ii) registration of the Portfolio under the 1940 Act, (iii) commissions, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments, (iv) auditing, accounting and legal expenses, (v) taxes and interest, (vi) governmental fees, (vii) expenses of issue, sale and redemption of interests in the Portfolio, (viii) expenses of registering and qualifying the Portfolio and interests in the Portfolio under Federal and state securities laws and of preparing and printing registration statements or other offering statements or memoranda for such purposes and for distributing the same to investors, and fees and expenses of registering and maintaining registrations of the Portfolio and of the Portfolio's placement agent as broker-dealer or agent under state securities laws, (ix) expenses of reports and notices to investors and of meetings of investors and proxy solicitations therefor, (x) expenses of reports to governmental officers and commissions, (xi) insurance expenses, (xii) association membership dues, (xiii) fees, expenses and disbursements of custodians and subcustodians for all services to the Portfolio (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of net asset values, book capital account balances and tax capital account balances), (xiv) fees, expenses and disbursements of transfer agents, dividend disbursing agents, investor servicing agents and registrars for all services to the Portfolio, (xv) expenses for servicing the accounts of investors, (xvi) any direct charges to investors approved by the Trustees of the Portfolio, (xvii) compensation and expenses of Trustees of the Portfolio who are not members of BMR's organization, and (xviii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Portfolio to indemnify its Trustees, officers and investors with respect thereto.

    For a description of the compensation that the Portfolio pays BMR under the Investment Advisory Agreement, see the Fund's current Prospectus. As at March 31, 1995, the Portfolio had net assets of $169,620,804. For the fiscal year ended March 31, 1995, the Portfolio paid BMR advisory fees of $817,082 (equivalent to 0.46% of the Portfolio's average daily net assets for such year). For the period from the Portfolio's start of business, May 3, 1993, to the fiscal year ended March 31, 1994, the Portfolio paid BMR advisory fees of $562,094 (equivalent to 0.46% (annualized) of the Portfolio's average daily net assets for such period).

    The Investment Advisory Agreement with BMR remains in effect until February 28, 1996. It may be continued indefinitely thereafter so long as such continuance after February 28, 1996 is approved at least annually (i) by the vote of a majority of the Trustees of the Portfolio who are not interested persons of the Portfolio or of BMR cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio. The Agreement may be terminated at any time without penalty on sixty (60) days' written notice by the Board of Trustees of either party, or by vote of the majority of the outstanding voting securities of the Portfolio, and the Agreement will terminate automatically in the event of its assignment. The Agreement provides that BMR may render services to others and engage in other business activities and may permit other fund clients and other corporations and organizations to use the words "Eaton Vance" or "Boston Management and Research" in their names. The Agreement also provides that BMR shall not be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under that Agreement, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties thereunder, or for any losses sustained in the acquisition, holding or disposition of any security or other investment.

    As indicated in the Prospectus, Eaton Vance serves as Administrator of the Fund, but currently receives no compensation for providing administrative services to the Fund. Under its agreement with the Fund, Eaton Vance has been engaged to administer the Fund's affairs, subject to the supervision of the Trustees of the Trust, and shall furnish for the use of the Fund office space and all necessary office facilities, equipment and personnel for administering the affairs of the Fund. For additional information about the Administrator, see "Fees and Expenses" in the Fund's Part II of this Statement of Additional Information.

    The Fund pays all of its own expenses including, without limitation, (i) expenses of maintaining the Fund and continuing its existence, (ii) its pro rata share of the registration of the Trust under the 1940 Act, (iii) commissions, fees and other expenses connected with the purchase or sale of securities and other investments, (iv) auditing, accounting and legal expenses, (v) taxes and interest, (vi) governmental fees, (vii) expenses of issue, sale, repurchase and redemption of shares, (viii) expenses of registering and qualifying the Fund and its shares under federal and state securities laws and of preparing and printing prospectuses for such purposes and for distributing the same to shareholders and investors, and fees and expenses of registering and maintaining registrations of the Fund and of the Fund's principal underwriter, if any, as broker-dealer or agent under state securities laws, (ix) expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations therefor,
(x) expenses of reports to governmental officers and commissions, (xi) insurance expenses, (xii) association membership dues, (xiii) fees, expenses and disbursements of custodians and subcustodians for all services to the Fund (including without limitation safekeeping of funds, securities and other investments, keeping of books and accounts and determination of net asset values), (xiv) fees, expenses and disbursements of transfer agents, dividend disbursing agents, shareholder servicing agents and registrars for all services to the Fund, (xv) expenses for servicing shareholder accounts, (xvi) any direct charges to shareholders approved by the Trustees of the Trust, (xvii) compensation and expenses of Trustees of the Trust who are not members of the Eaton Vance organization, and (xviii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Trust to indemnify its Trustees and officers with respect thereto.

    BMR is a wholly-owned subsidiary of Eaton Vance. Eaton Vance and EV are both wholly-owned subsidiaries of EVC. BMR and Eaton Vance are both Massachusetts business trusts, and EV is the trustee of BMR and Eaton Vance. The Directors of EV are Landon T. Clay, H. Day Brigham, Jr., M. Dozier Gardner, James B. Hawkes and Benjamin A. Rowland, Jr. The Directors of EVC consist of the same persons and John G. L. Cabot and Ralph Z. Sorenson. Mr. Clay is chairman and Mr. Gardner is president and chief executive officer of EVC, BMR, Eaton Vance and EV. All of the issued and outstanding shares of Eaton Vance and EV are owned by EVC. All of the issued and outstanding shares of BMR are owned by Eaton Vance. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust which expires on December 31, 1996, the Voting Trustees of which are Messrs. Clay, Brigham, Gardner, Hawkes and Rowland. The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of BMR and Eaton Vance who are also officers and Directors of EVC and EV. As of June 30, 1995, Messrs. Clay, Gardner and Hawkes each owned 24% of such voting trust receipts, and Messrs. Rowland and Brigham owned 15% and 13%, respectively, of such voting trust receipts. Messrs. Hawkes and Otis are officers or Trustees of the Trust and the Portfolio and are members of the EVC, BMR, Eaton Vance and EV organizations. Messrs. Fetter, Hender, MacIntosh, Murphy, O'Connor and Woodbury and Ms. Sanders, are officers of the Trust and/or the Portfolio and are also members of the BMR, Eaton Vance and EV organizations. BMR will receive the fees paid under the Investment Advisory Agreement.

    Eaton Vance owns all of the stock of Energex Corporation, which is engaged in oil and gas operations. EVC owns all of the stock of Marblehead Energy Corp. (which is engaged in oil and gas operations) and 77.3% of the stock of Investors Bank & Trust Company, custodian of the Fund and the Portfolio, which provides custodial, trustee and other fiduciary services to investors, including individuals, employee benefit plans, corporations, investment companies, savings banks and other institutions. In addition, Eaton Vance owns all of the stock of Northeast Properties, Inc., which is engaged in real estate investment, consulting and management. EVC owns all of the stock of Fulcrum Management, Inc. and MinVen, Inc., which are engaged in the development of precious metal properties. EVC, BMR, Eaton Vance and EV may also enter into other businesses.

    EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including the custodian of the Fund and the Portfolio, Investors Bank & Trust Company. It is Eaton Vance's opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between the Fund or the Portfolio and such banks.

                                   CUSTODIAN

    Investors Bank & Trust Company ("IBT"), 24 Federal Street, Boston, Massachusetts (a 77.3% owned subsidiary of EVC) acts as custodian for the Fund and the Portfolio. IBT has the custody of all cash and securities representing the Fund's interest in the Portfolio, has custody of all the Portfolio's assets, maintains the general ledger of the Portfolio and the Fund, and computes the daily net asset value of interests in the Portfolio and the net asset value of shares of the Fund. In such capacity it attends to details in connection with the sale, exchange, substitution, transfer or other dealings with the Portfolio's investments, receives and disburses all funds and performs various other ministerial duties upon receipt of proper instructions from the Fund and the Portfolio. IBT charges fees which are competitive within the industry. A portion of the fee relates to custody, bookkeeping and valuation services and is based upon a percentage of Fund and Portfolio net assets and a portion of the fee relates to activity charges, primarily the number of portfolio transactions. These fees are then reduced by a credit for cash balances of the particular investment company at the custodian equal to 75% of the 91-day. U.S. Treasury Bill auction rate applied to the particular investment company's average daily collected balances for the week. In view of the ownership of EVC in IBT, the Portfolio is treated as a self-custodian pursuant to Rule 17f-2 under the 1940 Act, and the Portfolio's investments held by IBT as custodian are thus subject to the additional examinations by the Portfolio's independent certified public accountants as called for by such Rule. For the fiscal year ended March 31, 1995, the Portfolio paid IBT $33,898. For the custody fees that the Fund paid to IBT, see "Fees and Expenses" in the Fund's Part II of this Statement of Additional Information.

                             SERVICE FOR WITHDRAWAL

    By a standard agreement, the Trust's Transfer Agent will send to the shareholder regular monthly or quarterly payments of any permitted amount designated by the shareholder (see "Eaton Vance Shareholder Services -- Withdrawal Plan" in the Fund's current Prospectus) based upon the value of the shares held. The checks will be drawn from share redemptions and hence are a return of principal. Income dividends and capital gains distributions in connection with withdrawal accounts will be credited at net asset value as of the record date for each distribution. Continued withdrawals in excess of current income will eventually use up principal, particularly in a period of declining market prices.

    To use this service, at least $5,000 in cash or shares at the public offering price will have to be deposited with the Transfer Agent. The maintenance of a withdrawal plan concurrently with purchases of Fund shares would be disadvantageous if a sales charge is included in such purchases. A shareholder may not have a withdrawal plan in effect at the same time he or she has authorized Bank Automated Investing or is otherwise making regular purchases of Fund shares. Either the shareholder, the Transfer Agent or the Principal Underwriter will be able to terminate the withdrawal plan at any time without penalty.

                        DETERMINATION OF NET ASSET VALUE

    The net asset value of the shares of the Fund is determined by IBT (as agent and custodian for the Fund) in the manner described under "Valuing Fund Shares" in the Fund's current prospectus. The net asset value of the

Portfolio is also computed by IBT (as agent and custodian for the Portfolio) by subtracting the liabilities of the Portfolio from the value of its total assets. Inasmuch as the market for municipal obligations is a dealer market with no central trading location or continuous quotation system, it is not feasible to obtain last transaction prices for most municipal obligations held by the Portfolio, and such obligations, including those purchased on a when-issued basis, will normally be valued on the basis of valuations furnished by a pricing service. The pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities, various relationships between securities, and yield to maturity in determining value. Taxable obligations for which price quotations are readily available normally will be valued at the mean between the latest available bid and asked prices. Open futures positions on debt securities are valued at the most recent settlement prices, unless such price does not reflect the fair value of the contract, in which case the positions will be valued by or at the direction of the Trustees of the Portfolio. Other assets are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio. The Fund and the Portfolio will be closed for business and will not price their respective shares or interests on the following business holidays: New Year's Day, President's Day, Good Friday (a New York Stock Exchange holiday), Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

    Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each day the New York Stock Exchange (the "Exchange") is open for trading ("Portfolio Business Day") as of the close of regular trading on the Exchange (the "Portfolio Valuation Time"). The value of each investor's interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, determined on the prior Portfolio Business Day, which represented that investor's share of the aggregate interests in the Portfolio on such prior day. Any additions or withdrawals for the current Portfolio Business Day will then be recorded. Each investor's percentage of the aggregate interests in the Portfolio will then be recomputed as a percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio on the current Portfolio Business Day and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investment in the Portfolio on the current Portfolio Business Day by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio for the current Portfolio Business Day.

                             INVESTMENT PERFORMANCE

    The average annual total return is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation, and dividends and distributions paid and reinvested) for the stated period and annualizing the results. The calculation assumes that all dividends and distributions paid are reinvested at the net asset value on the reinvestment dates during the period, and either (i) the deduction of the maximum sales charge from the initial $1,000 purchase order or (ii) a complete redemption of the investment and, if applicable, the deduction of the contingent deferred sales charge at the end of the period. For information concerning the total return of the Fund, see "Performance Information" in the Fund's Part II of this Statement of Additional Information.

    The Fund's yield is computed pursuant to a standardized formula by dividing the net investment income per share earned during a recent thirty-day period by the maximum offering price (including, if applicable, the maximum sales charge) per share on the last day of the period and annualizing the resulting figure. Net investment income per share is calculated from the yields to maturity of all debt obligations held by the Portfolio based on prescribed methods, reduced by accrued Fund expenses for the period with the resulting number being divided by the average daily number of Fund shares outstanding and entitled to receive dividends during the period. The yield figure does not reflect the deduction of any contingent deferred sales charges (if applicable) which are imposed on certain redemptions at the rate set forth under "How to Redeem Fund Shares" in the Fund's current Prospectus. Yield calculations assume the current maximum sales charge (if applicable) set forth under "How to Buy Fund Shares" in the Fund's current Prospectus. (Actual yield may be affected by variations in sales charges or investments.) A taxable-equivalent yield is computed by using the tax-exempt yield figure and dividing by 1 minus a stated rate. For the yield and taxable-equivalent yield of the Fund, see "Performance Information" in the Fund's Part II of this Statement of Additional Information.

    The Fund may also publish its distribution rate and/or its effective distribution rate. The Fund's distribution rate is computed by dividing the most recent monthly distribution per share annualized, by the current net asset value per share. The Fund's effective distribution rate is computed by dividing the distribution rate by the ratio (the days in a year divided by the accrual days of the monthly period) used to annualize the most recent monthly distribution and reinvesting the resulting amount for a full year on the basis of such ratio. The effective distribution rate will be higher than the distribution rate because of the compounding effect of the assumed reinvestment. Investors should note that the yield of the Fund is calculated using a standardized formula the income component of which is computed from the yields to maturity of all debt obligations held by the Portfolio based on prescribed methods (with all purchases and sales of securities during such period included in the income calculation on a settlement date basis), whereas the distribution rate is based on the Fund's last monthly distribution which tends to be relatively stable and may be more or less than the amount of net investment income and short-term capital gain actually earned by the Fund during the month. See "Distributions and Taxes" in the Fund's current Prospectus. For the Fund's distribution rate and effective distribution rate, see "Performance Information" in the Fund's Part II of this Statement of Additional Information.

    The Fund's total return may be compared to the Consumer Price Index and to the domestic securities indices of the Bond Buyer 25 Revenue Bond Index and the Lehman Brothers Municipal Bond Index. The Fund's total return and comparisons with these indices may be used in advertisements and in information furnished to present or prospective shareholders. The Fund's performance may differ from that of other investors in the Portfolio, including the other investment companies.

    From time to time, evaluations of the Fund's performance made by independent sources, e.g., Lipper Analytical Services, Inc., CDA/Wiesenberger and Morningstar, Inc., may be used in advertisements and in information furnished to present or prospective shareholders.

    From time to time, information, charts and illustrations relating to the relative effects of changes in interest rates on values of securities of varying durations may be included in advertisements and other material supplied to present and prospective shareholders. For example, the following chart illustrates that bond prices move inversely with interest rates -- values decrease if interest rates rise, and values increase when rates fall. The shorter a bond's duration, the less its price fluctuates for a given interest-rate change. For example, if interest rates change by 1%, a limited maturity bond with a 6-year duration will change by 6%, compared to a 12% change for a 12-year duration bond. Source: Eaton Vance Management.

The Limited Maturity Volatility Advantage

If interest rates change 1%, a 6-yr. duration bond will change in value by 6% -- half the change of a 12-yr. duration bond.

  Approximate % change in value       Bond duration
 if interest rates change by 1%        (in years)
               0                             0
               1                             1
               2                             2
               3                             3
               4                             4
               5                             5
               6                             6
               7                             7
               8                             8
               9                             9
              10                            10
              11                            11
              12                            12

    From time to time, information, charts and illustrations relating to inflation and the effects of inflation on the dollar may be included in advertisements and other material furnished to present and prospective shareholders. For example, after 10 years, the purchasing power of $25,000 would shrink to $16,621, $14,968, $13,465 and $12,100 if the annual rates of inflation during such period were 4%, 5%, 6% and 7%, respectively. (To calculate the purchasing power, the value at the end of each year is reduced by the above inflation rates for 10 consecutive years.)

    From time to time, information about the portfolio allocation and holdings of the Portfolio at a particular date (including ratings assigned by independent ratings services such as Moody's Investors Service, Inc., Standard &

Poor's Ratings Group and Fitch Investors Service, Inc.) may be included in advertisements and other material furnished to present and prospective shareholders. Such information may be stated as a percentage of the Portfolio's bond holdings on such date.

    The Portfolio's diversification by quality ratings as of June 30, 1995 was:


 RATING ASSIGNED BY            PERCENT
MOODY'S, S&P OR FITCH      OF BOND HOLDINGS
---------------------     ------------------
     Aaa or AAA                   44.6%
      Aa or AA                    32.5
          A                       12.9
     Baa or BBB                    4.0
      Ba or BB                      --
          B                         --
      Not rated                    6.0
                                 -----
        Total                    100.0%


The Fund is designed for investors seeking

    - a higher level of after tax income than normally provided by taxable and tax-free money market funds, certificates of deposit or other short-term investments, and
    - more price stability than investments in long-term municipal bonds or bond funds.

    Comparative information about the yield or distribution rate of the Fund and about average rates of return on certificates of deposit, bank money market deposit accounts, money market mutual funds and other short-term investments may also be included in advertisements, supplemental sales literature or communications of the Fund. A bank certificate of deposit, unlike the Fund's shares, pays a fixed rate of interest and entitles the depositor to receive the face amount of the certificate of deposit at maturity. A bank money market deposit account is a form of savings account which pays a variable rate of interest. Unlike the Fund's shares, bank certificates of deposit and bank money market deposit accounts are insured by the Federal Deposit Insurance Corporation. A money market mutual fund is designed to maintain a constant value of $1.00 per share and, thus, a money market fund's shares are subject to less price fluctuation than the Fund's shares.

    The average rates of return of money market mutual funds, certificates of deposit and bank money market deposit accounts referred to in advertisements, supplemental sales literature or communications of the Fund will be based on rates published by the Federal Reserve Bank, Donoghues Money Fund Averages, RateGram or The Wall Street Journal.

    Advertisements and other material furnished to present and prospective shareholders may also compare the taxable equivalent yield of the Fund to after-tax yields of certificates of deposits, bank money market deposit accounts and money market mutual funds over various Federal income tax brackets.

    Such materials may also compare taxable certificate of deposit rates of return with rates of return in intermediate municipal bond indices and taxable equivalents of such rates of return. An example of such an index is the Lehman Brothers, Inc. 7-Year General Obligation Municipal Bond Index.

    From time to time, information, charts and illustrations relating to the relative total return performance of Intermediate-Term Tax Free Funds and Tax Free Money Market Funds, based on information supplied by Lipper Analytical Services, Inc., may be included in advertisements and other material furnished to present and prospective shareholders. For example, for the 10 years ended December 31, 1994, cumulative total returns were: Intermediate-Term Tax Free Funds, 107.40%; Tax Free Money Market Funds, 48.83%.

    A comparison of the Total Return Advantage of intermediate-term tax free funds over 3-month certificates of deposit (after taxes, assuming a 36% Federal bracket) and tax free money market mutual funds may also be provided. In such an illustration, sources of such information are Lipper Analytical Services, Inc., The Federal Reserve Bulletin, and The Wall Street Journal. For example:

The Total Return Advantage

Lipper Tax Free
 Money Market Funds         48.83%
3-Month Certificates
 of Deposit                 47.90% (after taxes, assuming 36% bracket)
Lipper Intermediate-Term
 Tax Free Funds            107.40%

Total returns (cumulative change in value with all distributions reinvested) for 10 years ended December 31, 1994. Sources: Lipper Analytical Services, Inc., Federal Reserve Bulletin, The Wall Street Journal.


    Total return is a common way to evaluate the results of any mutual fund investment, because it includes any change in principal value and assumes the reinvestment of all dividends and capital gains in additional shares. Most tax-free money market funds are designed to maintain a $1 share price by investing in short-term municipal instruments, while certificates of deposit are insured by the FDIC. This illustration is not meant to imply or predict any future rate of return for the Fund.

    Information used in advertisements and in materials furnished to present and prospective shareholders may include statements or illustrations relating to the appropriateness of types of securities and/or mutual funds which may be employed to meet specific financial goals, such as (1) funding retirement, (2) paying for children's education, and (3) financially supporting aging parents. These three financial goals may be referred to in such advertisements or materials as the "Triple Squeeze." Such information may also suggest the appropriateness of the Fund as an investment for certain types of investors such as: conservative investors who want higher after-tax income, but are concerned about the potential volatility of long-term bonds or bond funds; dual-income couples in a high tax bracket; and investors with long-term municipal bonds or fund portfolios who are seeking diversification.

    For additional information, charts and illustrations relating to the Fund's investment performance, see "Performance Information" in the Fund's Part II of this Statement of Additional Information.

                                     TAXES

    See "Distributions and Taxes" in the Fund's current Prospectus.

    Each series of the Trust is treated as a separate entity for Federal income tax purposes. The Fund has elected to be treated, has qualified, and intends to continue to qualify each year as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute its net investment income (including tax-exempt income) and net realized capital gains (after reduction by any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to avoid any Federal income or excise tax on the Fund. Because the Fund invests its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements in order for the Fund to satisfy them. The Portfolio will allocate at least annually among its investors, including the Fund, each investor's distributive share of the Portfolio's net taxable (if any) and tax-exempt investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. For purposes of applying the requirements of the Code regarding qualification as a RIC, the Fund will be deemed (i) to own its proportionate share of each of the assets of the Portfolio and (ii) to be entitled to the gross income of the Portfolio attributable to such share.

    In order to avoid Federal excise tax, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its ordinary income (not including tax-exempt income) for such year, at least 98% of the excess of its realized capital gains over its realized capital losses, generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards, and 100% of any income from the prior year (as previously computed) that was not paid out during such year and on which the Fund paid no Federal income tax. Under current law, provided that the Fund qualifies as a RIC for Federal income tax purposes and the Portfolio is treated as a partnership for Massachusetts and Federal tax purposes, neither the Fund nor the Portfolio is liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.

    The Portfolio's investment in zero coupon and certain other securities will cause it to realize income prior to the receipt of cash payments with respect to these securities. Such income will be allocated daily to interests in the Portfolio and, in order to enable the Fund to distribute its proportionate share of this income and avoid a tax payable by the Fund, the Portfolio may be required to liquidate portfolio securities that it might otherwise have continued to hold in order to generate cash that the Fund may withdraw from the Portfolio for subsequent distribution to Fund shareholders.

    Investments in lower-rated or unrated securities may present special tax issues for the Portfolio and hence for the Fund to the extent actual or anticipated defaults may be more likely with respect to such securities. Tax rules are not entirely clear about issues such as when the Portfolio may cease to accrue interest, original issue discount, or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; how payments received on obligations in default should be allocated between principal and income; and whether exchanges of debt obligations in a workout context are taxable.

    Distributions by the Fund of net tax-exempt interest income that are properly designated as "exempt-interest dividends" may be treated by shareholders as interest excludable from gross income under Section 103(a) of the Code. In order for the Fund to be entitled to pay the tax-exempt interest income allocated to it by the Portfolio as exempt-interest dividends to its shareholders, the Fund must and intends to satisfy certain requirements, including the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from regular Federal income tax. For purposes of applying this 50% requirement, the Fund will be deemed to own its proportionate share of each of the assets of the Portfolio, and the Portfolio currently intends to invest its assets in a manner such that the Fund can meet this 50% requirement. Interest on certain municipal obligations is treated as a tax preference item for purposes of the Federal alternative minimum tax. Shareholders of the Fund are required to report tax-exempt interest on their Federal income tax returns.

    From time to time proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on certain types of municipal obligations, and it can be expected that similar proposals may be introduced in the future. Under Federal tax legislation enacted in 1986, the Federal income tax exemption for interest on certain municipal obligations was eliminated or restricted. As a result of such legislation, the availability of municipal obligations for investment by the Portfolio and the value of the securities held by the Portfolio may be affected.

    In the course of managing its investments, the Portfolio may realize some short-term and long-term capital gains (and/or losses) as a result of market transactions, including sales of portfolio securities and rights to when-issued securities, and options and futures transactions. The Portfolio may also realize taxable income from certain short-term taxable obligations, securities loans, a portion of original issue discount with respect to certain stripped municipal obligations or their stripped coupons, and certain realized accrued market discount. Any distributions by the Fund of its share of such capital gains (after reduction by any capital loss carryforwards) would be taxable to shareholders of the Fund. However, it is expected that such amounts, if any, would normally be insubstantial in relation to the tax exempt interest earned by the Portfolio and allocated to the Fund. Certain distributions of the Fund that are declared in October, November or December and paid the following January will be taxed to shareholders as if received on December 31 of the year in which they are declared.

    The Portfolio's transactions in options and futures contracts will be subject to special tax rules that may affect the amount, timing and character of Fund distributions to shareholders. For example, certain positions held by the Portfolio on the last business day of each taxable year will be marked to market (i.e., treated as if closed out on such day), and any resulting gain or loss will generally be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Portfolio that substantially diminish the Portfolio's risk of loss with respect to other positions in its portfolio may constitute "straddles," which are subject to tax rules that may cause deferral of Portfolio losses, adjustments in the holding period of Portfolio securities and conversion of short-term into long-term capital losses. The Portfolio may have to limit its activities in options and futures contracts in order to enable the Fund to maintain its qualification as a RIC for federal income tax purposes.

    Any loss realized upon the sale or exchange of shares of the Fund with a tax holding period of 6 months or less will be treated as a long-term capital loss to the extent of any distribution of net long-term capital gains with respect to such shares. Any loss realized on the sale or exchange of shares which have been held for tax purposes for 6 months or less (or such shorter period as may be prescribed by Treasury regulations) will be disallowed to the extent the shareholder has received tax-exempt interest with respect to such shares. In addition, a loss realized on a redemption of Fund shares will be disallowed to the extent the shareholder acquired other Fund shares within the period beginning 30 days before the redemption of the loss shares and ending 30 days after such date.

    Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number and certain required certifications, as well as shareholders with respect to whom the Fund has received notification from the Internal Revenue Service or a broker, may be subject to "backup" withholding of Federal income tax from the Fund's dividends and distributions and the proceeds of redemptions (including repurchases and exchanges), at a rate of 31%. An individual's taxpayer identification number is generally his or her social security number.

    Non-resident alien individuals and certain foreign corporations and other foreign entities generally will be subject to a U.S. withholding tax at a rate of 30% on the Fund's distributions from its ordinary income and the excess of its net short-term capital gain over its net long-term capital loss, unless the tax is reduced or eliminated by an applicable tax treaty. Distributions from the excess of the Fund's net long-term capital gain over its net short-term capital loss received by such shareholders and any gain from the sale or other disposition of shares of the Fund generally will not be subject to U.S. Federal income taxation, provided that non-resident alien status has been certified by the shareholder. Different U.S. tax consequences may result if the shareholder is engaged in a trade or business in the United States, is present in the United States for a sufficient period of time during a taxable year to be treated as a U.S. resident, or fails to provide any required certifications regarding status as a non-resident alien investor. Foreign shareholders should consult their tax advisers regarding the U.S. and foreign tax consequences of an investment in the Fund.

    The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions.

STATE, LOCAL AND FOREIGN TAXES

The exemption of interest income for Federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. Shareholders of the Fund may be exempt from state and local taxes on distributions of tax-exempt interest income derived from obligations of the state and/or municipalities of the state in which they are resident, but taxable generally on income derived from obligations of other jurisdictions. The Fund will report annually to shareholders, with respect to net tax exempt income earned, the percentage representing the proportionate ratio of such income earned in each state.

    Shareholders should consult their own tax advisers with respect to the state, local and foreign tax consequences of investing in the Fund.

                        PORTFOLIO SECURITY TRANSACTIONS

    Decisions concerning the execution of portfolio security transactions, including the selection of the market and the executing firm, are made by BMR. BMR is also responsible for the execution of transactions for all other accounts managed by it.

    BMR places the portfolio security transactions of the Portfolio and of all other accounts managed by it for execution with many firms. BMR uses its best efforts to obtain execution of portfolio security transactions at prices which are advantageous to the Portfolio and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, BMR will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the executing firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the reasonableness of the spread or commission, if any. Municipal obligations, purchased and sold by the Portfolio are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers and banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuer of such obligations. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market for such obligations, and the difference between the bid and asked price is customarily referred to as the spread. The Portfolio may also purchase municipal obligations from underwriters, the cost of which may include undisclosed fees and concessions to the underwriters. While it is anticipated that the Portfolio will not pay significant brokerage commissions in connection with such portfolio security transactions, on occasion it may be necessary or appropriate to purchase or sell a security through a broker on an agency basis, in which case the Portfolio will incur a brokerage commission. Although spreads or commissions on portfolio security transactions will, in the judgment of BMR, be reasonable in relation to the value of the services provided, spreads or commissions exceeding those which another firm might charge may be paid to firms who were selected to execute transactions on behalf of the Portfolio and BMR's other clients for providing brokerage and research services to BMR.

    As authorized in Section 28(e) of the Securities Exchange Act of 1934, a broker or dealer who executes a portfolio transaction on behalf of the Portfolio may receive a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if BMR determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided. This determination may be made on the basis of either that particular transaction or on the basis of overall responsibilities which BMR and its affiliates have for accounts over which they exercise investment discretion. In making any such determination, BMR will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the commission should be related to such services. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the "Research Services" referred to in the next paragraph.

    It is a common practice of the investment advisory industry and of the advisers of investment companies, institutions and other investors to receive research, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities ("Research Services") from broker-dealer firms which execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, BMR receives Research Services from many broker-dealer firms with which BMR places the Portfolio transactions and from third parties with which these broker-dealers have arrangements. These Research Services include such matters as general economic and market reviews, industry and company reviews, evaluations of securities and portfolio strategies and transactions and recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by BMR in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to BMR in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The advisory fee paid by the Portfolio is not reduced because BMR receives such Research Services. BMR evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and attempts to allocate sufficient commissions to such firms to ensure the continued receipt of Research Services which BMR believes are useful or of value to it in rendering investment advisory services to its clients.

    Subject to the requirement that BMR shall use its best efforts to seek and execute portfolio security transactions at advantageous prices and at reasonably competitive spreads or commission rates, BMR is authorized to consider as a factor in the selection of any firm with whom portfolio orders may be placed the fact that such firm has sold or is selling shares of the Fund or of other investment companies sponsored by BMR or Eaton Vance. This policy is not inconsistent with a rule of the National Association of Securities Dealers, Inc., which rule provides that no firm which is a member of the Association shall favor or disfavor the distribution of shares of any particular investment company or group of investment companies on the basis of brokerage commissions received or expected by such firm from any source.

    Municipal obligations considered as investments for the Portfolio may also be appropriate for other investment accounts managed by BMR or its affiliates. BMR will attempt to allocate equitably portfolio security transactions among the Portfolio and the portfolios of its other investment accounts purchasing municipal obligations whenever decisions are made to purchase or sell securities by the Portfolio and one or more of such other accounts simultaneously. In making such allocations, the main factors to be considered are the respective investment objectives of the Portfolio and such other accounts, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Portfolio and such accounts, the size of investment commitments generally held by the Portfolio and such accounts and the opinions of the persons responsible for recommending investments to the Portfolio and such accounts. While this procedure could have a detrimental effect on the price or amount of the securities available to the Portfolio from time to time, it is the opinion of the Trustees of the Trust and the Portfolio that the benefits available from the BMR organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

    For the fiscal year ended March 31, 1995 and for the period from the start of business, May 3, 1993, to the fiscal year ended March 31, 1994 the Portfolio paid no brokerage commissions on portfolio transactions.

                               OTHER INFORMATION

    Eaton Vance, pursuant to its agreement with the Trust, controls the use of the words "Eaton Vance" in the Fund's name and may use the words "Eaton Vance" in other connections and for other purposes. The Trust which is a Massachusetts business trust established in 1985, was originally called Eaton Vance California Municipals Trust. The Trust changed its name to Eaton Vance Investment Trust on April 28, 1992.

    As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Trust holding office have been elected by shareholders. In such an event Trustees then in office will call a shareholders' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the shareholders in accordance with the Trust's by-laws, the Trustees shall continue to hold office and may appoint successor Trustees.

    The Trust's by-laws provide that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him from that office either by a written declaration filed with the Trust's custodian or by votes cast at a meeting called for that purpose. The by-laws further provide that under certain circumstances the shareholders may call a meeting to remove a Trustee and that the Trust is required to provide assistance in communication with shareholders about such a meeting.

    The Trust's Declaration of Trust may be amended by the Trustees when authorized by vote of a majority of the outstanding voting securities of the Trust, the financial interests of which are affected by the amendment. The Trustees may also amend the Declaration of Trust without the vote or consent of shareholders to change the name of the Trust or any series or to make such other changes as do not have a materially adverse effect on the financial interests of shareholders or if they deem it necessary to conform it to applicable Federal or state laws or regulations. The Trust or any series or class thereof may be terminated by: (1) the affirmative vote of the holders of not less than two-thirds of the shares outstanding and entitled to vote at any meeting of shareholders of the Trust or the appropriate series or class thereof, or by an instrument or instruments in writing without a meeting, consented to by the holders of two-thirds of the shares of the Trust or a series or class thereof, provided, however, that, if such termination is recommended by the Trustees, the vote of a majority of the outstanding voting securities of the Trust or a series or class thereof entitled to vote thereon shall be sufficient authorization; or
(2) by means of an instrument in writing signed by a majority of the Trustees, to be followed by a written notice to shareholders stating that a majority of the Trustees has determined that the continuation of the Trust or a series or a class thereof is not in the best interest of the Trust, such series or class or of their respective shareholders.

    The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. In addition, the By-Laws of the Trust provide that no natural person shall serve as a Trustee of the Trust after the holders of record of not less than two-thirds of the outstanding shares have declared that he be removed from office either by declaration in writing filed with the custodian of the assets of the Trust or by votes cast in person or by proxy at a meeting called for the purpose. The By-Laws also provide that the Trustees shall promptly call a meeting of shareholders for the purpose of voting upon a question of removal of a Trustee when requested so to do by the recordholders of not less than 10 per centum of the outstanding shares.

    In accordance with the Declaration of Trust of the Portfolio, there will normally be no meetings of the investors for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by investors. In such an event the Trustees of the Portfolio then in office will call an investors' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the investors in accordance with the Portfolio's Declaration of Trust, the Trustees shall continue to hold office and may appoint successor Trustees.

    The Declaration of Trust of the Portfolio provides that no person shall serve as a Trustee if investors holding two-thirds of the outstanding interests have removed him from that office either by a written declaration filed with the Portfolio's custodian or by votes cast at a meeting called for that purpose. The Declaration of Trust further provides that under certain circumstances the investors may call a meeting to remove a Trustee and that the Portfolio is required to provide assistance in communicating with investors about such meeting.

    The right to redeem shares of the Fund can be suspended and the payment of the redemption price deferred when the Exchange is closed (other than for customary weekend and holiday closings), during periods when trading on the Exchange is restricted as determined by the Commission, or during any emergency as determined by the Commission which makes it impracticable for the Portfolio to dispose of its securities or value its assets, or during any other period permitted by order of the Commission for the protection of investors.

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

    Deloitte & Touche LLP, 125 Summer Street, Boston, Massachusetts, are the independent certified public accountants of the Fund and the Portfolio, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

                              FINANCIAL STATEMENTS

    The financial statements of the Fund and the Portfolio, which are included in the Fund's Annual Report to Shareholders, are incorporated by reference into this Statement of Additional Information and have been so incorporated in reliance on the report of Deloitte & Touche LLP, independent certified public accountants, as experts in accounting and auditing. A copy of the Annual Report accompanies this Statement of Additional Information.

                                    APPENDIX

                       DESCRIPTION OF SECURITIES RATINGS+
                        MOODY'S INVESTORS SERVICE, INC.

MUNICIPAL BONDS

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

    1. An application for rating was not received or accepted.

    2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

    3. There is a lack of essential data pertaining to the issue or issuer.

    4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

---------------
[FN]
+ The ratings indicated herein are believed to be the most recent ratings available at the date of this Statement of Additional Information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of the Portfolio's fiscal year end.

NOTE: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

MUNICIPAL SHORT-TERM OBLIGATIONS

RATINGS: Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or (MIG). Such rating recognizes the differences between short term credit risk and long term risk. Factors effecting the liquidity of the borrower and short term cyclical elements are critical in short term ratings, while other factors of major importance in bond risk, long term secular trends for example, may be less important over the short run.

A short term rating may also be assigned on an issue having a demand feature, variable rate demand obligation (VRDO). Such ratings will be designated as VMIG1, SG or if the demand feature is not rated, NR. A short term rating on issues with demand features are differentiated by the use of the VMIG1 symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.

COMMERCIAL PAPER

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 365 days.

Issuers (or supporting institutions) rated PRIME-1 or P-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

    -- Leading market positions in well established industries.

    -- High rates of return on funds employed.

    -- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

    -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

    -- Well established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2

Issuers (or supporting institutions) rated PRIME-2 (P-2) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3

Issuers (or supporting institutions) rated PRIME-3 (P-3) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                        STANDARD & POOR'S RATINGS GROUP

INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

p: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

L: The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Deposit Insurance Corp. and interest is adequately collateralized. In the case of certificates of deposit the letter "L" indicates that the deposit, combined with other deposits, being held in the same right and capacity, will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

NR: NR indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S & P does not rate a particular type of obligation as a matter of policy.

MUNICIPAL NOTES

S&P note ratings reflect the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

    -- Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

    -- Sources of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

    SP-1: Very strong or strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics will be given a plus(+) designation;

    SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

    SP-3: Speculative capacity to pay principal and interest.

COMMERCIAL PAPER

Standard & Poor's commercial paper ratings are a current assessments of the likelihood of timely payment of debts considering short-term in the relevant market.

    A: Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

    A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

    A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

    A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

    B: Issues rated "B" are regarded as having only speculative capacity for timely payment.

    C: This rating is assigned to short term debt obligations with doubtful capacity for payment.

    D: Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period had not expired, unless S&P believes that such payments will be made during such grace period.

                         FITCH INVESTORS SERVICE, INC.

INVESTMENT GRADE BOND RATINGS

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

HIGH YIELD BOND RATINGS

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified that could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

PLUS (+) OR MINUS (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

NR: Indicates that Fitch does not rate the specific issue.

CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

INVESTMENT GRADE SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Stong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".

F-2: Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

F-3: Fair Credit Quality. Issues carrying this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse change could cause these securities to be rated below investment grade.

                                * * * * * * * *

NOTES: Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. The Portfolio is dependent on the Investment Adviser's judgment, analysis and experience in the evaluation of such bonds.

    Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

                      STATEMENT OF ADDITIONAL INFORMATION

                                    PART II

    This Part II provides information about EV MARATHON NATIONAL LIMITED MATURITY TAX FREE FUND. The investment objective of the Fund is to provide (1) a high level of current income exempt from regular Federal income tax, and (2) limited principal fluctuation. The Fund currently seeks to meet its investment objective by investing its assets in the National Limited Maturity Tax Free Portfolio (the "Portfolio"). The Fund changed its name from Eaton Vance National Limited Maturity Tax Free Fund to EV Marathon National Limited Maturity Tax Free Fund on January 11, 1994.

                               FEES AND EXPENSES

INVESTMENT ADVISER

    Prior to May 3, 1993 (when the Fund transferred substantially all of its assets to the Portfolio in exchange for an interest in the Portfolio), the Fund retained Eaton Vance as its investment adviser. For the period from April 1, 1993 to May 3, 1993, the Fund paid Eaton Vance advisory fees of $37,442 (equivalent to 0.49% (annualized) of the Fund's average daily net assets for such period). For the period from the start of business, May 22, 1992, to the fiscal year ended March 31, 1993, Eaton Vance would have earned, absent a fee reduction, advisory fees of $175,762 (equivalent to 0.46% (annualized) of the Fund's average daily net assets for such period). To enhance the net income of the Fund, Eaton Vance made a reduction of its fee in the amount of $66,658.

ADMINISTRATOR

    As stated under "Investment Adviser and Administrator" in Part I of this Statement of Additional Information, the Administrator currently receives no compensation for providing administrative services to the Fund.

DISTRIBUTION PLAN

    For the fiscal year ended March 31, 1995, the Fund made sales commission payments to the Principal Underwriter under the Plan aggregating $1,122,753, which amount was used by the Principal Underwriter to defray sales commissions aggregating $301,752 paid during such period by the Principal Underwriter to Authorized Firms on sales of Class I shares of the Fund and to reduce outstanding Uncovered Distribution Charges. During such period, contingent deferred sales charges aggregating approximately $526,200 were imposed on early redeeming shareholders and paid to the Principal Underwriter, which amount was used by the Principal Underwriter to defray sales commissions and to reduce outstanding Uncovered Distribution Charges. As of March 31, 1995, the outstanding Uncovered Distribution Charges of the Principal Underwriter calculated under the Plan amounted to approximately $2,529,000 (which amount was equivalent to 1.8% of the Fund's net assets attributable to Class I shares on such day). For the fiscal year ended March 31, 1995, the Fund accrued service fee payments under the Plan aggregating $100,697, which was paid to the Principal Underwriter. The Principal Underwriter paid $98,038 as service fee payments to Authorized Firms and retained the balance.

PRINCIPAL UNDERWRITER

    For the fiscal year ended March 31, 1995, the Fund paid the Principal Underwriter $1,877.50 for repurchase transactions handled by the Principal Underwriter (being $2.50 for each such transaction).

CUSTODIAN

    For the fiscal year ended March 31, 1995, the Fund paid IBT $6,062.

BROKERAGE

    For the period from the start of business, May 22, 1992, to the fiscal year ended March 31, 1993, and for the period from April 1, 1993 to May 3, 1993 (when the Fund transferred substantially all of its assets to the Portfolio in exchange for an interest in the Portfolio), the Fund paid no brokerage commissions on portfolio transactions.

TRUSTEES

    The fees and expenses of those Trustees of the Trust and of the Portfolio who are not members of the Eaton Vance organization (the noninterested Trustees) are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. (The Trustees of the Trust and the Portfolio who are members of the Eaton Vance organization receive no compensation from the Trust or the Portfolio.) During the fiscal year ended March 31, 1995, the noninterested Trustees of the Trust and the Portfolio earned the following compensation in their capacities as Trustees from the Fund, the Portfolio, and the other funds in the Eaton Vance fund complex(1):

                                                                           AGGREGATE
                                                           AGGREGATE      COMPENSATION    TOTAL COMPENSATION
                                                          COMPENSATION        FROM          FROM TRUST AND
      NAME                                                 FROM FUND       PORTFOLIO         FUND COMPLEX
      ----                                                ------------    ------------    -------------------
      Donald R. Dwight                                       $672           $2,114(2)         $135,000(4)
      Samuel L. Hayes, III                                    657            2,133(3)          147,500(5)
      Norton H. Reamer                                        630            2,140             135,000
      John L. Thorndike                                       647            2,228             140,000
      Jack L. Treynor                                         689            2,205             140,000

(1) The Eaton Vance fund complex consists of 205 registered investment companies or series thereof.

(2) Includes $351 of deferred compensation.

(3) Includes $682 of deferred compensation.

(4) Includes $17,500 of deferred compensation.

(5) Includes $33,750 of deferred compensation.

                             PRINCIPAL UNDERWRITER

    Under the Distribution Agreement the Principal Underwriter acts as principal in selling shares of the Fund. The expenses of printing copies of prospectuses used to offer shares to financial service firms ("Authorized Firms") or investors and other selling literature and of advertising is borne by the Principal Underwriter. The fees and expenses of qualifying and registering and maintaining qualifications and registrations of the Fund and its shares under Federal and state securities laws is borne by the Fund. In addition, the Fund makes payments to the Principal Underwriter pursuant to its Distribution Plan as described in the Fund's current Prospectus; the provisions of the Fund's Distribution Plan relating to such payments are included in the Distribution Agreement. The Distribution Agreement is renewable annually by the Trust's Board of Trustees (including a majority of its Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Fund's Distribution Plan or the Distribution Agreement), may be terminated on sixty days' notice either by such Trustees or by vote of a majority of the outstanding voting securities of the Fund or on six months' notice by the Principal Underwriter and is automatically terminated upon assignment. The Principal Underwriter distributes Fund shares on a "best efforts" basis under which it is required to take and pay for only such shares as may be sold.

    The Fund has authorized the Principal Underwriter to act as its agent in repurchasing shares at the rate of $2.50 for each repurchase transaction handled by the Principal Underwriter. The Principal Underwriter estimates that the expenses incurred by it in acting as repurchase agent for the Fund will exceed the amounts paid therefor by the Fund. For the amount paid by the Fund to the Principal Underwriter for acting as repurchase agent, see "Fees and Expenses" in this Part II.

                               DISTRIBUTION PLAN

    The Distribution Plan (the "Plan") applicable to Class I shares is described in the prospectus and is designed to meet the requirements of Rule 12b-1 under the 1940 Act and the sales charge rule of the National Association of Securities Dealers, Inc. (the "NASD Rule"). The purpose of the Plan is to compensate the Principal Underwriter for its distribution services and facilities provided to the Fund by paying the Principal Underwriter sales commissions and a separate distribution fee in connection with sales of Fund shares. The following supplements the discussion of the Plan contained in the Fund's Prospectus.

    The amount payable by the Fund to the Principal Underwriter pursuant to the Plan as sales commissions and distribution fees with respect to each day will be accrued on such day as a liability of Class I shares and will accordingly reduce the net assets of the Class I shares upon such accrual, all in accordance with generally accepted accounting principles. The amount payable on each day is limited to 1/365 of .75% of the Fund's net assets attributable to Class I shares on such day. The level of the Fund's net assets attributable to Class I shares changes each day and depends upon the amount of sales and redemptions of Class I shares, the changes in the value of the investments held by the Portfolio, the expenses of the Fund attributable to Class I shares and the Portfolio accrued and allocated to the Fund on such day, income on portfolio investments of the Portfolio accrued and allocated to the Fund on such day, and any dividends and distributions declared on the Class I shares. The

Fund does not accrue possible future payments as a liability of the Class I shares or reduce the current net assets of the Class I shares in respect of unknown amounts which may become payable under the Plan in the future because the standards for accrual of such a liability under accounting principles have not been satisfied.


    The Plan provides that the Fund will receive all contingent deferred sales charges and will make no payments to the Principal Underwriter in respect of any day on which there are no outstanding Uncovered Distribution Charges of the Principal Underwriter. Contingent deferred sales charges and accrued amounts will be paid by the Fund to the Principal Underwriter whenever there exist Uncovered Distribution Charges under the Plan.

    Periods with a high level of sales of Class I shares accompanied by a low level of early redemptions of Class I shares resulting in the imposition of contingent deferred sales charges will tend to increase the time during which there will exist Uncovered Distribution Charges of the Principal Underwriter. Conversely, periods with a low level of sales of Class I shares accompanied by a high level of early redemptions of Class I shares resulting in the imposition of contingent deferred sales charges will tend to reduce the time during which there will exist Uncovered Distribution Charges of the Principal Underwriter.

    In calculating daily the amount of Uncovered Distribution Charges, distribution charges will include the aggregate amount of sales commissions and distribution fees theretofore paid plus the aggregate amount of sales commissions and distribution fees which the Principal Underwriter is entitled to be paid under the Plan since its inception. Payments theretofore paid or payable under the Plan by the Fund on behalf of Class I to the Principal Underwriter and contingent deferred sales charges with respect to Class I shares theretofore paid and payable to the Principal Underwriter will be subtracted from such distribution charges; if the result of such subtraction is positive, a distribution fee (computed at 1% over the prime rate then reported in The Wall Street Journal) will be computed on such amount and added thereto, with the resulting sum constituting the amount of outstanding Uncovered Distribution Charges with respect to such day. The amount of outstanding Uncovered Distribution Charges of the Principal Underwriter calculated on any day does not constitute a liability recorded on the financial statements of the Fund.

    The amount of Uncovered Distribution Charges of the Principal Underwriter at any particular time depends upon various changing factors, including the level and timing of sales of Class I shares, the nature of such sales (i.e., whether they result from exchange transactions, reinvestments or from cash sales through Authorized Firms), the level and timing of redemptions of Class I shares upon which a contingent deferred sales charge will be imposed, the level and timing of redemptions of Class I shares upon which no contingent deferred sales charge will be imposed (including redemptions involving exchanges of Class I shares for shares of another fund in the Eaton Vance Marathon Group of Funds which result in a reduction of Uncovered Distribution Charges), changes in the level of the net assets attributable to Class I shares, and changes in the interest rate used in the calculation of the distribution fee under the Plan.

    As currently implemented by the Trustees, the Plan authorizes payments of sales commissions and distribution fees to the Principal Underwriter and service fees to the Principal Underwriter and Authorized Firms which may be equivalent, on an aggregate basis during any fiscal year of the Fund, to .90% of the Fund's average daily net assets for such year. For the sales commission and service fee payments made by the Fund and the outstanding Uncovered Distribution Charges of the Principal Underwriter, see "Fees and Expenses -- Distribution Plan" in this
Part II. The Fund believes that the combined rate of all these payments may be higher than the rate of payments made under distribution plans adopted by many other investment companies pursuant to Rule 12b-1. Although the Principal Underwriter will use its own funds (which may be borrowed from banks) to pay sales commissions at the time of sale, it is anticipated that the Eaton Vance organization will profit by reason of the operation of the Plan through an increase in the Fund's assets (thereby increasing the advisory fee payable to BMR by the Portfolio) resulting from the sale of Class I shares and through amounts paid to the Principal Underwriter, including contingent deferred sales charges, pursuant to the Plan. The Eaton Vance organization may be considered to have realized a profit under the Plan if at any point in time the aggregate amounts theretofore received by the Principal Underwriter pursuant to the Plan and from contingent deferred sales charges have exceeded the total expenses theretofore incurred by such organization in distributing Class I shares of the Fund. Total expenses for this purpose will include an allocable portion of the overhead costs of such organization and its branch offices, which costs will include without limitation leasing expense, depreciation of building and equipment, utilities, communication and postage expense, compensation and benefits of personnel, travel and promotional expense, stationery and supplies, literature and sales aids, interest expense, data processing fees, consulting and temporary help costs, insurance, taxes other than income taxes, legal and auditing expense and other miscellaneous overhead items. Overhead is calculated and allocated for such purpose by the Eaton Vance organization in a manner deemed equitable to the Fund.

    The Plan continues in effect until April 28, 1996, and shall continue in effect indefinitely thereafter for so long as such continuance is approved at least annually by the vote of both a majority of (i) the Trustees of the Trust who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the "Rule 12b-1 Trustees") and (ii) all of the Trustees then in office, and the Distribution Agreement contains a similar provision. The Plan and Distribution Agreement may be terminated at any time with respect to one or more classes of shares of the Fund by a vote of a majority of the Rule 12b-1 Trustees or by a vote of a majority of the outstanding voting securities of that class of the Fund. The provisions of the Plan relating to payments of sales commissions and distribution fees to the Principal Underwriter are also included in the Distribution Agreement between the Trust on behalf of the Fund and the Principal Underwriter. Pursuant to Rule 12b-1, the Plan has been approved by the Fund's shareholders and by the Board of Trustees of the Trust, including the Rule 12b-1 Trustees. Under the Plan the President or a Vice President of the Trust shall provide to the Trustees for their review, and the Trustees shall review at least quarterly, a written report of the amount expended under the Plan and the purposes for which such expenditures were made. The Plan may not be amended to increase materially the payments described therein without approval of the shareholders of the affected class of the Fund, and all material amendments of the Plan must also be approved by the Trustees as required by Rule 12b-1. So long as the Plan is in effect, the selection and nomination of Trustees who are not interested persons of the Trust shall be committed to the discretion of the Trustees who are not such interested persons.

    The Trustees believe that the Plan will be a significant factor in the growth of the Fund's assets, and will result in increased investment flexibility and advantages which will benefit the Fund and its shareholders. Payments for sales commissions and distribution fees made to the Principal Underwriter under the Plan will compensate the Principal Underwriter for its services and expenses in distributing shares of the Fund. Service fee payments made to the Principal Underwriter and Authorized Firms under the Plan provide incentives to provide continuing personal services to investors and the maintenance of shareholder accounts. By providing incentives to the Principal Underwriter and Authorized Firms, the Plan is expected to result in the maintenance of, and possible future growth in, the assets of the Fund. Based on the foregoing and other relevant factors, the Trustees have determined that in their judgment there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.

                            PERFORMANCE INFORMATION

    The tables below indicate the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the life of the Fund from May 22, 1992 through March 31, 1995 and the one-year period ended March 31, 1995.

                          VALUE OF A $1,000 INVESTMENT

                                                           VALUE OF                VALUE OF
                                                          INVESTMENT              INVESTMENT             TOTAL RETURN BEFORE
                                                     BEFORE DEDUCTING THE     AFTER DEDUCTING THE     DEDUCTING THE CONTINGENT
                                                     CONTINGENT DEFERRED      CONTINGENT DEFERRED       DEFERRED SALES CHARGE
                       INVESTMENT     AMOUNT OF        SALES CHARGE ON        SALES CHARGE ON***      -------------------------
 INVESTMENT PERIOD        DATE        INVESTMENT           3/31/95                  3/31/95           CUMULATIVE     ANNUALIZED
-------------------    ----------     ----------     --------------------     -------------------     ----------     ----------
Life of the Fund**        5/22/92*     $1,000           $1,162.66                 $1,142.66              16.27%         5.42%
1 Year Ended
3/31/95                   3/31/94      $1,000           $1,044.26                 $1,014.35               4.43%         4.43%


                        TOTAL RETURN AFTER
                     DEDUCTING THE CONTINGENT
                     DEFERRED SALES CHARGE***
                     -------------------------
 INVESTMENT PERIOD   CUMULATIVE     ANNUALIZED
-------------------  ----------     ----------
Life of the Fund**     14.27%         4.78%
1 Year Ended
3/31/95                 1.43%         1.43%

                     PERCENTAGE CHANGES 5/22/92* - 3/31/95

                          NET ASSET VALUE TO NET ASSET VALUE           NET ASSET VALUE TO NET ASSET VALUE
                       BEFORE DEDUCTING THE CONTINGENT DEFERRED      AFTER DEDUCTING THE CONTINGENT DEFERRED
                          SALES CHARGE WITH ALL DISTRIBUTIONS        SALES CHARGE*** WITH ALL DISTRIBUTIONS
                                      REINVESTED                                   REINVESTED
                       -----------------------------------------     ---------------------------------------
FISCAL YEAR ENDED      ANNUAL      CUMULATIVE     AVERAGE ANNUAL     ANNUAL    CUMULATIVE     AVERAGE ANNUAL
------------------     -------     ----------     --------------     -----     ----------     --------------
3/31/93**               --           9.05%            --              --          6.05%            --
3/31/94                2.10%        11.34%           5.95%          -0.82%        8.84%           4.67%
3/31/95                4.43%        16.27%           5.42%           1.43%       14.27%           4.78%

    Past performance is not indicative of future results. Investment return and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
---------------
[FN]
  *Investment operations began on May 22, 1992.
 **If a portion of the Portfolio's and/or the Fund's expenses had not been subsidized, the Fund would have had lower returns.

***No contingent deferred sales charge is imposed on shares purchased more than four years prior to the redemption, shares acquired through the reinvestment of distributions, or any appreciation in value of other shares in the account, and no such charge is imposed on exchanges of Fund shares for shares of one or more other funds listed under "The Eaton Vance Exchange Privilege" in the Fund's current prospectus.

    For the thirty-day period ended March 31, 1995, the yield of the Fund was 3.89%. The yield required of a taxable security that would produce an after-tax yield equivalent to that earned by the Fund of 3.89% would be 5.64%, assuming a Federal tax rate of 31%.

    The Fund's distribution rate (calculated on March 31, 1995 and based on the Fund's monthly distribution paid March 15, 1995) was 4.07%, and the Fund's effective distribution rate (calculated on the same date and based on the same monthly distribution) was 4.14%.

    The following table compares the taxable equivalent yield of an investment in the Fund yielding a hypothetical 4.0% with the after-tax yield of a certificate of deposit yielding a hypothetical 3.25%. The tax brackets used in the table are the Federal income tax brackets applicable for 1995: 15% for single filers with taxable income up to $23,350 and joint filers up to $39,000; 28% for single filers with taxable income from $23,351 to $56,550 and joint filers from $39,001 to $94,250; 31% for single filers with taxable income from $56,551 to 117,950 and joint filers from $94,251 to $143,600; 36% for single filers with taxable income from $117,951 to $256,500 and joint filers from $143,601 to $256,500; and 39.6% for single and joint filers with taxable income over $256,500. These brackets do not take into account the phaseout of personal exemptions and limitation on deductibility of itemized deductions over certain ranges of income, which increase the effective top Federal tax rate for certain taxpayers. Investors should consult with their tax advisers for more information.

                                                                                  TAX BRACKET
                                                                    15%      28%      31%      36%      39.6%
                                                                    ----------------------------------------
    Tax free yield..............................................    4.00%    4.00%    4.00%    4.00%    4.00%
    Taxable equivalent..........................................    4.71     5.56     5.80     6.25     6.62
    Certificates of deposit:
      Yield.....................................................    3.25     3.25     3.25     3.25     3.25
      After-tax yield...........................................    2.76     2.34     2.24     2.08     1.96

    The following is an illustration of the Tax Free Yield Advantage, comparing after-tax yields of a certificate of deposit yielding 3.25% and a hypothetical tax free investment yielding 4.0%. This illustration also quantifies the Federal income tax payable on hypothetical investments of $100,000 in a certificate of deposit yielding 3.25% and a tax free investment yielding 4.0%, and compares the after-tax return of such investments. The chart is based on 3-month bank CDs (Source: The Wall Street Journal) and current limited maturity municipal bond yields, compiled by Eaton Vance Management. Tax free yields are for illustration purposes only and are not meant to imply or predict any future rate of return for the Fund. See your financial adviser for the Fund's current yield and actual CD rates.

[GRAPHIC BEGINNING]

                            MARATHON NATIONAL
                      THE TAX FREE YIELD ADVANTAGE
                        (36% FEDERAL TAX BRACKET)
                        -------------------------
3.25%           Certificate of deposit
3.25%           Pretax yield
2.08%           After-tax yield

4.00%           Tax free investment
6.25%           Taxable equivalent yield
4.00%           Tax free yield
-----
EXAMPLE:
TWO $100,000 INVESTMENTS...
                 3.25   CD                      4.00% TAX FREE
                ----------                      --------------

Pretax income:  $ 3,250.00                         $4,000.00
Tax:             (1,170.00)                             NONE
                ----------                      --------------
After-tax
income:         $ 2,080.00                         $4,000.00

[GRAPHIC END]

    From time to time, information, charts and illustrations similar to the following, showing changes in certificate of deposit yields, and yields and taxable equivalent yields of limited maturity municipal bonds may be included in advertisements and other material supplied to present and prospective shareholders.

Here's How Far CD Yields Have Fallen...
Average annual yields
Taxable 3-month bank certificates of deposit
Limited maturity municipal bonds:
Tax free yield
Taxable equivalent (36% bracket)
(plot points for vertical bar chart follow)
         Average       Ltd Mat     Taxable Equivalent Yield
Year     CD Rate     Muni Yields         (36% bracket)
1985       7.34          7.86                12.28
1986       5.74          6.23                9.73
1987       7.25          6.43                10.05
1988       8.10          6.61                10.33
1989       7.82          6.73                10.52
1990       7.38          6.69                10.45
1991       5.36          6.00                 9.38
1992       3.08          5.38                 8.41
1993       2.69          4.65                 7.27
1994       3.22          5.40                 8.44
Sources: CDs -- The Wall Street Journal, Rategram;
Limited maturity municipal bonds -- Lehman Brothers, Inc.,
7-year General Obligation Municipal Bond Index.

This chart is for illustration purposes only; the performance of the bond index is not indicative of the Fund's performance.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

    As at June 30, 1995, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of June 30, 1995, Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL was the record owner of approximately 23.1% of the outstanding shares which are held on behalf of its customers who are the beneficial owners of such shares, and as to which it has voting power under certain limited circumstances. To the Trust's knowledge, no other person owned of record or beneficially 5% or more the Fund's outstanding shares as of such date.

                           TAX EQUIVALENT YIELD TABLE

    The table below shows the approximate taxable bond yields which are equivalent to tax-exempt bond yields from 5% to 8% under the regular Federal income tax laws and tax rates applicable for 1995.


                                            MARGINAL
  SINGLE RETURN         JOINT RETURN         INCOME                              TAX-EXEMPT YIELD
-----------------     -----------------        TAX        ------------------------------------------------------------------
           (TAXABLE INCOME)*                 BRACKET       5%      5.5%      6%       6.5%        7%        7.5%        8%
---------------------------------------     ---------     ------------------------------------------------------------------
                                                                               EQUIVALENT TAXABLE YIELD
   Up to $ 23,350     Up to    $ 39,000      15.00%       5.88%    6.47%    7.06%      7.65%      8.24%      8.82%      9.41%
$ 23,351-$ 56,550     $ 39,001-$ 94,250      28.00        6.94     7.64     8.33       9.03       9.72      10.42      11.11
$ 56,551-$117,950     $ 94,251-$143,600      31.00        7.25     7.97     8.70       9.42      10.14      10.87      11.59
$117,951-$256,500     $143,601-$256,500      36.00        7.81     8.59     9.38      10.16      10.94      11.72      12.50
    Over $256,500         Over $256,500      39.60        8.28     9.11     9.93      10.76      11.59      12.42      13.25
---------------------------------------      -------------------------------------------------------------------------------

Yields shown are for illustration purposes only and are not meant to represent the Fund's actual yield.

[FN]
* Net amount subject to Federal personal income tax after deductions and exemptions.

Note: The above-indicated Federal Income Tax Brackets do not take into account the effect of a reduction in the deductibility of Itemized Deductions for taxpayers with Adjusted Gross Income in excess of $114,700, nor the effects of phaseout of personal exemptions for single and joint filers with Adjusted Gross Incomes in excess of $114,700 and $172,050, respectively. The effective top marginal Federal income tax brackets of taxpayers over ranges of income subject to these reductions or phaseouts will be higher than indicated above.

Of course, no assurance can be given that EV Marathon National Limited Maturity Tax Free Fund will achieve any specific tax exempt yield. While it is expected that a substantial portion of the interest income distributed to the Fund's shareholders will be exempt from the regular Federal income tax, other income received by the Portfolio and allocated to the Fund may be taxable. This table does not take into account state or local taxes, if any, payable on Fund distributions. It should also be noted that the interest earned on certain "private activity bonds" issued after August 7, 1986, while exempt from the regular Federal income tax, is treated as a tax preference item which could subject the recipient to or increase the recipient's liability for the Federal alternative minimum tax. The illustrations assume that the Federal alternative minimum tax is not applicable and do not take into account any tax credits that may be available.

The information set forth above is as of the date of this Statement of Additional Information. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax equivalent yields set forth above.

INVESTMENT ADVISER OF
NATIONAL LIMITED MATURITY
TAX FREE PORTFOLIO
Boston Management and Research
24 Federal Street
Boston, MA 02110

ADMINISTRATOR OF EV MARATHON
NATIONAL LIMITED MATURITY
TAX FREE FUND
Eaton Vance Management
24 Federal Street
Boston, MA 02110

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(800) 225-6265

CUSTODIAN
Investors Bank & Trust Company
24 Federal Street
Boston, MA 02110

TRANSFER AGENT
The Shareholder Services Group, Inc.
BOS725
P.O. Box 1559
Boston, MA 02104
(800) 262-1122

AUDITORS
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110

EV MARATHON
NATIONAL LIMITED MATURITY
TAX FREE FUND
24 FEDERAL STREET
BOSTON, MA 02110


M-LNASAI



[LOGO]

EV MARATHON

NATIONAL

LIMITED MATURITY

TAX FREE

FUND


STATEMENT OF
ADDITIONAL
INFORMATION

AUGUST 1, 1995

                                    PART C
                              OTHER INFORMATION

ITEM 24:  FINANCIAL STATEMENTS AND EXHIBITS

  (A)     FINANCIAL STATEMENTS

             INCLUDED IN PART A FOR THE FUNDS LISTED BELOW ARE "FINANCIAL
               HIGHLIGHTS" FOR THE PERIODS FROM THE START OF BUSINESS TO THE PERIOD ENDED MARCH 31, 1995:

               For EV Marathon Arizona Limited Maturity Municipals Fund (start of business, November 3, 1994).

               For EV Marathon California Limited Maturity Municipals Fund
                 (start of business May 29, 1992).

               For EV Marathon Connecticut Limited Maturity Municipals Fund
                 (start of business April 16, 1993).

               For EV Marathon Florida Limited Maturity Municipals Fund (start of business May 29, 1992).

               For EV Marathon Massachusetts Limited Maturity Municipals Fund
                 (start of business June 1, 1992).

               For EV Marathon Michigan Limited Maturity Municipals Fund (start of business April 16, 1993).

               For EV Marathon New Jersey Limited Maturity Municipals Fund
                 (start of business June 1, 1992).

               For EV Marathon New York Limited Maturity Municipals Fund (start of business May 29, 1992).

               For EV Marathon North Carolina Limited Maturity Municipals Fund
                 (start of business November 28, 1994).

               For EV Marathon Ohio Limited Maturity Municipals Fund (start of business April 16, 1993).

               For EV Marathon Pennsylvania Limited Maturity Municipals Fund
                 (start of business June 1, 1992).

               For EV Marathon Virginia Limited Maturity Municipals Fund (start of business November 11, 1994).

               For EV Marathon National Limited Maturity Municipals Fund (start of business May 22, 1992).

             INCLUDED IN PART B:

               WITH RESPECT TO THE FUNDS LISTED ABOVE, INCORPORATED BY REFERENCE
                 TO THE ANNUAL REPORTS FOR THE FUNDS, EACH DATED MARCH 31, 1995 (ACCESSION NO. 0000950146-95- 000252 FOR ALL FUNDS EXCEPT THE NATIONAL FUND; 0000950146-95-000249 FOR THE NATIONAL FUND),
                 AND THE SEMI-ANNUAL REPORTS FOR THE FUNDS (WHICH CONTAIN UNAUDITED INFORMATION), EACH DATED SEPTEMBER 30, 1995 (ACCESSION NO. 0000950146-95-000763 FOR ALL FUNDS EXCEPT THE NATIONAL FUND; 0000950146-95-000708 FOR THE NATIONAL FUND) FILED ELECTRONICALLY PURSUANT TO SECTION 30(B)(2) OF THE INVESTMENT COMPANY ACT OF 1940 ARE THE FOLLOWING:

                 The Financial Statements for the above-referenced Funds for the time periods set forth in the Funds' Annual and Semi-Reports include:

                   Statement of Assets and Liabilities
                   Statement of Operations
                   Statement of Changes in Net Assets
                   Financial Highlights
                   Notes to Financial Statements
                   Independent Auditors' Report (Annual Report only)

                 (Each Fund changed the phrase "Tax Free" in its name to
                   "Municipals" on December 1, 1995.

                 The Financial Statements for the Portfolios for the time
                   periods set forth in the Funds' Annual and Semi-Reports include:

                   Portfolio of Investments
                   Statement of Assets and Liabilities
                   Statement of Operations
                   Statement of Changes in Net Assets
                   Supplementary Data
                   Notes to Financial Statements
                   Independent Auditors' Report (Annual Report only)

                 (Each Portfolio changed the phrase "Tax Free" in its name to
                   "Municipals" on December 1, 1995.)

(B)       EXHIBITS:

(1)(a) Amended and Restated Declaration of Trust for Eaton Vance Investment Trust dated January 11, 1993 filed as Exhibit 1(a) to Post-Effective Amendment No. 34 and incorporated herein by reference.

   (b) Amendment and Restatement of Establishment and Designation of Series dated June 19, 1995 filed as Exhibit 1(b) to Post-Effective Amendment No. 34 and incorporated herein by reference.

(c) Establishment and Designation of Classes dated March 18, 1996 filed herewith.

(2)(a) By-Laws as amended March 30, 1992, filed as Exhibit 2(a) to Post-Effective Amendment No. 34 and incorporated herein by reference.

   (b) Amendment to By-Laws of Eaton Vance Investment Trust dated December 13, 1993 filed as Exhibit 2(b) to Post-Effective Amendment No. 34 and incorporated herein by reference.

(3)       Not applicable.

(4)       Not applicable.

(5)       Not applicable.

(6)(a)(1) Amended Distribution Agreement between Eaton Vance Investment Trust (on behalf of its Classic series) and Eaton Vance Distributors, Inc. dated January 27, 1995, with attached schedule pursuant to Rule 8b-31 under the Investment Company Act of 1940, as amended, regarding other Classic series of the Registrant filed as Exhibit 6(a)(1) to Post-Effective Amendment No. 34 and incorporated herein by reference.

(2) Amended Distribution Agreement between Eaton Vance Investment Trust (on behalf of its Marathon series) and Eaton Vance Distributors, Inc. dated June 19, 1995, with attached schedule pursuant to Rule 8b-31 under the Investment Company Act of 1940, as amended, regarding other Marathon series of the Registrant filed as Exhibit (6)(a)(2) to Post-Effective Amendment No. 34 and incorporated herein by reference.

(3) Amended Distribution Agreement between Eaton Vance Investment Trust (on behalf of its Traditional series) and Eaton Vance Distributors, Inc. dated June 19, 1995, with attached schedule pursuant to Rule 8b-31 under the Investment Company Act of 1940, as amended, regarding other Traditional series of the Registrant filed as Exhibit (6)(a)(3) to Post- Effective Amendment No. 34 and incorporated herein by reference.

   (b) Selling Group Agreement between Eaton Vance Distributors, Inc. and Authorized Dealers filed as Exhibit (6)(b) to the Registration Statement of Eaton Vance Growth Trust Post- Effective Amendment No. 61 and incorporated herein by reference.

   (c) Schedule of Dealer Discounts and Sales Charges filed as Exhibit (6)(c) to the Registration Statement of Eaton Vance Growth Trust Post-Effective Amendment No. 59 and incorporated herein by reference.

(7) The Securities and Exchange Commission has granted the Registrant an exemptive order that permits the Registrant to enter into deferred compensation arrangements with its independent Trustees. See in the Matter of Capital Exchange Fund, Inc., Release No. IC- 20671 (November 1, 1994).

(8)(a) Custodian Agreement with Investors Bank & Trust Company dated April 15, 1994 filed as Exhibit (8) to Post-Effective Amendment No. 34 and incorporated herein by reference.

   (b) Amendment to Custodian Agreement with Investors Bank & Trust Company dated October 23, 1995 filed herewith.

(9) Amended Administrative Services Agreement between Eaton Vance Investment Trust (on behalf of each of its series) and Eaton Vance Management dated June 19, 1995, with attached schedule under Rule 8b-31 under the Investment Company Act of 1940, as amended, regarding each series of the Registrant filed as Exhibit (9) to Post-Effective Amendment No. 34 and incorporated herein by reference.

(10)      Not applicable.

(11)(a) Consent of Independent Auditors of Eaton Vance Investment Trust on behalf of EV Marathon Arizona Limited Maturity Municipals Fund, EV Marathon California Limited Maturity Municipals Fund, EV Marathon Connecticut Limited Maturity Municipals Fund, EV Marathon Florida Limited Maturity Municipals Fund, EV Marathon Massachusetts Limited Maturity Municipals Fund, EV Marathon Michigan Limited Maturity Municipals Fund, EV Marathon New Jersey Limited Maturity Municipals Fund, EV Marathon New York Limited Maturity Municipals Fund, EV Marathon North Carolina Limited Maturity Municipals Fund, EV Marathon Ohio Limited Maturity Municipals Fund, EV Marathon Pennsylvania Limited Maturity Municipals Fund and EV Marathon Virginia Limited Maturity Municipals Fund filed herewith.

(b) Consent of Independent Auditors of Eaton Vance Investment Trust on behalf of EV Marathon National Limited Maturity Municipals Fund filed herewith.

(12)      Not applicable.

(13)      Not applicable.

(14)      Not applicable.

(15)(a) Amended Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, for Eaton Vance Investment Trust (on behalf of its Classic series) dated January 27, 1995, with attached schedule pursuant to Rule 8b-31 under the Investment Company Act of 1940, as amended, regarding other Classic series of the Registrant filed as Exhibit (15)(a) to Post-Effective Amendment No. 34 and incorporated herein by reference.

   (b) Amended Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, for Eaton Vance Investment Trust (on behalf of its Marathon series) dated June 19, 1995, with attached schedule pursuant to Rule 8b-31 under the Investment Company Act of 1940, as amended, regarding other Marathon series of the Registrant filed as Exhibit (15)(b) to Post-Effective Amendment No. 34 and incorporated herein by reference.

   (c) Amended Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, for Eaton Vance Investment Trust (on behalf of its Traditional series) dated June 19, 1995, with attached schedule pursuant to Rule 8b-31 under the Investment Company Act of 1940, as amended, regarding other Traditional series of the Registrant filed as Exhibit (15)(c) to Post-Effective Amendment No. 34 and incorporated herein by reference.

(16)      Schedules for Computation of Performance Quotations filed herewith.

(17)(a) Power of Attorney for Eaton Vance Investment Trust dated February 8, 1994 filed as Exhibit (17)(a) to Post-Effective Amendment No. 34 and incorporated herein by reference.

(b) Power of Attorney for Arizona Limited Maturity Municipals Portfolio, California Limited Maturity Municipals Portfolio, Connecticut Limited Maturity Municipals Portfolio, Florida Limited Maturity Municipals Portfolio, Massachusetts Limited Maturity Municipals Portfolio, Michigan Limited Maturity Municipals Portfolio, National Limited Maturity Municipals Portfolio, New Jersey Limited Maturity Municipals Portfolio, New York Limited Maturity Municipals Portfolio, North Carolina Limited Maturity Municipals Portfolio, Ohio Limited Maturity Municipals Portfolio, Pennsylvania Limited Maturity Municipals Portfolio and Virginia Limited Maturity Municipals Portfolio dated June 19, 1995 filed as Exhibit (17)(b) to Post-Effective Amendment No. 34 and incorporated herein by reference.

(18) Multi-Class Plan for Eaton Vance Investment Trust dated March 18, 1996 filed herewith.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT Not applicable.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES

                                 (1)                                                   (2)
                           TITLE OF CLASS                                    NUMBER OF RECORD HOLDERS
           Shares of beneficial interest without par value                   as of February 29, 1996
    EV Marathon Arizona Limited Maturity Municipals Fund                                 14
    EV Traditional California Limited Maturity Municipals Fund                           72
    EV Marathon California Limited Maturity Municipals Fund                             989
    EV Traditional Connecticut Limited Maturity Municipals Fund                          29
    EV Marathon Connecticut Limited Maturity Municipals Fund                            371
    EV Classic Florida Limited Maturity Municipals Fund                                 106
    EV Marathon Florida Limited Maturity Municipals Fund                              2,325
    EV Traditional Florida Limited Maturity Municipals Fund                              18
    EV Classic Massachusetts Limited Maturity Municipals Fund                            84
    EV Marathon Massachusetts Limited Maturity Municipals Fund                        2,441
    EV Traditional Michigan Limited Maturity Municipals Fund                             61
    EV Marathon Michigan Limited Maturity Municipals Fund                               547
    EV Classic National Limited Maturity Municipals Fund                                276
    EV Marathon National Limited Maturity Municipals Fund                             2,530
    EV Traditional National Limited Maturity Municipals Fund                             22
    EV Traditional New Jersey Limited Maturity Municipals Fund                           68
    EV Marathon New Jersey Limited Maturity Municipals Fund                           2,389
    EV Classic New York Limited Maturity Municipals Fund                                112
    EV Marathon New York Limited Maturity Municipals Fund                             3,479
    EV Traditional New York Limited Maturity Municipals Fund                             14
    EV Traditional Ohio Limited Maturity Municipals Fund                                 66
    EV Marathon Ohio Limited Maturity Municipals Fund                                   800
    EV Classic Pennsylvania Limited Maturity Municipals Fund                            133
    EV Marathon Pennsylvania Limited Maturity Municipals Fund                         2,481

ITEM 27.  INDEMNIFICATION

    No change from the original filing has been made.

    Registrant's Trustees and officers are insured under a standard mutual fund errors and omissions insurance policy covering insured by reason of negligent errors and omissions committed in their capacities as such.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

    Reference is made to the information set forth under the caption "Investment Adviser and Administrator" in the Statement of Additional Information, which information is incorporated herein by reference.

ITEM 29.  PRINCIPAL UNDERWRITERS

    (A) Registrant's principal underwriter, Eaton Vance Distributors, Inc., a wholly-owned subsidiary of Eaton Vance Management, is the principal underwriter for each of the investment companies named below:

EV Classic California Municipals Fund                     EV Classic Massachusetts Limited Maturity
EV Classic Connecticut Municipals Fund                      Municipals Fund
EV Classic Florida Insured Municipals Fund                EV Classic National Limited Maturity
EV Classic Florida Limited Maturity                         Municipals Fund
  Municipals Fund                                         EV Classic National Municipals Fund
EV Classic Florida Municipals Fund                        EV Classic New Jersey Municipals Fund
EV Classic Government Obligations Fund                    EV Classic New York Limited Maturity
EV Classic Greater China Growth Fund                        Municipals Fund
EV Classic Growth Fund                                    EV Classic New York Municipals Fund
EV Classic High Income Fund                               EV Classic Pennsylvania Municipals Fund
EV Classic Information Age Fund                           EV Classic Rhode Island Municipals Fund
EV Classic Investors Fund                                 EV Classic Senior Floating-Rate Fund

EV Classic Strategic Income Fund                          EV Marathon North Carolina Municipals Fund
EV Classic Special Equities Fund                          EV Marathon Ohio Limited Maturity
EV Classic Stock Fund                                       Municipals Fund
EV Classic Total Return Fund                              EV Marathon Ohio Municipals Fund
EV Marathon Alabama Municipals Fund                       EV Marathon Oregon Municipals Fund
EV Marathon Arizona Limited Maturity                      EV Marathon Pennsylvania Limited Maturity
  Municipals Fund                                           Municipals Fund
EV Marathon Arizona Municipals Fund                       EV Marathon Pennsylvania Municipals Fund
EV Marathon Arkansas Municipals Fund                      EV Marathon Rhode Island Municipals Fund
EV Marathon California Limited Maturity                   EV Marathon Strategic Income Fund
  Municipals Fund                                         EV Marathon South Carolina Municipals Fund
EV Marathon California Municipals Fund                    EV Marathon Special Equities Fund
EV Marathon Colorado Municipals Fund                      EV Marathon Stock Fund
EV Marathon Connecticut Limited Maturity                  EV Marathon Tax-Managed Growth Fund
  Municipals Fund                                         EV Marathon Tennessee Municipals Fund
EV Marathon Connecticut Municipals Fund                   EV Marathon Texas Municipals Fund
EV Marathon Emerging Markets Fund                         EV Marathon Total Return Fund
EV Marathon Florida Insured Municipals Fund               EV Marathon Virginia Municipals Fund
EV Marathon Florida Limited Maturity                      EV Marathon West Virginia Municipals Fund
  Municipals Fund                                         EV Traditional Alabama Municipals Fund
EV Marathon Florida Municipals Fund                       EV Traditional Arizona Municipals Fund
EV Marathon Georgia Municipals Fund                       EV Traditional Arkansas Municipals Fund
EV Marathon Gold & Natural Resources Fund                 EV Traditional California Limited Maturity
EV Marathon Government Obligations Fund                     Municipals Fund
EV Marathon Greater China Growth Fund                     EV Traditional California Municipals Fund
EV Marathon Greater India Fund                            EV Traditional Colorado Municipals Fund
EV Marathon Growth Fund                                   EV Traditional Connecticut Limited Maturity
EV Marathon Hawaii Municipals Fund                          Municipals Fund
EV Marathon High Income Fund                              EV Traditional Connecticut Municipals Fund
EV Marathon High Yield Municipals Fund                    EV Traditional Emerging Markets Fund
EV Marathon Information Age Fund                          EV Traditional Florida Insured Municipals Fund
EV Marathon Investors Fund                                EV Traditional Florida Limited Maturity
EV Marathon Kansas Municipals Fund                          Municipals Fund
EV Marathon Kentucky Municipals Fund                      EV Traditional Florida Municipals Fund
EV Marathon Louisiana Municipals Fund                     EV Traditional Georgia Municipals Fund
EV Marathon Maryland Municipals Fund                      EV Traditional Government Obligations Fund
EV Marathon Massachusetts Limited Maturity                EV Traditional Greater China Growth Fund
  Municipals Fund                                         EV Traditional Greater India Fund
EV Marathon Massachusetts Municipals Fund                 EV Traditional Growth Fund
EV Marathon Michigan Limited Maturity                     EV Traditional Hawaii Municipals Fund
  Municipals Fund                                         EV Traditional High Yield Municipals Fund
EV Marathon Michigan Municipals Fund                      Eaton Vance Income Fund of Boston
EV Marathon Minnesota Municipals Fund                     EV Traditional Information Age Fund
EV Marathon Mississippi Municipals Fund                   EV Traditional Investors Fund
EV Marathon Missouri Municipals Fund                      EV Traditional Kansas Municipals Fund
EV Marathon National Limited Maturity                     EV Traditional Kentucky Municipals Fund
  Municipals Fund                                         EV Traditional Louisiana Municipals Fund
EV Marathon National Municipals Fund                      EV Traditional Maryland Municipals Fund
EV Marathon New Jersey Limited Maturity                   EV Traditional Massachusetts Municipals Fund
  Municipals Fund                                         EV Traditional Michigan Limited Maturity
EV Marathon New Jersey Municipals Fund                      Municipals Fund
EV Marathon New York Limited Maturity                     EV Traditional Michigan Municipals Fund
  Municipals Fund                                         EV Traditional Minnesota Municipals Fund
EV Marathon New York Municipals Fund                      EV Traditional Mississippi Municipals Fund

EV Traditional Missouri Municipals Fund                   EV Traditional Pennsylvania Municipals Fund
Eaton Vance Municipal Bond Fund L.P.                      EV Traditional South Carolina Municipals Fund
EV Traditional National Limited Maturity                  EV Traditional Special Equities Fund
  Municipals Fund                                         EV Traditional Stock Fund
EV Traditional National Municipals Fund                   EV Traditional Tax-Managed Growth Fund
EV Traditional New Jersey Limited Maturity                EV Traditional Tennessee Municipals Fund
  Municipals Fund                                         EV Traditional Texas Municipals Fund
EV Traditional New Jersey Municipals Fund                 EV Traditional Total Return Fund
EV Traditional New York Limited Maturity                  EV Traditional Virginia Municipals Fund
  Municipals Fund                                         EV Traditional West Virginia Municipals Fund
EV Traditional New York Municipals Fund                   Eaton Vance Cash Management Fund
EV Traditional North Carolina Municipals Fund             Eaton Vance Liquid Assets Trust
EV Traditional Ohio Limited                               Eaton Vance Money Market Fund
  Maturity Municipals Fund                                Eaton Vance Prime Rate Reserves
EV Traditional Ohio Municipals Fund                       Eaton Vance Short-Term Treasury Fund
EV Traditional Oregon Municipals Fund                     Eaton Vance Tax Free Reserves
EV Traditional Pennsylvania Limited Maturity              Massachusetts Municipal Bond Portfolio
  Municipals Fund

    (B)
                 (1)                                        (2)                           (3)
         NAME AND PRINCIPAL                        POSITIONS AND OFFICES         POSITIONS AND OFFICE
          BUSINESS ADDRESS                       WITH PRINCIPAL UNDERWRITER          WITH REGISTRANT
         -----------------                       --------------------------      --------------------
James B. Hawkes*                             Vice President and Director        Vice President and
                                                                                  Trustee
William M. Steul*                            Vice President and Director            None
Wharton P. Whitaker*                         President and Director                 None
Chris Berg                                   Vice President                         None
  45 Windsor Lane
  Palm Beach Gardens, Florida
H. Day Brigham, Jr.*                         Vice President                         None
Susan W. Bukima                              Vice President                         None
  106 Princess Street
  Alexandria, Virginia
Jeffrey W. Butterfield                       Vice President                         None
  9378 Mirror Road
  Columbus, Indiana
Mark A. Carlson*                             Vice President                         None
Jeffrey Chernoff                             Vice President                         None
  115 Concourse West
  Bright Waters, New York
James S. Comforti                            Vice President                         None
  1859 Crest Drive
  Encinitas, California
Mark P. Doman                                Vice President                         None
  107 Pine Street
  Philadelphia, Pennsylvania
Michael A. Foster                            Vice President                         None
  850 Kelsey Court
  Centerville, Ohio
William M. Gillen                            Vice President                         None
  280 Rea Street
  North Andover, Massachusetts
Hugh S. Gilmartin                            Vice President                         None
  1531-184th Avenue, NE
  Bellevue, Washington
Brian Jacobs*                                Senior Vice President                  None
Thomas J. Marcello                           Vice President                         None
  553 Belleville Avenue
  Glen Ridge, New Jersey
Timothy D. McCarthy                          Vice President                         None
  9801 Germantown Pike
  Lincoln Woods Apt. 416
  Lafayette Hill, Pennsylvania
Morgan C. Mohrman*                           Senior Vice President                  None
James A. Naughton*                           Vice President                         None
Thomas Otis*                                 Secretary and Clerk                    Secretary
George D. Owen                               Vice President                         None
  1911 Wildwood Court
  Blue Springs, Missouri
F. Anthony Robinson                          Vice President                         None
  510 Gravely Hill Road
  Wakefield, Rhode Island
Benjamin A. Rowland, Jr.*                    Vice President,                        None
                                               Treasurer and Director
John P. Rynne*                               Vice President                         None
George V.F. Schwab, Jr.                      Vice President                         None
  9501 Hampton Oaks Lane
  Charlotte, North Carolina
Cornelius J. Sullivan*                       Vice President                         None
David M. Thill                               Vice President                         None
  126 Albert Drive
  Lancaster, New York
Chris Volf                                   Vice President                         None
  6517 Thoroughbred Loop
  Odessa, Florida
Sue Wilder                                   Vice President                         None
  141 East 89th Street
  New York, New York
----------
*Address is 24 Federal Street, Boston, MA 02110

    (C) Not applicable

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

    All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the possession and custody of the Registrant's custodian, Investors Bank & Trust Company, 89 South Street, Boston, MA 02111 and its transfer agent, First Data Investor Services Group, 53 State Street, Boston, MA 02104, with the exception of certain corporate documents and portfolio trading documents which are in the possession and custody of Eaton Vance Management, 24 Federal Street, Boston, MA 02110. Registrant is informed that all applicable accounts, books and documents required to be maintained by registered investment advisers are in the custody and possession of Eaton Vance Management and Boston Management and Research.

ITEM 31.  MANAGEMENT SERVICES
    Not applicable

ITEM 32.  UNDERTAKINGS
    The Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of the latest annual report to shareholders, upon request and without charge.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Boston, and the Commonwealth of Massachusetts on the 27th day of March, 1996.

                                        EATON VANCE INVESTMENT TRUST

                                        By: /s/ THOMAS J. FETTER
                                                ------------------------------
                                                THOMAS J. FETTER, President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

     SIGNATURE                                        TITLE                                    DATE
     ---------                                        -----                                    ----

                                                President (Chief Executive
/s/ THOMAS J. FETTER                              Officer)                                    March 27, 1996
---------------------------
    THOMAS J. FETTER

                                                Treasurer and Principal
                                                  Financial and
/s/ JAMES L. O'CONNOR                             Accounting Officer                          March 27, 1996
---------------------------
    JAMES L. O'CONNOR

    DONALD R. DWIGHT*                             Trustee                                     March 27, 1996
---------------------------
    DONALD R. DWIGHT

/s/ JAMES B. HAWKES                               Trustee                                     March 27, 1996
---------------------------
    JAMES B. HAWKES

    SAMUEL L. HAYES, III*                         Trustee                                     March 27, 1996
---------------------------
    SAMUEL L. HAYES, III

    NORTON H. REAMER*                             Trustee                                     March 27, 1996
---------------------------
    NORTON H. REAMER

    JOHN L. THORNDIKE*                            Trustee                                     March 27, 1996
---------------------------
    JOHN L. THORNDIKE

    JACK L. TREYNOR*                              Trustee                                     March 27, 1996
---------------------------
    JACK L. TREYNOR

*By: /s/ H. DAY BRIGHAM, JR.
---------------------------
      As attorney-in-fact

                                  SIGNATURES

     Arizona Limited Maturity Tax Free Portfolio has duly caused this Amendment to the Registration Statement on Form N-1A of Eaton Vance Investment Trust (File no. 33-1121) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on the 27th day of March, 1996.

                                  ARIZONA LIMITED MATURITY TAX FREE PORTFOLIO

                                  By: /s/ THOMAS J. FETTER
                                          ------------------------------------
                                          THOMAS J. FETTER, President

     This Amendment to the Registration Statement on Form N-1A of Eaton Vance Investment Trust (File No. 33-1121) has been signed below by the following persons in the capacities on the dates indicated.

            SIGNATURE                                        TITLE                             DATE
            ---------                                        -----                             ----

                                                            President (Chief Executive
/s/ THOMAS J. FETTER                                          Officer)                                  March 27, 1996
------------------------------------
    THOMAS J. FETTER
                                                            Treasurer and Principal
                                                              Financial and
/s/ JAMES L. O'CONNOR                                       Accounting Officer                          March 27, 1996
------------------------------------
    JAMES L. O'CONNOR

    DONALD R. DWIGHT*                                       Trustee                                     March 27, 1996
------------------------------------
    DONALD R. DWIGHT

/s/ JAMES B. HAWKES                                         Trustee                                     March 27, 1996
------------------------------------
    JAMES B. HAWKES

    SAMUEL L. HAYES, III*                                   Trustee                                     March 27, 1996
------------------------------------
    SAMUEL L. HAYES, III

    NORTON H. REAMER*                                       Trustee                                     March 27, 1996
------------------------------------
    NORTON H. REAMER

    JOHN L. THORNDIKE*                                      Trustee                                     March 27, 1996
------------------------------------
    JOHN L. THORNDIKE

    JACK L. TREYNOR*                                        Trustee                                     March 27, 1996
------------------------------------
    JACK L. TREYNOR

*By: /s/ H. DAY BRIGHAM, JR.
------------------------------------
             As attorney-in-fact

                                  SIGNATURES

     California Limited Maturity Tax Free Portfolio has duly caused this Amendment to the Registration Statement on Form N-1A of Eaton Vance Investment Trust (File no. 33-1121) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on the 27th day of March, 1996.

                                  CALIFORNIA LIMITED MATURITY TAX FREE
                                  PORTFOLIO

                                  By: /s/ THOMAS J. FETTER
                                          ------------------------------------
                                          THOMAS J. FETTER, President

     This Amendment to the Registration Statement on Form N-1A of Eaton Vance Investment Trust (File No. 33-1121) has been signed below by the following persons in the capacities on the dates indicated.

                        SIGNATURE                                        TITLE                          DATE
                        ---------                                        -----                          ----

                                                            President (Chief Executive
/s/ THOMAS J. FETTER                                         Officer)                                   March 27, 1996
------------------------------------
    THOMAS J. FETTER
                                                            Treasurer and Principal
                                                              Financial and
/s/ JAMES L. O'CONNOR                                         Accounting Officer                        March 27, 1996
------------------------------------
    JAMES L. O'CONNOR

    DONALD R. DWIGHT*                                       Trustee                                     March 27, 1996
------------------------------------
    DONALD R. DWIGHT

/s/ JAMES B. HAWKES                                         Trustee                                     March 27, 1996
------------------------------------
    JAMES B. HAWKES

    SAMUEL L. HAYES, III*                                   Trustee                                     March 27, 1996
------------------------------------
    SAMUEL L. HAYES, III

    NORTON H. REAMER*                                       Trustee                                     March 27, 1996
------------------------------------
    NORTON H. REAMER

    JOHN L. THORNDIKE*                                      Trustee                                     March 27, 1996
------------------------------------
    JOHN L. THORNDIKE

    JACK L. TREYNOR*                                        Trustee                                     March 27, 1996
------------------------------------
    JACK L. TREYNOR

*By: /s/ H. DAY BRIGHAM, JR.
------------------------------------
        As attorney-in-fact

                                  SIGNATURES

     Connecticut Limited Maturity Tax Free Portfolio has duly caused this Amendment to the Registration Statement on Form N-1A of Eaton Vance Investment Trust (File no. 33-1121) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on the 27th day of March, 1996.

                                  CONNECTICUT LIMITED MATURITY TAX FREE
                                  PORTFOLIO

                                  By: /s/ THOMAS J. FETTER
                                          ------------------------------------
                                          THOMAS J. FETTER, President

     This Amendment to the Registration Statement on Form N-1A of Eaton Vance Investment Trust (File No. 33-1121) has been signed below by the following persons in the capacities on the dates indicated.

                        SIGNATURE                                        TITLE                         DATE
                        ---------                                        -----                         ----

                                                            President (Chief Executive
/s/ THOMAS J. FETTER                                          Officer)                                  March 27, 1996
------------------------------------
    THOMAS J. FETTER
                                                            Treasurer and Principal
                                                              Financial and
/s/ JAMES L. O'CONNOR                                         Accounting Officer                        March 27, 1996
------------------------------------
    JAMES L. O'CONNOR

    DONALD R. DWIGHT*                                       Trustee                                     March 27, 1996
------------------------------------
    DONALD R. DWIGHT

/s/ JAMES B. HAWKES                                         Trustee                                     March 27, 1996
------------------------------------
    JAMES B. HAWKES

    SAMUEL L. HAYES, III*                                   Trustee                                     March 27, 1996
------------------------------------
    SAMUEL L. HAYES, III

    NORTON H. REAMER*                                       Trustee                                     March 27, 1996
------------------------------------
    NORTON H. REAMER

    JOHN L. THORNDIKE*                                      Trustee                                     March 27, 1996
------------------------------------
    JOHN L. THORNDIKE

    JACK L. TREYNOR*                                        Trustee                                     March 27, 1996
------------------------------------
    JACK L. TREYNOR

*By: /s/ H. DAY BRIGHAM, JR.
------------------------------------
       As attorney-in-fact

                                  SIGNATURES

     Florida Limited Maturity Tax Free Portfolio has duly caused this Amendment to the Registration Statement on Form N-1A of Eaton Vance Investment Trust (File no. 33-1121) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on the 27th day of March, 1996.

                                  FLORIDA LIMITED MATURITY TAX FREE PORTFOLIO

                                  By: /s/ THOMAS J. FETTER
                                          ------------------------------------
                                          THOMAS J. FETTER, President

     This Amendment to the Registration Statement on Form N-1A of Eaton Vance Investment Trust (File No. 33-1121) has been signed below by the following persons in the capacities on the dates indicated.

                        SIGNATURE                                        TITLE                         DATE
                        ---------                                        -----                         ----

                                                            President (Chief Executive
/s/ THOMAS J. FETTER                                          Officer)                                  March 27, 1996
------------------------------------
    THOMAS J. FETTER
                                                            Treasurer and Principal
                                                              Financial and
/s/ JAMES L. O'CONNOR                                         Accounting Officer                        March 27, 1996
------------------------------------
    JAMES L. O'CONNOR

    DONALD R. DWIGHT*                                       Trustee                                     March 27, 1996
------------------------------------
    DONALD R. DWIGHT

/s/ JAMES B. HAWKES                                         Trustee                                     March 27, 1996
------------------------------------
    JAMES B. HAWKES

    SAMUEL L. HAYES, III*                                   Trustee                                     March 27, 1996
------------------------------------
    SAMUEL L. HAYES, III

    NORTON H. REAMER*                                       Trustee                                     March 27, 1996
------------------------------------
    NORTON H. REAMER

    JOHN L. THORNDIKE*                                      Trustee                                     March 27, 1996
------------------------------------
    JOHN L. THORNDIKE

    JACK L. TREYNOR*                                        Trustee                                     March 27, 1996
------------------------------------
    JACK L. TREYNOR

*By: /s/ H. DAY BRIGHAM, JR.
------------------------------------
        As attorney-in-fact

                                  SIGNATURES

     Massachusetts Limited Maturity Tax Free Portfolio has duly caused this Amendment to the Registration Statement on Form N-1A of Eaton Vance Investment Trust (File no. 33-1121) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on the 27th day of March, 1996.

                                MASSACHUSETTS LIMITED MATURITY TAX FREE
                                PORTFOLIO

                                By: /s/ THOMAS J. FETTER
                                        --------------------------------------
                                        THOMAS J. FETTER, President

     This Amendment to the Registration Statement on Form N-1A of Eaton Vance Investment Trust (File No. 33-1121) has been signed below by the following persons in the capacities on the dates indicated.

                        SIGNATURE                                        TITLE                         DATE
                        ---------                                        -----                         ----

                                                            President (Chief Executive
/s/ THOMAS J. FETTER                                          Officer)                                  March 27, 1996
------------------------------------
    THOMAS J. FETTER
                                                            Treasurer and Principal
                                                              Financial and
/s/ JAMES L. O'CONNOR                                         Accounting Officer                        March 27, 1996
------------------------------------
    JAMES L. O'CONNOR

    DONALD R. DWIGHT*                                       Trustee                                     March 27, 1996
------------------------------------
    DONALD R. DWIGHT

/s/ JAMES B. HAWKES                                         Trustee                                     March 27, 1996
------------------------------------
    JAMES B. HAWKES

    SAMUEL L. HAYES, III*                                   Trustee                                     March 27, 1996
------------------------------------
    SAMUEL L. HAYES, III

    NORTON H. REAMER*                                       Trustee                                     March 27, 1996
------------------------------------
    NORTON H. REAMER

    JOHN L. THORNDIKE*                                      Trustee                                     March 27, 1996
------------------------------------
    JOHN L. THORNDIKE

    JACK L. TREYNOR*                                        Trustee                                     March 27, 1996
------------------------------------
    JACK L. TREYNOR

*By: /s/ H. DAY BRIGHAM, JR.
------------------------------------
          As attorney-in-fact

                                  SIGNATURES

     Michigan Limited Maturity Tax Free Portfolio has duly caused this Amendment to the Registration Statement on Form N-1A of Eaton Vance Investment Trust (File no. 33-1121) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on the 27th day of March, 1996.

                                  MICHIGAN LIMITED MATURITY TAX FREE PORTFOLIO

                                  By: /s/ THOMAS J. FETTER
                                          ------------------------------------
                                          THOMAS J. FETTER, President

     This Amendment to the Registration Statement on Form N-1A of Eaton Vance Investment Trust (File No. 33-1121) has been signed below by the following persons in the capacities on the dates indicated.

                        SIGNATURE                                        TITLE                         DATE
                        ---------                                        -----                         ----

                                                            President (Chief Executive
/s/ THOMAS J. FETTER                                           Officer)                                  March 27, 1996
------------------------------------
    THOMAS J. FETTER
                                                            Treasurer and Principal
                                                              Financial and
/s/ JAMES L. O'CONNOR                                         Accounting Officer                        March 27, 1996
------------------------------------
    JAMES L. O'CONNOR

    DONALD R. DWIGHT*                                       Trustee                                     March 27, 1996
------------------------------------
    DONALD R. DWIGHT

/s/ JAMES B. HAWKES                                         Trustee                                     March 27, 1996
------------------------------------
    JAMES B. HAWKES

    SAMUEL L. HAYES, III*                                   Trustee                                     March 27, 1996
------------------------------------
    SAMUEL L. HAYES, III

    NORTON H. REAMER*                                       Trustee                                     March 27, 1996
------------------------------------
    NORTON H. REAMER

    JOHN L. THORNDIKE*                                      Trustee                                     March 27, 1996
------------------------------------
    JOHN L. THORNDIKE

    JACK L. TREYNOR*                                        Trustee                                     March 27, 1996
------------------------------------
    JACK L. TREYNOR

*By: /s/ H. DAY BRIGHAM, JR.
------------------------------------
     As attorney-in-fact

                                  SIGNATURES

     National Limited Maturity Tax Free Portfolio has duly caused this Amendment to the Registration Statement on Form N-1A of Eaton Vance Investment Trust (File no. 33-1121) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on the 27th day of March, 1996.

                                  NATIONAL LIMITED MATURITY TAX FREE PORTFOLIO

                                  By: /s/ THOMAS J. FETTER
                                          ------------------------------------
                                          THOMAS J. FETTER, President

     This Amendment to the Registration Statement on Form N-1A of Eaton Vance Investment Trust (File No. 33-1121) has been signed below by the following persons in the capacities on the dates indicated.

                        SIGNATURE                                        TITLE                         DATE
                        ---------                                        -----                         ----

                                                            President (Chief Executive
/s/ THOMAS J. FETTER                                          Officer)                                  March 27, 1996
------------------------------------
    THOMAS J. FETTER
                                                            Treasurer and Principal
                                                              Financial and
/s/ JAMES L. O'CONNOR                                         Accounting Officer                        March 27, 1996
------------------------------------
    JAMES L. O'CONNOR

    DONALD R. DWIGHT*                                       Trustee                                     March 27, 1996
------------------------------------
    DONALD R. DWIGHT

/s/ JAMES B. HAWKES                                         Trustee                                     March 27, 1996
------------------------------------
    JAMES B. HAWKES

    SAMUEL L. HAYES, III*                                   Trustee                                     March 27, 1996
------------------------------------
    SAMUEL L. HAYES, III

    NORTON H. REAMER*                                       Trustee                                     March 27, 1996
------------------------------------
    NORTON H. REAMER

    JOHN L. THORNDIKE*                                      Trustee                                     March 27, 1996
------------------------------------
    JOHN L. THORNDIKE

    JACK L. TREYNOR*                                        Trustee                                     March 27, 1996
------------------------------------
    JACK L. TREYNOR

*By: /s/ H. DAY BRIGHAM, JR.
------------------------------------
        As attorney-in-fact

                                  SIGNATURES

     New Jersey Limited Maturity Tax Free Portfolio has duly caused this Amendment to the Registration Statement on Form N-1A of Eaton Vance Investment Trust (File no. 33-1121) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on the 27th day of March, 1996.

                                  NEW JERSEY LIMITED MATURITY TAX FREE
                                  PORTFOLIO

                                  By: /s/ THOMAS J. FETTER
                                          ------------------------------------
                                          THOMAS J. FETTER, President

     This Amendment to the Registration Statement on Form N-1A of Eaton Vance Investment Trust (File No. 33-1121) has been signed below by the following persons in the capacities on the dates indicated.

                        SIGNATURE                                        TITLE                         DATE
                        ---------                                        -----                         ----

                                                            President (Chief Executive
/s/ THOMAS J. FETTER                                          Officer)                                  March 27, 1996
------------------------------------
    THOMAS J. FETTER
                                                            Treasurer and Principal
                                                              Financial and
/s/ JAMES L. O'CONNOR                                         Accounting Officer                        March 27, 1996
------------------------------------
    JAMES L. O'CONNOR

    DONALD R. DWIGHT*                                       Trustee                                     March 27, 1996
------------------------------------
    DONALD R. DWIGHT

/s/ JAMES B. HAWKES                                         Trustee                                     March 27, 1996
------------------------------------
    JAMES B. HAWKES

    SAMUEL L. HAYES, III*                                   Trustee                                     March 27, 1996
------------------------------------
    SAMUEL L. HAYES, III

    NORTON H. REAMER*                                       Trustee                                     March 27, 1996
------------------------------------
    NORTON H. REAMER

    JOHN L. THORNDIKE*                                      Trustee                                     March 27, 1996
------------------------------------
    JOHN L. THORNDIKE

    JACK L. TREYNOR*                                        Trustee                                     March 27, 1996
------------------------------------
    JACK L. TREYNOR

*By: /s/ H. DAY BRIGHAM, JR.
------------------------------------
         As attorney-in-fact

                                  SIGNATURES

     New York Limited Maturity Tax Free Portfolio has duly caused this Amendment to the Registration Statement on Form N-1A of Eaton Vance Investment Trust (File no. 33-1121) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on the 27th day of March, 1996.

                                  NEW YORK LIMITED MATURITY TAX FREE PORTFOLIO

                                  By: /s/ THOMAS J. FETTER
                                          ------------------------------------
                                          THOMAS J. FETTER, President

     This Amendment to the Registration Statement on Form N-1A of Eaton Vance Investment Trust (File No. 33-1121) has been signed below by the following persons in the capacities on the dates indicated.

                        SIGNATURE                                        TITLE                         DATE
                        ---------                                        -----                         ----

                                                            President (Chief Executive
/s/ THOMAS J. FETTER                                          Officer)                                  March 27, 1996
------------------------------------
    THOMAS J. FETTER
                                                            Treasurer and Principal
                                                              Financial and
/s/ JAMES L. O'CONNOR                                         Accounting Officer                        March 27, 1996
------------------------------------
    JAMES L. O'CONNOR

    DONALD R. DWIGHT*                                       Trustee                                     March 27, 1996
------------------------------------
    DONALD R. DWIGHT

/s/ JAMES B. HAWKES                                         Trustee                                     March 27, 1996
------------------------------------
    JAMES B. HAWKES

    SAMUEL L. HAYES, III*                                   Trustee                                     March 27, 1996
------------------------------------
    SAMUEL L. HAYES, III

    NORTON H. REAMER*                                       Trustee                                     March 27, 1996
------------------------------------
    NORTON H. REAMER

    JOHN L. THORNDIKE*                                      Trustee                                     March 27, 1996
------------------------------------
    JOHN L. THORNDIKE

    JACK L. TREYNOR*                                        Trustee                                     March 27, 1996
------------------------------------
    JACK L. TREYNOR

*By: /s/ H. DAY BRIGHAM, JR.
------------------------------------
       As attorney-in-fact

                                  SIGNATURES

     Ohio Limited Maturity Tax Free Portfolio has duly caused this Amendment to the Registration Statement on Form N-1A of Eaton Vance Investment Trust (File no. 33-1121) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on the 27th day of March, 1996.

                                  OHIO LIMITED MATURITY TAX FREE PORTFOLIO

                                  By: /s/ THOMAS J. FETTER
                                          ------------------------------------
                                          THOMAS J. FETTER, President

     This Amendment to the Registration Statement on Form N-1A of Eaton Vance Investment Trust (File No. 33-1121) has been signed below by the following persons in the capacities on the dates indicated.

                        SIGNATURE                                        TITLE                         DATE
                        ---------                                        -----                         ----

                                                            President (Chief Executive
/s/ THOMAS J. FETTER                                          Officer)                                  March 27, 1996
------------------------------------
    THOMAS J. FETTER
                                                            Treasurer and Principal
                                                              Financial and
/s/ JAMES L. O'CONNOR                                         Accounting Officer                        March 27, 1996
------------------------------------
    JAMES L. O'CONNOR

    DONALD R. DWIGHT*                                       Trustee                                     March 27, 1996
------------------------------------
    DONALD R. DWIGHT

/s/ JAMES B. HAWKES                                         Trustee                                     March 27, 1996
------------------------------------
    JAMES B. HAWKES

    SAMUEL L. HAYES, III*                                   Trustee                                     March 27, 1996
------------------------------------
    SAMUEL L. HAYES, III

    NORTON H. REAMER*                                       Trustee                                     March 27, 1996
------------------------------------
    NORTON H. REAMER

    JOHN L. THORNDIKE*                                      Trustee                                     March 27, 1996
------------------------------------
    JOHN L. THORNDIKE

    JACK L. TREYNOR*                                        Trustee                                     March 27, 1996
------------------------------------
    JACK L. TREYNOR

*By: /s/ H. DAY BRIGHAM, JR.
------------------------------------
       As attorney-in-fact

                                  SIGNATURES

     Pennsylvania Limited Maturity Tax Free Portfolio has duly caused this Amendment to the Registration Statement on Form N-1A of Eaton Vance Investment Trust (File no. 33-1121) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on the 27th day of March, 1996.

                                  PENNSYLVANIA LIMITED MATURITY TAX FREE
                                  PORTFOLIO

                                  By: /s/ THOMAS J. FETTER
                                          ------------------------------------
                                          THOMAS J. FETTER, President

     This Amendment to the Registration Statement on Form N-1A of Eaton Vance Investment Trust (File No. 33-1121) has been signed below by the following persons in the capacities on the dates indicated.

                        SIGNATURE                                        TITLE                         DATE
                        ---------                                        -----                         ----

                                                            President (Chief Executive
/s/ THOMAS J. FETTER                                          Officer)                                  March 27, 1996
------------------------------------
    THOMAS J. FETTER
                                                            Treasurer and Principal
                                                              Financial and
/s/ JAMES L. O'CONNOR                                         Accounting Officer                        March 27, 1996
------------------------------------
    JAMES L. O'CONNOR

    DONALD R. DWIGHT*                                       Trustee                                     March 27, 1996
------------------------------------
    DONALD R. DWIGHT

/s/ JAMES B. HAWKES                                         Trustee                                     March 27, 1996
------------------------------------
    JAMES B. HAWKES

    SAMUEL L. HAYES, III*                                   Trustee                                     March 27, 1996
------------------------------------
    SAMUEL L. HAYES, III

    NORTON H. REAMER*                                       Trustee                                     March 27, 1996
------------------------------------
    NORTON H. REAMER

    JOHN L. THORNDIKE*                                      Trustee                                     March 27, 1996
------------------------------------
    JOHN L. THORNDIKE

    JACK L. TREYNOR*                                        Trustee                                     March 27, 1996
------------------------------------
    JACK L. TREYNOR

*By: /s/ H. DAY BRIGHAM, JR.
------------------------------------
        As attorney-in-fact

                                EXHIBIT INDEX

The following exhibits are filed as part of this amendment to the Registration Statement pursuant to General Instructions E of Form N-1A.

                                                                                               PAGE IN SEQUENTIAL
EXHIBIT NO.                                       DESCRIPTION                                   NUMBERING SYSTEM
-----------                                       -----------                                   ----------------

(1)(c)             Establishment and Designation of Classes dated March 18, 1996.
(8)(b)             Amendment to Custodian Agreement with Investors Bank & Trust Company dated October 23, 1995.
(11)(a)            Consent of Independent Auditors of Eaton Vance Investment
                   Trust on behalf of EV Marathon Arizona Limited Maturity
                   Municipals Fund, EV Marathon California Limited Maturity
                   Municipals Fund, EV Marathon Connecticut Limited Maturity
                   Municipals Fund, EV Marathon Florida Limited Maturity
                   Municipals Fund, EV Marathon Massachusetts Limited Maturity
                   Municipals Fund, EV Marathon Michigan Limited Maturity
                   Municipals Fund, EV Marathon New Jersey Limited Maturity
                   Municipals Fund, EV Marathon New York Limited Maturity
                   Municipals Fund, EV Marathon North Carolina Limited Maturity
                   Municipals Fund, EV Marathon Ohio Limited Maturity Municipals
                   Fund, EV Marathon Pennsylvania Limited Maturity Municipals
                   Fund and EV Marathon Virginia Limited Maturity Municipals
                   Fund dated March 27, 1996.
    (b)            Consent of Independent Auditors of Eaton Vance Investment Trust on behalf of EV Marathon National Limited Maturity Municipals Fund dated March 27,
                   1996.
(16)               Schedules for Computation of Performance Quotations.
(18)               Multi-Class Plan for Eaton Vance Investment Trust dated March 18, 1996.